As filed with the U.S. Securities and Exchange Commission on April 29, 2024
File Nos. 811‑07763
333‑10015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 141	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 142	☒
(Check appropriate box or boxes)

LITMAN GREGORY FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245
(Address of Principal Executive Offices) (Zip Code)
(925) 254‑8999
(Registrant’s Telephone Number, including Area Code)

Jeffrey K. Seeley 2301 Rosecrans Avenue, Suite 2150 El Segundo, California 90245	Copies of Communications to: David A. Hearth, Esq. Paul Hastings LLP 101 California Street, 48th Floor San Francisco, California 94111
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.
It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
(Share Class – Ticker Symbol)
iMGP Global Select Fund
Institutional Class – MSEFX
iMGP International Fund
Institutional Class – MSILX
iMGP Alternative Strategies Fund
Institutional Class – MASFX
Investor Class – MASNX
iMGP High Income Fund
Institutional Class – MAHIX
iMGP Small Company Fund (formerly, iMGP SBH Focused Small Value Fund)
Institutional Class – PFSVX
iMGP Oldfield International Value Fund
Institutional Class – POIVX
iMGP Dolan McEniry Corporate Bond Fund
Institutional Class – IDMIX
April 29, 2024
As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

For More Information	Back Cover

iMGP Global Select Fund

Summary Section
Investment Objective

The iMGP Global Select Fund (the “Global Select Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.
Fees and Expenses of the Global Select Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Global Select Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees(1)	0.85%
Other Expenses	0.32%
Interest and Dividend Expenses	0.04%

Total Other Expenses	0.36%

Total Annual Fund Operating Expenses(1)	1.21%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.20)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)(3)	1.01%

(1)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to the corresponding ratios included in the Global Select Fund’s Financial Highlights because the management fees for the Fund were reduced effective April 29, 2024 and were not in effect for the previous fiscal year.

(2)
iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Global Select Fund, has contractually agreed to limit the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2025 to an annual rate of 0.98% on the first $750 million of the Global Select Fund’s assets (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

(3)
iM Global has separately contractually agreed through April 30, 2025 to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Fund’s daily net assets retained by iM Global is 0.40% on the first $750 million of assets and 0.30% on assets over $750 million. This agreement may be terminated at any time by the Board of the Trust upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example
This example is intended to help you compare the cost of investing in the Global Select Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Global Select Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Select Fund’s operating expenses remain the same. The cost for the Global Select Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$103	$357	$639	$1,442
Portfolio Turnover

The Global Select Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Global Select Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Select Fund’s performance. During the most recent fiscal year, the Global Select Fund’s portfolio turnover rate was 55.74% of the average value of its portfolio.
Principal Strategies

The Global Select Fund invests in the securities of companies that the sub-advisors to the Global Select Fund (each, a “manager” or “sub-advisor”) believe have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Global Select Fund to seek skilled managers, give them broad flexibility, limit them to their highest-conviction ideas and create diversification at the overall fund level by choosing managers with complementary styles, which the Advisor believes also should reduce risk. The Advisor is responsible for recommending which sub-advisors to hire or remove. Before hiring a sub-advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.
There is no minimum or maximum allocation of the Global Select Fund’s portfolio assets to each sub-advisor. The Advisor is responsible for establishing the target allocation of the Global Select Fund’s assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and market capitalization exposure (large-cap, mid-cap and small-cap companies) and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the Global Select Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre-established target allocation

2	Litman Gregory Funds Trust

ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub-advisor. The Advisor monitors the individual portfolios managed by the sub-advisors to ensure that the overall portfolio does not include any unintentional over-weights to market capitalization levels, sectors, industries or individual securities. Under normal conditions, each sub-advisor manages a portion of the Global Select Fund’s assets by independently managing a portfolio typically composed of at least 10, but not more than 35 stocks (resulting in total Fund holdings of 45 to 85 different stocks).
Under normal market conditions, the Global Select Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Typically, the Fund invests between 25%-75% in equity securities of U.S. companies and between 25-75% of its net assets in equity securities of non-U.S. companies. The specific allocation to U.S. and non-U.S. securities will vary from time to time based on the sub-advisors’ assessment of domestic and international market conditions. An issuer is considered to be “located” in a particular country on the basis of its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated in that country). There is no minimum portion of the Global Select Fund’s assets required to be invested in any single country, but the Global Select Fund will invest more than 25% of its assets, and typically a much higher percentage, in non-U.S. countries. The Global Select Fund may invest in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. Each sub-advisor may, at its discretion, invest in foreign currencies or use currency futures or forwards to hedge the currency risk of holding non-U.S. Dollar denominated securities.
Securities in which the Global Select Fund may invest include predominantly equity securities (common stocks). The Global Select Fund may focus its investments in certain sectors – including, but not limited to, the finance, healthcare and technology sectors – from time to time as a result of the implementation of the Global Select Fund’s investment strategy by the sub-advisors, but sector focus is not a principal strategy of the Fund. Investment in a sector typically includes investment in multiple industries within a sector. The Fund invests in securities of all sizes, but typically focuses on the securities of large- and mid-sized companies, as measured by market capitalization at the time of acquisition.
The Global Select Fund’s three sub-advisors (four portfolio segments) emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations. The Fund’s four sub-advised portfolios can generally be described as: (1) global mid cap value, (2) global large cap growth, (3) global small/mid cap growth, and (4) global large cap value, with target allocations to each portfolio as indicated in the following table:

SUB‑ ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Nuance Investments, LLC (“Nuance”)	30%	All sizes, but mostly mid‑sized companies	Value
Polen Capital Management, LLC (“Polen Capital”)	20%	Large‑sized companies	Growth
Polen Capital	20%	Small- and mid‑sized companies	Growth
Scharf Investments, LLC (“Scharf”)	30%	All sizes, but mostly large‑sized companies	Value

The Global Select Fund’s global mid‑cap value strategy managed by Nuance focuses on the belief that the ability to outperform the broad stock market requires a consistent and disciplined value investing approach. Nuance seeks to generate investment returns by diligently reviewing one company at a time on its own investment merits. Through long-term study of each company and thorough analysis of financial statements, management strategy and competitive position, using both fundamental research and interviews of management teams to help evaluate the sustainability of leading businesses, Nuance seeks to identify companies it considers to be best in class and having a long-term competitive advantage. With respect to valuation, Nuance seeks to identify potential holdings that are undervalued in the marketplace for transitory reasons because of a period of lower earnings that in Nuance’s view is not unusual in the context of typical industry cycles or a specific company’s approach to the competitive landscape.
The Global Select Fund’s large cap growth strategy managed by Polen Capital focuses on investments in large capitalization companies (market capitalizations greater than $10 billion at the time of purchase) that are located anywhere in the world, including companies in both developed and emerging markets, and, in Polen Capital’s opinion, have a sustainable competitive advantage. Polen Capital uses an intensive fundamental research process to identify companies that it believes have certain attractive characteristics, which typically reflect an underlying competitive advantage, focusing on five principal “guardrails”, including (i) return on equity, (ii) strong earnings growth and free cash flow generation, (iii) strong balance sheets, (iv) stable or growing profit margins, and (v) organic revenue growth, to narrow down the broad universe to the types of businesses in which the Global Select Fund will invest. The Global Select Fund’s large cap growth strategy invests in high-quality large capitalization growth companies that Polen Capital believes have a competitive advantage within an industry and can deliver sustainable, above-average earnings growth.
The Global Select Fund’s global small/mid cap growth strategy is also managed by Polen Capital and focuses investments in small

Fund Summary	3

iMGP Global Select Fund — (Continued)

and mid‑cap companies that, at the time of purchase, are within the range of the market capitalizations of companies in the MSCI ACWI SMID Index. As of December 31, 2023, the average weighted market capitalization of the issuers in the MSCI ACWI SMID Index was approximately $6.9 billion. Polen Capital’s investment process and philosophy with respect to the small/mid cap growth strategy follows the same fundamental principles as described above for the large cap growth strategy to identify companies with a competitive advantage, including an assessment of the management team, business model and performance against competitors, among other factors.
In addition, the small/mid cap strategy focuses on five investment criteria that must be satisfied by each company in which the Fund invests: each company must (i) be uniquely positioned, (ii) have a repeatable sales process, (iii) have a robust business model, (iv) have an effective management team, and (v) have value-creating reinvestment opportunities. Polen Capital may sell an existing holding of the Global Select Fund’s small/mid cap growth portfolio if a company ceases to meet one of these criteria.
The Global Select Fund’s global large cap value strategy managed by Scharf invests in equity securities of companies of all size market capitalizations, with a focus on large capitalization companies. Scharf utilizes five key elements in its equity investment philosophy: (i) low valuation, (ii) discount to fair value, (iii) investment flexibility, (iv) focus and (v) long-term perspective. Through a proprietary screening process, Scharf seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value, which Scharf describes as “growth stocks at value prices.” Scharf targets companies it can purchase at a 30% discount due to temporary market mispricing and considers certain factors, including, among others, a company’s market conditions and earnings stream, to determine whether a low valuation is temporary and therefore a candidate for investment, or structural and reflecting a larger underlying issue that would make an investment unattractive.
Each sub‑advisor applies its investment process when determining when a security may be sold. Generally, a security may be sold: (1) if the sub‑advisor believes the security’s market price exceeds the its estimate of intrinsic value; (2) if the sub‑advisor’s view of the business fundamentals (profitability, balance sheet stability, product acceptance, competitive advantages) or management of the underlying company changes; (3) if a more attractive investment in terms of long-term growth potential is found; (4) if general market conditions that may include changes in employment rates, interest rate fluctuations, changes in fiscal policies, changes in regulations and other factors trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.
Principal Risks

Investment in stocks exposes shareholders of the Global Select Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Global Select Fund. An investment in the Global Select Fund is not a deposit in a bank and is not insured or guaranteed by the
Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment. Some or all of these risks may adversely affect the Global Select Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium‑sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non‑U.S.) securities may cause the Global Select Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. ‘

•	Emerging Markets Risk. This is the risk that the value of the Global Select Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Global Select Fund’s investments in foreign (non‑U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non‑U.S.) currencies.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Market Risk. The value of the Global Select Fund’s shares will fluctuate based on the performance of the Global Select Fund’s investments and other factors affecting the securities markets

4	Litman Gregory Funds Trust

generally. Certain investments selected for the Global Select Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Global Select Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Global Select Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Mid‑Sized Companies Risk. Securities of companies with mid‑sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid‑sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid‑sized companies may have relatively short operating histories or may be newer public companies.

•	Smaller Companies Risk. The Global Select Fund may invest a portion of its assets in the securities of small- and mid‑sized companies. Securities of small and mid‑cap companies are generally more volatile and less liquid than the securities of large‑cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Multi-Management Risk. Because portions of the Global Select Fund’s assets are managed by different portfolio managers using different styles, the Global Select Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

•	Large Shareholder Purchase and Redemption Risk. The Global Select Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Global Select Fund. Such large shareholder redemptions may cause the Global Select Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Global Select Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Global Select Fund’s performance to the extent that the Global Select Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Global Select Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Global Select Fund’s expense ratio.

•	Europe Investing Risk. The Global Select Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There continues to be uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

•	Sector Weightings Risk. Although sector focus is not a principal strategy of the Global Select Fund, the Global Select Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Global Select Fund emphasizes investments in a particular sector, the Global Select Fund has the potential to be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Global Select Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

¡	Financial Sector Risk. The Global Select Fund may invest a portion of its assets in the financial sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡
Healthcare Sector Risk. The Global Select Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily

Fund Summary	5

iMGP Global Select Fund — (Continued)

dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

¡	Technology Sector Risk. The Global Select Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•	Investment Selection Risk. The sub‑advisors’ portfolio managers may select investments that underperform and investors’ Fund shares may decline in value. This risk may be more significant when sub‑advisors concentrate their holdings in a limited number of securities as may be the case in the Global Select Fund because concentration can magnify the potential for gains and losses from individual securities. This risk may be greater for multi-manager funds compared to funds with a single manager.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Global Select Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Global Select Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Global Select Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub‑advisor’s control, including instances at third parties. The Global Select Fund, the Advisor and each sub‑advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or that security’s value may decrease.

•	Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.
•	Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.
Performance

The following performance information provides some indication of the risks of investing in the Global Select Fund. The bar chart shows changes in the performance of the Global Select Fund’s Institutional Class shares from year to year. The table below shows how the Global Select Fund’s average annual total returns of the Institutional Class for the 1‑, 5‑ and 10‑year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Global Select Fund will perform in the future. Updated performance information is available on the Global Select Fund’s website at www.imgpfunds.com.
Global Select Fund
Institutional Class Calendar Year Total Returns
as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:	22.68%	Quarter ended June 30, 2020
Lowest:	-24.62%	Quarter ended March 31, 2020

6	Litman Gregory Funds Trust

Average Annual Total Returns (for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
Global Select Fund
Institutional Class
Return Before Taxes	17.26%	9.41%	7.64%
Return After Taxes on Distributions	16.16%	6.19%	4.88%
Return After Taxes on Distributions and Sale of Fund Shares	10.99%	7.30%	5.72%
MSCI World Index
(reflects no deduction for fees, expenses or taxes)	23.79%	12.80%	8.60%
Morningstar US Global Large Blend Category
(reflects net performance of funds in this group)	17.81%	10.27%	7.02%
The Global Select Fund’s after‑tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. If you own shares of the Global Select Fund in a tax‑deferred account, such as a 401(k) plan or an individual retirement account, after‑tax returns shown are not relevant to your investment. The after‑tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE GLOBAL SELECT FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director and Co‑Portfolio Manager	2014

	Kiko Vallarta, CFA, Senior Vice President, Co‑Head of Equity Strategies and Co‑Portfolio Manager	2022

SUB‑ADVISOR	PORTFOLIO MANAGER

Nuance Investments, LLC	Scott Moore, CFA, President, Co‑Chief Investment Officer and Portfolio Manager	2014

	Chad Baumler, CFA, Vice President, Co‑Chief Investment Officer and Portfolio Manager	2020

Polen Capital Management, LLC	Damon Ficklin, Head of Team, Portfolio Manager and Analyst, Large Company Growth	2022

	Rayna Lesser Hannaway, CFA, Head of Team, Portfolio Manager and Analyst, Small Company Growth	2023

	Shane Smith, CFA, Portfolio Manager and Analyst, Small Company Growth	2023

	Greg McIntire, CFA, Head of Portfolio Insights and Portfolio Manager, Small Company Growth	2023

	Bryan Power, CFA, Director of Research, Portfolio Manager and Analyst, Large Company Growth	2023

	Angel Ortiz, Portfolio Manager & Analyst, Emerging Markets	2024

Scharf Investments, LLC	Brian A. Krawez, President, Investment Committee Chairman and Lead Equity Manager	2022

	Gabe Houston, Investment Committee Member, Senior Research Analyst	2022
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 41 of this Prospectus.

Fund Summary	7

iMGP International Fund

Summary Section
Investment Objective

The iMGP International Fund (the “International Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.
Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees(1)	0.90%
Other Expenses	0.19%

Total Annual Fund Operating Expenses(1)	1.09%
Fee Waiver and/or Expense Reimbursement(2)	(0.02)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.07%

(1)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to the corresponding ratios included in the International Fund’s Financial Highlights because the management fees for the Fund were reduced effective April 29, 2024 and were not in effect for the previous fiscal year.

(2)
iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC (“iM Global” or the “Advisor”), the advisor to the International Fund, has contractually agreed, through April 30, 2025, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by iM Global is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% on assets over $1 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example
This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. The cost for the International Fund reflects the net expenses of the International Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$109	$344	$598	$1,326
Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the International Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 40.55% of the average value of its portfolio.
Principal Strategies

The International Fund invests in the securities of companies that the sub‑advisors to the International Fund (each, a “manager” or “sub‑advisor”) believe have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the International Fund to seek skilled managers, give them broad flexibility, limit them to their highest-conviction ideas and create diversification at the overall fund level by choosing managers with complementary styles, which the Advisor believes also should reduce risk. The Advisor is responsible for recommending which sub‑advisors to hire or remove. Before hiring a sub‑advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.
There is no minimum or maximum allocation of the International Fund’s portfolio assets to each sub‑advisor. The Advisor is responsible for establishing the target allocation of International Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and market capitalization exposure (large‑cap, mid‑cap and small‑cap companies) and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the International Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre‑established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub‑advisor. The Advisor monitors the individual portfolios managed by the sub‑advisors to ensure that the overall portfolio does not include any unintentional over-weights to market capitalization levels, sectors, industries or individual securities. Under normal

8	Litman Gregory Funds Trust

conditions, each sub‑advisor manages a portion of the International Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks (resulting in total International Fund holdings of 24 to 45 different stocks).
Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid‑, and small-capitalization companies, as measured by market capitalization at the time of acquisition, and companies located in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. The International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. The International Fund may focus its investments in certain sectors – including, but not limited to, the financial and healthcare sectors – from time to time as a result of the implementation of the International Fund’s investment strategy by the sub‑advisors, but sector focus is not a principal strategy of the International Fund.
Each sub‑advisor uses its own discretion to invest in any sized company it deems appropriate. The managers have limited flexibility to invest in the securities of U.S. companies. By executing its investment strategy, the International Fund seeks to:

•	combine the efforts of several experienced, high quality international managers;
•	access the highest conviction stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 24 to 45) and industries while still allowing each manager to run portfolio segments focused on only its highest conviction stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.
Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The International Fund’s managers may trade its portfolio frequently.

SUB‑ ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO

Harris Associates L.P. (“Harris”)	33.3%	All sizes

Lazard Asset Management (“Lazard”)	33.3%	All sizes

Polen Capital Management, LLC (“Polen Capital”)	33.3%	All sizes, but mostly large- and mid‑sized companies

Principal Risks

Investment in stocks exposes shareholders of the International Fund to the risk of losing money if the value of the stocks held by the International Fund declines during the period an investor owns shares in the International Fund. An investment in the International Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment. The following risks could affect the value of your investment. Some or all of these risks may adversely affect the International Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small-and medium‑sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non‑U.S.) securities may cause the International Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•
Country/Regional Risk. This is the risk that world events – such as political upheaval, financial troubles, or natural disasters – will adversely affect the value of securities issued by companies in foreign countries or regions. Because the International Fund may invest a large portion of its assets in securities of

Fund Summary	9

iMGP International Fund — (Continued)

companies located in any one country or region, including emerging markets, the International Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is heightened in emerging markets.

•	Europe Investing Risk. The International Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There continues to be uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the International Fund’s investments in foreign (non‑U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non‑U.S.) currencies.

•	Market Risk. The value of the International Fund’s shares will fluctuate based on the performance of the International Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the International Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the International Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the International Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-
governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Mid‑Size Companies Risk. Securities of companies with mid‑sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid‑sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid‑sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more aggressive capital structures, including higher debt levels, than large‑cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

•	Smaller Companies Risk. The International Fund may invest a portion of its assets in the securities of small- and mid‑sized companies. Securities of small- and mid‑cap companies are generally more volatile and less liquid than the securities of large‑cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Multi-Management Risk. Because portions of the International Fund’s assets are managed by different portfolio managers using different styles, the International Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

•	Large Shareholder Purchase and Redemption Risk. The International Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the International Fund. Such large shareholder redemptions may cause the International Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the International Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the International Fund’s performance to the extent that the International Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the International Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the International Fund’s expense ratio.

•	Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the International Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

10	Litman Gregory Funds Trust

•	Sector Weightings Risk. Although sector focus is not a principal strategy of the International Fund, the International Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the International Fund emphasizes investments in a particular sector, the International Fund has the potential to be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the International Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

¡	Financial Sector Risk. The International Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡	Healthcare Sector Risk. The International Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•	Investment Selection Risk. The sub‑advisors’ portfolio managers may select investments that underperform and investors’ Fund shares may decline in value. This risk may be more significant when sub‑advisors concentrate their holdings in a limited number of securities as may be the case in the International Fund because concentration can magnify the potential for gains and losses from individual securities. This risk may be greater for multi-manager funds compared to funds with a single manager.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the International Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the International Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the International Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub‑advisor’s control, including instances at third parties. The International Fund, the Advisor and each sub‑advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or that security’s value may decrease.

•	Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

•	Emerging Markets Risk. This is the risk that the value of the International Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.
Performance

The following performance information provides some indication of the risks of investing in the International Fund. The bar chart shows changes in the performance of the International Fund’s Institutional Class shares from year to year. The table below shows how the International Fund’s average annual total returns of the Institutional Class for the 1‑, 5‑ and 10‑year periods compare to those of a broad-based market index, as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the International Fund will perform in the future. Updated performance information is available on the International Fund’s website at www.imgpfunds.com.

Fund Summary	11

iMGP International Fund — (Continued)

International Fund
Institutional Class Calendar Year Total Returns
as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the International Fund were:

Highest:	29.96%	Quarter ended December 31, 2020
Lowest:	-32.92%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
International Fund
Institutional Class
Return Before Taxes	17.40%	7.11%	1.92%
Return After Taxes on Distributions	17.38%	6.82%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	10.76%	5.84%	1.60%
MSCI EAFE Index
(reflects no deduction of fees, expenses or taxes)	18.24%	8.16%	4.28%
Morningstar Foreign Large Blend Category
(reflects net performance of funds in this group)	16.31%	7.29%	3.64%
The International Fund’s after‑tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. If you own shares of the International Fund in a tax‑deferred account, such as a 401(k) plan or an individual retirement account, after‑tax returns shown are not relevant to your investment. The after‑tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director and Co‑Portfolio Manager	2023

	Kiko Vallarta, CFA, Senior Vice President, Co‑Head of Equity Strategies and Co‑Portfolio Manager	2022

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:

Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997

Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst Robin O. Jones, Managing Director, Portfolio Manager/Analyst	2013 2023

Polen Capital Management, LLC	Todd Morris, Portfolio Manager and Analyst Daniel Fields, CFA, Portfolio Manager and Analyst	2021
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 41 of this Prospectus.

12	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

Summary Section
Investment Objective

The iMGP Alternative Strategies Fund (the “Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.
Fees and Expenses of the Alternative Strategies Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Alternative Strategies Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees(1)	1.23%	1.23%
Distribution and or Service (12b‑1) Fees	None	0.25%

Other Expenses	0.21%	0.21%
Interest and Dividend Expenses	0.01%	0.01%

Total Other Expenses	0.22%	0.22%

Total Annual Fund Operating Expenses(1)	1.45%	1.70%
Fee Waiver and/or Expense Reimbursement(2)	(0.08)%	(0.08)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.37%	1.62%

(1)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to the corresponding ratios included in the Alternative Strategies Fund’s Financial Highlights because the management fees for the Fund were reduced effective April 29, 2024 and were not in effect for the previous fiscal year.

(2)
iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Alternative Strategies Fund, has contractually agreed, through April 30, 2025, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by iM Global is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example
This example is intended to help you compare the cost of investing in the Alternative Strategies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Alternative Strategies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Alternative Strategies Fund’s operating expenses remain the same. The cost for the Alternative Strategies Fund reflects the net expenses of the Alternative Strategies Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$139	$448	$782	$1,726
Investor Class	$165	$525	$913	$2,000
Portfolio Turnover

The Alternative Strategies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the Alternative Strategies Fund’s performance. During the most recent fiscal year, the Alternative Strategies Fund’s portfolio turnover rate was 100.76% of the average value of its portfolio.
Principal Strategies

The Advisor believes that giving highly disciplined sub‑advisors (each, a “manager” or “sub‑advisor”) latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Alternative Strategies Fund to seek skilled managers, give them broad flexibility, limit them to their highest-conviction ideas and create diversification at the overall fund level by choosing managers with complementary styles, which the Advisor believes also should reduce risk. The Advisor is responsible for recommending which sub‑advisors to hire or remove. Before hiring a sub‑advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.
There is no minimum or maximum allocation of the Alternative Strategies Fund’s portfolio assets to each sub‑advisor. Allocations among sub‑advisors are based on a number of factors, including iM Global’s expectation for the risk-adjusted return potential of each sub‑advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. iM Global may at times adjust the allocations of capital to sub‑advisors if it believes there is a highly compelling tactical opportunity in a particular sub‑advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity

Fund Summary	13

iMGP Alternative Strategies Fund — (Continued)

relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio.
The Alternative Strategies Fund invests in a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.
Sub‑advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures and equity hedge strategies. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. The Alternative Strategies Fund may also invest in derivatives, including, without limitation, options, futures contracts, including Treasury futures, participatory notes (“P‑Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Fund’s total assets (except that the Alternative Strategies Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub‑advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub‑advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub‑advisors and will not invest in any pooled investment vehicles or accounts managed by the sub‑advisors.
Each sub‑advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub‑advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a long/short credit strategy, (5) a strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies, and (6) an “enhanced trend strategy” that focuses on a blend of managed futures and equity hedge strategies. iM Global may hire sub‑advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

SUB‑ ADVISOR	TARGET ASSET ALLOCATION	STOCK-PICKING STYLE

Blackstone Credit Systematic Strategies LLC (“BXCSS”)	15%	Long-Short Credit

DoubleLine Capital, LP (“DoubleLine”)	20%	Opportunistic Income

Dynamic Beta investments, LLC (“DBi”)	20%	Enhanced Trend

First Pacific Advisors, LP (“FPA”)	12%	Contrarian Opportunity

Loomis Sayles and Company, LP (“Loomis”)	15%	Strategic Alpha Fixed Income

Water Island Capital, LLC	18%	Arbitrage

The sub‑advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid‑single‑digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies. This objective is pursued by investing in equity and debt securities of U.S. and non‑U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.
The sub‑advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The sub‑advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. When investing in mortgage-related securities, the sub‑advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped

14	Litman Gregory Funds Trust

mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. The sub‑advisor may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to‑be‑announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The sub‑advisor will generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage-backed securities on more preferable terms or to enhance returns, the sub‑advisor may extend the settlement by entering into “dollar roll” transactions in which the sub‑advisor sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date. The sub‑advisor also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the Alternative Strategies Fund does not own, to potentially enhance returns or manage risk.
The sub‑advisor that manages the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while limiting the permanent loss of capital. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.
The sub‑advisor that manages the long-short credit strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. The sub‑advisor’s investment process is designed to exploit information gaps between credit and equity markets and other market inefficiencies to identify and capture mispricing at the individual asset level. The portfolio is managed with the intention that the sensitivity of the long portfolio to market-wide credit spread movements will be offset in part by the sensitivities of the short portfolio to such market-wide movements. The sub‑advisor may invest in corporate bonds issued by domestic and non‑U.S. based companies, U.S. Treasury securities and long (sold protection) single name credit default swaps (CDS), interest rate futures and swaps and foreign exchange forwards (for hedging and currency conversion purposes). The short portfolio may be invested in short (bought protection) single name Credit Default Swap (CDS), short positions in Credit Default Indices (CDX Indices), and short positions in Total Return Swaps (TRS).
The sub‑advisor that manages the strategic alpha strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility. The sub‑advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. Under normal market conditions, the sub‑advisor may invest (1) up to 75% of the total assets allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non‑U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives as measured at time of allocation. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument.
The sub‑advisor incorporates systematic and quantitative models into its investment process.
The sub‑advisor that manages the enhanced trend strategy seeks to generate attractive absolute and risk-adjusted returns over multi-year periods with low average correlation to traditional assets, while providing strong diversification benefits during periods of extended losses for stocks and/or bonds. The sub‑advisor may also allocate a portion of the Alternative Strategies Fund’s assets that it manages to a wholly-owned subsidiary of the Alternative Strategies Fund (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by that sub‑advisor, and will comply with the Alternative Strategies Fund’s investment objective and investment policies.
Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative Strategies Fund are:

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium‑sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Alternative Strategies Fund. Fixed income securities held by the Alternative Strategies Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

¡	Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

¡
Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Alternative Strategies Fund. Until the Federal Reserve raised interest rates several times beginning in March 2022, interest rates had been historically low, so the Alternative Strategies Fund

Fund Summary	15

iMGP Alternative Strategies Fund — (Continued)

faces a heightened risk should interest rates continue to rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

¡	Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Alternative Strategies Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Alternative Strategies Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

¡	Prepayment and Extension Risk. In times of declining interest rates, the Alternative Strategies Fund’s higher yielding securities will be prepaid, and the Alternative Strategies Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Alternative Strategies Fund’s sensitivity to rising rates and its potential for price declines.

•	Market Risk. The value of the Alternative Strategies Fund’s shares will fluctuate based on the performance of the Alternative Strategies Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Alternative Strategies Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Alternative Strategies Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Alternative Strategy Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub‑advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub‑advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Alternative Strategies Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Alternative Strategies Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Special Situations Risk. The Alternative Strategies Fund may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

•	Event-Driven Risk. Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the

16	Litman Gregory Funds Trust

anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Alternative Strategies Fund to experience investment losses, impacting its shares negatively.

•	Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the Alternative Strategies Fund invests, such as the non‑payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	TBAs and Dollar Rolls Risk. This is the risk that, although the securities that are delivered in TBA transactions must meet certain standards, the actual securities received by the Alternative Strategies Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the Alternative Strategies Fund to potential losses. Whether or not the Alternative Strategies Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Forward settling securities, such as TBAs, involve leverage which may magnify investment risks and can cause losses to be realized more quickly.

•	Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Alternative Strategies Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non‑U.S.) securities may cause the Alternative Strategies Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Emerging Markets Risk. This is the risk that the value of the Alternative Strategies Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Alternative Strategies Fund’s investments in foreign (non‑U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non‑U.S.) currencies.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

¡	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the

Fund Summary	17

iMGP Alternative Strategies Fund — (Continued)

amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

¡	P‑Notes Risk. This is the risk that the performance results of P‑Notes will not replicate exactly the performance of the issuers or markets that the P‑Notes seek to replicate. Investments in P‑Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•	Models and Data Risk. This is the risk that that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Alternative Strategies Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Alternative Strategies Fund.

•	Managed Futures Strategy Risk. In seeking to achieve its investment objective, the Alternative Strategies Fund will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Alternative Strategies Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Commodities Risk. Exposure to the commodities markets (including financial futures markets) may subject the Alternative Strategies Fund, through its investment in the Subsidiary, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•	Subsidiary Risk. By investing in the Subsidiary, the Alternative Strategies Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Alternative Strategies Fund and are subject to the same risks that apply to similar investments if held directly by the Alternative Strategies Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Alternative Strategies Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Alternative Strategies Fund.

•	Equity Hedge Strategy Risk. The Alternative Strategies Fund uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use to complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Alternative Strategies Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Multi-Management Risk. Because portions of the Alternative Strategies Fund assets are managed by different portfolio managers using different styles, the Alternatives Strategies Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

•	Investment Selection Risk. The sub‑advisors’ portfolio managers may select investments that underperform and investors’ Fund shares may decline in value. This risk may be more significant when sub‑advisors concentrate their holdings in a limited number of securities as may be the case in the Alternative Strategies Fund because concentration can magnify the potential for gains and losses from individual securities. This risk may be greater for multi-manager funds compared to funds with a single manager.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover

18	Litman Gregory Funds Trust

rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Alternative Strategies Fund through pre‑tax or tax‑deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Alternative Strategies Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Alternative Strategies Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Alternative Strategies Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub‑advisor’s control, including instances at third parties. The Alternative Strategies Fund, the Advisor and each sub‑advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Securities Lending Risk: The Alternative Strategies Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Alternative Strategies Fund could also lose money if the value of the collateral decreases. As a result, the value of the Alternative Strategies Fund’s shares may fall.
Performance

The following performance information provides some indication of the risks of investing in the Alternative Strategies Fund. The bar chart shows changes in the performance of the Alternative Strategies Fund’s Institutional Class shares from year to year. The table below shows how the Alternative Strategies Fund’s average annual total returns of the Institutional Class and Investor Class for the 1‑, 5‑and 10‑year periods compare to those of a broad-based market index, a secondary market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Alternative Strategies Fund will perform in the future. Updated performance information is available on the Alternative Strategies Fund’s website at www.imgpfunds.com.
Alternative Strategies Fund
Institutional Class Calendar Year Total Returns
as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Alternative Strategies Fund were:

Highest:	7.64%	Quarter ended June 30, 2020
Lowest:	-9.36%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years
Alternative Strategies Fund
Institutional Class
Return Before Taxes	5.91%	2.80%	2.58%
Return After Taxes on Distributions	4.30%	1.28%	1.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.52%	1.59%	1.45%
Investor Class
Return Before Taxes	5.61%	2.55%	2.33%
Bloomberg U.S. Aggregate Bond Index*
(reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
ICE BofAML U.S. 3‑Month Treasury Index*
(reflects no deduction for fees, expenses or taxes)	5.01%	1.88%	1.25%
Morningstar Multistrategy Category
(reflects net performance of funds in this group)	6.51%	3.76%	2.35%

*	Effective April 29, 2024, the Bloomberg U.S. Aggregate Bond Index became the Fund’s primary benchmark and the ICE BofAML U.S. 3-Month Treasury Index became the Fund’s secondary benchmark.

Fund Summary	19

iMGP Alternative Strategies Fund — (Continued)

The Alternative Strategies Fund’s after‑tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. If you own shares of the Alternative Strategies Fund in a tax‑deferred account, such as a 401(k) plan or an individual retirement account after‑tax returns shown are not relevant to your investment. After‑tax returns are shown for only the Alternative Strategies Fund’s Institutional Class, and after‑tax returns for the Alternative Strategies Fund’s Investor Class will vary. The after‑tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE STRATEGIES FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director and Co-Portfolio Manager	2023

	Jason Steuerwalt, CFA, Director, Head of Alternatives US and Co‑Portfolio Manager	2019

SUB‑ADVISOR	PORTFOLIO MANAGER

Blackstone Credit Systematic Strategies LLC	Paul Harrison, Chief Investment Officer and Portfolio Manager	2017

	Adam Dwinells, Head of Portfolio Management and Portfolio Manager	2017

DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2011

	Jeffrey Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017

Dynamic Beta investments, LLC	Andrew Beer, Managing Member and Co‑Portfolio Manager	2022

	Mathias Mamou-Mani, Managing Member and Co‑Portfolio Manager	2022

First Pacific Advisors, LP	Steven Romick, CFA, Managing Partner and Portfolio Manager	2011

	Brian Selmo, CFA, Partner, Portfolio Manager and Director of Research	2011

	Mark Landecker, CFA, Partner and Portfolio Manager	2011

Loomis, Sayles & Company, L.P.	Matthew J. Eagan, CFA, Director and Portfolio Manager	2011

	Todd P. Vandam, CFA, Portfolio Manager	2011

	Brian P. Kennedy, Portfolio Manager	2021

Water Island Capital, LLC	John Orrico, CFA, Managing Member, Co-Chief Investment Officer and Portfolio Manager	2011

	Roger Foltynowicz, CFA, CAIA, Portfolio Manager	2011

	Gregg Loprete, Portfolio Manager Matthew Osowiecki, Portfolio Manager and Co‑Chief Investment Officer	2011 2024
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 41 of this Prospectus.

20	Litman Gregory Funds Trust

iMGP High Income Fund

Summary Section
Investment Objectives

The iMGP High Income Fund (the “High Income Fund”) seeks to generate a high level of current income from diverse sources, consistent with the goal of capital preservation over time. Capital appreciation is a secondary objective.
Fees and Expenses of the High Income Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the High Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees(1)	0.85%
Distribution and or Service (12b‑1) Fees	None
Other Expenses	0.53%
Interest and Dividend Expenses	0.03%

Total Other Expenses	0.56%
Total Annual Fund Operating Expenses(1)	1.41%
Fee Waiver and/or Expense Reimbursement(1)(2)(3)	(0.40)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.01%

(1)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to the corresponding ratios included in the High Income Fund’s Financial Highlights because the management fees for the Fund were reduced effective April 29, 2024 and were not in effect for the previous fiscal year.

(2)
iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the High Income Fund, has contractually agreed to limit the High Income Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2025 to an annual rate of 0.98% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the High Income Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

(3)
iM Global has separately contractually agreed through April 30, 2025, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Fund’s daily net assets retained by iM Global is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. This agreement may be terminated at any time by the Board of the Trust upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement at its expiration on April 30, 2025 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this advisory fee waiver agreement.

Example
This example is intended to help you compare the cost of investing in the High Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the High Income Fund’s operating expenses remain the same. The cost for the High Income Fund reflects the net expenses of the High Income Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$103	$393	$720	$1,644
Portfolio Turnover

The High Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the High Income Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the High Income Fund’s performance. During the most recent fiscal year, the High Income Fund’s portfolio turnover rate was 38.78%.
Principal Strategies

The High Income Fund invests in a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The High Income Fund is intended to be used by investors seeking high current income consistent with capital preservation over time, and with long-term capital appreciation a secondary objective.
The Advisor believes that giving highly disciplined sub‑advisors (each, a “manager” or “sub‑advisor”) latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the High Income Fund to seek skilled managers, give them broad flexibility, limit them to their highest-conviction ideas and create diversification at the overall fund level by choosing managers with complementary styles, which the Advisor believes also should reduce risk. The Advisor is responsible for recommending which sub‑advisors to hire or remove. Before hiring a sub‑advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.
There is no minimum or maximum allocation of the High Income Fund’s portfolio assets to each sub‑advisor, but it is expected that no one strategy will be allocated less than 10% of portfolio assets or more than 60% of portfolio assets as measured at the time of allocation. It is possible that additional managers and strategies

Fund Summary	21

iMGP High Income Fund — (Continued)

will be added to (or removed from) the High Income Fund in the future and/or there may be adjustments in the allocation ranges. The Advisor is responsible for establishing the target allocation of High Income Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and market capitalization exposure (large‑cap, mid‑cap and small‑cap companies) and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the High Income Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre‑established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub‑advisor. The Advisor monitors the individual portfolios managed by the sub‑advisors to ensure that the overall portfolio does not include any unintentional over-weights to market capitalization levels, sectors, industries or individual securities.
Sub‑advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin-offs; as well as other opportunities in other areas. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds, loans, loan participation interests, mortgage or other asset-backed securities and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the High Income Fund. The managers may invest without limitation in below investment grade fixed income securities. Under normal market conditions, the High Income Fund does not expect to invest more than 25% of its total assets in emerging market securities. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.
The managers may also write options, invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P‑Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the High Income Fund’s total assets (except that the High Income Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the High Income Fund as a whole may not hold more than 15% of its net assets in illiquid securities.
Each sub‑advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub‑advisors focus on are as follows: (1) a credit value strategy, (2) a multi-credit strategy, and (3) an option income strategy. iM Global may hire sub‑advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the High Income Fund’s portfolio at all times.

SUB‑ ADVISOR	TARGET ASSET ALLOCATION	STOCK-PICKING STYLE

Brown Brothers Harriman & Co. (“BBH”)	40%	Credit Value

Guggenheim Partners Investment Management, LLC (“Guggenheim”)	40%	Multi-Credit

Neuberger Berman Investment Advisers LLC (“Neuberger”)	20%	Option Income

The sub‑advisor that manages the credit value strategy primarily invests its segment of the High Income Fund in fixed income securities it believes have the potential for excess return. The sub‑advisor invests in fixed income securities from a wide variety of sectors, asset-backed securities, commercial mortgage-backed securities, corporate bonds, floating-rate loans and municipal bonds. The sub‑advisor expects to invest in structured and corporate securities. The sub‑advisor’s emphasizes A/BBB‑rated asset backed securities and BBB/BB‑rated corporate securities, as these ratings segments have historically offered attractive risk-adjusted returns, along with low default rates. The sub‑advisor also invests in U.S. Treasury futures to manage duration of the portfolio, which allows individual security selection to be managed without regard to portfolio duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. Fixed income securities and portfolios with longer durations are subject to more volatility than those with shorter durations. The sub‑advisor will not typically own CCC‑rated or distressed securities.
The sub‑advisor that manages the multi-credit strategy seeks to preserve invested capital and maximize total return through a combination of current income and capital appreciation. The team invests in a wide range of fixed income and other instruments selected from a variety of credit qualities, and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency, mezzanine and preferred securities and convertible securities. The team seeks opportunities across fixed income market sectors and aims to take advantage of downturns/inefficiencies that occur during times of uncertainty. The multi-credit strategy is flexible and is not constrained by duration, sector, issuer, or credit quality.
The sub‑advisor that manages the option income strategy writes collateralized put options on both U.S. indices, including the S&P 500® Index and the Russell 2000® Index, and exchange traded funds (“ETFs”). The manager seeks to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to the level of volatility the strategy would experience if the High Income Fund held the underlying equity index on which the options are written. The portfolio’s investments in fixed income instruments may be of any

22	Litman Gregory Funds Trust

duration, may include variable and floating rate instruments, and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, debt securities issued by corporations or trust entities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The manager also may invest in money market mutual funds and ETFs.
Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the High Income Fund. An investment in the High Income Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Some or all of these risks may adversely affect the High Income Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the High Income Fund invests, such as the non‑payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub‑advisors to be of similar quality. These securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

•	Investments in Loans Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The High Income Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the High Income Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the High Income Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the High Income Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the High Income Fund to obtain an accurate picture of a lending bank’s financial condition.

•	Collateral Risk. If the High Income Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the High Income Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the High Income Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non‑affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•	Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The High Income Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the High Income Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•
Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the

Fund Summary	23

iMGP High Income Fund — (Continued)

issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the High Income Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency.

•	Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the High Income Fund. Fixed income securities held by the High Income Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

¡	Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

¡	Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the High Income Fund. Interest rates have been historically low, so the High Income Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

¡	Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the High Income Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the High Income Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

¡	Prepayment and Extension Risk. In times of declining interest rates, the High Income Fund’s higher yielding securities will be prepaid, and the High Income Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the High Income Fund’s sensitivity to rising rates and its potential for price declines.

•	Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the High Income Fund may be indirectly exposed to such risks associated with corporate debt obligations.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

¡	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the High Income Fund’s net asset value to greater volatility.

¡	Forward Contracts Risk. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the High Income Fund enters into non‑U.S. currency forward contracts with banks, the High Income Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

¡	P‑Notes Risk. This is the risk that the performance results of P‑Notes will not replicate exactly the performance of the issuers or markets that the P‑Notes seek to replicate. Investments in P‑Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the High Income Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium‑sized companies, which tend to be more vulnerable to adverse developments than larger companies.

¡	Preferred Stock Risk. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

24	Litman Gregory Funds Trust

•	Foreign Investment Risk. This is the risk that an investment in foreign (non‑U.S.) securities may cause the High Income Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Emerging Markets Risk. This is the risk that the value of the High Income Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the High Income Fund’s investments in foreign (non‑U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non‑U.S.) currencies.

•	Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, closed‑end funds (“CEFs”), business development companies (“BDCs”), unit investment trusts and open‑end funds, subjects the High Income Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the High Income Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•	Large Shareholder Purchase and Redemption Risk. The High Income Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the High Income Fund. Such large shareholder redemptions may cause the High Income Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the High Income Fund Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the High Income Fund’s performance to the extent that the High Income Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the High Income Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the High Income Fund’s expense ratio.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the High Income Fund’s portfolio securities to be magnified and the High Income Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Market Risk. The value of the High Income Fund’s shares will fluctuate based on the performance of the High Income Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the High Income Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the High Income Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the High Income Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•
Liquidity and Valuation Risk. It may be difficult for the High Income Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by iM Global for purposes of the High Income Fund’s net asset value, causing the High Income Fund to be less liquid and unable to realize what iM Global believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the High Income Fund could sell the investment at that time. These risks may be

Fund Summary	25

iMGP High Income Fund — (Continued)

heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the High Income Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Multi-Management Risk. Because portions of the High Income Fund are managed by different portfolio managers using different styles, the High Income Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

•	Investment Selection Risk. The sub‑advisors’ portfolio managers may select investments that underperform and investors’ Fund shares may decline in value. This risk may be more significant when sub‑advisors concentrate their holdings in a limited number of securities as may be the case in the High Income Fund because concentration can magnify the potential for gains and losses from individual securities. This risk may be greater for multi-manager funds compared to funds with a single manager.

•	Short Sale Risk. This is the risk that the value of a security the High Income Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the High Income Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the High Income Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the High Income Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the High Income Fund through pre‑tax or tax‑deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the High Income Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the High Income Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the High Income Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub‑advisor’s control, including instances at third parties. The High Income Fund, the Advisor and each sub‑advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.
Performance

The following performance information provides some indication of the risks of investing in the High Income Fund. The bar chart shows changes in the performance of the High Income Fund’s Institutional Class shares from year to year. The table below shows how the High Income Fund’s average annual total returns of the Institutional Class for the 1- and 5-year and since inception periods compare to those of a broad-based market index and a secondary market index. Past performance, before and after taxes, does not necessarily indicate how the High Income Fund will perform in the future. Updated performance information is available on the High Income Fund’s website at www.imgp.com.
High Income Fund
Institutional Class Calendar Year Total Returns
as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the High Income Fund were:

Highest:	10.14%	Quarter ended June 30, 2020
Lowest:	-13.79%	Quarter ended March 31, 2020

26	Litman Gregory Funds Trust

Average Annual Total Returns (for the periods ended December 31, 2023)
	One Year	Five Years	Since Fund Inception (9/28/2018)
High Income Fund
Institutional Class
Return Before Taxes	12.32%	4.97%	4.10%
Return After Taxes on Distributions	9.45%	2.97%	2.16%
Return After Taxes on Distributions and Sale of Fund Shares	7.22%	2.96%	2.31%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.36%
ICE BofAML U.S. High Yield TR USD Index
(reflects no deduction for fees, expenses or taxes)	13.46%	5.21%	4.01%

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE HIGH INCOME FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director and Co‑Portfolio Manager	2018

	Jason Steuerwalt, CFA, Director, Head of Alternatives US and Co‑Portfolio Manager	2018

SUB‑ADVISOR	PORTFOLIO MANAGER

Brown Brothers Harriman & Co.	Andrew P. Hofer, Principal, Portfolio Manager and Head of Taxable Portfolio Management	2018

	Neil Hohmann, Partner, Head of Structured Products and Portfolio Manager	2018

	Paul Kunz, CFA, Principal, Head of Corporate Credit and Portfolio Manager	2018

Guggenheim Partners Investment Management, LLC	Anne Walsh, CFA, Chief Investment Officer, Managing Partner and Portfolio Manager	2018

	Steven Brown, CFA, Chief Investment Officer – Fixed Income, Senior Managing Director and Portfolio Manager	2018

	Adam Bloch, Managing Director and Portfolio Manager	2018

	Evan L. Serdensky, Managing Director and Portfolio Manager	2023

Neuberger Berman Investment Advisers LLC	Derek Devens, CFA, Managing Director and Senior Portfolio Manager	2018

	Rory Ewing, Managing Director and Senior Portfolio Manager	2021

	Eric Zhou, Senior Vice President and Portfolio Manager	2022
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 41 of this Prospectus.

Fund Summary	27

iMGP Small Company Fund

Summary Section
Investment Objective

The iMGP Small Company Fund (the “Small Company Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.
Fees and Expenses of the Small Company Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Small Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees(1)	0.80%
Distribution and or Service (12b‑1) Fees	None

Other Expenses	0.43%

Total Annual Fund Operating Expenses(1)	1.23%
Fee Waiver and/or Expense Reimbursement(2)	(0.08)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.15%

(1)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to the corresponding ratios included in the Small Company Fund’s Financial Highlights because the management fees for the Fund were reduced effective April 29, 2024 and were not in effect for the previous fiscal year.

(2)
iM Global Partner Fund Management, LLC, (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Small Company Fund, has contractually agreed to limit the Small Company Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2025 to an annual rate of 1.15% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three (3) years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

Example
This example is intended to help you compare the cost of investing in the Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Small Company Fund’s operating expenses remain the same. The cost for the Small Company Fund reflects the net expenses of the Small Company Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$117	$380	$665	$1,479
Portfolio Turnover

The Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Small Company Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Company Fund’s performance. During the most recent fiscal year, the Small Company Fund’s portfolio turnover rate was 56.46%.
Principal Strategies

The Small Company Fund invests in the securities of smaller companies that the sub-advisors to the Fund (each a “manager” or “sub‑advisor”) believe have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Small Company Fund to give its sub-advisors broad flexibility but limit the sub-advisors to their highest-conviction ideas. The Advisor is responsible for recommending which sub‑advisors to hire or remove. Before hiring a sub‑advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.
There is no minimum or maximum allocation of the Small Company Fund’s portfolio assets to each sub‑advisor. The Advisor is responsible for establishing the target allocation of Small Company Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and may adjust the target allocations at its discretion. A “growth investing” style involves identifying securities for the Fund that the sub‑advisor expects to have above-average potential for growth in revenue and earnings. A “value investing” style involves identifying securities for the Fund that the sub‑advisor believes are underpriced relative to comparable securities, determined by price/earnings ratios, cash flows or other measures. Market performance may result in allocation drift among the managers of the Small Company Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre‑established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub‑advisor. The Advisor monitors the individual portfolios managed by the sub‑advisors to ensure that the overall portfolio does not include any unintentional over-weights to sectors, industries or individual securities. Under normal conditions, each sub‑advisor manages a portion of the Small Company Fund’s assets by independently managing a portfolio typically composed

28	Litman Gregory Funds Trust

of between 15 and 30 stocks (resulting in total Small Company Fund holdings of 30 to 60 different stocks). The target allocations to each sub‑adviser are indicated in the following table:

SUB‑ADVISOR	TARGET ASSET ALLOCATION	INVESTMENT STYLE

Polen Capital Management, LLC	50%	Growth

Segall Bryant & Hamill, LLC	50%	Value

Under normal market conditions, the Small Company Fund invests at least 80% of its net assets, in securities of small‑sized U.S. companies, as measured by market capitalization at the time of acquisition. The Small Company Fund may focus its investments in certain sectors – including, but not limited to, the industrial sector – from time to time as a result of the implementation of the Small Company Fund’s investment strategy by the managers, but sector focus is not a principal strategy of the Small Company Fund. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the managers’ ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate.
The Advisor defines a “small company” as one whose market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index. As of March 31, 2024, the range of market capitalizations of companies in the Russell 2000 Index was from approximately $12.2 million to $ 56.5 billion.
Up to 15% of the Small Company Fund’s net assets may be invested in the securities of foreign companies, including those located in emerging markets. The Advisor defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.
Generally, a security may be sold: (1) if the sub‑advisor believes the security is overvalued; (2) if the sub‑advisor’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the sub‑advisor’s assessment criteria; or (5) for other portfolio management reasons.
The Small Company Fund’s sub‑advisors may trade their portfolios frequently.
Principal Risks

Investment in stocks exposes shareholders of the Small Company Fund to the risk of losing money if the value of the stocks held by the Small Company Fund declines during the period an investor owns shares in the Small Company Fund. An investment in the Small Company Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment. Some or all of these risks may adversely affect the Small Company Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Smaller Companies Risk. The Small Company Fund may invest a portion of its assets in the securities of small-and, at times, mid‑sized companies. Securities of small‑cap companies are generally more volatile and less liquid than the securities of large‑cap companies. This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Market Risk. The value of the Small Company Fund’s shares will fluctuate based on the performance of the Small Company Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Small Company Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Small Company Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Small Company Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Multi-Management Risk. Because portions of the Small Company Fund’s assets are managed by different portfolio managers using different styles, the Small Company Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

•
Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks

Fund Summary	29

iMGP Small Company Fund — (Continued)

primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

•	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium‑sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Emerging Markets Risk. This is the risk that the value of the Small Company Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non‑U.S.) securities may cause the Small Company Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Sector Weightings Risk. Although sector focus is not a principal strategy of the Small Company Fund, the Small Company Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Small Company Fund emphasizes investments in a particular sector, the Small Company Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Small Company Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

¡	Financial Sector Risk. The Small Company Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Small Company Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡	Industrial Sector Risk. The Small Company Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•	Investment Selection Risk. The specific investments held in the Small Company Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Small Company Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Small Company Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Small Company Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub‑advisor’s control, including instances at third parties. The Small Company Fund, the Advisor and the sub‑advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.
Performance

The following performance information provides some indication of the risks of investing in the Small Company Fund. The bar chart shows changes in the performance of the Small Company Fund’s Institutional Class shares from year to year. The table below shows how the Small Company Fund’s average annual total returns of the Institutional Class for the 1‑year and since inception

30	Litman Gregory Funds Trust

periods compare to those of a broad-based market index, a secondary market index and an index of peer group mutual funds. Before April 29, 2024, the Fund was managed with the same investment objective but with a different investment strategy and may achieve different performance results under its current investment strategy from the performance shown for periods before that date. Past performance, before and after taxes, does not necessarily indicate how the Small Company Fund will perform in the future. Updated performance information is available on the Small Company Fund’s website at www.imgpfunds.com.
Small Company Fund
Institutional Class Calendar Year Total Returns
as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Small Company Fund were:

Highest:	17.55%	Quarter ended March 31, 2021
Lowest:	-15.88%	Quarter ended June 30, 2022

Average Annual Total Returns (for the periods ended December 31, 2023)
	One Year	Since Fund Inception (7/31/2020)
Small Company Fund
Institutional Class
Return Before Taxes	24.74%	15.62%
Return After Taxes on Distributions	22.59%	14.78%
Return After Taxes on Distributions and Sale of Fund Shares	16.18%	12.27%
Russell 2000 Index*
(reflects no deduction for fees, expenses or taxes)	16.93%	11.10%
MSCI USA Small Cap Value Index*
(reflects no deduction for fees, expenses or taxes)	13.34%	17.01%
Morningstar US Small Blend Category
(reflects no deduction for fees, expenses or taxes)	16.02%	13.60%

*
Effective April 29, 2024, the Small Company Fund’s primary benchmark changed from the MSCI USA Small Cap Value Index to the Russell 2000 Index. The Adviser believes this benchmark more closely aligns with the change of investment strategy of the Fund.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALL COMPANY FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director and Co‑Portfolio Manager	2020

SUB‑ADVISOR	PORTFOLIO MANAGER

Polen Capital Management, LLC	Rayna Lesser Hannaway, CFA, Head of Team, Portfolio Manager and Analyst, Small Company Growth	2024

	Whitney Young Crawford, Portfolio Manager and Analyst	2024

Segall Bryant & Hamill, LLC	Mark T. Dickherber, CFA, CPA, Senior Portfolio Manager	2020

	Shaun P. Nicholson, Senior Portfolio Manager	2020
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 41 of this Prospectus.

Fund Summary	31

iMGP Oldfield International Value Fund

Summary Section
Investment Objective

The iMGP Oldfield International Value Fund (the “Oldfield International Value Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.
Fees and Expenses of the Oldfield International Value Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Oldfield International Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	0.70%
Distribution and or Service (12b‑1) Fees	None

Other Expenses	0.64%
Interest and Dividend Expenses	0.01%

Total Other Expenses	0.65%

Total Annual Fund Operating Expenses	1.35%
Fee Waiver and/or Expense Reimbursement(1)	(0.41)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.94%

(1)
iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Oldfield International Value Fund, has contractually agreed to limit the Oldfield International Value Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2025 to an annual rate of 0.94% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

Example
This example is intended to help you compare the cost of investing in the Oldfield International Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Oldfield International Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Oldfield International Value Fund’s operating expenses remain the same. The cost for the Oldfield International Value Fund reflects the net expenses of the Oldfield International Value Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$96	$373	$686	$1,576
Portfolio Turnover

The Oldfield International Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Oldfield International Value Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Oldfield International Value Fund’s performance. During the most recent fiscal year, the Oldfield International Value Fund’s portfolio turnover rate was 27.70%.
Principal Strategies

The Oldfield International Value Fund invests in the securities of companies with market capitalization of $10 billion or greater that the sub‑advisor to the Fund (the “manager” or “sub‑advisor”) believes have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Oldfield International Value Fund to give its sub‑advisor broad flexibility but limit the sub‑advisor to its highest-conviction ideas. The Advisor is responsible for recommending which sub‑advisors to hire or remove. Before hiring a sub‑advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.
Under normal market conditions, the Oldfield International Value Fund’s portfolio is typically composed of between 25 to 30 stocks. Under normal market conditions, the Oldfield International Value Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of value companies domiciled outside the United States, or having the majority of their assets located in or deriving a majority of their operating income from countries outside the United States, mostly mid‑to large‑sized companies (i.e., companies with a market capitalization of greater than $10 billion at the time of acquisition). Investments in companies located in emerging market countries are expected to be 20% or less of the Oldfield International Value Fund’s net assets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. Value stocks are those that are believed to be undervalued in comparison to their peers due to temporary adverse market or industry or business developments that result in a stock trading at a discount to estimated long-term intrinsic value, which is determined by the sub‑advisor and

32	Litman Gregory Funds Trust

measured using traditional financial metrics such as low price‑to‑earnings, price‑to‑cash‑flow, and/or price‑to‑book ratios.
The Oldfield International Value Fund may focus its investments in certain sectors – including, but not limited to, the consumer staples, financial and industrial sectors – from time to time as a result of the implementation of the Oldfield International Value Fund’s investment strategy by the manager, but sector focus is not a principal strategy of the Oldfield International Value Fund.
Principal Risks

Investment in stocks exposes shareholders of the Oldfield International Value Fund to the risk of losing money if the value of the stocks held by the Oldfield International Value Fund declines during the period an investor owns shares in the Oldfield International Value Fund. An investment in the Oldfield International Value Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment. Some or all of these risks may adversely affect the Oldfield International Value Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non‑U.S.) securities may cause the Oldfield International Value Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Country/Regional Risk. This is the risk that world events – such as political upheaval, financial troubles, or natural disasters – will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Oldfield International Value Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Oldfield International Value Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is heightened in emerging markets.

•	Europe Investing Risk. The Oldfield International Value Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There continues to be uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

•	Asia Investing Risk. The value of the Oldfield International Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Oldfield International Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

•	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value.

•	Emerging Markets Risk. This is the risk that the value of the Oldfield International Value Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Oldfield International Value Fund’s investments in foreign (non‑U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non‑U.S.) currencies.

•	Market Risk. The value of the Oldfield International Value Fund’s shares will fluctuate based on the performance of the Oldfield International Value Fund’s investments and other

Fund Summary	33

iMGP Oldfield International Value Fund — (Continued)

factors affecting the securities markets generally. Certain investments selected for the Oldfield International Value Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Oldfield International Value Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Oldfield International Value Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium‑sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Large Shareholder Purchase and Redemption Risk. The Oldfield International Value Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Oldfield International Value Fund. Such large shareholder redemptions may cause the Oldfield International Value Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Oldfield International Value Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Oldfield International Value Fund’s performance to the extent that the Oldfield International Value Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Oldfield International Value Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Oldfield International Value Fund’s expense ratio.

•	Mid‑Sized Companies Risk. The Oldfield International Value Fund may invest a portion of its assets in the securities of mid‑sized companies. Securities of these companies are generally more volatile and less liquid than the securities of large‑cap companies. This is because mid‑cap companies may be more reliant on a few products, services or key personnel than large‑cap companies, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Sector Weightings Risk. Although sector focus is not a principal strategy of the Oldfield International Value Fund, the Oldfield International Value Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Oldfield International Value Fund emphasizes investments in a particular sector, the Oldfield International Value Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Oldfield international Value Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

¡	Consumer Staples Sector Risk. The Oldfield International Value Fund may invest a portion of its assets in the consumer staples sector. The success of companies in this sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

¡	Financial Sector Risk. The Oldfield International Value Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Oldfield International Value Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡	Industrial Sector Risk. The Oldfield International Value Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•	Investment Selection Risk. The specific investments held in the Oldfield International Value Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Oldfield International Value Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Oldfield International Value Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Oldfield International Value Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

34	Litman Gregory Funds Trust

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub‑advisor’s control, including instances at third parties. The Oldfield International Value Fund, the Advisor and the sub‑advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.
Performance

The following performance information provides some indication of the risks of investing in the Oldfield International Value Fund. The bar chart shows changes in the performance of the Oldfield International Value Fund’s Institutional Class shares from year to year. The table below shows how the Oldfield International Value Fund’s average annual total returns of the Institutional Class for the 1‑year and since inception periods compare to those of a broad-based market index, a secondary market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Oldfield International Value Fund will perform in the future. Updated performance information is available on the Oldfield International Value Fund’s website at www.imgpfunds.com.
Oldfield International Value Fund
Institutional Class Calendar Year Total Returns
as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Oldfield International Value Fund were:

Highest:	20.58%	Quarter ended December 31, 2022
Lowest:	-15.24%	Quarter ended September 30, 2022

Average Annual Total Returns (for the periods ended December 31, 2023)
	One Year	Since Fund Inception (11/30/2020)
Oldfield International Value Fund
Institutional Class
Return Before Taxes	17.74%	6.15%
Return After Taxes on Distributions	17.33%	5.83%
Return After Taxes on Distributions and Sale of Fund Shares	11.30%	4.95%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)*	18.24%	5.45%
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)*	18.95%	8.90%
Morningstar Foreign Large Value Category (reflects no deduction for fees, expenses or taxes)	17.49%	7.60%

*	Effective April 29, 2024, the MSCI EAFE Index became the Fund’s primary benchmark and the MSCI EAFE Value Index became the Fund’s secondary benchmark.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE OLDFIELD INTERNATIONAL VALUE FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director and Co‑Portfolio Manager	2023

	Kiko Vallarta, CFA, Senior Vice President, Co‑Head of Equity Strategies and Co‑Portfolio Manager	2022

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE OLDFIELD INTERNATIONAL VALUE FUND SINCE:

Oldfield Partners LLP	Nigel Waller, Chief Investment Officer, Co‑Portfolio Manager	2020

	Andrew Goodwin, Partner, Co‑Portfolio Manager	2020
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 41 of this Prospectus.

Fund Summary	35

iMGP Dolan McEniry Corporate Bond Fund

Summary Section
Investment Objective

The iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund”) seeks to provide investors with total return, with a secondary investment objective of preserving capital.
Fees and Expenses of the Dolan McEniry Corporate Bond Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Dolan McEniry Corporate Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	0.50%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.33%

Total Annual Fund Operating Expenses	0.83%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.70%

(1)
Pursuant to a contractual operating expense limitation between iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Dolan McEniry Corporate Bond Fund, and the Dolan McEniry Corporate Bond Fund, iM Global has agreed to waive its management fees and/or reimburse the Dolan McEniry Corporate Bond Fund to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% of the Dolan McEniry Corporate Bond Fund’s average daily net assets through April 30, 2025 for the Institutional Class shares. To the extent the Dolan McEniry Corporate Bond Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70%. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense reimbursement; or (2) the expense limitation in place at the time of the recoupment.

Example
This example is intended to help you compare the cost of investing in the Dolan McEniry Corporate Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dolan McEniry Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Dolan McEniry Corporate Bond Fund’s operating expenses remain the same. The cost for the Dolan McEniry Corporate Bond Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$72	$247	$443	$1,009
Portfolio Turnover

The Dolan McEniry Corporate Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Dolan McEniry Corporate Bond Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Dolan McEniry Corporate Bond Fund’s performance. During the fiscal year ended December 31, 2023, the Dolan McEniry Corporate Bond Fund’s portfolio turnover rate was 21.22% of the average value of its portfolio.
Principal Strategies

The Dolan McEniry Corporate Bond Fund invests in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. The Advisor believes that giving a highly disciplined manager latitude in the types of bonds it can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Dolan McEniry Corporate Bond Fund to give its sub‑advisor (the “sub‑advisor” or “manager”) broad flexibility but limit the sub‑advisor to its highest-conviction ideas. The Advisor is responsible for recommending which sub‑advisors to hire or remove. Before hiring a sub‑advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.
All securities will be U.S. dollar denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation. Under normal market conditions, the Dolan McEniry Corporate Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. In addition to investments in corporate bonds issued by U.S. issuers, the Dolan McEniry Corporate Bond Fund may invest in corporate bonds issued by foreign corporations. With respect to the Dolan McEniry Corporate Bond Fund’s net assets allocated to investments in corporate bonds, the Dolan McEniry Corporate Bond Fund invests approximately 75% in corporate bonds that are determined by the sub‑advisor to be

36	Litman Gregory Funds Trust

investment grade, and approximately 25% in high yield bonds (also known as “junk bonds”). The Dolan McEniry Corporate Bond Fund’s investments in investment grade corporate bonds will be rated investment grade (BBB‑by Standard & Poor’s or equivalent) by at least one major credit rating agency identified as a nationally recognized statistical rating organization (“NRSRO”), or if unrated, determined to be of comparable quality by the sub‑advisor. The Dolan McEniry Corporate Bond Fund may invest up to 20% of its net assets in U.S. Government and Treasury securities. The Dolan McEniry Corporate Bond Fund will not make any change in its investment policy of investing at least 80% of its net assets in corporate bonds without first providing shareholders with at least 60 days’ prior written notice.
The sub‑advisor anticipates that the Dolan McEniry Corporate Bond Fund’s duration will reflect that of the Bloomberg U.S. Intermediate Credit Index, plus or minus 50%. For example, if the duration of the Bloomberg U.S. Intermediate Credit Index is 5 years, the Dolan McEniry Corporate Bond Fund’s duration may be 2.5–7.5 years. As of March 31, 2024, the duration of the Bloomberg U.S. Intermediate Credit Index was 3.99 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.
The Dolan McEniry Corporate Bond Fund’s investment universe consists of corporate investment grade bonds, high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. When making decisions to buy or sell an investment for the Dolan McEniry Corporate Bond Fund, the sub‑advisor utilizes bottom‑up investment analysis which focuses on credit analysis and selection of undervalued bonds. The sub‑advisor analyzes companies’ financial statements and creates financial models to assess trends in revenue, margins, earnings, cash earnings, investments in working capital and fixed assets, debt levels and cash balances, and other items, ranking each company by risk and return. The sub‑advisor then applies qualitative diligence reviews of each company, taking into consideration pricing, liquidity, event risk and duration to select specific investments for the Dolan McEniry Corporate Bond Fund’s portfolio. The sub‑advisor’s investment process is designed to identify undervalued corporate bonds – those that trade at wide spreads to U.S. Treasury securities yet are issued by companies that, in the sub‑advisor’s assessment, generate sufficient cash flow to meet their debt obligations. The sub‑advisor ranks securities with equal weighting given to risk (cash flow coverage of debt obligations) and return (spread to U.S. Treasuries). The process identifies what the sub‑advisor deems to be the most undervalued bonds. The sub‑advisor will consider selling a security if the company’s fundamentals deteriorate to an unacceptable degree according to the sub‑advisor’s free cash flow credit analysis; the security has appreciated in price to a level that makes it no longer attractive in the sub‑advisor’s ranking system; or if the sub‑advisor identifies a more attractive investment opportunity. Concentration of investments in certain sectors – including, but not limited to, the consumer staples and industrial sectors – may occur from time to time as a result of the implementation of the Dolan McEniry Corporate Bond Fund’s investment strategy by the manager, but sector focus is not a principal strategy of the Dolan McEniry Corporate Bond Fund.
Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Dolan McEniry Corporate Bond Fund. An investment in the Dolan McEniry Corporate Bond Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Some or all of these risks may adversely affect the Dolan McEniry Corporate Bond Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the Dolan McEniry Corporate Bond Fund may be indirectly exposed to such risks associated with corporate debt obligations.

•	Market Risk. The value of the Dolan McEniry Corporate Bond Fund’s shares will fluctuate based on the performance of the Dolan McEniry Corporate Bond Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Dolan McEniry Corporate Bond Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Dolan McEniry Corporate Bond Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Dolan McEniry Corporate Bond Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Dolan McEniry Corporate Bond Fund. Fixed income securities held by the Dolan McEniry Corporate Bond Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

¡	Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating

Fund Summary	37

iMGP Dolan McEniry Corporate Bond Fund — (Continued)

assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

¡	Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Dolan McEniry Corporate Bond Fund. Interest rates have been historically low, so the Dolan McEniry Corporate Bond Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

¡	Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Dolan McEniry Corporate Bond Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Dolan McEniry Corporate Bond Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

¡	Prepayment and Extension Risk. In times of declining interest rates, the Dolan McEniry Corporate Bond Fund’s higher yielding securities will be prepaid, and the Dolan McEniry Corporate Bond Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Dolan McEniry Corporate Bond Fund’s sensitivity to rising rates and its potential for price declines.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub‑advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. The Dolan McEniry Corporate Bond Fund expects to invest approximately 25% of its total assets in below investment-grade fixed income securities.

•	Sector Weightings Risk. Although sector focus is not a principal strategy of the Dolan McEniry Corporate Bond Fund, the Dolan McEniry Corporate Bond Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Dolan McEniry Corporate Bond Fund emphasizes investments in a particular sector, the Dolan McEniry Corporate Bond Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Dolan McEniry Corporate Bond Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

¡	Consumer Staples Sector Risk. The Dolan McEniry Corporate Bond Fund may invest a portion of its assets in the consumer staples sector. The success of companies in this sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

¡	Industrial Sector Risk. The Dolan McEniry Corporate Bond Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•	U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of the Dolan McEniry Corporate Bond Fund, which will vary with changes in interest rates, the sub‑advisor’s performance and other market conditions.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non‑U.S.) securities may cause the Dolan McEniry Corporate Bond Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•
Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Dolan McEniry Corporate Bond Fund’s investments in foreign (non‑U.S.) currencies or in securities that trade in, and receive

38	Litman Gregory Funds Trust

revenues in, or in derivatives that provide exposure to, foreign (non‑U.S.) currencies.

•	Investment Selection Risk. The specific investments held in the Dolan McEniry Corporate Bond Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Dolan McEniry Corporate Bond Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Dolan McEniry Corporate Bond Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Dolan McEniry Corporate Bond Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub‑advisor’s control, including instances at third parties. The Dolan McEniry Corporate Bond Fund, the Advisor and the sub‑advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.
Performance

Simultaneous with the Dolan McEniry Corporate Bond Fund’s commencement of operation on September 20, 2021, the Dolan McEniry Corporate Bond Fund acquired the assets and assumed the liabilities of the iM Dolan McEniry Corporate Bond Fund, a series of Manager Directed Portfolios (the “Predecessor Fund”), in a reorganization (the “Reorganization”). The Dolan McEniry Corporate Bond Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization. Performance prior to September 20, 2021 is that of the Predecessor Fund.
The following performance information provides some indication of the risks of investing in the Dolan McEniry Corporate Bond Fund. The bar chart shows changes in the performance of the Dolan McEniry Corporate Bond Fund’s Institutional Class shares from year to year. The table below shows how the Dolan McEniry Corporate Bond Fund’s average annual total returns of the Institutional Class for the 1‑year, 5‑year and since inception periods compare to those of a broad-based market index and a secondary market index. Past performance, before and after taxes, does not necessarily indicate how the Dolan McEniry Corporate Bond Fund will perform in the future. Updated performance information is available on the Dolan McEniry Corporate Bond Fund’s website at www.imgpfunds.com.
Dolan McEniry Corporate Bond Fund
Institutional Class Calendar Year Total Returns
as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Dolan McEniry Corporate Bond Fund were:

Highest:	7.70%	Quarter ended June 30, 2020
Lowest:	-5.56%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2023)
	One Year	Five Years	Since Fund Inception (9/28/2018)
Dolan McEniry Corporate Bond Fund
Institutional Class*
Return Before Taxes	7.38%	2.81%	2.52%
Return After Taxes on Distributions	5.72%	1.69%	1.39%
Return After Taxes on Distributions and Sale of Fund Shares	4.33%	1.69%	1.46%
Bloomberg U.S. Aggregate Bond Index ** (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.36%
Bloomberg U.S. Intermediate Credit Index** (reflects no deduction for fees, expenses or taxes)	6.94%	2.44%	2.47%

*	Returns of the Institutional Class are those of the Institutional Class of the Predecessor Fund, for periods prior to September 20, 2021.

**	Effective April 29, 2024, the Bloomberg U.S. Aggregate Bond Index became the Fund’s primary benchmark and the Bloomberg U.S. Intermediate Credit Index became the Fund’s secondary benchmark.
The Dolan McEniry Corporate Bond Fund’s after‑tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. If you own shares of the Dolan McEniry Corporate Bond Fund in a tax‑deferred account, such as a 401(k) plan or an individual retirement account, after‑tax returns

Fund Summary	39

iMGP Dolan McEniry Corporate Bond Fund — (Continued)

shown are not relevant to your investment. The after‑tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:

Dolan McEniry Capital Management, LLC	Daniel D. Dolan, Jr., Managing Member, Portfolio Management and Security Selection	2018

	Roger S. McEniry, Managing Member, Portfolio Management and Security Selection	2018

	Stephen M. Schubert, Managing Director	2018

	C. Schaffer Degen, CFA, Managing Director, Portfolio Management and Trading	2018

	Robert W. Greber, III, CFA, Senior Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section on page 41 of this Prospectus .

40	Litman Gregory Funds Trust

Summary of Other Important Information Regarding the Funds

Transaction Policies – All Funds

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1‑800‑960‑0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for each Fund are shown below.

Fund/Type of Account	Minimum Initial Investment(1)	Minimum Additional Investment	Minimum Account Balance
Global Select Fund, International Fund, High Income Fund, Small Company Fund and Oldfield International Value Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Alternative Strategies Fund
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Dolan McEniry Corporate Bond Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$5,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

(1)
The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with a Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. Each Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. Each Fund reserves the right to close purchases to new investors at any time.

Tax Information – All Funds

Depending on the character of income distributed, the Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax‑deferred arrangements may be taxed later upon withdrawal from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries – All Funds

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary of Other Important Information Regarding the Funds	41

Investment Objectives and Principal Investment Strategies

Global Select Fund

The Global Select Fund’s investment objective is to seek the long-term growth of capital; that is, the increase in the value of your investment over the long term. This investment objective is fundamental, which means that it may be changed only if approved by the favorable vote of the holders of a majority of the Global Select Fund’s outstanding voting securities (as defined in the 1940 Act).
Under normal market conditions, the Global Select Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Typically, the Global Select Fund invests between 25%‑75% in equity securities of U.S. companies and between 25‑75% of its net assets in equity securities of non‑U.S. companies.
The specific allocation to U.S. and non‑U.S. securities will vary from time to time based on the sub‑advisors’ assessment of domestic and international market conditions. An issuer is considered to be “located” in a particular country on the basis of its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated in that country). There is no minimum portion of the Global Select Fund’s assets required to be invested in any single country, but the Global Select Fund will invest more than 25% of its assets, and typically a much higher percentage, in non‑U.S. countries. The Global Select Fund may invest in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. Each sub‑advisor may, at its discretion, invest in foreign currencies or use currency futures or forwards to hedge the currency risk of holding non‑U.S. Dollar denominated securities.
Securities in which the Global Select Fund may invest include predominantly equity securities (common stocks). The Global Select Fund may focus its investments in certain sectors – including, but not limited to, the finance, healthcare and technology sectors – from time to time as a result of the implementation of the Global Select Fund’s investment strategy by the sub‑advisors, but sector focus is not a principal strategy of the Global Select Fund. Investment in a sector typically includes investment in multiple industries within a sector. The Global Select Fund invests in securities of all sizes, but typically focuses on the securities of large- and mid‑sized companies, as measured by market capitalization at the time of acquisition.
Under normal conditions, each portfolio segment typically includes a minimum of 10 and a maximum of 35 securities. A portfolio segment may occasionally hold more than 35 securities. Though the total number of securities the Global Select Fund may hold at any point in time will vary, it is generally expected that the Global Select Fund will hold between 45 and 85 securities. The target allocation of assets to the portfolio segments was designed with the specific objective of maintaining significant exposure to stocks of large- and mid‑sized companies with a greater emphasis on U.S. domiciled companies.
The Global Select Fund’s three sub‑advisors (four portfolio segments) emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations. iM Global believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, iM Global believes that the variability and volatility of returns can be lessened. The Global Select Fund’s four sub‑advised portfolios can generally be described as: (1) global mid cap value, (2) global large cap growth, (3) global small/mid cap growth, and (4) global large cap value, with target allocations to each portfolio as indicated in the following table:

SUB‑ ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Nuance Investments, LLC (“Nuance”)	30%	All sizes, but mostly mid‑sized companies	Value
Polen Capital Management, LLC (“Polen Capital”)	20%	Large‑sized companies	Growth
Polen Capital	20%	Small‑ and mid‑sized companies	Growth
Scharf Investments, LLC (“Scharf”)	30%	All sizes, but mostly large‑sized companies	Value

The Global Select Fund’s global mid‑cap value strategy managed by Nuance focuses on the belief that the ability to outperform the broad stock market requires a consistent and disciplined value investing approach. Nuance seeks to generate investment returns by diligently reviewing one company at a time on its own investment merits. Through long-term study of each company and thorough analysis of financial statements, management strategy and competitive position, using both fundamental research and interviews of management teams to help evaluate the sustainability of leading businesses, Nuance seeks to identify companies it considers to be best in class and having a long-term competitive advantage. With respect to valuation, Nuance seeks to identify potential holdings that are undervalued in the marketplace for transitory reasons because of a period of lower earnings that in Nuance’s view is not unusual in the context of typical industry cycles or a specific company’s approach to the competitive landscape.

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The Global Select Fund’s large cap growth strategy managed by Polen Capital focuses on investments in large capitalization companies (market capitalizations greater than $10 billion at the time of purchase) that are located anywhere in the world, including companies in both developed and emerging markets, and, in Polen Capital’s opinion, have a sustainable competitive advantage. Polen Capital uses an intensive fundamental research process to identify companies that it believes have certain attractive characteristics, which typically reflect an underlying competitive advantage, focusing on five principal “guardrails”, including (i) return on equity, (ii) strong earnings growth and free cash flow generation, (iii) strong balance sheets, (iv) stable or growing profit margins, and (v) organic revenue growth, to narrow down the broad universe to the types of businesses in which the Global Select Fund will invest. The Global Select Fund’s large cap growth strategy invests in high-quality large capitalization growth companies that Polen Capital believes have a competitive advantage within an industry and can deliver sustainable, above-average earnings growth.
The Global Select Fund’s global small/mid cap growth strategy is also managed by Polen Capital and focuses investments in small and mid‑cap companies that, at the time of purchase, are within the range of the market capitalizations of companies in the MSCI ACWI SMID Index. As of December 31, 2023, the average weighted market capitalization of the issuers in the MSCI ACWI SMID Index was approximately $6.9 billion. Polen Capital’s investment process and philosophy with respect to the small/mid cap growth strategy follows the same fundamental principles as described above for the large cap growth strategy to identify companies with a competitive advantage, including an assessment of the management team, business model and performance against competitors, among other factors. In addition, the small/mid cap strategy focuses on five investment criteria that must be satisfied by each company in which the Global Select Fund invests: each company must (i) be uniquely positioned, (ii) have a repeatable sales process, (iii) have a robust business model, (iv) have an effective management team, and (v) have value-creating reinvestment opportunities. Polen Capital may sell an existing holding of the Global Select Fund’s small/mid cap growth portfolio if a company ceases to meet one of these criteria.
The Global Select Fund’s global large cap value strategy managed by Scharf invests in equity securities of companies of all size market capitalizations, with a focus on large capitalization companies. Scharf utilizes five key elements in its equity investment philosophy: (i) low valuation, (ii) discount to fair value, (iii) investment flexibility, (iv) focus and (v) long-term perspective. Through a proprietary screening process, Scharf seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value, which Scharf describes as “growth stocks at value prices.” Scharf targets companies it can purchase at a 30% discount due to temporary market mispricing and considers certain factors, including, among others, a company’s market conditions and earnings stream, to determine whether a low valuation is temporary and therefore a candidate for investment, or structural and reflecting a larger underlying issue that would make an investment unattractive.
Each sub‑advisor applies its investment process when determining when a security may be sold. Generally, a security may be sold: (1) if the sub‑advisor believes the security’s market price exceeds the its estimate of intrinsic value; (2) if the sub‑advisor’s view of the business fundamentals (profitability, balance sheet stability, product acceptance, competitive advantages) or management of the underlying company changes; (3) if a more attractive investment in terms of long-term growth potential is found; (4) if general market conditions that may include changes in employment rates, interest rate fluctuations, changes in fiscal policies, changes in regulations and other factors trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.
International Fund

The International Fund’s investment objective is to seek long-term growth of capital; that is, the increase in the value of your investment over the long term.
The International Fund invests in the securities of companies that the sub‑advisors to the International Fund (each, a “manager” or “sub‑advisor”) believe have strong appreciation potential. The International Fund’s three sub‑advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid‑, and small‑cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.
iM Global’s strategy is to allocate the portfolio’s assets among the managers who, based on iM Global’s research, are judged to be among the best relative to their respective peer groups. There is no minimum or maximum allocation of the International Fund’s portfolio assets to each sub‑advisor. With respect to managers for the International Fund, iM Global has focused exclusively on stock pickers who emphasize bottom‑up stock-picking rather than macro-driven, top‑down country picking.
iM Global believes that bottom‑up stock pickers have an advantage in foreign markets because:

•	It is iM Global’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•	iM Global believes that some individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than those in the United States. iM Global believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on iM Global’s observations, bottom‑up stock pickers in foreign markets, on average, seem to perform better than top‑down‑oriented managers.

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Investment Objectives and Principal Investment Strategies — (Continued)

Though bottom‑up stock picking is emphasized, each manager also monitors specific macro-factors that it believes are relevant in specific countries.
The sub‑advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the International Fund may hold at any point in time will vary, it is generally expected that the International Fund will hold between 32 and 60 securities.
Each manager may invest in securities traded in both developed and emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.
The International Fund may focus its investments in certain sectors – including, but not limited to, the financial and healthcare sectors –from time to time as a result of the implementation of the International Fund’s investment strategy by the sub‑advisors.
By executing its investment strategy, the International Fund seeks to:

•	combine the efforts of several experienced, high quality international managers;

•	access the highest conviction stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 32 to 60) and industries while still allowing each manager to run portfolio segments focused on only its highest-conviction stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.
Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The International Fund’s managers may trade its portfolio frequently.
The International Fund’s managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization. iM Global believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, iM Global believes that the variability and volatility of returns can be lessened. Although each manager has the flexibility to invest on a worldwide basis in non‑U.S. companies with market capitalization of any size, it is expected that the International Fund will have significant exposure to large- and mid‑sized foreign companies under normal market conditions. The target allocations to each sub‑adviser are as indicated in the following table:

SUB‑ ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO

Harris Associates L.P. (“Harris”)	33.3%	All size

Lazard Asset Management (“Lazard”)	33.3%	All sizes

Polen Capital Management, LLC (“Polen Capital”)	33.3%	All sizes, but mostly large- and mid‑sized companies

Alternative Strategies Fund

The Alternative Strategies Fund’s investment objective is to seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.
The Alternative Strategies Fund invests in a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.
Allocations among the Alternative Strategies Fund’s sub‑advisors are based on a number of factors, including iM Global’s expectation for the risk-adjusted return potential of each sub‑advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. iM Global may at times adjust the allocations of capital to sub‑advisors if it believes there is a highly compelling tactical opportunity in a particular

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sub‑advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio. Portfolio assets will be tactically allocated to the sub‑advisors in accordance with the target allocation range for each sub‑advisor as measured at the time of allocation. It is possible that additional managers and strategies will be added to the Alternative Strategies Fund in the future.
Sub‑advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures and equity hedge strategies. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P‑Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Alternative Strategies Fund’s total assets (except that the Alternative Strategies Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub‑advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub‑advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub‑advisors and will not invest in any pooled investment vehicles or accounts managed by the sub‑advisors.
Each sub‑advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub‑advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a long/short credit strategy, (5) a strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies, and (6) an “enhanced trend strategy” that focuses on a blend of managed futures and equity hedge strategies. iM Global may hire sub‑advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

SUB‑ ADVISOR	TARGET ASSET ALLOCATION	STOCK-PICKING STYLE

Blackstone Credit Systematic Strategies LLC (“BXCSS”)	15%	Long-Short Credit

DoubleLine Capital, LP (“DoubleLine”)	20%	Opportunistic Income

Dynamic Beta investments, LLC (“DBi”)	20%	Enhanced Trend Strategy

First Pacific Advisors, LP (“FPA”)	12%	Contrarian Opportunity

Loomis Sayles and Company, LP (“Loomis”)	15%	Strategic Alpha Fixed Income

Water Island Capital, LLC	18%	Arbitrage

The sub‑advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid‑single‑digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies. This objective is pursued by investing in equity and debt securities of U.S. and non‑U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.
The sub‑advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The sub‑advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. When investing in mortgage-related securities, the sub‑advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by

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Investment Objectives and Principal Investment Strategies — (Continued)

private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. The sub‑advisor may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to‑be‑announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The sub‑advisor will generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage-backed securities on more preferable terms or to enhance returns, the sub‑advisor may extend the settlement by entering into “dollar roll” transactions in which the sub‑advisor sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date. The sub‑advisor also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the Alternative Strategies Fund does not own, to potentially enhance returns or manage risk.
The sub‑advisor that manages the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.
The sub‑advisor that manages the long-short credit strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. The sub‑advisor’s investment process is designed to exploit information gaps between credit and equity markets and other market inefficiencies to identify and capture mispricing at the individual asset level. The strategy is expected to generate returns from idiosyncratic credit selection, as the strategy systematically curtails rate duration and credit beta exposure. Correlations to systematic market risks including high yield and equity market returns are expected to be minimal, and strategy returns are not expected to be correlated to the returns of other active strategies. The portfolio is managed with the intention that the sensitivity of the long portfolio to market-wide credit spread movements will be offset in part by the sensitivities of the short portfolio to such market-wide movements. The sub‑advisor may invest in corporate bonds issued by domestic and non‑U.S. based companies, U.S. Treasury securities and long (sold protection) single name credit default swaps (CDS), interest rate futures and swaps and foreign exchange forwards (for hedging and currency conversion purposes). The short portfolio may be invested in short (bought protection) single name Credit Default Swap (CDS), short positions in Credit Default Indices (CDX Indices), and short positions in Total Return Swaps (TRS).
The sub‑advisor that manages the strategic alpha strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility. The sub‑advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. Under normal market conditions, the sub‑advisor may invest (1) up to 75% of the total assets allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non‑U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives as measured at time of allocation. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument. The sub‑advisor incorporates systematic and quantitative models into its investment process.
The sub‑advisor that manages the enhanced trend strategy seeks to generate attractive absolute and risk-adjusted returns over multi-year periods with low average correlation to traditional assets, while providing strong diversification benefits during periods of extended losses for stocks and/or bonds. The sub‑advisor that manages the advanced trend strategy may also allocate a portion of the Alternative Strategies Fund’s assets that it manages in a wholly-owned subsidiary of the Alternative Strategies Fund (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by that sub‑advisor, and will comply with the Alternative Strategies Fund’s investment objective and investment policies.
High Income Fund

The High Income Fund’s investment objective is to seeks to generate a high level of current income from diverse sources, consistent with the goal of capital preservation over time. Capital appreciation is a secondary objective.
The High Income Fund invests in a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The High Income Fund is intended to be used by investors seeking high current income consistent with capital preservation over time, and with long-term capital appreciation a secondary objective.
No one strategy within the High Income Fund will be allocated less than 10% of portfolio assets or more than 60% of portfolio assets as measured at the time of allocation. It is possible that additional managers and strategies will be added to (or removed from) the High Income Fund in the future and/or there may be adjustments in the allocation ranges.
Sub‑advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such

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as spin-offs; as well as other opportunities in other areas. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds, loans, loan participation interests, mortgage or other asset-backed securities and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the High Income Fund. The managers may invest without limitation in below investment grade fixed income securities. Under normal market conditions, the High Income Fund does not expect to invest more than 25% of its total assets in emerging market securities iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.
The managers may also write options, invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P‑Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the High Income Fund’s total assets (except that the High Income Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the High Income Fund as a whole may not hold more than 15% of its net assets in illiquid securities.
Each sub‑advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub‑advisors focus on are as follows: (1) a credit value strategy, (2) a multi credit strategy, and (3) an option income strategy. iM Global may hire sub‑advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the High Income Fund’s portfolio at all times.

SUB‑ ADVISOR	TARGET ASSET ALLOCATION	STOCK-PICKING STYLE

Brown Brothers Harriman & Co. (“BBH”)	40%	Credit Value

Guggenheim Partners Investment Management, LLC (“Guggenheim”)	40%	Multi-Credit

Neuberger Berman Investment Advisers LLC (“Neuberger”)	20%	Option Income

The sub‑advisor that manages the credit value strategy seeks to achieve the fund’s investment objectives by primarily investing its segment of the High Income Fund in fixed income securities it believes to have the potential for excess return. The sub‑advisor’s investment strategy will be to invest in fixed income securities from a wide variety of sectors, asset-backed securities, commercial mortgage-backed securities, corporate bonds, floating-rate loans and municipal bonds. The sub‑advisor expects to invest in structured and corporate securities. The sub‑advisor’s emphasis is expected to be on A/BBB‑rated asset backed securities and BBB/BB‑rated corporate securities, as these ratings segments have historically offered attractive risk-adjusted returns, along with low default rates. The sub‑advisor will also invest in U.S. Treasury futures to manage duration of the portfolio, which allows individual security selection to be managed without regard to portfolio duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. Fixed income securities and portfolios with longer durations are subject to more volatility than those with shorter durations. The sub‑advisor will not typically own CCC rated or distressed securities.
The sub‑advisor that manages the multi credit strategy seeks to preserve invested capital and maximize total return through a combination of current income and capital appreciation. The team seeks to achieve its investment objective by investing in a wide range of fixed income and other instruments selected from a variety of credit qualities, and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency, mezzanine and preferred securities and convertible securities. The team seeks opportunities across fixed income market sectors – especially in non‑index‑eligible securities – and they aim to take advantage of downturns/inefficiencies that occur during times of uncertainty. The strategy is flexible and is not constrained by duration, sector, issuer, or credit quality.
The sub‑advisor that manages the option income strategy seeks to achieve its goal primarily through a strategy of writing collateralized put options on both U.S. indices, including the S&P 500® Index and the Russell 2000® Index, and exchange traded funds (“ETFs”). The manager attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the High Income Fund held the underlying equity index on which the options are written. The portfolio’s investments in fixed income instruments may be of any duration, may include variable and floating rate instruments, and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, debt securities issued by corporations or trust entities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The manager also may invest in money market mutual funds and ETFs.
Small Company Fund

The Small Company Fund’s investment objective is to seek long-term growth of capital; that is, the increase in the value of your investment over the long term.

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Investment Objectives and Principal Investment Strategies — (Continued)

The Small Company Fund invests in the securities of smaller companies that the sub-advisors to the Small Company Fund (the “managers” or “sub-advisors”) believe have strong appreciation potential. Under normal market conditions, the Small Company Fund invests at least 80% of its net assets, in securities of small‑sized U.S. companies, as measured by market capitalization at the time of acquisition. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. The Fund may focus its investments in certain sectors – including, but not limited to, the industrial sector from time to time as a result of the implementation of the Small Company Fund’s investment strategy by the managers. The industrial sector consists of companies that produce capital goods used in manufacturing, resource extraction and construction. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the sub‑advisor’s ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate.
There is no minimum or maximum allocation of the Small Company Fund’s portfolio assets to each sub‑advisor. The Advisor is responsible for establishing the target allocation of Small Company Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and may adjust the target allocations at its discretion. A “growth investing” style involves identifying securities for the Fund that the sub‑advisor expects to have above-average potential for growth in revenue and earnings. A “value investing” style involves identifying securities for the Fund that the sub‑advisor believes are underpriced relative to comparable securities, determined by price/earnings ratios, cash flows or other measures. Market performance may result in allocation drift among the managers of the Small Company Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre‑established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub‑advisor. The Advisor monitors the individual portfolios managed by the sub‑advisors to ensure that the overall portfolio does not include any unintentional over-weights to sectors, industries or individual securities. Under normal conditions, each sub‑advisor manages a portion of the Small Company Fund’s assets by independently managing a portfolio typically composed of between 15 and 30 stocks (resulting in total Small Company Fund holdings of 30 to 60 different stocks). The target allocations to each sub‑adviser are indicated in the following table:

SUB‑ADVISOR	TARGET ASSET ALLOCATION	INVESTMENT STYLE

Polen Capital Management, LLC	50%	Growth

Segall Bryant & Hamill, LLC	50%	Value

The Small Company Fund may invest up to 15% its net assets in the securities of foreign companies, including those located in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.
As used in this Prospectus, iM Global defines a “Small‑Cap Company” as one whose market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index. As of March 31, 2024, the range of market capitalization of the companies in the Russell 2000 Index was from approximately $12.2 million to $56.5 billion.
Though the primary capitalization focus of the Small Company Fund is in the small‑cap sector, iM Global does not believe that small‑cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small‑cap range if a manager continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small‑cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Overall, iM Global expects the majority of the Small Company Fund’s holdings at any point in time to meet the definition of a Small‑Cap Company; however, the Small Company Fund will not be required to sell any company if its market capitalization grows and exceeds the market capitalization of the largest company in the Russell 2000 Index.

Generally, a security may be sold: (1) if the sub‑advisor believes the security is overvalued; (2) if the sub‑advisor’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the sub‑advisor’s assessment criteria; or (5) for other portfolio management reasons. The Small Company Fund’s investment manager may trade its portfolio frequently.
Oldfield International Value Fund

The Oldfield International Value Fund’s investment objective is to seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.
iM Global’s strategy is to allocate the portfolio’s assets to the Oldfield International Value Fund’s sub‑advisor who, based on iM Global’s research, is judged to be among the best in its style group. The sub‑advisor manages the portfolio by building a select portfolio representing its highest-confidence stocks. The Oldfield International Value Fund invests in the securities of companies with market capitalization of $10 billion or greater that the sub‑advisor to the Oldfield International Value Fund (the “manager” or “sub‑advisor”) believes have strong appreciation potential. Under normal market conditions, the Oldfield International Value Fund’s portfolio is typically composed of between 25 to 30 stocks. Under normal market conditions, the

48	Litman Gregory Funds Trust

Oldfield International Value Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of value companies domiciled outside the United States, or having the majority of their assets located in or deriving a majority of their operating income from countries outside the United States, mostly mid‑ to large‑sized companies (i.e., companies with a market capitalization of greater than $10 billion at the time of acquisition), including companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Investments in companies located in emerging market countries are expected to be 20% or less of the Oldfield International Value Fund’s net assets. Value stocks are those that are believed to be undervalued in comparison to their peers due to temporary adverse market or industry or business developments that result in a stock trading at a discount to estimated long-term intrinsic value, which is determined by the sub‑advisor and measured using traditional financial metrics such as low price‑to‑earnings, price‑to‑cash‑flow, and/or price‑to‑book ratios. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. The Oldfield International Value Fund may focus its investments in certain sectors – including, but not limited to, the consumer staples, financial and industrial sectors – from time to time as a result of the implementation of the Oldfield International Value Fund’s investment strategy by the manager.
Dolan McEniry Corporate Bond Fund

The Dolan McEniry Corporate Bond Fund’s investment objective is to seeks to provide investors with total return, with a secondary investment objective of preserving capital.
The Dolan McEniry Corporate Bond Fund invests in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. All securities will be U.S. dollar denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation. Under normal market conditions, the Dolan McEniry Corporate Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. In addition to investments in corporate bonds issued by U.S. issuers, the Dolan McEniry Corporate Bond Fund may invest in corporate bonds issued by foreign corporations. With respect to the Dolan McEniry Corporate Bond Fund’s net assets allocated to investments in corporate bonds, the Dolan McEniry Corporate Bond Fund invests approximately 75% in corporate bonds that are determined by the Dolan McEniry Corporate Bond Fund’s sub‑advisor (the “manager” or “sub‑advisor”), to be investment grade, and approximately 25% in high yield bonds (also known as “junk bonds”). The Dolan McEniry Corporate Bond Fund’s investments in investment grade corporate bonds will be rated investment grade (BBB‑ by Standard & Poor’s or equivalent) by at least one major credit rating agency identified as a nationally recognized statistical rating organization (“NRSRO”), or if unrated, determined to be of comparable quality by the sub‑advisor. The Dolan McEniry Corporate Bond Fund may invest up to 20% of its net assets in U.S. Government and Treasury securities.
The sub‑advisor anticipates that the Dolan McEniry Corporate Bond Fund’s duration will reflect that of the Bloomberg U.S. Intermediate Credit Index, plus or minus 50%. For example, if the duration of the Bloomberg U.S. Intermediate Credit Index is 5 years, the Dolan McEniry Corporate Bond Fund’s duration may be 2.5–7.5 years. As of March 31, 2024, the duration of the Bloomberg U.S. Intermediate Credit Index was 3.99 years.
Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.
The Dolan McEniry Corporate Bond Fund’s investment universe consists of corporate investment grade bonds, high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. When making decisions to buy or sell an investment for the Dolan McEniry Corporate Bond Fund, the sub‑advisor utilizes bottom‑up investment analysis which focuses on credit analysis and selection of undervalued bonds. The sub‑advisor analyzes companies’ financial statements and creates financial models to assess trends in revenue, margins, earnings, cash earnings, investments in working capital and fixed assets, debt levels and cash balances, and other items, ranking each company by risk and return. The Sub‑Advisor then applies qualitative diligence reviews of each company, taking into consideration pricing, liquidity, event risk and duration to select specific investments for the Dolan McEniry Corporate Bond Fund’s portfolio. The sub‑advisor’s investment process is designed to identify undervalued corporate bonds – those that trade at wide spreads to U.S. Treasury securities yet are issued by companies that, in the sub‑advisor’s assessment, generate sufficient cash flow to meet their debt obligations. The sub‑advisor ranks securities with equal weighting given to risk (cash flow coverage of debt obligations) and return (spread to U.S. Treasuries). The process identifies what the sub‑advisor deems to be the most undervalued bonds. The sub‑advisor will consider selling a security if the company’s fundamentals deteriorate to an unacceptable degree according to the sub‑advisor’s free cash flow credit analysis; the security has appreciated in price to a level that makes it no longer attractive in the sub‑advisor’s ranking system; or if the sub‑advisor identifies a more attractive investment opportunity. Concentration of investments in certain sectors – including, but not limited to, the consumer staples and industrial sectors – may occur from time to time as a result of the implementation of the Dolan McEniry Corporate Bond Fund’s investment strategy by the manager.

Investment Objectives and Principal Investment Strategies	49

Evaluation and Selection of Sub‑Advisors by the Advisor

iM Global, as the Funds’ investment adviser, is responsible for hiring and removing sub‑advisors. Before hiring a sub‑advisor, iM Global performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. iM Global’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. Each of the sub‑advisor’s management fee is also an important consideration. It is iM Global’s objective to hire sub‑advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. iM Global defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. A full market cycle is usually three to five years, but can vary considerably. The top of a cycle is called a peak and the bottom a trough. iM Global generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years. iM Global is responsible for the general overall supervision of the sub‑advisors along with allocating the portfolio’s assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time. Generally, iM Global seeks to make tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective and prefers managers who it believes will be able to add value through security selection.
In the event a manager ceases to manage a Fund’s portfolio, iM Global will select a replacement manager. The securities that were held in the departing manager’s portfolio may be retained by the replacement manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.

50	Litman Gregory Funds Trust

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Funds’ returns will vary, and you could lose money on your investment in the Funds. An investment in a Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for each Fund are identified in the Funds’ Summary Sections and are described in further detail below. Additional information about the principal risks is included in the Funds’ Statement of Additional Information (the “SAI”).
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks described below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses.
The following table summarizes the principal risks of investing in each Fund. Your investment may be subject (in varying degrees) to these risks as well as other risks. Each Fund may be more susceptible to some of these risks than others. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Global Select Fund	International Fund	Alternative Strategies Fund	High Income Fund	Small Company Fund	Oldfield International Value Fund	Dolan McEniry Corporate Bond Fund
Asia Investing Risk						✓
Asset-Backed Securities Risk			✓	✓
Below Investment-Grade Fixed Income Securities Risk			✓	✓			✓
Capital Structure Arbitrage Risk			✓
Collateralized Loan Obligations and Collateralized Debt Obligations Risk			✓	✓
Collateral Risk				✓
Commodities Risk			✓
Consumer Staples Sector Risk						✓	✓
Convertible Arbitrage Risk			✓
Convertible Securities Risk	✓		✓	✓
Corporate Debt Obligations Risk				✓			✓
Country/Regional Risk		✓				✓
Currency Risk	✓	✓	✓	✓		✓	✓
Cybersecurity Risk	✓	✓	✓	✓	✓	✓	✓
Derivatives Risk			✓	✓
Emerging Markets Risk	✓	✓	✓	✓	✓	✓
Equity Hedge Strategy Risk			✓
Equity Securities Risk	✓	✓	✓	✓	✓	✓
Europe Investing Risk	✓	✓				✓
Event-Driven Risk			✓
Financial Sector Risk	✓	✓			✓	✓
Fixed Income Securities Risk			✓	✓			✓
Foreign Investment Risk	✓	✓	✓	✓	✓	✓	✓
Geopolitical Events Risk	✓	✓	✓	✓	✓	✓	✓
Growth Investing Risk	✓	✓			✓
Healthcare Sector Risk	✓	✓
Industrial Sector Risk					✓	✓	✓

Description of Principal Investment Risks	51

Description of Principal Investment Risks — (Continued)

	Global Select Fund	International Fund	Alternative Strategies Fund	High Income Fund	Small Company Fund	Oldfield International Value Fund	Dolan McEniry Corporate Bond Fund
Investment in Investment Companies Risk				✓
Investment in Loans Risk				✓
Investment Selection Risk	✓	✓	✓	✓	✓	✓	✓
Large Shareholder Purchase and Redemption Risk	✓	✓		✓		✓
Leverage Risk			✓	✓
Liquidity and Valuation Risk				✓
Managed Futures Strategy Risk			✓
Market Risk	✓	✓	✓	✓	✓	✓	✓
Merger Arbitrage Risk			✓
Mid‑Sized Companies Risk	✓	✓				✓
Models and Data Risk			✓
Mortgage-Backed Securities Risk			✓	✓
Multi Management Risk	✓	✓	✓	✓	✓
Operational Risk	✓	✓	✓	✓	✓	✓	✓
Portfolio Turnover Risk			✓
Sector Weightings Risk	✓	✓			✓	✓	✓
Securities Lending Risk	✓	✓	✓	✓	✓	✓	✓
Short Sale Risk			✓	✓
Smaller Companies Risk	✓	✓			✓
Special Situations Risk		✓	✓
Subsidiary Risk			✓
Technology Sector Risk	✓	✓
TBAs and Dollar Rolls Risk			✓
Unfavorable Tax Treatment Risk			✓	✓
U.S. Government and U.S. Agency Obligations Risk							✓
Value Stock Risk	✓	✓			✓	✓

52	Litman Gregory Funds Trust

Asia Investing Risks
The value of the Oldfield International Fund’s assets may be adversely affected by political, economic, social and religious factors, inadequate investor protection, changes in the laws or regulations of the countries in which it invests and the status of these countries’ relations with other countries. In addition, the economies of these countries may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Some countries have limited natural resources (such as oil and natural gas), resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply.

In many other countries, the government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in these countries is substantial. Accordingly, future government actions in these countries could have a significant effect on the economy of these countries, which could affect private sector companies and the Funds, market conditions, and prices and yields of securities in a Fund’s portfolio.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally.

Asset-Backed Securities Risk
The Alternative Strategies Fund and the High Income Fund may invest in asset-backed securities (“ABS”), which are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. ABS are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. Liquidity risk can arise from increased perceived credit risk. For example, liquidity can also become a significant problem if concerns regarding credit quality lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk

Description of Principal Investment Risks	53

Description of Principal Investment Risks — (Continued)

may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Further, credit risk retention requirements for ABS may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Alternative Strategies Fund and the High Income Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund’s investments in ABS may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of the Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.

Additional risks relating to investments in ABS may arise because of the type of ABS in which the Alternative Strategies Fund and the High Income Fund invest, defined by the assets collateralizing the ABS. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities. In addition, ABS backed by aircraft loans and leases may provide a Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these ABS. In addition to the risks inherent in ABS generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. The Alternative Strategies Fund and the High Income Fund may invest in these and other types of ABS that may be developed in the future.

• Residential Mortgage-Backed Securities – Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Non‑agency MBS is subject to the risk that the value of such security will decline because, among other things, the security is not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. These securities are often subject to greater credit risk than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non‑lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Alternative Strategies Fund’s and High Income Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, the Alternative Strategies Fund’s and High Income Fund’s investments in these securities may be subject to heightened interest rate risk. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

54	Litman Gregory Funds Trust

• Commercial Mortgage-Backed Securities – Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of ABS generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

Below Investment-Grade Fixed Income Securities Risk	Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub‑advisors to be of similar quality. These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Alternative Strategies Fund’s, High Income Fund’s and Dolan McEniry Corporate Bond Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the Alternative Strategies Fund, the High Income Fund and the Dolan McEniry Corporate Bond Fund may incur additional expenses if a holding defaults and the Alternative Strategies Fund, High Income Fund and Dolan McEniry Corporate Bond Fund have to seek recovery of its principal investment. Below investment-grade fixed income securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Alternative Strategies Fund, High Income Fund and Dolan McEniry Corporate Bond Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors. There is no limit to the Alternative Strategies Fund’s and High Income Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities as measured at time of purchase. Under normal market conditions, the Dolan McEniry Corporate Bond Fund expects to invest approximately 25% of its net assets in below investment-grade fixed income securities as measured at time of purchase.
Capital Structure Arbitrage Risk	The perceived mispricing identified by the sub‑adviser may not disappear or may even increase, in which case losses may be realized.
Collateral Risk	If a Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non‑affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

Description of Principal Investment Risks	55

Description of Principal Investment Risks — (Continued)

Collateralized Loan Obligations and Collateralized Debt Obligations Risk
The Alternative Strategies Fund and the High Income Fund may invest in collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). Investments in CLOs carry the same risks as investments in loans directly, such as interest rate risk, credit and liquidity and valuation risks, and the risk of default. These investments are also subject to the risks associated with a decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

CDOs are structured similarly to CLOs, but are backed by pools of assets that are debt securities rather than only loans, typically including bonds, other structured finance securities (including other ABS and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of ABS carry the same risks as investments in ABS directly, including losses with respect to the collateral underlying those ABS. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

Commodities Risk	Exposure to the commodities markets (including financial futures markets) may subject the Alternative Strategies Fund, through its investment in the Subsidiary, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Consumer Staples Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer staples sector, which includes, for example, the food and staples retailing industry, the food, beverage and tobacco industry and the household and personal products industry. This sector can be significantly affected by, among other factors, the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigations. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Convertible Arbitrage Risk	Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

56	Litman Gregory Funds Trust

Convertible Securities Risk
Convertible securities generally offer lower interest or dividend yields than non‑convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Corporate Debt Obligations Risk	Corporate debt obligations, which are debt instruments issued by corporations to raise capital, are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Corporate debt obligations have priority over preferred securities and common stock in an issuer’s capital structure, but may be subordinated to an issuer’s other debt instruments. The market value of a corporate debt obligation may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of the issuer’s management, the issuer’s capital structure, the use of financial leverage and demand for the issuer’s goods and services, and by factors not directly related to the issuer such as general market liquidity. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates, and as a result, corporate debt obligations may lose value in a rising-rate environment.
Country/Regional Risk	World events – such as political upheaval, financial troubles, or natural disasters – may adversely affect the value of securities issued by companies in foreign countries or regions. Because each of the International Fund and Oldfield International Value Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the performance of those Funds may be hurt disproportionately by the poor performance of their investments in that area. This risk is heightened in emerging markets – see “Emerging Markets Risk” below.
Currency Risk	The Alternative Strategies Fund and High Income Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes. Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates. Fluctuations in the exchange rates between different currencies may negatively affect an investment. Each of the Alternative Strategies Fund and High Income Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The Alternative Strategies Fund and High Income Fund also are subject to currency risk because each may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub‑advisors may elect not to hedge currency risk, which may cause the Alternative Strategies Fund and the High Income Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity Risk	Information and technology systems relied upon by the Funds, iM Global, the sub‑advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although iM Global has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, iM Global, the sub‑advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, iM Global, the sub‑advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Description of Principal Investment Risks	57

Description of Principal Investment Risks — (Continued)

Derivatives Risk
Some of the instruments in which the Alternative Strategies Fund and the High Income Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and each of the Alternative Strategies Fund and the High Income Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where a Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce a Fund’s gains or exacerbate losses from the derivatives. In addition, a Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Alternative Strategies Fund and the High Income Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Alternative Strategies Fund and the High Income Fund use derivatives, each Fund will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.

Rule 18f‑4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaced previous asset segregation requirements with a new framework for the use of derivatives by registered funds. For funds using a significant amount of derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements.

Although the Alternative Strategies Fund and the High Income Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Additional risks associated with certain types of derivatives are discussed below:

Options Risk. The Alternative Strategies Fund and High Income Fund may invest in options. Options trading entails risks in addition to those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage

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basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. An investment in options is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options.

Forward Contracts Risk. The Alternative Strategies Fund and High Income Fund may invest in forward contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Alternative Strategies Fund and High Income Fund enter into non‑U.S. currency forward contracts with banks, the Funds are subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

Futures Contracts Risk. The Alternative Strategies Fund and High Income Fund may invest in futures contracts. The loss that may be incurred by entering into futures contracts could exceed the amount of the premiums paid and may be potentially unlimited. Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value (“NAV”). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

P‑Notes Risk. The Alternative Strategies Fund and the High Income Fund may invest in P‑Notes. P‑Notes are a type of equity-linked derivative generally issued by banks or broker-dealers and are designed to replicate the performance of the underlying equity securities. P‑Notes are typically utilized to obtain exposure in certain non‑U.S. markets where direct investment in a company’s equity is not permitted or otherwise feasible. Even though a P‑Note is intended to reflect the performance of the underlying equity securities on a one‑to‑one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of P‑Notes will not replicate exactly the performance of the issuers or markets that the P‑Notes seek to replicate due to transaction costs and other expenses. P‑Notes represent unsecured, unsubordinated contractual rights of the issuer and do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities. For this reason, in addition to the risks normally associated with a direct investment in the underlying securities, P‑Notes are subject to counterparty risk if the issuer of the P‑Note is unable or refuses to perform under the terms of the P‑Note and must rely on the creditworthiness of the counterparty for its investment returns on the P‑Notes. While the holder of a P‑Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. P‑Notes are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of P‑Notes will equal the value of the underlying value of the equity securities they seek to replicate.

Credit Default Swaps Risk. The Alternative Strategies Fund and the High Alternatives Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. Each Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, each Fund receives a fixed rate of income throughout the term of the contract,

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Description of Principal Investment Risks — (Continued)

provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If a Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the reference obligation.

Total Return Swaps Risk. The Alternative Strategies Fund and the High Income Fund may enter into total return swap agreements. Total return swap is the generic name for any non‑traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based on a reference rate such as Secured Overnight Financing Rate (“SOFR”) or an alternative reference rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non‑balance sheet nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.

Emerging Markets Risk
Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Economies in emerging market countries may also be more susceptible to natural and man‑made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many developing countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID‑19, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest.

Among other risks of investing in emerging market countries are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties in bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. The Funds define an emerging market country as any country that is included in the MSCI Emerging Markets Index.

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Equity Hedge Strategy Risk	The Alternative Strategies Fund uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use to complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Alternative Strategies Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.
Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium‑sized companies, which tend to be more vulnerable to adverse developments than larger companies.
Europe Investing Risk	Each of the Global Select Fund, International Fund and Oldfield International Value Fund may invest a significant portion of its assets in European issuers. The economies of countries in Europe are in different stages of economic development and are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the United Kingdom (“UK”) from the EU (a process now commonly referred to as “Brexit”). The economies of Europe and the United Kingdom as well as the broader economy could be significantly impacted by Brexit, which may result in lower economic growth and increased volatility and illiquidity across global markets. An exit by any member counties from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could also lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe. In addition, the ongoing war in Ukraine and the resulting sanctions against Russia could adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets.
Event-Driven Risk	The Alternative Strategies Fund may make event-driven investments. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.
Financial Sector Risk
Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the financial sector. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to

Description of Principal Investment Risks	61

Description of Principal Investment Risks — (Continued)

extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. The Funds may be adversely affected by events or developments negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If the Funds focus their investments in banks or bank-related companies, the Funds will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.
Fixed Income Securities Risk
Interest rates may go up resulting in a decrease in value of the securities held by a Fund. Fixed income securities held by a Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy. Nationally recognized statistical rating organizations (“NRSROs”) provide ratings on fixed income securities based on their analyses of information they deem relevant. If a fixed income security is unrated, a sub‑advisor may determine the quality of the security based on its own analysis. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and a sub‑advisor’s or a NRSRO’s decision to downgrade a security.

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, or general economic conditions).

Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when a sub‑advisor believes it prudent to do so. If this happens, a Fund will be required to hold the security or keep the position open, and it could incur losses.

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Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

Foreign Investment Risk
Investing in foreign (non‑U.S) securities may expose the Funds to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. Economies in foreign countries may also be more susceptible to natural and man‑made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many foreign countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID‑19, Ebola, Zika, avian flu, severe acute respiratory syndrome and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest. These risks are greater in the emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities. Additional information about the risks of emerging markets is described above under “Emerging Markets Risk.”

The International Fund invests a significant portion of its assets In issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the UK from the EU on January 31, 2020 (an event commonly known as “Brexit”). There remains uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe. In addition, Russia’s invasion of Ukraine has led to sanctions being levied against Russia by the United States, the EU and other countries. Russia’s military incursion and the resulting sanctions could adversely affect European and global energy and financial markets. Further, the ongoing conflict in the Middle East could have a negative impact on the economy and business activity globally.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

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Description of Principal Investment Risks — (Continued)

Geopolitical Events Risk	The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long-term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The novel coronavirus (COVID‑19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Funds, Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
Growth Investing Risk	Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.
Healthcare Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the healthcare sector. Companies in the healthcare sector may be affected by the overall economic conditions as well as by factors particular to the healthcare sector. Those factors include extensive government regulation; restrictions on government reimbursement for medical expenses; rising costs of medical products, services and facilities; pricing pressure; an increased emphasis on outpatient services; limited number of products and product obsolescence due to industry innovation; changes in technologies and other market developments. A major source of revenue for the healthcare sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local healthcare reform measures. Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Healthcare companies also are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be more susceptible to product obsolescence.
Industrial Sector Risk
Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the industrial sector. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental spending policies which are typically under

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pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Investment in Investment Companies Risk
The High Income Fund and its shareholders may incur the pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as CEFs and ETFs) may require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

The High Income Fund may, from time to time, invest a portion of its assets in investment companies advised by a sub‑advisor, or an affiliate of the sub‑advisor.

An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the High Income Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly.

The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

The underlying investment companies or other investment vehicles in which the High Income Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the High Income Fund.

An investment by the High Income Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risk, including: the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF’s shares; the listing exchange may halt trading of the ETF’s shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments. Shares of CEFs frequently trade at a discount to their net asset value. Investments in CEFs that elect to be regulated as BDCs may be subject to a high degree of risk.

BDCs typically invest in and lend to small and medium‑sized private and certain public companies that may not have access to the public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium‑sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various other risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed‑end funds, they may trade in the secondary market at a discount to their NAV.

Description of Principal Investment Risks	65

Description of Principal Investment Risks — (Continued)

Investment in Loans Risk
The High Income Fund may invest in loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments. Loans may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or incur other debt obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. The Fund’s interest in a particular loan and/or in a particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent the High Income Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non‑payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loan interests are subject to restrictions on transfer that may limit the ability of the High Income Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. The may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. Bankruptcy or other court proceedings may delay, limit or negate the High Income Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan and the Fund may need to retain legal or similar counsel to help in seeking to enforce its rights. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent

66	Litman Gregory Funds Trust

or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

The High Income Fund values its assets on each business day that the New York Stock Exchange is open. However, because the secondary market for loans is limited and trading may be irregular, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available. In certain circumstances, the sub‑advisor or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non‑public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non‑public information, the Fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the sub‑advisor or the Fund determines not to receive non‑public information about a borrower for loan investments, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. The sub‑advisor or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument.

Investment Selection Risk	The Sub‑Advisors’ portfolio managers may select investments that underperform, and investors’ Fund shares may decline in value. This risk may be more significant when sub‑advisors concentrate their holdings in a limited number of securities as may be the case in a Fund because concentration can magnify the potential for gains and losses from individual securities. The specific investments held in a Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities. This risk may be greater for multi-manager funds compared to funds with a single manager because multi-manager funds may have more portfolio managers making investment selections independent of one another.
Leverage Risk	Leverage may result from certain transactions, including the use of derivatives and borrowing, particularly with respect to the Alternative Strategies Fund and the High Income Fund. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of a Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Under normal circumstances, the Alternative Strategies Fund and the High Income Fund may each borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.
Liquidity and Valuation Risk	It may be difficult for the High Income Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by iM Global for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what iM Global believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the High Income Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.

Description of Principal Investment Risks	67

Description of Principal Investment Risks — (Continued)

Managed Futures Strategy Risk	In seeking to achieve its investment objective, the Alternative Strategies Fund will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Alternative Strategies Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.
Market Risk	The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. For instance, recent failures in the banking sector have caused significant disruption and volatility in U.S. and global markets. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to increased volatility, and may have adverse long-term effects. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.
Merger Arbitrage Risk	The Alternative Strategies Fund is subject to merger arbitrage risk. Merger arbitrage seeks to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations (each, a “deal”). The success of merger arbitrage depends on the discount between the deal price and the price of the target company’s stock after the deal is announced but before it is closed. If a proposed reorganization in which the Alternative Strategies Fund invests is renegotiated or terminated, the Fund may suffer a loss.
Mid‑Sized Companies Risk	Securities of companies with mid‑sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid‑sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid‑sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more aggressive capital structures, including higher debt levels, than large‑cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
Models and Data Risk	The Alternative Strategies Fund uses proprietary systematic and quantitative models as part of its investment strategies. These models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.
Mortgage-Backed Securities Risk
The Alternative Strategies Fund and the High Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose these Funds to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by

68	Litman Gregory Funds Trust

some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.
Multi Management Risk	Because portions of some Fund’s assets are managed by different portfolio managers using different styles/strategies, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. iM Global’s and the sub‑advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that iM Global’s or a sub‑advisor’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.
Operational Risk	Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub‑advisor’s control, including instances at third parties. The Funds, the Advisor and the sub‑advisors seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Portfolio Turnover Risk	High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark‑ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders. Certain of a Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause a Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in a Fund as compared to shareholders in investment companies that hold investments for longer periods. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of a Fund consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.
Sector Weightings Risk	Although sector focus is not a principal strategy of a Fund, a Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that a Fund emphasizes investments in a particular sector, a Fund has the potential to be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, a Fund may potentially face more risks than if it were diversified broadly over numerous sectors.
Securities Lending Risk	Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of a Fund’s shares may fall. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.
Short Sale Risk
Each Fund may sell securities short. A Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose a Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. To meet current margin

Description of Principal Investment Risks	69

Description of Principal Investment Risks — (Continued)

requirements, a Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.
Smaller Companies Risk	Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Small- and mid‑sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Smaller companies may have no or relatively short operating histories or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
Special Situations Risk	Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.
Subsidiary Risk
A portion of the Alternative Strategies Fund’s assets may be allocated to a wholly-owned subsidiary of the Alternative Strategies Fund (the “Subsidiary”), which is organized under the laws of the Cayman Islands. By investing in the Subsidiary, the Alternative Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Alternative Strategies Fund and are subject to the same risks that apply to similar investments if held directly by the Alternative Strategies Fund.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Alternative Strategies Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Alternative Strategies Fund.

TBAs and Dollar Rolls Risk	TBA and dollar roll transactions present special risks to the Alternative Strategies Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.
Unfavorable Tax Treatment Risk	Various types of investments in which the Alternative Strategies Fund and the High Income Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the returns of those Funds to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Alternative Strategies Fund and the High Income Fund through pre‑tax or tax‑deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.
U.S. Government and U.S. Agency Obligations Risk
U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial

70	Litman Gregory Funds Trust

support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association or “Sallie Mae” are supported only by the credit of that agency.
Value Stock Risk	Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

Description of Principal Investment Risks	71

Fund Management and Investment Styles

The Adviser, Multi-Manager Issues & Fees
The Advisor

The Funds are managed by iM Global Partner Fund Management, LLC (“iM Global”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245. iM Global is wholly-owned by iM Global Partner SAS (France), which is beneficially owned by iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business. IM Global has overall responsibility for assets under management, recommends the selection of managers as sub‑advisors of the Funds (each, a “manager” or “sub‑advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub‑portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.
Jack Chee is an Assistant Secretary of the Trust and the Co‑Portfolio Manager of the Global Select Fund, the High Income Fund, the Small Company Fund, the iMGP International Fund, the iMGP Alternative Strategies Fund, the iMGP Oldfield International Value Fund, the iMGP Berkshire Dividend Growth ETF and the Polen Capital Global Growth ETF. The iMGP Berkshire Dividend Growth ETF and Polen Capital Global Growth ETF are series of the Trust that are offered through separate prospectuses. Mr. Chee is also the CIO Asset Management US of the Advisor.
Previously, Mr. Chee served as a Director and member of Litman Gregory Wealth Management (“LGWM”), an affiliate of the Advisor. Prior to joining WGAM in 2000, he was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.
Jason Steuerwalt is a Senior Research Analyst at the Advisor and the Co‑Portfolio Manager of the Alternative Strategies Fund and the High Income Fund. Prior to joining the Advisor in 2021, he was a Principal and Member of LGWM since 2013. Prior to that, Mr. Steuerwalt was a Vice President with Hall Capital Partners, focusing on absolute return hedge funds and opportunistic/private credit strategies.
Kiko Vallarta is the Co‑Portfolio Manager of the Global Select Fund, the International Fund, the Oldfield International Value Fund, and the iMGP Berkshire Dividend Growth ETF and serves as a Senior Vice President, Co‑Head of Equity Strategies and Co‑Portfolio Manager since 2021. Prior to that, he served as a VP – Portfolio Management at LGWM. Prior to joining LGWM in 2012, Vallarta was an associate at a San Diego-based registered investment adviser, providing investment analysis and client support to their team of investment advisors. He has a BS degree in Finance from San Diego State University, a MS degree in Financial Analysis and Investment Management from St. Mary’s College of California and is a CFA® charter holder.
Chee, Steuerwalt and Vallarta are the individuals at iM Global primarily responsible for monitoring the day‑to‑day activities of the portfolio managers at the sub‑advisors and for overseeing all aspects of iM Global’s responsibilities with respect to the Funds.
Multi-Manager Structure

More on Multi-Management: The investment methods used by the managers in selecting securities for the Funds vary. The segment of each Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because security selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment. iM Global monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.
iM Global is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of a Fund. iM Global is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by iM Global. Each manager independently selects the brokers and dealers to execute transactions for the segment of a Fund being managed by that manager. iM Global may at its discretion allow a manager to hold fewer or more than the specified number of holdings in its portfolio. The number of holdings may be the result of a manager’s investment decision, an involuntary spin‑off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or a timing mismatch when buying or selling a portfolio security while selling or establishing a position in an existing security.
At times, allocation adjustments in the Alternative Strategies Fund may be considered tactical with over- or under-allocations to certain managers based on iM Global’s assessment of the risk and return potential of each manager’s strategy at that point in time. Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that iM Global believes to be similar to those that will be used for the Alternative Strategies Fund. iM Global has analyzed the individual and combined performance of the Alternative Strategies Fund’s managers in a variety of investment environments.
In the event a manager ceases to manage a segment of a Fund’s portfolio, iM Global will select a replacement manager or allocate the assets among the remaining managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. iM Global may also add additional managers in order to increase Fund diversification or capacity.

72	Litman Gregory Funds Trust

The SAI provides additional information about the compensation of each portfolio manager at each sub‑advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Funds.
Temporary Defensive Positions: Under adverse market conditions or for temporary defensive purposes, a substantial part of each Fund’s total assets may be invested in cash or short-term, high-quality debt securities. To the extent that a Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by iM Global.
Multi-Manager Exemptive Order: The Trust and iM Global have obtained an exemptive order from the SEC that permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub‑advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub‑advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub‑advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub‑advisory agreement with a manager that is affiliated with the Funds or iM Global.
Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent (the “Transfer Agent”) at 1‑800‑960‑0188.
Advisory Fees

Each Fund pays a monthly investment advisory fee to iM Global based on that Fund’s average daily net assets. The table below illustrates the base fee rates payable to iM Global and the reduced fee rates payable on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
Global Select Fund	First $750 million Over $750 million	0.85% 0.75%
International Fund	First $1 billion Over $1 billion	0.90% 0.80%
Alternative Strategies Fund	First $2 billion Between $2 and $3 billion Between $3 and $4 billion Over $4 billion	1.225% 1.125% 1.075% 1.025%
High Income Fund	Up to $1 billion Between $1 and $2 billion Between $2 and $3 billion Between $3 and $4 billion Over $4 billion	0.85% 0.825% 0.80% 0.775% 0.75%
Small Company Fund	All net assets	0.80%
Oldfield International Value Fund	All net assets	0.70%
Dolan McEniry Corporate Bond Fund	All net assets	0.50%
iM Global, not the Funds, is responsible for payment of the sub‑advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion. As of March 31, 2024, based on the assets of each Fund and the asset allocation targets, iM Global pays fees to the sub‑advisors as follows, which may change in the future because assets and allocations will fluctuate:

Fund	Aggregate Gross Annual Fee Rates iM Global Pays to Sub-Advisors
Global Select Fund	0.425%
International Fund	0.478%
Alternative Strategies Fund	0.664%
High Income Fund	0.408%
Small Company Fund	0.450%
Oldfield International Value Fund	0.350%
Dolan McEniry Corporate Bond Fund	0.330%
Through April 30, 2025 pursuant to a Restated Contractual Advisory Fee Waiver Agreement, most recently amended effective as of September 7, 2022 (the “Fee Waiver Agreement”), iM Global has agreed to waive a portion of its advisory fees for each Fund as follows: for the Global Select Fund, iM Global has agreed to waive a portion of its advisory fees so that after paying all of the sub‑advisory fees, the net advisory fee as a percentage of the Fund’s daily net assets retained by iM Global is 0.40% on the first $750 million of the Fund’s assets and 0.30% for assets over $750 million; for the International Fund, iM Global has agreed to waive a portion of its advisory fees so that after paying all of the sub‑advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by iM Global is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion; for the Alternative Strategies Fund, iM Global has agreed to waive a portion of its advisory fees so that after paying all of the sub‑advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by iM Global is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion; for the High Income Fund, iM Global has agreed to waive a portion of its advisory fees so that after paying all of the sub‑advisory fees, the net advisory fee as a percentage of the High Income Fund’s daily net assets retained by iM Global is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion; and for the Small Company Fund, iM Global has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Small Company Fund’s daily net assets retained by iM Global is 0.35%. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement at its expiration on April 30, 2025 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the Fee Waiver Agreement.

Fund Management and Investment Styles	73

Fund Management and Investment Styles — (Continued)

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to limit the operating expenses of the Global Select Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 0.98%. Any fee waiver or expense reimbursement made by iM Global pursuant to the Expenses Limitation Agreement is subject to the repayment by the Fund only within three (3) years, provided that the repayment does not cause the Global Select Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board. Operating expenses referred to in this and the following paragraph include management fees payable to iM Global but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.
Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to limit the operating expenses of the High Income Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 0.98%. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the High Income Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. Operating expenses referred to in this and the following paragraph include management fees payable to iM Global but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.
Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to limit the operating expenses of the Small Company Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 1.15% (the “Small Company Expense Cap”). Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Small Company Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. Operating expenses referred to in this and the following paragraph include management fees payable to iM Global but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.
Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to limit the operating expenses of the Oldfield International Value Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 0.94% (the “Oldfield Expense Cap”). Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Oldfield International Value Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. Operating expenses referred to in this and the following paragraph include management fees payable to iM Global but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.
The Oldfield International Value Fund’s Sub‑Advisor has agreed to participate in the limitation of Oldfield International Value Fund operating expenses by waiving a portion of its sub‑advisory fees through April 30, 2025 (unless otherwise sooner terminated). Further, the Sub‑Advisor will have no obligation to waive fees in any month in which (i) the average net assets of the Oldfield International Value Fund for that month are equal to or greater than $250 million or (ii) the Fund’s actual annualized operating expenses do not exceed the annual Oldfield Expense Cap.
Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to waive its management fees and/or reimburse the Dolan McEniry Corporate Bond Fund to ensure that the Total Annual Fund Operating Expenses (excluding any front‑end or contingent deferred loads, Rule 12b‑1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% of the Dolan McEniry Corporate Bond Fund’s average daily net assets through April 30, 2025 for the Institutional Class shares. To the extent the Dolan McEniry Corporate Bond Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70%. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board of the Trust upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Dolan McEniry Corporate Bond Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

74	Litman Gregory Funds Trust

In 2023, the advisory fees paid and net fees retained by iM Global with respect to the Funds, after fee waivers, expense reimbursements and breakpoint adjustments (collectively, “Fee Adjustments”), were as follows:

Fund	2023 Advisory Fees Paid by the Fund after Fee Adjustments	2023 Aggregate Sub Advisory Fees Paid by iM Global to Sub‑Advisors	2023 Net Advisory Fees Retained by iM Global after Fee Adjustments and Payments to Sub‑Advisors
Global Select Fund	0.615%	0.423%	0.192%
International Fund	0.875%	0.475%	0.400%
Alternative Strategies Fund	1.144%	0.645%	0.499%
High Income Fund	0.432%	0.396%	0.036%
Small Company Fund	0.680%	0.510%	0.170%
Oldfield International Value Fund	0.266%	0.133%	0.133%
Dolan McEniry Corporate Bond Fund	0.370%	0.330%	0.037%
A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with iM Global and each sub‑advisor is included in the Funds’ Semi-Annual Report to Shareholders for the period ended June 30, 2023.

Fund Management and Investment Styles	75

iMGP Global Select Fund – Sub-Advisors

iMGP Global Select Fund Portfolio Managers

Scott Moore, CFA
Chad Baumler, CFA
Nuance Investments, LLC
4900 Main Street, Suite 220
Kansas City, MO 64112
Scott Moore is the lead portfolio manager for the segment of the Global Select Fund’s assets managed by Nuance Investments, LLC (“Nuance”). Moore is the President and Co‑Chief Investment Officer of Nuance. He is also the Lead Portfolio Manager for the Nuance Concentrated Value and Mid Cap Value products within Nuance, and co‑manager of the Nuance Concentrated Value Long-Short Fund. Moore has more than 33 years of value investment experience.
For the decade before co‑founding Nuance, Moore managed more than $10 billion in institutional, intermediary and mutual fund assets for American Century Investments (“ACI”). Prior to becoming a Portfolio Manager at ACI, he spent three years as an Investment Analyst at ACI, specializing in the Telecommunications, Utilities and Industrials sectors. He also worked as a Fixed Income Investment Analyst at ACI and as an Investment Analyst at Boatmen’s Trust Company in St. Louis, Missouri.
Moore holds a BS degree in Finance from Southern Illinois University, and an MBA with an emphasis in Finance from the University of Missouri. Moore is a CFA charterholder and a member of the CFA Institute.
Chad Baumler, CFA is a Vice President and Co‑Chief Investment Officer and has served as Portfolio Manager at Nuance Investments since June 2014. He is a co‑manager for the Nuance Concentrated Value and Mid Cap Value products within Nuance, and the Lead Manager of the Nuance Concentrated Value Long-Short Fund. He has over 17 years of investment analyst experience and 12 years of portfolio management experience using a classic value approach.
Before joining Nuance, Baumler served as Portfolio Manager for American Century Investments (“ACI”), where he co‑managed American Century Value fund and American Century Market Neutral Value fund. Prior to becoming a Portfolio Manager at ACI, he spent six years as an Investment Analyst specializing in the Energy and Financials sectors. Baumler also has experience working in the commercial real estate industry at CB Richard Ellis, Inc. in Kansas City, Missouri.
Baumler graduated from the University of Northern Iowa with a BA in Finance. He has an MBA with a concentration in Finance from the University of Texas, McCombs School of Business. Baumler is a CFA charterholder and a member of the CFA Institute.
CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.
Approximately 30% of the Global Select Fund’s assets are managed by Nuance. Nuance’s investment philosophy was formed on the belief that the ability to outperform the broad stock market is predicated on a consistent and disciplined value investing approach. The Nuance investment team’s sole focus is generating investment returns for clients by diligently reviewing one company at a time on its own investment merits. Through long-term study of each company and thorough analysis of financial statements, management strategy and competitive position, the Nuance investment team becomes familiar with each company bought and sold in the portfolios over time. This familiarity allows for consistent and prompt execution with the sole focus being the generation of excess returns over the long-term.

Damon Ficklin
Bryan Power, CFA
Polen Capital Management, LLC
1825 NW Corporate Boulevard, Suite 300
Boca Raton, FL 33431
Damon Ficklin and Bryan Power are the co‑portfolio managers for one of the segments of the Global Select Fund’s assets managed by Polen Capital Management, LLC (“Polen Capital”). Ficklin, Head of Team, Portfolio Manager and Analyst, is lead portfolio manager for the Global Growth strategy, and a member of the investment team at Polen Capital. Ficklin joined Polen Capital in 2003. From 2012 through June 30, 2019, Damon was a co‑portfolio manager on the Focus Growth strategy. Prior to joining Polen Capital, Ficklin spent one year as an equity analyst at Morningstar. Prior to that, he spent four years as a tax consultant at PricewaterhouseCoopers. Ficklin earned a B.S., magna cum laude, in Accounting from the University of South Florida, an M.S.A. from Appalachian State University, and an M.B.A. with high honors from The University of Chicago Booth School of Business. Power joined Polen Capital in 2016. Prior to joining the firm, Power spent two years as an Associate in equity research and institutional equities at Oppenheimer & Co. Prior to that, he spent almost three years working in various equity related analytical roles at Bloomberg LP. Power received a B.A. in Economics and Business (cum laude) from Johns Hopkins University, where he was a student athlete, and earned an M.B.A. from The University of Chicago Booth School of Business. Power is a CFA® charterholder and member of the CFA Society of South Florida.
Approximately 20% of the Global Select Fund’s assets are managed by Ficklin and Power. Ficklin and Power focus on investments in large capitalization companies (market capitalizations greater than $10 billion at the time of purchase) that are located anywhere in the world, including companies in both developed and emerging markets, and, in their opinion, have a sustainable competitive advantage. In addition, Ficklin and Power may from time to time purchase a common stock, including the common stock of medium capitalization or “midcap” companies (market capitalizations greater than $2 billion but less than $10 billion at the time of purchase), if, in their opinion, the stock represents a particularly attractive investment opportunity.
In rendering investment advisory services to the Fund, Polen may use the portfolio management, research and other resources of a foreign (non‑U.S.) affiliate of Polen Capital, Polen Capital UK LLP (“Polen Capital UK”), which may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission. Under this relief, U.S. registered

76	Litman Gregory Funds Trust

investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the U.S. registered investment adviser.

Rayna Lesser Hannaway, CFA
Shane Smith, CFA
Greg McIntire, CFA
Polen Capital Management, LLC
500 Boylston Street, Suite 1100
Boston, MA 02116

Angel Ortiz
Polen Capital UK LLP
c/o Polen Capital Management, LLC
500 Boylston Street, Suite 1100
Boston, MA 02116
Rayna Lesser Hannaway, Shane Smith, Greg McIntire and Angel Ortiz are the portfolio managers for one of the segments of the Global Select Fund’s assets managed by Polen Capital. Polen Capital employs a team-based approach with Rayna Lesser Hannaway as the head of the team.
Rayna Lesser Hannaway, Head of Team, Portfolio Manager and Analyst, is a portfolio manager for the Global SMID Company Growth, U.S. Small Company Growth and U.S. SMID Company Growth strategies. Lesser Hannaway joined Polen Capital in 2017. Prior to joining Polen Capital, she spent nine years in portfolio management and two years as a research analyst at Fidelity Investments in Boston, evaluating small and mid‑cap companies. She also spent nine years working in small‑cap research for Jennison Associates and Lord Abbett & Company. Lesser Hannaway received a B.A. in Economics from Barnard College, a division of Columbia University. Lesser Hannaway is a CFA® charterholder and holds a CFA Institute Certificate in ESG Investing.
Shane Smith, Portfolio Manager and Analyst, is a portfolio manager for the Global SMID Company Growth strategy. Smith joined Polen Capital in 2019. Prior to joining Polen Capital, he was a research analyst on the Global Small Cap team at Franklin Templeton, where he worked for seven years. Smith received a B.S. in Environmental Horticulture and an M.S. in Management with a Minor in Soil and Water Science from the University of Florida. Smith is a CFA® charterholder.
Greg McIntire is the Head of Portfolio Insights and Portfolio Manager at Polen Capital and has been a member of Polen Capital’s investment team since joining the firm in 2023. He has 20 years of experience within the industry, working in asset allocation, equity portfolio management, risk management, manager selection, and quantitative modeling. Prior to joining Polen Capital, he served as the Chief Investment Officer at AJO partners, a Product Manager for Equity offerings at AQR Capital Management, and a Portfolio Manager for US Equity at SEI Investments, alongside analyst duties earlier in his career. McIntire graduated from the University of Illinois Urbana-Champaign, earning his BS in Actuarial Science and MS in Finance. He is a CFA® charterholder.
Angel Ortiz is a Portfolio Manager on Polen Capital’s Emerging Markets team. He originally joined Somerset Capital in 2021, which was subsequently acquired by Polen Capital in 2024. Prior to joining Somerset, Ortiz was a Portfolio Manager of the Fidelity International Latin America Fund with fifteen years of experience investing in the region. He graduated from Universidad Metropolitana, Venezuela, where he studied Chemical Engineering, and has received an MBA from Kelley School of Business – Indiana University.
Approximately 20% of the Global Select Fund’s assets are managed by Lesser Hannaway, Smith, Ortiz and McIntire. Lesser Hannaway, Smith and McIntire focus on investments in small and mid‑cap companies that, at the time of purchase, are within the range of the market capitalizations of companies in the MSCI ACWI SMID Index. As of December 31, 2023, the average weighted market capitalization of the issuers in the MSCI ACWI SMID Index was approximately $6.9 billion.

Brian A. Krawez
Gabe Houston
Scharf Investments, LLC
16450 Los Gatos Boulevard, Suite 207
Los Gatos, CA 95032
Brian A. Krawez and Gabe Houston are the co‑portfolio managers for the segment of the Global Select Fund’s assets managed by Scharf Investments, LLC (“Scharf Investments”). Krawez is President, Investment Committee Chairman and Lead Equity Manager of Scharf Investments. He has been with Scharf Investments since 2007. Krawez earned both his Bachelor of Science degree and Master of Business Administration from the University of California at Berkeley. Houston serves as an Investment Committee member and Senior Research Analyst for Scharf Investments. He has been with the Adviser since 2006. Houston earned a Bachelor of Arts in business management economics from the University of California, Santa Cruz.
Approximately 30% of the Global Select Fund’s assets are managed by Krawez and Houston. Krawez and Houston invest in equity securities of companies of all size market capitalizations and may occasionally invest in rights and warrants.
The SAI provides additional information about each sub‑advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Global Select Fund.

iMGP Global Select Fund – Sub-Advisors	77

iMGP International Fund – Sub‑Advisors

iMGP International Fund Portfolio Managers

David G. Herro, CFA
Harris Associates L.P.
111 S. Wacker Drive
Suite 4600
Chicago, IL 60606
David G. Herro is the portfolio manager for the segment of the International Fund’s assets managed by Harris Associates L.P. (“Harris”). Herro is Deputy Chairman, Chief Investment Officer—International Equities, a portfolio manager and analyst at Harris. He has managed the Oakmark International Fund, the Oakmark International Small Cap Fund and the Oakmark Global Select Fund since their inception in 1992, 1995 and 2006, respectively. Herro has also managed the Oakmark Global Fund since 2016. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee. He has been in the investment business since 1986. Harris has been a sub‑advisor to the International Fund since the International Fund’s inception in 1997.
Approximately 33.3% of the International Fund’s assets are managed by Herro. Herro and Harris’ portfolio management team employ Harris’ value investment philosophy and process to manage his portion of the International Fund’s assets. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom‑up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.
The chief consideration in the selection of stocks is the size of the discount of a company’s current stock price compared to Harris’ estimate of the company’s intrinsic value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris identifies a stock that it believes is selling at a significant discount compared to Harris’ estimate of the company’s intrinsic value and that the company may have one or more of the additional qualities mentioned above, Harris may consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated intrinsic value. This means Harris sets “buy” and “sell” targets for each stock held by a portfolio. Harris monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to Harris’ estimate of the company’s intrinsic value. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio company. When considering the selection of the stocks for the International Fund, Harris frequently evaluates whether corporate governance factors could have a negative or positive impact on the intrinsic value or risk profile of a potential investment. Governance factors considered may include, but are not limited to, an issuer’s governance structure and other factors that are economically material to a given issuer. Harris also will evaluate social and environmental factors depending on Harris’ view of the materiality of those factors relative to people, process and/or profit issues that affect the competitive position of the investment. To assess these factors, Harris may consider information derived from its ongoing dialogue with certain companies, proprietary research, and information from third-party sources. Harris will make investment decisions for the International Fund that are not based solely on environmental, social, and governance considerations. Harris does not currently view certain types of investments, including cash, cash equivalents, currency positions, particular types of derivatives and other non‑issuer specific instruments, as presenting environmental, social, and governance risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks on these particular investments.

Mark Little
Robin O. Jones
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112
Mark Little is the lead portfolio manager for the segment of the International Fund’s assets managed by Lazard Asset Management LLC (“Lazard”). Little is a Portfolio Manager/Analyst on the International Strategic Equity, International Quality Growth, and Global Strategic Equity teams. He began working in the investment field in 1992. Prior to joining Lazard in 1997, he was a manager in the corporate finance practice of Coopers & Lybrand and earned his Associated Chartered Accountant (ACA) qualification with Rees Pollock Chartered Accountants. Little has an MA in Economics from Clare College, Cambridge University. Lazard has been a sub‑advisor to the International Fund since 2013.
Robin Jones is a Portfolio Manager/Analyst on the International Strategic Equity, Global Strategic Equity and International Quality Growth teams. Jones began working in the investment field in 2002 at Lazard Asset Management, before leaving in 2006 for Bluecrest Capital Management where he worked as a Portfolio Manager. Jones re‑joined Lazard in 2007. He has a BA Hons in Economics from Durham University and a PGCE in Mathematics from Cambridge University.
Approximately 33.3% of the International Fund’s assets are managed by Little. Little and the portfolio management team at Lazard believe that a company with the ability to improve and/or sustain its profitability at a relatively high level can compound returns at an attractive rate. At the same time, they believe in buying such companies that are trading at discounts relative to their profitability prospects.
Generally, Lazard categorizes any purchased stock into one or more of the following three categories:

•	Compounders: These are companies that Little and the team think can sustain relatively high levels of profitability and

78	Litman Gregory Funds Trust

companies whose management may enhance shareholder returns through share buybacks and dividend payments. Lazard will purchase these companies if Little and the team believe they can compound total return (i.e., earnings growth, dividends, and share buybacks) at a relatively high rate over the long term and are reasonably priced in relation to their profitability prospects.

•	Mispriced Situations: These are companies that are trading inexpensively relative to what Little and the team think their assets and cash flows should be worth longer term. They may or may not be compounders.

•	Restructuring: These are companies whose profitability is depressed relative to their history and companies who are taking steps – such as cutting costs, investing in an underinvested area, selling non‑core businesses, etc. – to return to higher profitability. They may or may not become compounders.
Lazard’s analysts are largely responsible for generating ideas. They do so by running valuation screens in their sectors and monitoring developments at companies that fall under their coverage. They do most of the fundamental analysis, though Little and the other portfolio managers at Lazard are also involved. Little and the portfolio management team review and debate the assumptions analysts use in their financial modeling, meet with company management, and lead analysis on some small‑cap companies. The goal of the team’s fundamental company analysis is to identify Lazard’s research edge and estimate how much return can be generated from this edge. Lazard’s research edge is generally a function of its analysts having a differentiated view than the market on the profitability a company can generate, the duration of its profitability, and/or what the company should be worth.
Little and the team use several valuation metrics to gauge a company’s worth and set price targets. A company has to be priced in a way that Lazard believes is reasonably valued for the profitability it can generate. This assessment is based upon free-cash-flow yield, valuation relative to peers or relative to businesses with similar profitability and growth characteristics, discounted-cash-flow modeling, and sum of the parts (valuing different segments of a company separately). There is a fair amount of judgment involved in balancing these different approaches to assess a company’s worth and set price targets.

Todd Morris
Daniel Fields, CFA
Polen Capital Management, LLC
1825 NW Corporate Boulevard, Suite 300
Boca Raton, FL 33431
Todd Morris and Daniel Fields are responsible for the day‑to‑day portfolio management and investment analysis for the segment of the International Fund’s assets managed by Polen Capital Management, LLC (“Polen Capital”). Morris, Portfolio Manager and Analyst, is lead portfolio manager for the International Growth Strategy and a member of the investment team at Polen Capital. Morris joined Polen Capital in 2011. Prior to joining Polen Capital,
Morris spent one year in research and marketing roles with Prudential Insurance and Millennium Global Asset Management. Prior to that, Morris served as an officer in the U.S. Navy for seven years.
Morris earned a B.S. in History from the U.S. Naval Academy, and an M.B.A. from Columbia Business School. Fields, Portfolio Manager and Analyst, is co‑portfolio manager for the International Growth Strategy and a member of the investment team at Polen Capital. Fields joined Polen Capital in 2017. Prior to joining Polen Capital, Fields spent eight years in Hong Kong where he worked for GaveKal Capital and Marshall Wace LLP as a research analyst analyzing emerging market companies. Fields received a B.S. in Finance from the University of Idaho and a M.S. in Global Finance from the NYU Stern School of Business and HKUST Business School. Fields is a CFA® charter holder.
Approximately 33.3% of the International Fund’s assets are managed by Polen Capital. Polen Capital uses an intensive fundamental research process to identify companies that it believes have certain attractive characteristics, which typically reflect an underlying competitive advantage. Those characteristics include: (i) consistent and sustainable high return on capital, (ii) strong earnings growth and free cash flow generation, (iii) strong balance sheets and (iv) competent and shareholder-oriented management teams. Polen Capital invests in companies that it believes have a sustainable competitive advantage within an industry.
Polen Capital believes that a company’s earnings growth is the primary driver of long-term stock price appreciation. Accordingly, Polen Capital focuses on identifying and investing in a concentrated portfolio of high-quality large capitalization growth companies that it believes has a competitive advantage and can deliver sustainable, above-average earnings growth. Polen Capital believes that such companies not only have the potential to contribute greater returns to the International Fund, but also may hold less risk of loss of capital.
Polen Capital will usually sell a security if, in its view, there is a potential threat to the company’s competitive advantage or a degradation in its prospects for strong, long-term earnings growth. Polen Capital may also sell a security if it is deemed to be overvalued or if a more attractive investment opportunity exists. Although Polen Capital may purchase and then sell a security in a shorter period of time, Polen Capital typically invests in securities with the expectation of holding those investments on a long-term basis.
The SAI provides additional information about each sub‑advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the International Fund.

iMGP International Fund – Sub-Advisors	79

iMGP Alternative Strategies Fund – Sub‑Advisors

iMGP Alternative Strategies Fund Portfolio Managers

Long-Short Credit Strategy

Paul Harrison
Adam Dwinells
Blackstone Credit Systematic Strategies LLC
201 Spear Street, Suite 250
San Francisco, CA 94105
Paul Harrison and Adam Dwinells are the co‑portfolio managers responsible for the long-short credit strategy (the “Long-Short Credit Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Blackstone Credit Systematic Strategies LLC (“BXCSS”). Harrison is a Senior Managing Director and involved in Systematic Portfolio Management at Blackstone. Prior to Blackstone’s acquisition of DCI in 2020, Harrison was the Chief Investment Officer for DCI. Prior to that, Harrison was a Managing Director at BlackRock, Inc., a position he formerly held at Barclays Global Investors before its acquisition by Blackrock in 2009. At Blackrock, he served as the Chief Investment Officer and Head of Research for the firm’s systematic Global Macro team and held a variety of firm-wide leadership roles. Prior to BlackRock, Harrison ran the Capital Markets research team at the Board of Governors of the Federal Reserve System, where he helped lead the analysis and communication of market and financial conditions to the Board. Dwinells is Head of Systematic and Portfolio Strategies at Blackstone. Prior to Blackstone’s acquisition of DCI in 2020, Dwinells was Head of Portfolio Management at DCI where he was involved with portfolio management, strategy execution and investment technology. Prior to that, Dwinells was a Vice President at J.P. Morgan. BXCSS has been a sub‑advisor to the Alternative Strategies Fund since 2017.
BXCSS’s Long-Short Credit Strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. BXCSS’s investment process is designed to exploit potential information gaps between credit and equity markets and other market inefficiencies to identify and capture potential mispricing at the individual asset level. The BXCSS Long-Short Credit Strategy is expected to generate returns from idiosyncratic credit selection, as the strategy aims to systematically curtail rate duration and credit beta exposure. Correlations to systematic market risks including high yield and equity market returns are expected to be minimal, and strategy returns are not expected to be correlated to the returns of other active strategies. The BXCSS Long-Short Credit Strategy is designed to perform in both low and high volatility environments although returns are expected to be higher in higher volatility environments.
BXCSS targets superior risk-adjusted returns from portfolios of corporate credit assets through the selection of potentially mispriced individual securities. The principal driver of BXCSS’s strategies is its dynamic proprietary default probability model which incorporates fundamental balance sheet information and real-time information embedded in equity and options markets. BXCSS’s model uses this information to calculate credit spreads that, when compared to market spreads, identify possible mispricing that can potentially be exploited. Excess returns are anticipated over time as market prices converge to the actual risk levels and fair value pricing of the exposures, as indicated by BXCSS’s model. BXCSS’s technology produces timely risk measures for thousands of investments, which are monitored in real-time, providing early warning capabilities and a large universe from which to create portfolios. BXCSS believes its approach to generating returns is unique in its integration of technology, infrastructure, ongoing research, and credit expertise.
BXCSS believes that the inability of conventional credit approaches to consider equity and other market information systematically, and their propensity to build portfolios around issue weightings, are features that create persistent inefficiencies in the market. These features are largely driven by the qualitative, discretionary style that conventional credit market participants use. While marginal information efficiencies are likely to come about as a natural part of the credit market’s maturation, as long as conventional credit investors dominate the market, exploitable inefficiencies will exist for BXCSS.
Opportunistic Income Strategy

Jeffrey Gundlach
Jeffrey Sherman, CFA
DoubleLine Capital LP
2002 N. Tampa Street, Suite 200
Tampa, FL 33602
Jeffrey Gundlach and Jeffrey Sherman are the co‑portfolio managers responsible for the opportunistic income strategy (the “Opportunistic Income Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by DoubleLine Capital LP (“DoubleLine”). Gundlach is Chief Executive Officer and Chief Investment Officer of DoubleLine, which he co‑founded in 2009. Sherman is Deputy Chief Investment Officer and is a member of DoubleLine’s Executive Management and Fixed Income Asset Allocation Committees. Prior to joining DoubleLine, Sherman was a Senior Vice President at TCW where he worked as a portfolio manager and quantitative analyst focused on fixed income and real-asset portfolios. Prior to TCW, Sherman was a statistics and mathematics instructor at both the University of the Pacific and Florida State University. DoubleLine has been a sub‑advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.
The team at DoubleLine operates under the cardinal mandate of delivering superior risk-adjusted fixed income returns. They seek to deliver positive absolute returns in excess of an appropriate aggregate fixed income index with portfolio volatility that is similar to U.S. long-term treasury securities. Investment ideas employed by the team must offer an asymmetric, positively skewed risk-reward profile. As a result, a great deal of their analysis seeks to identify fixed income securities that they believe offer greater potential payoff than potential loss under multiple scenarios. Ultimately, a combination of risk management, asset allocation and security selection forms the team’s investment process. There can be no assurance that the Alternative Strategies Fund will achieve its investment objective.

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Portfolios are constructed with the intent to outperform under a range of future outcomes. DoubleLine’s risk integration process seeks to combine assets that will perform differently in different scenarios so that the overall portfolio generates acceptable performance. This process includes balancing the strength of cash flows from certain asset classes against various potential economic or market risks.
When considering a specific investment in any sector, the team’s primary focus is on the predictability of the cash flow generated during an entire interest rate or credit cycle. When volatility is low, the team emphasizes securities they expect to generate the best overall return over a cycle rather than simply buying the highest yield at a given point in time.
In implementing the Opportunistic Income Strategy, the team allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The team may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; REIT debt securities; and mortgage related securities. The team’s investments in mortgage related securities may at times represent a substantial portion (including up to 100%) of the segment allocated to him when certain market conditions exist that the team believes offer potentially attractive risk adjusted returns. The team may, to a limited extent, employ leverage within the Opportunistic Income Strategy, which also is being used for other accounts managed by DoubleLine. The team may gain investment exposure to mortgage-backed securities by entering into agreements to buy or sell securities through the TBA market. The Alternative Strategies Fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered to be TBA because the Alternative Strategies Fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, the fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the Alternative Strategies Fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the Alternative Strategies Fund’s portfolio turnover rate. During the roll period, the Alternative Strategies Fund forgoes principal and interest paid on the securities. However, the Alternative Strategies Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Alternative Strategies Fund also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the Alternative Strategies Fund does not own, to potentially enhance returns or manage risk.
When investing in mortgage related securities, the team may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; CMOs, including real estate mortgage investment conduits (REMICS) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; CMBS; obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. The team compares opportunities in other sectors of the global fixed income market to opportunities available in the mortgage sector with the aim of attempting to construct a portfolio with the most attractive return potential given his risk management objectives.
Enhanced Trend Strategy

Andrew Beer
Mathias Mamou-Mani
Dynamic Beta investments, LLC
12 East 49th Street
New York, NY 10017
Andrew Beer and Mathias Mamou-Mani are the co‑portfolio managers responsible for the enhanced trend strategy (the “Enhanced Trend Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Dynamic Beta investments, LLC (“DBi”). Prior to founding DBi in 2012, Beer co‑founded Pinnacle Asset Management, a commodity investment firm, and was a founder of Apex Capital Management, a hedge fund focused on the Greater China Region. Beer’s extensive experience in the hedge business started in 1994, when he joined the Baupost Group, Inc., a leading hedge fund firm, as a portfolio manager. He holds an MBA from Harvard Business School and his AB degree from Harvard College. Mamou-Mani is a Managing Member of DBi and has over 13 years of experience in asset management at DBi and its predecessors overseeing quantitative research, including the proprietary replication and liquid solution models, risk systems and trade implementation. From 2001 to 2006, Mamou-Mani worked as a consultant/project manager on critical information systems projects for the French Ministry of Defense, France Telecom and Lafarge. Mamou-Mani holds an MBA from the NYU Stern School of Business, with a specialization in Quantitative Finance, and degrees from the University of Paris Dauphine, France.
Founded in 2012, DBi is an SEC‑registered investment advisory firm with $1.942 billion in assets under management as of December 31, 2022, and is engaged in the business of offering investment trading advice to registered investment companies, private funds and other separately managed accounts, in addition to the Alternative Strategies Fund. iM Square Holding 4, LLC, an

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affiliate of the Advisor, owns a non‑controlling, minority interest in DBi. The Sub‑Advisor is registered as a CTA and CPO.
The Enhanced Trend Strategy combines a managed futures strategy (approximately 75% of the segment) with an equity hedge strategy (approximately 25% of the segment). A portion of this segment will be invested in the Alternative Strategies Fund’s wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by DBi, and will comply with the Alternative Strategies Fund’s investment objective and investment policies.
Managed Futures Strategy
The managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Positions held by the Alternative Strategies Fund in those contracts are determined based on a proprietary, quantitative model – the Dynamic Beta Engine – that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds (“CTA hedge funds”), which are hedge funds that use futures or forward contracts to achieve their investment objectives. The Dynamic Beta Engine analyzes recent (i.e., trailing 60‑day) performance of CTA hedge funds in order to identify a portfolio of liquid financial instruments that closely reflects the estimated current asset allocation of the selected pool of CTA hedge funds, with the goal of simulating the performance, but not the underlying positions, of those funds. Based on this analysis, DBi will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts.
The Dynamic Beta Engine uses data sourced from (1) publicly available U.S. futures market data obtained and cross-checked through multiple common subscription pricing sources, and (2) public CTA hedge fund indexes obtained through common subscription services and cross-checked with publicly available index information. DBi relies exclusively on the Dynamic Beta Engine and does not have discretion to override the model-determined asset allocation or portfolio weights. DBi will periodically review whether instruments should be added to or removed from the model in order to improve the model’s efficiency. The model’s asset allocation is limited to asset classes that are traded on U.S.-based exchanges. Based on this analysis, DBi will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts selected from a pool of the most liquid derivative contracts, as determined by DBi.
Futures contracts and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre‑determined price in the future. DBi takes long positions in derivative contracts that provide exposure to various asset classes, sectors and/or markets that DBi expects to rise in value, and takes short positions in asset classes, sectors and/or markets that DBi expects to fall in value. DBi expects to limit its investments to highly-liquid, domestically-traded contracts that it believes exhibit the highest correlation to what DBi perceives to be the core positions of the target hedge funds.
Such core positions are generally long and short positions in domestically-traded derivative contracts viewed as highly liquid by DBi. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract. DBi intends to gain exposure to commodities through its investments in the Subsidiary and may invest up to 40% of the segment of the Alternative Strategies Fund that it manages in the Subsidiary. Unlike the Alternative Strategies Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Alternative Strategies Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Alternative Strategies Fund. Unlike the Alternative Strategies Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Alternative Strategies Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
In addition to its use of futures and investment in the Subsidiary, DBi expects, under normal circumstances, to invest a large portion of the segment in debt securities in order to collateralize its derivative investments, for liquidity purposes, or to enhance yield. DBi may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, DBi may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.
Equity Hedge Strategy
With respect to the equity hedge strategy, DBi seeks to model its investments after long/short equity hedge fund strategies and does not invest in hedge funds. Because the Alternative Strategies Fund is not a hedge fund, the Alternative Strategies Fund will be limited in its ability to fully replicate hedge fund strategies due to regulatory requirements, including limitations on leverage and liquidity of the Alternative Strategies Fund’s investments.
DBi invests in long and short positions in exchange-traded futures contracts across the broad asset classes of equities, fixed income, and currencies. The long and short positions in the futures contracts are determined by DBi using the Dynamic Beta Engine. The Dynamic Beta Engine is designed to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds, which are hedge funds that employ fundamental analysis to buy or sell short individual equity securities to achieve their respective investment objectives (“Equity Hedge funds”).

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Equity Hedge funds typically diversify their risks by limiting the hedge fund’s net exposure to certain industries, regions, or market capitalizations, which allows them to focus on company-specific characteristics. Equity Hedge funds often hedge against the returns of the overall market. This segment will not necessarily use its long and short positions to reduce risk by taking offsetting positions. The segment may take uncorrelated positions (e.g., invest in long and short futures contracts with values that do not historically exhibit a strong relationship to each other), which may increase the segment’s overall market exposure and risk.
DBi has conducted extensive research into the drivers of performance of hedge funds and believes that individual security selection by the target Equity Hedge funds can deliver market outperformance over time through shifts in asset allocation among major equity markets. For example, if fundamentally-driven hedge fund managers collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Dynamic Beta Engine can identify this and shift asset allocation exposures accordingly.
Based on this model, the Alternative Strategies Fund will invest in an optimized portfolio of long and short positions in U.S. exchange-traded futures contracts, as determined by DBi. This process is repeated monthly, with all positions rebalanced at that time. The Dynamic Beta Engine analyzes recent historical performance of a diversified pool of the largest Equity Hedge funds in order to estimate the current asset allocation of a selected pool of Equity Hedge funds. DBi relies exclusively on the model and does not have discretion to override the model-determined asset allocation or portfolio weights. Investing in a limited number of highly liquid futures contracts and monthly rebalancing is expected to keep transaction costs low relative to Equity Hedge funds. The model seeks to replicate Equity Hedge funds by analyzing historical returns of Equity Hedge funds provided by a third-party data provider and identifying futures contracts that most closely reflect the Equity Hedge funds’ estimated current exposures across the various asset classes.
DBi will invest in a limited number of highly-liquid futures contracts (including futures contracts on underlying instruments such as listed U.S. equity indices, baskets of currency, and U.S. treasury securities) that it believes exhibit the highest correlation to what DBi perceives to be the core positions of the target Equity Hedge funds, which are generally long and short positions of individual equity securities. DBi will take long and short positions in U.S. exchange-traded derivative contracts that it views as highly liquid.
As a result of the strategies implemented by DBi, this segment of the Alternative Strategies Fund may have gross notional exposure, which is defined as the sum of the notional exposure of both long and short derivative positions across the segment, that approximates the current asset allocation and matches the risk profile of a diversified pool of the largest CTAs. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Alternative Strategies Fund’s ability to use leverage. Under normal market conditions, DBi will seek to achieve segment volatility of 8‑10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.
DBi will, in an effort to reduce certain risks (e.g., volatility of returns), limit the segment’s gross notional exposure on certain futures contracts whose returns are expected to be particularly volatile. In addition to these specific exposure limits, DBi will use quantitative methods to assess the level of risk for the segment.
Management of the Subsidiary. DBi also serves as the investment adviser to the Subsidiary, a wholly-owned and controlled subsidiary of the Alternative Strategies Fund organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary (the “Subsidiary Agreement”). DBi does not receive additional compensation for its services to the Subsidiary. The investment advisory agreement between DBi and the Subsidiary was approved by the Board. However, because the Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and the Alternative Strategies Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because the Alternative Strategies Fund wholly owns and controls the Subsidiary, and DBi is subject to the oversight of the Board, it is unlikely that the Subsidiary will take action contrary to the interests of the Alternative Strategies Fund or its shareholders. Additionally, as part of the Board’s consideration of the sub‑advisory agreement between the Advisor and DBi, the Board also considers DBi’s performance with regard to the Subsidiary.
The Subsidiary Agreement continues indefinitely, subject to annual renewal by the Board. However, the Subsidiary may terminate the Subsidiary Agreement if the Advisor terminates its sub‑advisory agreement with DBi, or if the SEC takes any action that would prohibit DBi from providing its sub‑advisory services to the Alternative Strategies Fund. In addition, the Subsidiary or DBi may terminate the Subsidiary Agreement by giving at least 90 days’ written notice to the other party.
In addition, the Alternative Strategies Fund complies with applicable requirements of the 1940 Act relating to investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary, and the Subsidiary will comply with applicable requirements of the 1940 Act relating to affiliated transactions and custody of assets.
CFTC Regulation. Because of the nature of its investments, the Alternative Strategies Fund is subject to regulation under the Commodities Exchange Act, as amended (the “CEA”), as commodity pools and DBi is subject to regulation under the CEA as a commodity pool operator (“CPO”), as those terms are defined under the CEA. DBi is regulated by the CFTC, the National Futures Association and the SEC and is subject to each regulator’s disclosure requirements.

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Contrarian Opportunity Strategy

Steven Romick, CFA
Brian Selmo, CFA
Mark Landecker, CFA
First Pacific Advisors, LP
11601 Wilshire Blvd., Suite 1200
Los Angeles, CA 90025
Steven Romick, Brian Selmo and Mark Landecker are the co‑portfolio managers responsible for the contrarian opportunity strategy (the “Contrarian Opportunity Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by First Pacific Advisors, LP (“First Pacific”). Romick joined First Pacific in 1996 and is currently a Managing Partner of the firm. Selmo joined First Pacific in 2008 and has been a Partner since 2013. He was briefly a Managing Director of First Pacific in 2013 before being named a Partner, and was a Vice President of First Pacific from 2008 to 2012. Landecker joined First Pacific in 2009 and has been a Partner since 2013. He was briefly a Managing Director of First Pacific in 2013 before being named a Partner, and was a Vice President of First Pacific from 2009 to 2012. Romick, Selmo and Landecker manage the FPA Crescent Fund (Romick has been a portfolio manager since its inception in 1993), co‑manage with the FPA Absolute Value Fixed Income team a closed‑end fund, Source Capital, Inc., and separate accounts, including unregistered funds managed by First Pacific (commonly known as hedge funds), in First Pacific’s Contrarian Value style. First Pacific has been a sub‑advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.
This segment is managed, to the degree practical, with the intent to replicate elements of mutual funds, private funds and separate accounts also run by First Pacific. The elements replicated include investment strategies such as hedging, illiquid and restricted securities, international investments, coupled with the potential for maintaining high levels of liquidity. First Pacific implements these strategies through investing opportunistically in a wide variety of securities as discussed below.
The Contrarian Opportunity Strategy looks for investments that trade at a substantial discount to the portfolio managers’ determination of the company’s value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value), with the goal of above average risk-adjusted returns over full market cycles. As absolute return investors, the First Pacific team seeks genuine bargains rather than relatively attractive securities. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of quality criteria such as strong market share, good management, and high normalized return on capital. A company purchased might not look inexpensive, considering current earnings and return on capital; however, its valuation may reflect such conditions as a weak economy, an increase in raw material costs, a management misstep, or any number of other temporary conditions. The First Pacific team believes that price drops caused by such developments can, and often do, provide buying opportunities. There can be no assurance that the Contrarian Opportunity Strategy will achieve its objective.
The First Pacific team employs the broad mandate of the First Pacific Contrarian Value strategy to invest across the capital structure, asset classes, market capitalization, industries and geographies using a wide variety of instruments. The First Pacific team invests in an opportunistic manner, based on its view of the world and the businesses/situations that it understands. It looks for what is out of favor, taking into account the current landscape and how it might change over time, both organically and through exogenous events. The First Pacific team emphasizes independent research and spends little time with Wall Street analysts because it prefers to focus its research on interactions with business operators and industry leaders.
The First Pacific team narrows the universe of potential investments by establishing five categories: Long Equity, Short Equity, Credit (Long Credit and Short Credit), Cash and Equivalents and a smaller “Other” category.
Long Equity: The First Pacific team seeks to invest in companies with solid balance sheets, competitive strength, and shareholder-centric management; companies of lesser quality but with what they believe to be strong long-term upside potential; companies with shorter term upside potential driven by identified catalysts that are expected to have a positive impact on the value of the underlying business such as balance sheet optimization, operational turnarounds or corporate actions; and companies whose disparate parts have greater aggregate value than the current stock price and may engage in intra-company arbitrage of such companies by either holding long positions in one share class of such a company and shorting another share class of the same company or longing a parent or holding company and shorting one or several of its underlying companies to create a stub equity position that is valued at a deep discount to intrinsic value.
Short Equity: The First Pacific team will seek opportunities in deteriorating companies with declining business metrics that are not reflected in the stock price; companies with balance sheet issues such as overstated asset accounts that may result in operational cash flows that fall significantly short of net income; paired trades that involve shorting a company in the same industry as one of the long positions the First Pacific team holds to serve as a partial hedge against industry specific risk; and intra-company arbitrage as discussed above.
Credit: The First Pacific team will consider performing credits that have a yield to maturity reasonably in excess of U.S. Treasuries of comparable maturity and that they believe the holder has a high likelihood of receiving principal and interest payments. The First Pacific team will also consider the bonds of corporations that they believe have some chance but a low likelihood of needing to restructure their debt. These bonds may have higher yields than those of performing credits. The First Pacific team may also purchase distressed debt, which they define as corporate debt that has either defaulted or which has a high likelihood of being restructured, either voluntarily or by default.

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Other: Other investments may typically include illiquid securities that the First Pacific team believes allow them to take advantage of situations that are not available in the public markets. These investments may include private equity, derivatives, and private debt investments. Investment in illiquid securities is typically limited to no more than 15% of the First Pacific team’s portfolio.
Cash and Equivalents: Investments in cash and cash equivalents are a residual of the First Pacific team’s investment process rather than a macro-driven rationale. The First Pacific team believes that liquidity is an important risk management tool and also believes that it provides the ability to take advantage of future opportunities.
The goal of gaining comfort with a given investment is based on determining what the First Pacific team needs to know in order to prove – or disprove – the original thesis that drew its interest and triggered further research. This research process is supported by reading current and historic SEC filings and conference call transcripts, reviewing pertinent periodicals, studying the competition, and establishing a valuation model. The First Pacific team works to gain a knowledge edge and an understanding of the business or industry that may not be universal. Such due diligence may take the form of conversations with ex‑employees, vendors, suppliers, competitors and industry consultants. As a result of the process, the First Pacific team invests only in positions that it believes offer a compelling economic risk/reward proposition. If prospective investments do not meet that requirement, then the First Pacific team waits until it can purchase a security at a substantial discount to that company’s worth or estimated intrinsic value. The First Pacific team also factors a macro-economic view into its security analysis and portfolio construction, which may cause it to be over-weighted in certain asset classes or sectors at times while completely avoiding others. There can be no assurance that the Contrarian Opportunity Strategy will achieve its objective.
The First Pacific team distinguishes between the risk of permanent loss of capital and volatility, and seeks to distinguish their strategy by using volatility to its advantage rather than its detriment. Instead of composing a portfolio designed to mimic the performance of a benchmark or index, the First Pacific team utilizes the deeply-held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase), and conversely, leaning into a falling market and spending that cash to opportunistically buy what they believe to be inexpensive securities. The goal is to invest in securities that have what they believe to be advantageous upside/downside characteristics; that is, the First Pacific team seeks to make a multiple of what it could potentially lose.
Strategic Alpha Fixed Income Strategy

Matthew J. Eagan, CFA
Brian P. Kennedy
Todd P. Vandam, CFA
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111
Matthew J. Eagan, CFA, Brian P. Kennedy and Todd P. Vandam, CFA are the co‑portfolio managers responsible for the strategic alpha strategy (the “Strategic Alpha Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Eagan joined Loomis Sayles in 1997 and is a Director and Portfolio Manager for the fixed income group. He has 33 years of investment industry experience as a Portfolio Manager and fixed income analyst. He is also a Co‑Portfolio Manager for the Loomis Sayles Strategic Alpha Fund and other fixed income funds managed by Loomis Sayles. He earned a BA from Northeastern University and an MBA from Boston University. Kennedy joined Loomis Sayles in 1994 and is a Co‑Portfolio Manager of Loomis Sayles’ multisector institutional strategies and mutual funds. He has 33 years of investment industry experience. He began his career as a structured finance and government bond trader. He moved over to credit trading in 2001, where he traded high yield bonds and initiated Loomis Sayles’ trading of bank loans. He was promoted to product manager in 2009. He is a Co‑Portfolio Manager for the Loomis Sayles Strategic Alpha Fund as well as other fixed income funds managed by Loomis Sayles. He earned a BS from Providence College and an MBA from Babson. Vandam joined Loomis Sayles in 1994 and is a Co‑Portfolio Manager of the Loomis Sayles Strategic Alpha Fund and High Income Funds as well as several US High Yield and Global High Yield institutional strategies. He also heads up Loomis Sayles’ high yield sector team. He has 29 years of investment industry experience. He began his career at Loomis Sayles on the high yield trading desk and was later promoted to high yield credit strategist for the full discretion team and held that position until 2016. He earned a BA in business and economics from Brown University. Loomis Sayles has been a sub‑advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011. The Strategic Alpha Strategy has an absolute return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle with relatively low volatility. The Loomis Sayles team intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. There can be no assurance that the Strategic Alpha Strategy will achieve its investment objective.

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The Loomis Sayles team may invest up to 75% of the total assets of the segment allocated to it in below investment-grade fixed income securities (also known as “junk bonds”) and derivatives that have returns related to the returns on below investment-grade fixed income securities. Under normal market conditions, the Loomis Sayles team also may invest up to 75% of the total assets of the segment allocated to it in investments denominated in non‑U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives. Under normal conditions, the Loomis Sayles team may invest up to 20% of the total assets of the segment allocated to it in equity-related securities and derivatives. There is no limit on the amount of preferred securities. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument. The Loomis Sayles team expects that exposure to these asset classes will often be obtained substantially through the use of derivative instruments. Currency positions that are intended to hedge the Loomis Sayles team’s non‑U.S. currency exposure (i.e. , currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non‑U.S. and emerging market currency investments because the Loomis Sayles team believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. Restrictions will apply at the time of purchase.
The Loomis Sayles team’s investment process employs both top‑down (macro themes) and bottom‑up (security selection) components and uses the resources of the entire Loomis Sayles infrastructure. The Loomis Sayles team identifies key macro themes over a 3‑ and 12‑month horizon and assesses top‑down risk/return opportunities across the interest rate curve, credit markets and currencies. The Loomis Sayles team draws on the strength and depth of the entire Loomis Sayles research team as it evaluates these themes. Fourteen Macro and Market Sector teams support the Loomis Sayles team by sharing their sector’s risk/return characteristics and uncovering specific credits that they believe may offer the best return potential.
In selecting investments for the Strategic Alpha Strategy, the Loomis Sayles team develops long-term portfolio themes driven by macro-economic indicators. These include secular global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Loomis Sayles team then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, top‑down sector valuations and bottom‑up security valuations. The Loomis Sayles team employs active risk management, with a focus on credit, interest rate and currency risks. Additionally, the Loomis Sayles team will use risk management tools in constructing and optimizing the portfolio and seek to manage risk on an ongoing basis. The Loomis Sayles team expects to actively evaluate each investment idea based upon its return potential, its level of risk and its fit within the team’s overall macro strategy when deciding whether to buy or sell investments, with the goal of continually optimizing the portfolio.
The Loomis Sayles team seeks to gain a performance edge by integrating the global macro themes with Loomis Sayles’ best bottom‑up security selection, risk analysis and trading capabilities to create the best expected risk/return portfolio. The Loomis Sayles team will pursue its investment goal by obtaining long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives. A “long” investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A “short” investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Loomis Sayles team’s long and short investment exposures may, at times, each reach 150% of the assets invested in this segment of the Alternative Strategies Fund (excluding instruments primarily used for duration management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.
Investments: In connection with its principal investment strategies, the Loomis Sayles team may invest in a broad range of U.S. and non‑U.S. fixed income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non‑U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities, emerging market securities, commercial and residential mortgage-backed securities, CMOs, other mortgage-related securities (such as adjustable rate mortgage securities), asset backed securities, bank loans, collateralized loan obligations (“CLOs”), convertible bonds, Rule 144A securities, REITs, zero‑coupon securities, step coupon securities, pay‑in‑kind securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper and preferred securities. Additionally, the Strategic Alpha Strategy involves limited investments in equities and exchange–traded funds.
Non‑U.S. Currency Investments: Under normal market conditions, the Loomis Sayles team may engage in a broad range of transactions involving non‑U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non‑U.S. or emerging market currencies, investing in non‑U.S. currency futures contracts, investing in options on non‑U.S. currencies and non‑U.S. currency futures, investing in cross currency instruments (such as swaps), investing directly in non‑U.S. currencies and investing in securities denominated in non‑U.S. currencies. The Loomis Sayles team may also engage in non‑U.S. currency transactions for investment or for hedging purposes.
Derivative Investments: For investment and hedging purposes, the Loomis Sayles team may invest substantially in a broad range of derivatives instruments, particularly credit default swaps and futures contracts, and sometimes the majority of its investment returns will derive from its derivative investments. These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options

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on securities, interest rate/bond options, currency options, options on swaps and OTC options), warrants (such as non‑U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps). In addition, the Loomis Sayles team may invest in credit derivative products that may be used to manage default risk and credit exposure. Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps. Derivative instruments (such as those listed above) can be used to acquire or to transfer the risk and returns of a security without buying or selling the security. The Loomis Sayles team’s strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Loomis Sayles team may be unable to fully implement its investment strategy. For a detailed discussion of various types of derivatives in which the Alternative Strategies Fund may invest, including the risks of investing in such derivatives, please refer to the Description of Principal Investment Risks section in the Prospectus and the SAI.
The Loomis Sayles team is not limited as to the duration of its portfolio, which will change over time but is likely to be within a range of ‑5 years to +10 years.
Arbitrage Strategy

John Orrico, CFA
Roger Foltynowicz, CFA, CAIA
Gregg Loprete
Matthew Osowiecki
Water Island Capital, LLC
41 Madison Avenue, 42nd Floor
New York, NY 10010
John Orrico, Roger Foltynowicz, Gregg Loprete and Matthew Osowiecki are the co‑portfolio managers responsible for the arbitrage strategy (the “Arbitrage Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Water Island Capital, LLC (“Water Island”). Orrico founded Water Island in 2000 and serves as its Co-Chief Investment Officer. He also serves as the President and Chairman of the Board of The Arbitrage Funds and AltShares Trust, open‑end management investment companies advised by Water Island. He is a portfolio manager on the firm’s merger arbitrage and special situations strategies. Prior to founding Water Island, Orrico worked at Gruss & Co., focusing on merger arbitrage and special situations. He started his career in the financial services industry in 1982 upon joining the Corporate Finance group at Morgan Stanley & Co. Foltynowicz joined Water Island in 2003 and is a portfolio manager on the firm’s merger arbitrage strategy. Loprete joined Water Island in 2009 and is a portfolio manager specializing in credit opportunities. Mr. Osowiecki joined Water Island in 2007 and currently serves as Co‑Chief Investment Officer. Water Island has been a sub‑advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.
Investment Strategy: Water Island invests its sleeve in equity and debt securities of companies whose prices Water Island believes are or will be impacted by a corporate event. Specifically, Water Island employs investment strategies designed to capture price movements generated by publicly announced or anticipated corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations.
Water Island seeks to profit from the various events by employing a specific strategy based on each event. In the case of mergers & acquisitions (M&A), the most common arbitrage activity, Water Island’s investment approach generally involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. Water Island may engage in short sales when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities as per the terms of the transaction may be sold short. In other instances, Water Island will match a long position in a convertible security with a short position in the underlying common stock. Water Island seeks to purchase convertible securities at discounts to their expected future values and sell shares of the underlying common stock short to hedge against equity market movements. The positions are typically designed to earn income from coupon or dividend payments. In another scenario, Water Island may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example, the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. It is expected that positions will be liquidated when pricing discrepancies disappear. Water Island may also invest in securities of companies whose stock price trades significantly higher or lower from where Water Island believes it should trade, as the result of an ongoing or anticipated corporate catalyst.
Water Island classifies events with more definitive outcomes and shorter timelines as “hard” catalysts and those with less definitive outcomes and/or longer timelines as “soft” catalysts. Hard catalysts can include definitive M&A, M&A reversals, liquidations, Dutch tenders, special purpose acquisition companies (SPACs), IPOs, yield to call, and spin-offs (pre‑event). Soft catalysts can include speculative M&A, credit refinancings, turnaround plans, management changes, public investments in private equity (PIPEs), transformational re‑ratings, and spin-offs (post-event).
In constructing the portfolio, Water Island favors high conviction, hard and soft catalyst investments that meet or exceed its desired return threshold, with a preference for those investment opportunities with superior reward‑to‑risk profiles. The team considers various position sizing constraints, including each position’s risk impact assessment, which is a measure of the loss to assets under management if the position were to trade to its estimated downside price. Water Island also monitors macro, structural, and idiosyncratic risks across its sleeve of the portfolio and seeks to mitigate undesired risk exposures through appropriate hedges.

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iMGP Alternative Strategies Fund – Sub-Advisors — (Continued)

Water Island continuously monitors its investments and evaluates each investment’s risk/return profile, taking into account each investment’s risk versus its anticipated reward relative to its predetermined exit strategy and the availability of other event-driven opportunities. Water Island may sell or close out an investment when the securities of the companies involved in the transaction no longer meet the expected return threshold considering prevailing market prices and the relative risks of the opportunity or when Water Island believes there are better risk-adjusted opportunities available.
The SAI provides additional information about each sub‑advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Alternative Strategies Fund.

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iMGP High Income Fund – Sub‑Advisors

iMGP High Income Fund Portfolio Managers

Credit Value Strategy

Andrew P. Hofer
Neil Hohmann
Paul Kunz, CFA
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
Andrew Hofer, Neil Hohmann and Paul Kunz are the portfolio managers primarily responsible for the credit value strategy (the “Credit Value Strategy”), which is the segment of the High Income Fund’s assets managed by Brown Brothers Harriman & Co. (“BBH”) through its separately identifiable department known as the BBH Mutual Fund Advisory Department. Hofer is Head of Taxable Fixed Income for Investment Management. Since joining BBH in 1998, Hofer has held a variety of roles within Investment Management, including the Head of Insurance Asset Management, Chief Operating Officer, and Head of Risk Management. Hofer spent the first ten years of his career as a generalist banker and financial institutions specialist. Hofer holds a B.A. degree in East Asian studies from Yale, and an MIA (Master of International Affairs) from Columbia University. He is currently a Trustee of The Town School in New York City. Hofer previously served as Chairman of Learning Ally, a not‑for‑profit corporation that serves students with visual and reading challenges, as well as their families and schools. Hohmann is Head of Structured Products and a portfolio manager for Investment Management. In this role, he supervises security selection in asset-backed securities, commercial and agency mortgage-backed securities, and financial institution credit. Prior to joining BBH in 2006, Hohmann was a director of structured products and a director of research at various firms. He is an active member of BBH’s Market Risk Oversight Committee. Hohmann received a Bachelor of Economics with Distinction from Yale University where he graduated magna cum laude. He also earned a PhD in Economics from the University of Chicago. He is a past President and serves on the Council of the Yale Club of New York City. He also serves on the Board of the Yale Alumni Fund and is a co‑founder of the YaleFin alumni group for finance professionals. As the Head of Corporate Credit and a portfolio manager, Kunz is responsible for the oversight of corporate fixed income portfolios encompassing both investment grade and high yield credit, including managing the research efforts of the credit analyst team. He has been a member of the portfolio management team since joining BBH in 2013. Kunz has worked in the investment industry since 1998 and has extensive experience in high yield bonds, leveraged loans, and distressed credit. He began his professional career as an in‑house attorney for financial services institutions. Kunz received a B.S. in finance from Villanova University, a J.D. from St. John’s University School of Law, an LLM in corporate law from New York University School of Law. He is also a CFA® charterholder.
BBH seeks to achieve the High Income Fund’s investment objective by investing its segment of the High Income Fund in fixed-income securities it believes to have the potential for excess return. BBH’s investment strategy will be to invest in fixed income securities from a wide variety of sectors, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), corporate bonds, floating-rate loans and municipal bonds. BBH expects to invest its segment of the High Income Fund in structured and corporate securities. BBH’s emphasis is on A/BBB‑rated asset backed securities and BBB/BB‑rated corporate securities, as these ratings segments have historically offered attractive risk-adjusted returns, along with low default rates. BBH will also invest in U.S. Treasury futures to manage duration of the portfolio, which allows individual security selection to be managed without regard to portfolio duration. BBH will not typically purchase CCC rated or distressed securities for the High Income Fund.
BBH considers investments based on a bottom‑up assessment of opportunities and the risk/return potential of the yield curve. The investment strategy’s duration is flexible and BBH seeks to maintain a duration that is consistent with positive returns over longer time periods. BBH will consider the macroeconomic environment from the perspective of risk-management through economic cycles. BBH’s valuation process starts with the concept that credit spreads revert to the mean and that spread deviations relative to a long-term average indicate potential spread compression or spread widening. BBH applies this valuation framework to all economic sectors by credit rating and maturity.
BBH’s investment process is based on fundamental credit research. BBH identifies fixed income securities for potential purchase for the portfolio based on four fundamental criteria: a durable operating model, effective management, attractive/appropriate structure, and transparency. A durable credit is one where the BBH believes an issuer’s revenue stream and its financial structure can withstand a wide range of economic and regulatory scenarios. When assessing management, BBH looks for issuers with a long, proven track record of execution (especially through a downturn), commitment to capital markets access, and incentives that are aligned with creditors’ interests. With regard to appropriate bond structures, BBH requires the level and variability of an issuer’s revenues to comfortably support ongoing operations and the capital structure.
BBH’s assumption of credit risk is valuation driven. When valuing securities/credits, and assessing an attractive margin of safety, BBH applies the same valuation approach across all sectors (ABS, CMBS, corporate credit, and municipal bonds). BBH seeks to buy securities at discounted valuations, inclusive of a sufficient margin of safety, that are created by excess short-term price volatility. BBH makes investments when it believes a security’s potential excess return more than compensates the fund for default risk, liquidity risk, and the embedded optionality of a bond. BBH may sell securities for several reasons including to adjust the portfolio’s average maturity, move into more attractively valued securities, take gains, the investment thesis changed, or to meet redemption requests.

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iMGP High Income Fund – Sub‑Advisors — (Continued)

Multi Credit Strategy

Anne Walsh, CFA
Steven Brown, CFA
Adam Bloch
Evan Serdensky
Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard, 5th Floor
Santa Monica, CA 90401
Anne Walsh, Steven Brown, Adam Bloch and Evan Serdensky are the co‑portfolio managers responsible for the multi credit strategy (the “Multi Credit Strategy”), which is the segment of the High Income Fund’s assets managed by Guggenheim Partners Investment Management, LLC (“Guggenheim”). Walsh is the Chief Investment Officer at Guggenheim Investments, the global asset management business of Guggenheim Partners, where she is responsible for meeting the investment needs of the firm’s fixed-income clients, including insurance companies, corporate and public pension funds, sovereign wealth funds, endowments and foundations, consultants, wealth managers, and high‑net‑worth investors. In her role she oversees all elements of portfolio design, strategy, sector allocation, and risk management of portfolios, as well as conveying Guggenheim’s macroeconomic outlook to portfolio managers and sector specialists. Walsh is also a Managing Partner of Guggenheim Partners Investment Management. Walsh has over 36 years of experience in investment management, and her specialization in liability-driven portfolio management derives from her deep background in insurance asset management. Before joining Guggenheim in 2007 she served as chief investment officer at Reinsurance Group of America, and as vice president and senior investment consultant at Zurich Scudder Investments. Walsh also served in senior investment roles at Lincoln Investment Management and American Bankers Insurance Group. Walsh holds a BSBA and MBA from Auburn University and a JD from the University of Miami School of Law. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute. Brown is Chief Investment Officer, Fixed Income, Senior Managing Director at Guggenheim Investments, and a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. Brown works with the Chief Investment Officer and other members of the Portfolio Management team, as well as the Macroeconomic and Investment Research Group, Sector teams, and the Portfolio Construction Group, to develop and execute portfolio strategy to meet individual clients’ objectives. Brown was initially assigned to Guggenheim’s asset-backed securities group in 2010 before joining the Portfolio Management team in 2012. Prior to joining Guggenheim, Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London. Brown earned a Bachelor of Science in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute. Bloch joined Guggenheim in 2012 and is a portfolio manager for Guggenheim’s Active Fixed Income and Total Return mandates. Bloch works with the Chief Investment Officers and other portfolio managers to develop portfolio strategy in line with the firm’s views.
He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day‑to‑day risk. Prior to joining Guggenheim, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Bloch graduated with a Bachelor’s degree from the University of Pennsylvania. Serdensky joined Guggenheim in 2018 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. Previously, Serdensky was a trader on the Investment Grade Corporate team at Guggenheim Investments, where he was responsible for identifying and executing investment opportunities across corporate securities. Prior to joining Guggenheim, Serdensky was a Vice President and Portfolio Manager at BlackRock, responsible for actively managing High Yield and Multi-Sector Credit portfolios. Serdensky started his career at PIMCO supporting Total Return and Alternative strategies. Serdensky completed his B.S. in Finance from the University of Maryland and earned his M.S. in Finance from the Washington University in St. Louis.
The managers of the Multi-Credit Strategy seek to maximize total return through a combination of current income and capital appreciation. The team seeks to achieve its investment objective by investing in a wide range of fixed-income assets selected from a variety of credit sectors including, but not limited to, corporates, structured credit, U.S. government and agency, municipals, and other credit sectors. The investments can be across the capital structure including but not limited to senior secured, unsecured, second lien, other mezzanine including preferred, and equity. The strategy seeks opportunities across fixed-income market sectors, especially in non‑index‑eligible securities. In addition, the team may invest in derivatives or other asset classes to meet its investment objective. The strategy is flexible and is not constrained by duration, sector, issuer, or credit quality. As such, the strategy does not target any specific benchmark exposure to sectors, security weightings, and credit quality.
Guggenheim believes that an emphasis on capital preservation, while capturing attractive yields and a sustainable income component, is the surest path to superior long-term investment results. The firm strongly believes that fixed-income markets are inefficient, and as a result Guggenheim focuses on bottom‑up, fundamental research to identify securities with attractive relative value, where prices do not accurately reflect a security’s intrinsic value for a given risk profile. In‑house macroeconomic views serve as a “roadmap” to inform and guide portfolio construction considerations such as duration and credit quality, as well as sector weightings.
Credit selection is conducted by a deep team of sector and security analysts. The focus is on understanding the underlying business, issuer financial strength, risks pertaining to cash flows, the capital structure (seniority of payments), debt covenants, among other considerations. This analysis involves comprehensive industry analysis that incorporates inputs from industry experts, competitors, suppliers, servicers, and customers. It also integrates a thorough analysis of creditworthiness under a

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variety of downside stress-test scenarios and leverages a dedicated legal team to assist in examining and assessing pertinent covenants and terms that may affect issues.
Risk management plays a prominent role in Guggenheim’s investment process. At a high-level, the team studies a wide range of economic and market scenarios, and assesses the possible impact these scenarios could have on the portfolio. Scenarios can include those driven by macroeconomic risks, changes in regulation, broad sector trends, or an assessment of liquidity at the sector, security, and industry levels. Moreover, the team seeks to understand how specific changes in portfolio composition would lessen potential downside, such as upgrading credit quality or including different types of security structures. Scenario analysis at the portfolio level also includes the impact of various interest-rate changes along different tenors of the curve.
At the portfolio level, the team might examine the effect of sudden mark‑to‑market shocks on the portfolio by assuming widening yield spreads for specific portfolio exposures. The team will also examine risks to specific sectors under a given stress-test scenario to quantify the potential downside risk. Risk management is also expressed through portfolio diversification, both across and within fixed-income sectors, position size limits, prudent yield-curve positioning, loss thresholds, and other measures.
Securities may be sold for several reasons including to adjust the portfolio’s average maturity, shift assets into or out of higher-quality securities, move into more attractively valued securities, take gains, or to meet redemption requests.
Option Income Strategy

Derek Devens, CFA
Rory Ewing
Eric Zhou
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
Derek Devens, CFA, joined Neuberger Berman Investment Advisers LLC (“Neuberger Berman“) in 2016. Derek is a Managing Director and Senior Portfolio Manager of the Option Group. Prior to Neuberger Berman, Derek was responsible for both Research and Portfolio Management at Horizon Kinetics. Derek was a member of the Investment Committee and responsible for co‑managing the Kinetics Alternative Income Fund and various separate account strategies. Prior to that, Derek was a vice president with Goldman Sachs’ Global Manager Strategies Group, where he was responsible for conducting investment manager research. He also served as a fixed income portfolio manager at both Fischer Francis Trees & Watts as well as Bond Logistix. He received a BS in Civil Engineering from Princeton University and an MBA from New York University. He has been awarded the Chartered Financial Analyst designation.
Rory Ewing, Managing Director, joined the firm in 2016. Rory is a Portfolio Manager for the Option Group at the firm. In his current capacity, Rory’s primary responsibility is to assist in the implementation of the firm’s investment strategy in client accounts and to ensure proper adherence to account guidelines and client-specific restrictions. Before joining Neuberger Berman, Rory was a Research Analyst at Horizon Kinetics. Before that, Rory led the trading team at Tempus Quo, an investment firm focused on international, commodity-related sectors. He also spent two years as a trader at Pequot Capital and two years as a capital markets consultant at Thomson Financial. Rory received a BA from Colgate University and an MBA from New York University.
Eric Zhou, Senior Vice President, joined the firm in 2016. Eric is a Portfolio Manager for the Option Group at the firm, where he is focused on the implementation of investment strategy, quantitative research, and derivative strategy modeling related to the firm’s option and volatility-based strategies. Before joining Neuberger Berman, Eric was a research analyst at Horizon Kinetics, where he worked primarily on derivatives- related research, and also supported the firm’s broader research efforts. Previously, Eric worked for UBS Wealth Management. Eric received a BS from the Carroll School of Management at Boston College and an MA in the Mathematics of Finance from Columbia University.
In executing the Option Income Strategy, the Neuberger Berman team writes put options on U.S. equity indexes, a strategy conceptually similar to that utilized by the Chicago Board Options Exchange (CBOE) S&P 500 PutWrite Index (the “Put Index”). However, by utilizing thoughtful active management, the team seeks to reduce the path dependence of the Put Index, as well as manage risk and seek attractive returns relative to the Put Index. While the Put Index writes one at‑the‑money (ATM) put option on the S&P 500 Index each month, the team seeks to diversify the underlying options held by the strategy by strike price and expiration date by writing a series of short dated put options on diversified U.S. equity indexes, laddered across expiration dates, intending for option exposures to be relatively consistent across options tenors (i.e., the time left until an option contract expires). Options are rolled in a manner that seeks to preserve this laddered structure. This diversification is intended to seek to reduce the likelihood of a series of negative short-term outcomes in a row that could result from selling only one put per month.
Another critically important difference between the Put Index and the strategy the team manages for the High Income Fund is the selection of the level of ‘moneyness’ of the options sold (ATM versus out‑of‑the money, or “OTM”). The High Income Fund’s options will primarily be OTM, vs the Put Index selling ATM options. The High Income Fund attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the fund held the underlying equity index on which the options are written. The High Income Fund’s investments in fixed income instruments will typically be in short duration U.S. Treasuries and are intended to provide liquidity and preserve capital and will serve as collateral for the High Income Fund’s investments in options.

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iMGP High Income Fund – Sub‑Advisors — (Continued)

Risk management is a function of a number of factors, one being the overall sizing of the allocation at the fund level, since the strategy can have significant equity correlation (but has historically exhibited lower beta than broad-based U.S. equity indices as demonstrated by the PUT Index compared to the S&P 500 Index). Secondly, the selection of ATM or OTM, and how far OTM, influences the level of risk materially. Lastly, the team seeks to actively reduce downside exposures to mitigate equity risk by buying back a portion of the put options that are underwater and selling new put options at higher premiums. Put writing is not a strategy built on a philosophy of explicit risk avoidance; rather, it is rooted in seeking receipt of option premiums in exchange for taking on the risk of a decline in U.S. broad based equity indices. As such, investors in the strategy accept limited upside returns relative to U.S. broad-based equity indices in exchange for the potential for option premiums to mitigate equity risk.
In a put writing strategy, a fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the fund at a specific price (i.e., the strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The amount of premium varies according to a number of factors, including the market perception of risk, the length of the option, and whether the option is ATM when written (riskier for the seller, which necessitates a higher premium) or OTM and by how much. The further OTM the option is, the less likely the index is to decline below the strike price, and thus the less likely the option seller is to be required to make a payment to the option buyer, thus the premium collected by the seller necessarily is lower.
The potential returns to equity index put writing come from two risk premia plus the return on collateral, which is typically invested in relatively conservative, short-duration fixed income. The first is the equity risk premium, or the return investors earn for holding equity risk. The team believes that investors should also acknowledge the natural corollary related to options on stock indexes. The team believes that for equity markets to be efficient, investors who assume exposure to the downside risk of an equity index should seek to earn a portion of the long-term equity risk premium over longer investment periods. Essentially, in the team’s view, the underwriters of equity risk should earn the equity risk premium over the long term regardless of how the risk is assumed, whether through direct ownership of the index, or seeking to offset its downside. If this was not the case, then in the team’s view, equity markets would demonstrate a massive inefficiency, as investors could own the equity index and buy puts to protect the full value of their investment from any loss while still earning positive returns. Therefore, the team believes that for markets to be efficient, a portion of put option premium collected from writing put options must therefore compensate the put seller for the equity sensitivity of the option. The portion of the equity risk premium earned through put writing is a function of the moneyness of the put option written.
The second risk premium is the volatility risk premium. In addition to earning premiums on the put options written, the team believes the option seller must be compensated further for the added risk associated with a decline in the broad-based U.S. equity markets for some period in the future in an unpredictable world. Investors do not generally assume risk with the intention of losing money over time, and option markets are not an exception. Because of the high degree of uncertainty, and the negatively skewed risk/return profile to which they are exposed, sellers of put options generally build in a cushion (or expected profit margin) to the premiums they collect from option buyers. Over time, the team believes this concept has the potential to allow sellers of ATM puts to generate returns similar to owning the index over long-term investment horizons.
The return profile of selling ATM U.S. equity index puts has historically tended to be more stable than owning the underlying equity index outright as demonstrated by the PUT Index compared to the S&P 500 Index. In converting traditional equity investment return potential (capital appreciation and dividends) into up‑front cash flows via the consistent collection of option premiums and interest income, put writing strategies make an explicit trade‑off between up‑market participation and down-market participation, while still seeking reasonable returns in flat markets. As such, it is anticipated that the strategy will not participate in the full upside of the index, but it also has the potential to mitigate a portion of losses when the index suffers negative performance, due to the offsetting effect of the premium cash flows. The premiums the strategy collects may decrease during up markets, however, the team would expect premiums to materially ratchet up during periods of market losses, a feature which may help the strategy recover from drawdowns more quickly than the underlying equity index.
The SAI provides additional information about each sub‑advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the High Income Fund.

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iMGP Small Company Fund – The Sub-Advisors

iMGP Small Company Fund Portfolio Managers

Mark T. Dickherber, CFA, CPA
Shaun P. Nicholson
Segall Bryant & Hamill, LLC
540 West Madison Street, Suite 1900
Chicago, IL 60661
Mark T. Dickherber and Shaun P. Nicholson of Segall Bryant & Hamill, LLC (“SBH”) are the portfolio managers for one segment of the Small Company Fund. Dickherber joined SBH in 2007 and is a senior portfolio manager and head of SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value strategy and the co‑portfolio manager of SBH’s Small Cap Core and Small Cap Value Concentrated strategies. Dickherber is also responsible for equity research in the Small Cap and Small/Mid Core equity portfolios and is a specialist in the healthcare, utilities and REIT sectors within the respective portfolios. Prior to joining SBH, Dickherber served as director of research for Kennedy Capital Management, where he had worked since 1996. Nicholson joined SBH in 2011 and is a senior portfolio manager for SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value Concentrated strategy and the co‑portfolio manager for SBH’s Small Cap Value strategy. He is responsible for research related to materials, autos/transports, industrials and regional banks within the respective portfolios. Prior to joining SBH, Nicholson spent six years at Kennedy Capital Management.
Dickherber and Nicholson are small‑cap value-oriented investors who seek to identify companies that have the potential for significant improvement in return on invested capital (“ROIC”), with the idea being that, as ROIC improves, each dollar invested in the business earns an incrementally higher return. Importantly, Dickherber and Nicholson disaggregate a company’s ROIC down to the business segment level to understand the drivers (and detractors) of a company’s profitability. Armed with segment-level return data, the team seeks to identify companies with low embedded expectations that have company-specific, returns-improving catalysts. The team does not buy stocks simply because they are “cheap.” Dickherber and Nicholson require that management is ROIC-focused, financially incentivized to improve returns through appropriate capital allocation, and able to articulate an appropriate returns-based strategy to improve profitability. The team tracks management’s progress via quarterly financials and quarterly management contact. The team believes that management’s commitment and ability to appropriately improve returns results in the largest portfolio weightings.
Dickherber and Nicholson seek to identify the building blocks of improved (and diminishing) profitability before it is recognized by the market. The team is willing to be early in a particular stock and will stay invested provided the investment team sees continuing evidence that management is taking the appropriate steps to improve returns. Dickherber and Nicholson will sell stocks for a number of reasons. Examples include management making a capital-allocation decision that will likely diminish returns, such as an acquisition of a lower-returning business; management failing to demonstrate a strategy that improves returns; a change in management that negatively impacts a returns-based culture;
the diminishing effectiveness of certain company-specific catalysts for improved returns; or an estimation by the co‑portfolio managers that the risk-reward ratio has become unattractive.
Approximately 50% of the Small Company Fund’s assets are managed by Dickherber and Nicholson.

Rayna Lesser Hannaway, CFA
Whitney Young Crawford
Polen Capital Management, LLC
500 Boylston Street, Suite 1100
Boston, MA 02116
Rayna Lesser Hannaway and Whitney Young Crawford are the portfolio managers for one segment of the Small Company Fund’s assets managed by Polen Capital. Polen Capital employs a team-based approach with Rayna Lesser Hannaway as the head of the team.
Rayna Lesser Hannaway, Head of Team, Portfolio Manager and Analyst, is a portfolio manager for the Global SMID Company Growth, U.S. Small Company Growth and U.S. SMID Company Growth strategies. Lesser Hannaway joined Polen Capital in 2017. Prior to joining Polen Capital, she spent nine years in portfolio management and two years as a research analyst at Fidelity Investments in Boston, evaluating small and mid‑cap companies. She also spent nine years working in small‑cap research for Jennison Associates and Lord Abbett & Company. Lesser Hannaway received a B.A. in Economics from Barnard College, a division of Columbia University. Lesser Hannaway is a CFA® charterholder and holds a CFA Institute Certificate in ESG Investing.
Whitney Young Crawford, is a co‑portfolio manager for the U.S. Small Company Growth and U.S. SMID Company Growth strategies. Prior to joining Polen Capital in 2019, Young Crawford was a Senior Analyst at Manulife Asset Management in Boston, where she worked for four years. Before Manulife, she was an Analyst at Fidelity Investments in Boston focusing primarily on small‑cap companies. Young Crawford received a B.A. in Economics (magna cum laude) from the College of William & Mary and an M.B.A. from Duke University Fuqua School of Business.
Approximately 50% of the Small Company Fund’s assets are managed by Lesser Hannaway and Young Crawford.
The SAI provides additional information about each sub‑advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Small Company Fund.

iMGP Small Company Fund – The Sub-Advisors	93

iMGP Oldfield International Value Fund – The Sub‑Advisor

iMGP Oldfield International Value Fund Portfolio Managers

Nigel Waller
Andrew Goodwin
Oldfield Partners LLP
11 Grosvenor Place
London SW1X 7HH
United Kingdom
Nigel Waller and Andrew Goodwin of Oldfield Partners LLP (“Oldfield”) are the portfolio managers for the Oldfield International Value Fund. Waller is one of the founding partners of Oldfield, which was established in 2005, and is Chief Investment Officer and Chief Executive Officer. Waller co‑manages Oldfield’s global and Europe, Australasia, Far East (EAFE) equity portfolios and contributes to the overall investment selection. Prior to joining Oldfield, Waller was at Merrill Lynch Investment Managers for 13 years and was a director and portfolio manager on the global team and was also a member of the emerging markets and European teams in London and, from 1997 to 1999, the Asia team in Singapore. Goodwin joined Oldfield in 2013. He co‑manages Oldfield’s global and EAFE equity portfolios and contributes to the overall investment selection. Prior to joining Oldfield, Goodwin was at SVG Capital in London for seven years managing mainly European equity portfolios. Before joining SVG Capital, he held portfolio management positions at Sovereign Asset Management, American Express Asset Management and Phillips & Drew Fund Management.
The firm was established and started in March 2005 by Richard Oldfield. He started his career at SG Warburg-Mercury Asset Management in 1977 and ultimately headed the global equity team there. After approximately 20 years at Mercury, he left to lead the Rausing Family investment office, Alta Advisors. Alta was and is among the largest family offices in Europe. At Alta, he ran the global equity strategy that we see in its current form at Oldfield Partners. He became Chairman of the Oxford University investment committee and Oxford University Endowment Management Ltd in January 2007.
The investment team at Oldfield shares a contrarian value philosophy. Richard Oldfield and Nigel Waller have cultivated a patient and supportive culture needed to execute a contrarian approach successfully. The culture is one that encourages independent thinking, calmness when things are not going as expected, and intellectual honesty.
Oldfield believes most investors focus too much on the short term, which leads to compelling opportunities for contrarian long-term investors. The team is drawn to companies that have a “cloud” over them, which often leads their stocks to trade at unusually cheap valuations. Oldfield believes in concentrating in only its highest-conviction ideas and does not invest based on what is held in an index.
Oldfield looks for investments that appear to be a bargain and for which thorough analysis supports that determination. The firm does not have a prescribed type of business model or quality definition for its investment opportunity set. The team seeks to invest in high-quality businesses within any given sector or industry and looks at factors such as whether a company is a low‑cost operator, invests counter-cyclically to emerge stronger, has high Returns on Equity and high margins, etc. Oldfield will invest across a wide gamut of sectors provided companies underlying that sector are trading at attractive prices.
Oldfield builds its own financial models and scenarios two to three years out, and does the necessary due diligence so that it can support its assumptions and views in front of the team. Oldfield often uses sum‑of‑the‑part valuation analysis to find “hidden values.” The firm triangulates using multiple valuation metrics—Price/Earnings (“P/E”), Price/Sales, Price/Book, Price/Free Cash Flow (“P/CF”), Enterprise Value/Sales, Enterprise Value/EBITDA. Oldfield relies on conservative valuation assumptions in both absolute and relative terms. The team seeks to build a margin of safety or cushion at the valuation level and in the fundamental “variable” (that is, the Earnings in P/E, and the Cash Flow in P/CF).
Oldfield analyzes industry trends, how a company makes money, and what its future growth prospects are. The team discusses disruption trends impacting companies, such as those stemming from technology, the rise of China, and other factors. Oldfield is wary of taking on financial leverage in companies, especially if they are operationally geared. The team limits exposure to such companies at the overall portfolio level, as a risk-control measure. The firm regularly updates the “variable” as it naturally compounds. There must be a strong justification in order to increase the valuation multiple decided at the time of purchase, and it can happen only after a healthy debate among the team.
Meeting management is not critical nor required but is an important part of the team’s discussion and debate. Over time, Oldfield believes that it gets less value from talking to managements and it views the importance of management as varying by company. More important to Oldfield is management’s past track record, with a focus on what management has done, what Oldfield believes needs to happen in the business to realize the intrinsic value Oldfield sees and to what extent that rests on management, whether management and shareholder interests are aligned, whether the business is stable, and whether management may harm the business with its capital allocation. All of these considerations are factored when deciding how much weight to give to management in the overall analysis of a potential investment.
Oldfield is expected to concentrate the Oldfield International Value Fund’s portfolio in 25 to 30 stocks. In such a concentrated portfolio the key risk management comes from buying out‑of‑favor, cheap companies in relation to their normalized fundamentals. Oldfield will seek to avoid value traps by limiting their impact through a conservative approach to estimating intrinsic value. That valuation is the first line of defense. The second is Oldfield’s culture, which encourages debates and gives the team freedom to change its mind when facts change and/or its views evolve. The third defense is to limit purchases to no more than three times (three “bites of the apple”), with the second purchase or “bite” requiring increasing levels of due diligence and the third an independent review by another analyst not close to the story. A stock may typically have an initial weighting range from 3% to 5% at the time of purchase, and Oldfield will not own more than 10% at cost. The team aims to achieve broad diversification in terms of sectors, countries, and types of ideas.

94	Litman Gregory Funds Trust

Stock weightings are a function of upside potential and the team’s level of conviction in achieving that upside. So, a stock with more perceived upside but for which the team believes the range of potential outcomes can be wide could have a lower weighting than a stock with less perceived upside but a narrower range of projected outcomes. Portfolio turnover is typically relatively low.
The SAI provides additional information about the sub‑advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Oldfield International Value Fund.

iMGP Oldfield International Value Fund – The Sub‑Advisor	95

iMGP Dolan McEniry Corporate Bond Fund – The Sub‑Advisor

iMGP Dolan McEniry Corporate Bond Fund Portfolio Managers

Daniel D. Dolan, Jr.
Roger S. McEniry
Stephen M. Schubert
C. Schaffer Degen, CFA
Robert W. Greber, III, CFA
Dolan McEniry Capital Management, LLC
120 North LaSalle Street, Suite 1510
Chicago, IL 60602
Daniel D. Dolan, Jr., Roger S. McEniry, Stephen M. Schubert, C. Schaffer Degen and Robert W. Greber, III are the portfolio managers for the Dolan McEniry Corporate Bond Fund. Dolan founded Dolan McEniry Capital Management, LLC (“Dolan McEniry”) in 1997, following a 16‑year career in the financial services industry. Dolan previously worked with Morgan Stanley and Salomon Brothers. He received a B.A. from Lake Forest College in 1980. In addition to leading the firm’s business development and client service efforts, Dolan focuses on portfolio management, security selection, and securities trading. McEniry joined Dolan McEniry as a partner in March 2001. Prior to joining the firm, McEniry spent 16 years with a Chicago private equity firm. McEniry graduated from Williams College with honors in 1978 and received an MBA from the University of Michigan in 1981. At Dolan McEniry, McEniry’s focus is the analytical and strategic side of the firm; security selection, risk management, and credit analysis are under his leadership. A member of the Dolan McEniry team since 1998, Schubert currently serves as a Managing Director. Schubert received his Bachelor of Science degree in Finance from Michigan State University where he competed on the varsity tennis team and graduated with honors. Degen joined Dolan McEniry as an Analyst in April 2012 and currently serves as the Managing Director of Portfolio Management and Trading. Degen graduated from Miami University in 2010 with a B.S. in Business and a major in Finance. Greber currently serves as a Senior Portfolio Manager. Greber graduated from the University of Missouri in May 2014 with a B.S. in Business Administration and a major in Finance.
Dolan McEniry is an asset management company with $ billion in assets under management as of December 31, 2023, and manages assets for foundations, endowments, public pensions, Taft-Hartley accounts, corporations, sovereign nations, high net worth individuals, charitable organizations, wrap clients and other pooled investment vehicles. In addition to the Dolan McEniry Corporate Bond Fund, Dolan McEniry also provides sub‑advisory services to a private fund and serves as sub‑manager to the iMGP US Core Plus and iMGP Dolan McEniry US Corporate 2025 UCITS funds. Dolan McEniry is majority-owned and controlled by Daniel D. Dolan, Jr. and Roger S. McEniry, who each hold more than 25% of the voting interests in the firm. iM Square Holding 2 LLC, an affiliate of the Advisor, holds a non‑voting 45% interest in Dolan McEniry. The Advisor and iM Square Holding 2 LLC are both wholly owned by iM Global Partner SAS.
The SAI provides additional information about the sub‑advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Dolan McEniry Corporate Bond Fund.

96	Litman Gregory Funds Trust

Shareholder Services

How to Buy Shares & Choose a Share Class
Shareholder Services
Each Fund is a no‑load fund, which means that you pay no sales commissions of any kind. Each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV per share. Shares are purchased at the next share price calculated after your accepted investment is received. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.
Eligibility
The Funds are not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.
Description of Classes
The Trust has adopted a multiple class plan. The Global Select Fund, International Fund, High Income Fund, Small Company Fund and Oldfield International Value Fund each offer a single class of shares – Institutional Class shares – in this Prospectus. The Alternative Strategies Fund offers two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b‑1 distribution and servicing fee, and are sold with no sales load.

•	Investor Class shares are charged a 0.25% Rule 12b‑1 distribution and servicing fee, and are sold with no sales load.
How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:
Individual or Joint Accounts
For your general investment needs:
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
Retirement Accounts
Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.
Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds. All of these accounts need to be established by the plan’s trustee. The Funds do not offer versions of these plans.
If you are investing through a tax‑sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.
Gifts or Transfers to Minors (UGMA and UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to a statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For 2024, the amount is $18,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).
Trust
For money being invested by a trust:
The trust must be established before an account can be opened. The Funds may require additional documentation regarding the formation of the trust prior to establishing an account.
Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Funds do not require a special application. However, the Funds may require additional information prior to establishing an account.
Step 2

How to Choose a Share Class
Institutional Class Shares
Although other Funds offer two classes of shares, the Global Select Fund offers only a single class of shares – Institutional Class shares. Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Fund.
Step 3

The third step involves determining the amount of your investment. The Funds have established the following minimum investment levels for your initial investment, additional

Shareholder Services	97

Shareholder Services — (Continued)

investments and ongoing account balances for Institutional Class shares (all Funds) and Investor Class shares (Alternative Strategies Fund only):

Fund
Global Select Fund, International Fund, High Income Fund, Small Company Fund and Oldfield International Value Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Fund
Alternative Strategies Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Fund
Dolan McEniry Corporate Bond Fund
Regular
- Institutional Class	$10,000	$250	$2,500
-
iM Global may waive the minimum investment from time to time in its discretion.
Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Funds’ standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in each Fund.
Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the iM Global Funds. The Funds do not accept third-party checks, money orders, cashier’s checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.
The mailing addresses for the Funds are:

For Regular Delivery:
Litman Gregory Funds Trust
c/o	SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219922
Kansas City, MO 64121-9922
For Overnight Delivery:
Litman Gregory Funds Trust
c/o	SS&C Global Investor & Distribution Solutions, Inc.
330 West Ninth Street
Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. Until such verification is made, the Funds may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1‑800‑960‑0188 if you need additional assistance when completing your application.
If you wish to open or add to your account by wire, please call 1‑800‑960‑0188 for instructions.
After your account is open, you may increase the amount of your investment by:

•	Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1‑800‑960‑0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.
How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

98	Litman Gregory Funds Trust

To sell shares in a non‑retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.
Certain requests must include a medallion guarantee. This is designed to protect you and each Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.
Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.
Selling Shares by Letter
Write and sign a “letter of instruction” with:
Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed
Please note the following special requirements for redeeming shares for different types of accounts:

•	Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1‑800‑960‑0188 to request one.

•	Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1‑800‑960‑0188 for instructions.
Unless otherwise instructed, the Funds will send a check to the address of record.
Mail your letter to:

For Regular Delivery:
Litman Gregory Funds Trust
c/o	SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219922
Kansas City, MO 64121-9922
For Overnight Delivery:
Litman Gregory Funds Trust
c/o	SS&C Global Investor & Distribution Solutions, Inc.
330 West Ninth Street
Kansas City, MO 64105

Selling Shares by Telephone
You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1‑800‑960‑0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.
Selling Shares by Wire
You must sign up for the wire feature before using it. To verify that it is in place, please call 1‑800‑960‑0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Funds before 4:00 p.m., Eastern Time for money to be wired the next business day. This option is not available for retirement accounts.
Shareholder and Account Policies

Statements, Reports, and Inquiries
Statements and reports that each Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)
SS&C Global Investor & Distribution Solutions, Inc., the Funds’ transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1‑800‑960‑0188 if you have questions about your account.
ALPS Distributors, Inc., the Funds’ principal underwriter, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.
Exchange Privilege
Shares of the Fund may be exchanged for Institutional Class shares of another Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

Shareholder Services	99

Shareholder Services — (Continued)

Exchanging Shares by Telephone
You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1‑800‑960‑0188 between 9:00 a.m. and 4:00 p.m. Eastern Time on a day that the NYSE is open for normal trading. A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”
Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).
A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1‑800‑960‑0188 for more information.
Share Price
Each Fund is open for business each day the NYSE is open. Each Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern Time.
Each Fund’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).
Each Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value by the Advisor as the Board’s “valuation designee” for purposes of Rule 2a‑5 under the 1940 Act, as determined under the guidelines approved by, and under the general oversight of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective NAVs. The SAI further describes the Funds’ valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Funds do not accept cash, money orders, cashier’s checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•	Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in iM Global’s opinion, it is so large that it would disrupt management of the Funds. Orders will also be rejected from persons believed by the Fund to be “market timers.”
12b‑1 Plan
The Trust has adopted the “Distribution Plan” under the Investment Company Act of 1940, as amended, on behalf of the Alternative Strategies Fund. Under the Distribution Plan, the Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Investor Class shares of the Fund and for related services the Fund’s distributor provides to shareholders of the Investor Class shares. The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Fund. Because this fee is paid out of the assets of the Investor Class of the Fund on an on‑going basis, over time these fees will increase the cost of your investment in the Fund shares and may cost you more than paying other types of sales charges. Institutional Class shares are not subject to the Distribution Plan.
Buying and Selling Shares through Financial Intermediaries
You may buy and sell shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Funds may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order, which may be in addition to the fees described in this Prospectus. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

100	Litman Gregory Funds Trust

Redemptions

•	After the Trust has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Normally, redemption payments by check will be mailed to you on the next business day, but your actual receipt of the check will be subject to postal delivery schedules and timing. If making immediate payment could adversely affect the Funds, it may take up to seven days to pay you. The Funds may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	A Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund will seek to maintain its portfolio weightings by selling a cross-section of the Fund’s holdings to meet redemptions.

•	During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, you could receive your redemption proceeds in the form of readily marketable securities. Receiving securities instead of cash is called “redemption in kind.” The Funds may redeem shares in kind during both normal and stressed market conditions, including when the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90‑day period. Generally, in‑kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. You may incur brokerage and other costs in converting to cash any securities distributed. It may take up to several weeks for the initial portion of the in‑kind securities to be delivered to you, and substantially longer periods for the remainder of the in‑kind securities to be delivered to you, in payment of your redemption in kind.

•	Under certain circumstances, including stressed market conditions, a Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including from a joint credit facility, in order to meet redemption requests.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
Policy Regarding Excessive Trading and Market Timing
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.
Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only. The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.
Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices. The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis (although in order for financial intermediaries to purchase Fund shares in nominee name on behalf of other persons, the Funds are required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Funds). Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.
Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares iM Global believes could be harmful to a Fund). The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Funds may, and the International Fund will, invest in non‑U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Funds or iM Global will identify all frequent purchase and sale activity affecting a Fund.
Each Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only, in which case less than $250). If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable) before a Fund takes any

Shareholder Services	101

Shareholder Services — (Continued)

action. Unless you are a tax‑exempt investor or investing through a tax‑deferred retirement plan or other tax‑advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxes on Transactions” below).
Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
Dividends, Capital Gains and Taxes

Dividends of net investment income, if any, for the Alternative Strategies Fund are generally declared and paid quarterly. Dividends of net investment income, if any, for the Dolan McEniry Corporate Bond Fund are generally declared daily and paid monthly. Dividends of net investment income, if any, for the High Income Fund are generally declared and paid monthly. Dividends of net investment income, if any, for the Global Select Fund, the International Fund, the Small Company Fund and the Oldfield International Value Fund are generally declared and paid annually. Distributions of capital gains, if any, for the High Income Fund are generally declared and paid to shareholders quarterly. Distributions of capital gains, if any, for the Global Select Fund, the International Fund, the Alternative Strategies Fund, the Small Company Fund, the Oldfield International Value Fund, and the Dolan McEniry Corporate Bond Fund are generally declared and paid to shareholders annually.
Distribution Options
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1‑800‑960‑0188 for instructions. The Funds offer three options:

•	Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•	Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.
Under each option, dividends and capital gains distributions that are reinvested will be taxed as if received by you in cash.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.
When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.
Understanding Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Funds pass their earnings along to investors as distributions. Each Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.
Taxes
As with any investment, you should consider how your investment in each Fund will be taxed. If your account is not a tax‑deferred retirement account, you should be aware of these tax implications.
Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, generally are taxable as if they were paid on December 31.
For federal income tax purposes, each Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Each Fund will send you and the IRS a statement showing the taxable distributions.
Taxes on Transactions. Your sales and redemptions, including transfers between Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution even though economically the distribution could be viewed as a partial return of capital.
There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.
When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to federal 24% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 24% of your taxable distributions and redemptions.

102	Litman Gregory Funds Trust

Index Descriptions

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non‑agency).
The Bloomberg U.S. Intermediate Credit Index is an unmanaged index that measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with less than ten years to maturity. It is composed of a corporate and a non‑corporate component that includes non‑U.S. agencies, sovereigns, supranationals and local authorities.
The Morningstar Foreign Large Value Category measures the performance of foreign large-value funds which invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex‑Japan). Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow). These funds typically will have less than 20% of assets invested in U.S. stocks.
The Morningstar Foreign Large Blend Category measures the performance of foreign large-blend funds which invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.
The Morningstar Large Blend Category measures the performance of large-blend funds which have portfolios that are fairly representative of the overall stock market in size, growth rates, and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.
The Morningstar Small Blend Category measures the performance of small-blend funds which favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small‑cap averages.
The Morningstar Multistrategy Category measures the performance of funds that use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.
The MSCI ACWI ex‑U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.
The MSCI EAFE Index comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East and is used to measure international equity performance.
The MSCI USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across the US equity markets. The value investment style characteristics for index construction are defined using three variables: book value to price, 12‑month forward earnings to price and dividend yield.
The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.
The Russell 2000® Value Index measures the performance of the small‑cap value segment of the U.S. equity universe.
The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.
The ICE BofAML U.S. 3‑Month Treasury Index is an unmanaged index that measures returns of three-month Treasury Bills.
The ICE BofAML U.S. High Yield TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization weighted.
Direct investment in an index is not possible.
Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

Index Descriptions	103

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the fiscal years or periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request.
iMGP Global Select Fund – Institutional Class
For a capital share outstanding throughout each year

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.69	$18.80	$18.62	$17.54	$15.02

Income from investment operations:
Net investment income (loss)[1]	0.05	(0.01)	(0.03)	(0.05)	0.08 [2]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.79	(4.78)	3.27	3.45	4.03

Total income (loss) from investment operations	1.84	(4.79)	3.24	3.40	4.11

Less distributions:
From net investment income	(0.05)	—	—	—	(0.08)
From net realized gains	(0.44)	(3.32)	(3.06)	(2.32)	(1.51)

Total distributions	(0.49)	(3.32)	(3.06)	(2.32)	(1.59)

Net asset value, end of year	$12.04	$10.69	$18.80	$18.62	$17.54

Total return	17.26%	(25.52)%	17.75%	19.52%	27.55%

Ratios/supplemental data:
Net assets, end of year (millions)	$117.6	$119.7	$260.7	$254.9	$286.3

Ratios of total expenses to average net assets: Before fees waived	1.46%[5]	1.50%[3]	1.29%[4]	1.35%[4]	1.35%[3]

After fees waived	1.01%[5,6]	1.18%[3,6]	1.16%[4,6]	1.23%[4,6]	1.24%[3,6]

Ratio of net investment income (loss) to average net assets	0.41%[5]	(0.06)%[3]	(0.13)%[4]	(0.29)%[4]	0.44%[2,3]

Portfolio turnover rate	55.74%	108.86%	27.74%	56.91%	25.02%[7]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non‑cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.03% of average net assets.
[4]	Includes Interest & Dividend expense of 0.01% of average net assets.
[5]	Includes Interest & Dividend expense of 0.04% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

104	Litman Gregory Funds Trust

iMGP International Fund – Institutional Class
For a capital share outstanding throughout each year

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.16	$19.50	$18.12	$17.65	$13.94

Income from investment operations:
Net investment income[1]	0.19	0.11	0.71 [3]	0.07	0.27 [2]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	2.45	(4.32)	1.39	0.80	3.97

Total income (loss) from investment operations	2.64	(4.21)	2.10	0.87	4.24

Less distributions:
From net investment income	(0.18)	(0.13)	(0.72)	(0.40)	(0.53)
From net realized gains	—	—	—	—	—

Total distributions	(0.18)	(0.13)	(0.72)	(0.40)	(0.53)

Net asset value, end of year	$17.62	$15.16	$19.50	$18.12	$17.65

Total return	17.40%	(21.58)%	11.75%	5.02%	30.45%

Ratios/supplemental data:
Net assets, end of year (millions)	$222.9	$205.6	$339.7	$326.7	$401.5

Ratios of total expenses to average net assets: Before fees waived	1.29%[5]	1.47%[4]	1.28%[5]	1.39%[4]	1.36%[4]

After fees waived	1.07%[5,6]	1.24%[4,6]	1.05%[5,6]	1.15%[4,6]	1.12%[4,6]

Ratio of net investment income to average net assets	1.15%[5]	0.68%[4]	3.63%[3,5]	0.49%[4]	1.65%[2,4]

Portfolio turnover rate	40.55%	42.74%	99.91%	59.61%	45.48%[7]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non‑cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[3]	Include non‑cash distributions amounting to $0.68 per share and 3.46% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.01% of average net assets.
[5]	Includes Interest & Dividend expense of 0.00% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	105

Financial Highlights — (Continued)

iMGP Alternative Strategies Fund – Institutional Class
For a capital share outstanding throughout each year

	Year Ended December 31,
	(Consolidated) 2023	(Consolidated) 2022	2021	2020	2019
Net asset value, beginning of year	$10.25	$11.76	$12.03	$11.70	$11.08

Income from investment operations:
Net investment income[1]	0.40	0.32	0.29 [3]	0.30	0.31 [2]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.18	(1.42)	0.16	0.41	0.64

Total income (loss) from investment operations	0.58	(1.10)	0.45	0.71	0.95

Less distributions:
From net investment income	(0.40)	(0.41)	(0.38)	(0.38)	(0.33)
From net realized gains	—	—	(0.34)	—	—

Total distributions	(0.40)	(0.41)	(0.72)	(0.38)	(0.33)

Net asset value, end of year	$10.43	$10.25	$11.76	$12.03	$11.70

Total return	5.91%[4]	(9.49)%[4]	3.82%	6.30%	8.52%

Ratios/supplemental data:
Net assets, end of year (millions)	$656.6	$973.2	$1,512.5	$1,417.1	$1,724.2

Ratios of total expenses to average net assets:
Before fees waived	1.62%[8]	1.67%[7]	1.72%[6]	1.75%[6]	1.63%[5]

After fees waived	1.37%[8,9]	1.39%[7,9]	1.44%[6,9]	1.47%[6,9]	1.51%[5,9]

Ratio of net investment income to average net assets	3.93%[8]	2.89%[7]	2.36%[3,6]	2.60%[6]	2.70%[2,5]

Portfolio turnover rate[10]	100.76%	89.62%	137.56%	193.98%	190.21%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non‑cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non‑cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	The total return does not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
[5]	Includes Interest & Dividend expense of 0.05% of average net assets.
[6]	Includes Interest & Dividend expense of 0.14% of average net assets.
[7]	Includes Interest & Dividend expense of 0.03% of average net assets.
[8]	Includes Interest & Dividend expense of 0.01% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

106	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund – Investor Class
For a capital share outstanding throughout each year

	Year Ended December 31,
	(Consolidated) 2023	(Consolidated) 2022	2021	2020	2019
Net asset value, beginning of year	$10.28	$11.79	$12.06	$11.71	$11.10

Income from investment operations:
Net investment income[1]	0.38	0.29	0.26 [3]	0.27	0.28 [2]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.18	(1.42)	0.16	0.42	0.63

Total income (loss) from investment operations	0.56	(1.13)	0.42	0.69	0.91

Less distributions:
From net investment income	(0.36)	(0.38)	(0.35)	(0.34)	(0.30)
From net realized gains	—	—	(0.34)	—	—

Total distributions	(0.36)	(0.38)	(0.69)	(0.34)	(0.30)

Net asset value, end of year	$10.48	$10.28	$11.79	$12.06	$11.71

Total return	5.61%	(9.65)%	3.54%	6.06%	8.22%

Ratios/supplemental data:
Net assets, end of year (millions)	$27.1	$45.4	$75.6	$74.2	$144.1

Ratios of total expenses to average net assets: Before fees waived	1.87%[7]	1.92%[6]	1.97%[5]	1.99%[5]	1.88%[4]

After fees waived	1.62%[7,8]	1.64%[6,8]	1.69%[5,8]	1.71%[5,8]	1.76%[4,8]

Ratio of net investment income to average net assets	3.65%[7]	2.64%[6]	2.11%[3,5]	2.36%[5]	2.44%[2,4]

Portfolio turnover rate[9]	100.76%	89.62%	137.56%	193.98%	190.21%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non‑cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non‑cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.05% of average net assets.
[5]	Includes Interest & Dividend expense of 0.14% of average net assets.
[6]	Includes Interest & Dividend expense of 0.03% of average net assets.
[7]	Includes Interest & Dividend expense of 0.01% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	107

Financial Highlights — (Continued)

iMGP High Income Fund – Institutional Class
For a capital share outstanding throughout each year

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.16	$10.27	$10.21	$10.06	$9.63

Income from investment operations:
Net investment income[1]	0.56	0.38	0.32 [2]	0.37	0.36
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, options, futures and swap contracts	0.54	(1.08)	0.33	0.16	0.44

Total income (loss) from investment operations	1.10	(0.70)	0.65	0.53	0.80

Less distributions:
From net investment income	(0.61)	(0.38)	(0.34)	(0.37)	(0.33)
From net realized gains	—	(0.03)	(0.25)	(0.01)	(0.04)

Total distributions	(0.61)	(0.41)	(0.59)	(0.38)	(0.37)

Net asset value, end of year	$9.65	$9.16	$10.27	$10.21	$10.06

Total return	12.32%	(6.85)%	6.42%	5.62%	8.37%

Ratios/supplemental data:
Net assets, end of year (millions)	$91.7	$99.8	$106.7	$87.9	$93.8

Ratios of total expenses to average net assets: Before fees waived	1.51%[6]	1.41%[5]	1.44%[5]	1.72%[4]	1.39%[3]

After fees waived	1.01%[6,7]	0.99%[5,7]	0.98%[5,7]	1.00%[4,7]	0.98%[3,7]

Ratio of net investment income to average net assets	5.98%[6]	3.93%[5]	3.11%[2,5]	3.83%[4]	3.56%[3]

Portfolio turnover rate	38.78%	49.41%	72.02%	87.63%	90.51%[8]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non‑cash distributions amounting to $0.00 per share and 0.01% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.02% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes Interest & Dividend expense of 0.03% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

108	Litman Gregory Funds Trust

iMGP Small Company Fund – Institutional Class
For a capital share outstanding throughout each period

	Year Ended December 31,			Period Ended December 31, 2020**
	2023	2022	2021
Net asset value, beginning of period	$12.87	$14.86	$12.71	$10.00

Income from investment operations:
Net investment income (loss)[1]	0.08	0.01	(0.01)	0.01
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	3.10	(2.00)	2.50	2.70

Total income (loss) from investment operations	3.18	(1.99)	2.49	2.71

Less distributions:
From net investment income	(0.11)	—	—	—
From net realized gains	(1.05)	—	(0.34)	—

Total distributions	(1.16)	—	(0.34)	—

Net asset value, end of period	$14.89	$12.87	$14.86	$12.71

Total return	24.74%	(13.39)%	19.66%	27.10	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$51.8	$48.7	$65.6	$36.8

Ratios of total expenses to average net assets:
Before fees waived	1.43%[2]	1.68%[2]	1.48%[2]	2.11	%*

After fees waived	1.15%[2]	1.15%[2]	1.15%[2,3]	1.15	%*

Ratio of net investment income (loss) to average net assets	0.59%[2]	0.11%[2]	(0.04)%[2]	0.23	%*

Portfolio turnover rate	56.46%	35.50%	45.15%	27.18	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on July 31, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

Financial Highlights	109

Financial Highlights — (Continued)

iMGP Oldfield International Value Fund – Institutional Class
For a capital share outstanding throughout the period

	Year Ended December 31,			Period Ended December 31, 2020**
	2023	2022	2021
Net asset value, beginning of period	$9.77	$11.66	$10.60	$10.00

Income from investment operations:
Net investment income (loss)[1]	0.23	0.17	0.26 [2]	(0.01)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.50	(1.90)	1.13	0.61

Total income (loss) from investment operations	1.73	(1.73)	1.39	0.60

Less distributions:
From net investment income	(0.25)	(0.11)	(0.22)	—
From net realized gains	(0.04)	(0.02)	(0.11)	—
Return of capital	—	(0.03)	—	—

Total distributions	(0.29)	(0.16)	(0.33)	—

Net asset value, end of period	$11.21	$9.77	$11.66	$10.60

Total return	17.74%	(14.89)%	13.21%	6.00	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$35.2	$33.0	$25.9	$11.2

Ratios of total expenses to average net assets:
Before fees waived	1.35%[4]	2.11%[3]	1.52%[3]	5.38	%*

After fees waived	0.94%[4]	0.94%[3]	0.94%[3,5]	0.94	%*

Ratio of net investment income (loss) to average net assets	2.11%[4]	1.64%[3]	2.15%[2,3]	(0.94	)%*

Portfolio turnover rate	27.70%	34.50%	16.31%	2.51	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on November 30, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.01% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

110	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund – Institutional Class
For a capital share outstanding throughout the period

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.54	$10.62	$10.92	$10.61	$9.83

Income from investment operations:
Net investment income[1]	0.37	0.20	0.14	0.22	0.30
Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments	0.32	(1.05)	(0.23)	0.36	0.79

Total income (loss) from investment operations	0.69	(0.85)	(0.09)	0.58	1.09

Less distributions:
From net investment income	(0.37)	(0.22)	(0.15)	(0.24)	(0.30)
From net realized gains	—	(0.01)	(0.06)	(0.03)	(0.01)

Total distributions	(0.37)	(0.23)	(0.21)	(0.27)	(0.31)

Net asset value, end of year	$9.86	$9.54	$10.62	$10.92	$10.61

Total return	7.38%	(8.08)%	(0.86)%	5.50%	11.25%

Ratios/supplemental data:
Net assets, end of year (thousands)	$204,102	$95,178	$90,827	$57,666	$13,066

Ratios of total expenses to average net assets:
Before fees waived	0.83%[3]	1.02%	0.96%[2]	1.34%	4.36%

After fees waived	0.70%[3]	0.70%	0.70%[2]	0.70%	0.70%

Ratio of net investment income to average net assets	3.87%[3]	2.01%	1.28%[2]	2.07%	2.83%

Portfolio turnover rate	21.22%	26.08%[4]	32.65%[4]	40.00%[4]	16.00%[4]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.02% of average net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
Financial information for fiscal years prior to December 31, 2021 was audited by the Predecessor Fund’s independent registered public accounting firm

Financial Highlights	111

For More Information
Statement of Additional Information:

The SAI contains additional information about the Funds.
Annual and Semi-Annual Reports:

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
The SAI and the Funds’ Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Funds’ Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Funds, please call 1‑800‑960‑0188. You may also obtain a copy of the SAI or Annual or Semi-Annual Reports, free of charge, by accessing the Funds’ website (http://www.imgpfunds.com), or by writing to the Funds.
SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Funds’ Annual or Semi-Annual Reports to Shareholders and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may request copies of information available on the EDGAR Database by an electronic request at the following E‑mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.
Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Global Select Fund	Equity
Institutional Class		MSEFX	53700T108	305
International Fund	Intl
Institutional Class		MSILX	53700T207	306
Alternative Strategies Fund	Alternative
Institutional Class		MASFX	53700T801	421
Investor Class		MASNX	53700T884	447
High Income Fund	High Income
Institutional Class		MAHIX	53700T876	1478
Small Company Fund	Small Value
Institutional Class		PFSVX	53700T850	2965
Oldfield International Value Fund	International Value
Institutional Class		POIVX	53700T843	2966
Dolan McEniry Corporate Bond Fund	Corporate Bond
Institutional Class		IDMIX	53700T777	2967
Website:

www.imgpfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1‑800‑960‑0188	ALPS Distributors, Inc. Denver, Colorado 80203 ©2024 iM Global Partner Fund Management, LLC. All rights reserved.

Investment Company Act File No: 811-07763

Prospectus
iMGP DBi Managed Futures Strategy ETF (DBMF)
Listed on the NYSE Arca under the symbol “DBMF”
iMGP DBi Hedge Strategy ETF (DBEH)
Listed on the NYSE Arca under the symbol “DBEH”
iMGP Berkshire Dividend Growth ETF (BDVG)
Listed on the NYSE Arca under the symbol “BDVG”
April 29, 2024
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission (“CFTC”), nor has the SEC or the CFTC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

For More Information	Back Cover

iMGP DBi Managed Futures Strategy ETF

Summary Section
Investment Objective

The iMGP DBi Managed Futures Strategy ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and/or Service (12b‑1) Fees[1]	None
Other Expenses	None

Total Annual Fund Operating Expenses	0.85%

(1)	The Fund’s Rule 12b‑1 Plan is authorized but inactive, such that no related fees accrue to the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$87	$271	$471	$1,049
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Because amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the Fund, the Fund did not report a portfolio turnover rate during the fiscal year ended December 31, 2023.
Principal Strategies

The Fund is a non‑diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy (described below); (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by the Fund’s sub‑advisor, Dynamic Beta investments (“DBi” or the “Sub‑Advisor”), and will comply with the Fund’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes.
The Fund’s managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Fund positions in those contracts are determined based on a proprietary, quantitative model – the Dynamic Beta Engine – that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds (“CTA hedge funds”), which are hedge funds that use futures or forward contracts to achieve their investment objectives. The Dynamic Beta Engine analyzes recent (i.e., trailing 60‑day) performance of CTA hedge funds in order to identify a portfolio of liquid financial instruments that closely reflects the estimated current asset allocation of the selected pool of CTA hedge funds, with the goal of simulating the performance, but not the underlying positions, of those funds.
The Dynamic Beta Engine uses data sourced from (1) publicly available U.S. futures market data obtained and cross-checked through multiple common subscription pricing sources, and (2) public CTA hedge fund indexes obtained through common subscription services and cross-checked with publicly available index information. The Sub‑Advisor relies exclusively on the Dynamic Beta Engine and does not have discretion to override the model-determined asset allocation or portfolio weights. The Sub‑Advisor will periodically review whether instruments should be added to or removed from the model in order to improve the model’s efficiency. The model’s asset allocation is limited to asset classes that are traded on U.S.-based exchanges. Based on this analysis, the Fund will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts selected from a pool of the most liquid derivative contracts, as determined by the Sub‑Advisor.
Futures contracts and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre‑determined price in the future. The Fund takes long positions in derivative contracts that provide exposure to various asset classes, sectors and/or markets that the Fund expects to rise in value, and takes short positions in asset classes, sectors and/or markets that the Fund expects to fall in value. The Fund expects to limit its investments to highly-liquid, domestically-traded contracts that the Sub‑Advisor believes exhibit the highest correlation to what the Sub‑Advisor perceives to be the core positions of the target hedge funds. Such core positions are generally long and short positions in domestically-traded derivative contracts viewed as highly liquid by the Sub‑Advisor. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract.

2	Litman Gregory Funds Trust

Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.
The Fund may have gross notional exposure, which is defined as the sum of the notional exposure of both long and short derivative positions across the Fund, that approximates the current asset allocation and matches the risk profile of a diversified pool of the largest CTAs. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage. Under normal market conditions, the Sub‑Advisor will seek to achieve Fund volatility of 8‑10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.
The Sub‑Advisor will, in an effort to reduce certain risks (e.g., volatility of returns), limit the Fund’s gross notional exposure on certain futures contracts whose returns are expected to be particularly volatile. In addition to these specific exposure limits, the Sub‑Advisor will use quantitative methods to assess the level of risk for the Fund.
The Fund intends to gain exposure to commodities through its investments in the Subsidiary and may invest up to 20% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, fixed income securities, pooled investment vehicles, including those that are not registered with the SEC under the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments; however, the Subsidiary complies with the same 1940 Act requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
In addition to its use of futures and investment in the Subsidiary, the Fund expects, under normal circumstances, to invest a large portion of the portfolio in debt securities in order to collateralize its derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.
The Fund will not invest in cryptocurrency or digital assets or cryptocurrency or digital asset derivatives.
Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.
Principal Risks

As with any investment, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Managed Futures Strategy Risk. In seeking to achieve its investment objective, the Fund will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon the Sub‑Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that the Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•	Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors

Fund Summary	3

iMGP DBi Managed Futures Strategy ETF — (Continued)

affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary types of derivatives in which the Fund or the Subsidiary invest are futures contracts and forward contracts. Futures contracts and forward contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts and forward contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts and forward contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts or forward contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and forward contracts.

•	Commodities Risk. Exposure to the commodities markets (including financial futures markets) may subject the Fund, through its investment in the Subsidiary, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers.

The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•	Equity Securities Risk. The Fund may have exposure to equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

•	Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡
Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in‑kind. As a

4	Litman Gregory Funds Trust

result, the Fund may pay out higher annual capital gain distributions than if the in‑kind redemption process was used.

¡	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments

¡	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra‑day (premium) or less than the NAV intra‑day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

¡	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•	Leverage Risk. Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund or its Subsidiary holding positions whose face or notional value may be many times the Fund’s NAV. As a result of this leveraging, even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Volatility is a statistical measurement of the variations of returns of a security or fund or index over time. Higher volatility generally indicates high risk. You could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

•	Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

•	Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub‑Advisor. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Management Risk. The Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Models and Data Risk. This is the risk that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•	Non‑Diversified Fund Risk. Because the Fund is “non‑diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•
Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of

Fund Summary	5

iMGP DBi Managed Futures Strategy ETF — (Continued)

the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

•	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

•	Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

•	Forward Contracts Risk. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may invest in non‑deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non‑convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

•	Tax Risk. The federal income tax treatment of the Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•	Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub‑Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub‑Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or its Subsidiary or that could adversely impact the Fund’s performance.
Performance

Simultaneous with the Fund’s commencement of operation on September 20, 2021, the Fund acquired the assets and assumed the liabilities of the iM DBi Managed Futures Strategy ETF, a series of Manager Directed Portfolios (the “Predecessor Fund”), in a reorganization (the “Reorganization”). The Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization. Performance prior to September 20, 2021 is that of the Predecessor Fund.
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year. The table below shows how the Fund’s average annual total returns for the 1‑year and since inception periods compare to those of a broad-based market index. Past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.imgpfunds.com.

6	Litman Gregory Funds Trust

DBi Managed Futures Strategy ETF
Calendar Year Total Returns as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:	12.55%	Quarter ended June 30, 2022
Lowest:	-9.31%	Quarter ended March 31, 2023

Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	Since Inception (5/7/2019)
DBi Managed Futures Strategy ETF
Return Before Taxes	‑8.72%	7.36%
Return After Taxes on Distributions	‑9.68%	5.45%
Return After Taxes on Distributions and Sale of Shares	‑5.16%	5.12%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)	5.53%	0.49%
SG CTA Index
(reflects no deduction for fees, expenses, or taxes)	‑3.49%	5.88%

Effective April 29, 2024, the iMGP DBi Managed Futures Strategy ETF’s primary benchmark changed from the SG CTA Index to the Bloomberg U.S. Aggregate Bond Index. The SG CTA Index is now the Fund’s secondary benchmark.
The Fund’s after‑tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax‑deferred account, such as a 401(k) plan or an individual retirement account, after‑tax returns shown are not relevant to your investment. The after‑tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:

Dynamic Beta investments, LLC	Andrew Beer, Managing Member	2019

	Mathias Mamou-Mani, Managing Member	2019
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 17 of this Prospectus.

Fund Summary	7

iMGP DBi Hedge Strategy ETF

Summary Section
Investment Objective

The iMGP DBi Hedge Strategy ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and/or Service (12b‑1) Fees[1]	None
Other Expenses	None

Total Annual Fund Operating Expenses	0.85%

(1)	The Fund’s Rule 12b‑1 Plan is authorized but inactive, such that no related fees accrue to the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$87	$271	$471	$1,049
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Because amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the Fund, the Fund did not report a portfolio turnover rate during the fiscal year ended December 31, 2023.
Principal Strategies

The Fund is a non‑diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy (described below); and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund seeks to model its investments after long/short equity hedge fund strategies and does not invest in hedge funds. Because the Fund is not a hedge fund, the Fund will be limited in its ability to fully replicate hedge fund strategies due to regulatory requirements, including limitations on leverage and liquidity of the Fund’s investments.
The Fund invests in long and short positions in exchange-traded futures contracts across the broad asset classes of equities, fixed income, and currencies. The long and short positions in the futures contracts are determined by the Fund’s sub‑adviser, Dynamic Beta investments (“DBi” or the “Sub‑Advisor”), using a proprietary, quantitative model – the Dynamic Beta Engine. The Dynamic Beta Engine is designed to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds, which are hedge funds that employ fundamental analysis to buy or sell short individual equity securities to achieve their respective investment objectives (“Equity Hedge funds”).
Equity Hedge funds typically diversify their risks by limiting the hedge fund’s net exposure to certain industries, regions, or market capitalizations, which allows them to focus on company-specific characteristics. Equity Hedge funds often hedge against the returns of the overall market. The Fund will not necessarily use its long and short positions to reduce risk by taking offsetting positions. The Fund may take uncorrelated positions (e.g., invest in long and short futures contracts with values that do not historically exhibit a strong relationship to each other), which may increase the Fund’s overall market exposure and risk.
DBi has conducted extensive research into the drivers of performance of hedge funds and believes that individual security selection by the target Equity Hedge funds can deliver market outperformance over time through shifts in asset allocation among major equity markets. For example, if fundamentally-driven hedge fund managers collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Dynamic Beta Engine can identify this and shift asset allocation exposures accordingly.
Based on this model, the Fund will invest in an optimized portfolio of long and short positions in U.S. exchange-traded futures contracts, as determined by the Sub‑Advisor. This process is repeated monthly, with all positions rebalanced at that time. The Dynamic Beta Engine analyzes recent historical performance of a diversified pool of the largest Equity Hedge funds in order to estimate the current asset allocation of a selected pool of Equity Hedge funds. The Sub‑Advisor relies exclusively on the model and does not have discretion to override the model-determined asset allocation or portfolio weights. Investing in a limited number of highly liquid futures contracts and monthly rebalancing is

8	Litman Gregory Funds Trust

expected to keep transaction costs low relative to Equity Hedge funds. The model seeks to replicate Equity Hedge funds by analyzing historical returns of Equity Hedge funds provided by a third-party data provider and identifying futures contracts that most closely reflect the Equity Hedge funds’ estimated current exposures across the various asset classes.
Futures contracts are contractual agreements to buy or sell a particular equity index, currency, or financial instrument at a pre‑determined price in the future. The Fund will invest in a limited number of highly-liquid futures contracts (including futures contracts on underlying instruments such as listed U.S. equity indices, baskets of currency, and U.S. treasury securities) that the Sub‑Advisor believes exhibit the highest correlation to what the Sub‑Advisor perceives to be the core positions of the target Equity Hedge funds, which are generally long and short positions of individual equity securities. The Fund will take long and short positions in U.S. exchange-traded derivative contracts viewed as highly liquid by the Sub‑Advisor. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.
The Sub‑Advisor will use quantitative methods to assess the level of risk for the Fund. The Fund may invest in derivative contracts that have an aggregate notional value that is greater than the Fund’s total assets. The notional value of a derivatives contract is the market value of the asset underlying the derivatives contract. Aggregate notional value is the sum of the notional values of the Fund’s derivatives contracts. The Fund’s aggregate notional value is intended to approximate the current risk profile of a diversified pool of the largest Equity Hedge funds. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage, which is inherent in the futures positions held by the Fund. Volatility is a statistical measure of the frequency and level of changes in the Fund’s returns over time without regard to the direction of those changes. Higher volatility generally indicates higher risk. Under normal market conditions, the Sub‑Advisor will seek to achieve Fund volatility of 8‑10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.
The Fund expects, under normal circumstances, to invest a large portion of the portfolio in investment grade debt securities in order to collateralize the Fund’s derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.
The Fund will not invest in cryptocurrency or digital assets or cryptocurrency or digital asset derivatives.
Because the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.
Principal Risks

As with any investment, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Equity Hedge Strategy Risk. The Fund uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon the Sub‑Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that the Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Fund Summary	9

iMGP DBi Hedge Strategy ETF — (Continued)

•	Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Long Short Risk. The Fund seeks long exposure to certain factors and short exposure to certain other factors. The Fund may or may not take long or short positions in correlated asset classes. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The Dynamic Beta Engine may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures contracts, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary type of derivatives in which the Fund invests is futures contracts. As discussed above, futures contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts.

•	Equity Securities Risk. Through the Fund’s use of derivatives, the Fund may have exposure to equity securities and/or broad-based equity indices. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•	Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡
Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may

10	Litman Gregory Funds Trust

cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in‑kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in‑kind redemption process was used.

¡	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

¡	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra‑day (premium) or less than the NAV intra‑day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

¡	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•	Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

•	Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-

term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub‑Advisor. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Models and Data Risk. This is the risk that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•	Non‑Diversified Fund Risk. Because the Fund is “non‑diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•	Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

•	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

•	Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

•
Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or

Fund Summary	11

iMGP DBi Hedge Strategy ETF — (Continued)

Sub‑Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub‑Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance.
Performance

Simultaneous with the Fund’s commencement of operation on September 20, 2021, the Fund acquired the assets and assumed the liabilities of the iM DBi Hedge Strategy ETF, a series of Manager Directed Portfolios (the “Predecessor Fund”), in a reorganization (the “Reorganization”). The Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization. Performance prior to September 20, 2021 is that of the Predecessor Fund.
DBi Hedge Strategy ETF
Calendar Year Total Returns as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:	15.50%	Quarter ended December 31, 2020
Lowest:	-11.80%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	Since Inception (12/17/2019)
DBi Hedge Strategy ETF
Return Before Taxes	7.91%	6.91%
Return After Taxes on Distributions	6.61%	5.26%
Return After Taxes on Distributions and Sale of Shares	4.68%	4.95%
MSCI All Country World Index	22.20%	8.47%
Morningstar US Fund Long-Short Equity Category
(reflects no deduction for fees, expenses, or taxes)	9.94%	4.66%
Effective April 29, 2024, the iMGP DBi Hedge Strategy ETF’s primary benchmark changed from the Morningstar US Fund Long-Short Equity Category to the MSCI All Country World Index. The Morningstar US Fund Long-Short Equity Category is now the Fund’s secondary benchmark.
The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE PREDECESSOR FUND SINCE:

Dynamic Beta investments, LLC	Andrew Beer, Managing Member	2019

	Mathias Mamou-Mani, Managing Member	2019
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section on page 17 of this Prospectus.

12	Litman Gregory Funds Trust

iMGP Berkshire Dividend Growth ETF

Investment Objective

The iMGP Berkshire Dividend Growth ETF (the “Fund”) seeks dividend income and long-term capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Distribution and/or Service (12b‑1) Fees[1]	None
Other Expenses	None

Total Annual Fund Operating Expenses	0.55%

(1)	The Fund’s Rule 12b‑1 Plan is authorized but inactive, such that no related fees accrue to the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$56	$176	$307	$689
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from June 29, 2023 (commencement of operations) until December 31, 2023, the Fund’s portfolio turnover rate was 0.02% of the average value of its portfolio.
Principal Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of U.S. companies that pay dividends annually, with an emphasis on stocks that have a strong track record of paying quarterly dividends or that are expected to increase their dividends over the next one to five years. The Fund seeks to generate a growing stream of equity income by investing in a select portfolio of high-quality businesses that the Fund’s sub‑advisor, Berkshire Asset Management LLC (“Berkshire” or the “Sub‑Advisor”), believes generally have a high, stable, and growing dividend. The Sub‑Advisor focuses on a company’s regular, periodic dividends in its analysis of dividend growth, but may also take into account past payments of special dividends, meaning a non‑recurring, one‑time dividend distributed to a company’s stockholders. The Fund invests primarily in large-capitalization U.S. companies with market capitalizations of $10 billion or higher at the time of initial purchase.
The Fund seeks to invest in companies that have a current dividend yield that is at least as high as the S&P 500 Index average yield. The Fund may invest in companies with a lower dividend yield, however, if the Sub‑Advisor believes that those companies have a clear path to paying higher dividends.
In selecting investments for the Fund, the Sub‑Advisor considers the amount of a company’s current dividend yield, the stability of the dividend, and the growth of the dividend. The Sub‑Advisor evaluates a company’s balance sheet as it relates to the stability of the dividend, including how the amount of a company’s leverage could potentially impact that dividend. In addition, the Sub‑Advisor looks for companies that have a history of dividend growth, as well as prospects for future dividend growth. In assessing dividend growth, the Sub‑Advisor looks for companies with strong return on equity, which is a measure of a company’s profitability in relation to its stockholders’ equity.
The Fund’s portfolio is comprised of 30 to 40 high-quality companies that the Sub‑Advisor views as reasonably priced, where the companies are paying and growing dividends over a period of time of one to five years. The Fund seeks to provide superior risk-adjusted returns when compared to both the Russell 1000 Value Index and S&P 500 Index. The Fund may focus its investments from time to time in one or more sectors of the economy or stock market as a result of the implementation of its principal investment strategies.
The Fund may invest up to 15% of its net assets in foreign equity securities, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Depositary Receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.
The Fund will not invest in cryptocurrency or digital assets or cryptocurrency or digital asset derivatives.
Securities may be sold if they underperform or to implement a revised allocation based on a modified view of market conditions. The Fund may also sell a security when the Sub‑Advisor believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions.

Fund Summary	13

iMGP Berkshire Dividend Growth ETF — (Continued)

Principal Risks

As with all exchange-traded funds, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Dividend Paying Securities Risk. The Fund’s emphasis on dividend-paying securities could cause the Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. In addition, issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions.

•	Mid‑Sized Companies Risk. The Fund may invest a portion of its assets in the securities of midsized companies. Securities of these companies are generally more volatile and less liquid than the securities of large‑cap companies. This is because mid‑cap companies may be more reliant on a few products, services or key personnel than large‑cap companies, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

•	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.
•	Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in‑kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in‑kind redemption process was used.

¡	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments

¡
Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra‑day (premium) or less than the NAV intra‑day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the

14	Litman Gregory Funds Trust

Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

¡	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Investment Selection Risk. The sub‑advisor’s portfolio managers may select investments that underperform and investors’ Fund shares may decline in value. This risk may be more significant when the sub‑advisor invests the Fund’s holdings in a limited number of securities, as may be the case with the Fund, because an individual holding can magnify the potential for gains and losses due to its proportional impact on the value of the Fund’s shares.

•	New Fund Risk. The Fund has limited operating history for investors to evaluate. Its performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non‑U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub‑advisor’s control, including instances at third parties. The Fund, the Advisor and the sub‑advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or its Subsidiary or that could adversely impact the Fund’s performance.

•	Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund’s shares may fall.
Performance

Because the iMGP Berkshire Dividend Growth ETF commenced operations on June 28, 2023, no performance information is presented at this time. Once the Fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. This information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compares with those of a broad measure of market performance. Updated performance information is available on the Fund’s website at www.imgpfunds.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Fund Summary	15

iMGP Berkshire Dividend Growth ETF — (Continued)

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Director, Head of Fixed Income US and Co‑Portfolio Manager	(September 2023)

	Kiko Vallarta, CFA, Senior Vice President, Co‑Head of Equity Strategies and Co‑Portfolio Manager	Since inception (June 2023)

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:

Berkshire Asset Management LLC	Kenneth Krogulski, CFA	Since inception (June 2023)

	Gerard Mihalick, CFA	Since inception (June 2023)

	Michael Weaver, CFA	Since inception (June 2023)
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section below.

16	Litman Gregory Funds Trust

Summary of Other Important Information Regarding the Funds

Purchase and Sale of Shares

Shares of each Fund (“Shares”) are listed and trade on the NYSE Arca (the “Exchange”). Individual Shares may only be bought and sold on the Exchange through a broker or dealer at market prices, rather than at NAV. Because Shares trade at market prices rather than at NAV, Shares may trade at a price greater than at NAV (premium) or less than at NAV (discount). Investors may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “Bid‑Ask Spread”).
Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Each Fund generally issues and redeems Creation Units in exchange for a designated amount of U.S. cash and/or a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”).
Information on each Fund’s NAV, market price, premiums and discounts to NAV, and bid‑ask spreads is available on the Fund’s website www.imgpfunds.com.
Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax‑advantaged account. Distributions on investments made through tax‑deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), iM Global, the Funds’ investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Fund Summary	17

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective has been adopted as a non‑fundamental investment policies and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
iMGP DBi Managed Futures Strategy ETF

The Fund is a non‑diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy (described below); (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by the Fund’s sub‑adviser, Dynamic Beta investments (“DBi” or the “Sub‑Advisor”), and will comply with the Fund’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes.
The Fund’s managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Fund positions in those contracts are determined based on a proprietary, quantitative model – the Dynamic Beta Engine – that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds (“CTA hedge funds”), which are hedge funds that use futures or forward contracts to achieve their investment objectives. The Dynamic Beta Engine analyzes recent (i.e., trailing 60‑day) performance of CTA hedge funds in order to identify a portfolio of liquid financial instruments that closely reflects the estimated current asset allocation of the selected pool of CTA hedge funds, with the goal of simulating the performance, but not the underlying positions, of those funds.
The Dynamic Beta Engine uses data sourced from (1) publicly available U.S. futures market data obtained and cross-checked through multiple common subscription pricing sources, and (2) public CTA hedge fund indexes obtained through common subscription services and cross-checked with publicly available index information. The Sub‑Advisor relies exclusively on the Dynamic Beta Engine and does not have discretion to override the model-determined asset allocation or portfolio weights. The Sub‑Advisor will periodically review whether instruments should be added to or removed from the model in order to improve the model’s efficiency. The model’s asset allocation is limited to asset classes that are traded on U.S.-based exchanges. Based on this analysis, the Fund invests in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts selected from a pool of the most liquid derivative contracts, as determined by the Sub‑Advisor.
Futures contracts and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre‑determined price in the future. The Fund takes long positions in derivative contracts that provide exposure to various asset classes, sectors and/or markets that the Fund expects to rise in value, and takes short positions in asset classes, sectors and/or markets that the Fund expects to fall in value. The Fund expects to limit its investments to highly-liquid, domestically-traded contracts that the Sub‑Advisor believes exhibit the highest correlation to what the Sub‑Advisor perceives to be the core positions of the target hedge funds. Such core positions are generally long and short positions in domestically-traded derivative contracts viewed as highly liquid by the Sub‑Advisor. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.
The Fund may have gross notional exposure, which is defined as the sum of the notional exposure of both long and short derivative positions across the Fund, that approximates the current asset allocation and matches the risk profile of a diversified pool of the largest CTAs. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage. Under normal market conditions, the Sub‑Advisor seeks to achieve Fund volatility of 8‑10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.
In an effort to reduce certain risks (e.g., volatility of returns), the Sub‑Advisor limits the Fund’s gross notional exposure on certain futures contracts whose returns are expected to be particularly volatile. In addition to these specific exposure limits, the Sub‑Advisor uses quantitative methods to assess the level of risk for the Fund.
The Fund intends to gain exposure to commodities through its investments in the Subsidiary and may invest up to 20% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, fixed income securities, pooled investment vehicles, including those that are not registered with the SEC under the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
In addition to its use of futures and investment in the Subsidiary, the Fund expects, under normal circumstances, to invest a large portion of the portfolio in debt securities in order to collateralize its derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than

18	Litman Gregory Funds Trust

one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.
The Fund will not invest in cryptocurrency or digital assets or cryptocurrency or digital asset derivatives.
Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.
iMGP DBi Hedge Strategy ETF

The Fund is a non‑diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy (described below); and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund seeks to model its investments after long/short equity hedge fund strategies and does not invest in hedge funds. Because the Fund is not a hedge fund, the Fund is limited in its ability to fully replicate hedge fund strategies due to regulatory requirements, including limitations on leverage and liquidity of the Fund’s investments.
The Fund invests in long and short positions in exchange-traded futures contracts across the broad asset classes of equities, fixed income, and currencies. The long and short positions in the futures contracts are determined by the Fund’s sub‑adviser, Dynamic Beta investments (“DBi” or the “Sub‑Advisor”), using a proprietary, quantitative model – the Dynamic Beta Engine. The Dynamic Beta Engine is designed to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds, which are hedge funds that employ fundamental analysis to buy or sell short individual equity securities to achieve their respective investment objectives (“Equity Hedge funds”).
Equity Hedge funds typically diversify their risks by limiting the hedge fund’s net exposure to certain industries, regions, or market capitalizations, which allows them to focus on company-specific characteristics. Equity Hedge funds often hedge against the returns of the overall market. The Fund will not necessarily use its long and short positions to reduce risk by taking offsetting positions. The Fund may take uncorrelated positions (e.g., invest in long and short futures contracts with values that do not historically exhibit a strong relationship to each other), which may increase the Fund’s overall market exposure and risk.
DBi has conducted extensive research into the drivers of performance of hedge funds and believes that individual security selection by the target Equity Hedge funds can deliver market outperformance over time through shifts in asset allocation among major equity markets. For example, if fundamentally-driven hedge fund managers collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Dynamic Beta Engine can identify this and shift asset allocation exposures accordingly.
Based on this model, the Fund invests in an optimized portfolio of long and short positions in U.S. exchange-traded futures contracts, as determined by the Sub‑Advisor. This process is repeated monthly, with all positions rebalanced at that time. The Dynamic Beta Engine analyzes recent historical performance of a diversified pool of the largest Equity Hedge funds in order to estimate the current asset allocation of a selected pool of Equity Hedge funds. The Sub‑Advisor relies exclusively on the model and does not have discretion to override the model-determined asset allocation or portfolio weights. Investing in a limited number of highly liquid futures contracts and monthly rebalancing is expected to keep transaction costs low relative to Equity Hedge funds. The model seeks to replicate Equity Hedge funds by analyzing historical returns of Equity Hedge funds provided by a third-party data provider and identifying futures contracts that most closely reflect the Equity Hedge funds’ estimated current exposures across the various asset classes.
Futures contracts are contractual agreements to buy or sell a particular equity index, currency, or financial instrument at a pre‑determined price in the future. The Fund invests in a limited number of highly-liquid futures contracts (including futures contracts on underlying instruments such as listed U.S. equity indices, baskets of currency, and U.S. treasury securities) that the Sub‑Advisor believes exhibit the highest correlation to what the Sub‑Advisor perceives to be the core positions of the target Equity Hedge funds, which are generally long and short positions of individual equity securities. The Fund takes long and short positions in U.S. exchange-traded derivative contracts viewed as highly liquid by the Sub‑Advisor. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.
The Sub‑Advisor uses quantitative methods to assess the level of risk for the Fund. The Fund may invest in derivative contracts that have an aggregate notional value that is greater than the Fund’s total assets. The notional value of a derivatives contract is the market value of the asset underlying the derivatives contract. Aggregate notional value is the sum of the notional values of the Fund’s derivatives contracts. The Fund’s aggregate notional value is intended to approximate the current risk profile of a diversified pool of the largest Equity Hedge funds. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage, which is inherent in the futures positions held by the Fund. Volatility is a statistical measure of the frequency and level of changes in the Fund’s returns over time without regard to the direction of those changes. Higher volatility generally indicates higher risk. Under normal market conditions, the Sub‑Advisor seeks to achieve Fund volatility of 8‑10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.
The Fund expects, under normal circumstances, to invest a large portion of the portfolio in investment grade debt securities in order to collateralize the Fund’s derivative investments, for

Investment Objectives and Principal Investment Strategies	19

Investment Objectives and Principal Investment Strategies — (Continued)

liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.
The Fund will not invest in cryptocurrency or digital assets or cryptocurrency or digital asset derivatives.
Because the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.
iMGP Berkshire Dividend Growth ETF

The Fund’s investment objective is to seek dividend income and long-term capital appreciation. The Fund’s investment objective has been adopted as a non‑fundamental investment policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of U.S. companies that pay dividends annually, with an emphasis on stocks that have a strong track record of paying quarterly dividends or that are expected to increase their dividends over the next one to five years. The Fund seeks to generate a growing stream of equity income by investing in a select portfolio of high-quality businesses that the Fund’s sub‑advisor, Berkshire Asset Management LLC (“Berkshire” or the “Sub‑Advisor”) believes generally have a high, stable, and growing dividend. The Sub‑Advisor focuses on a company’s regular, periodic dividends in its analysis of dividend growth, but may also take into account past payments of special dividends, meaning a non‑recurring, one‑time dividend distributed to a company’s stockholders. The Fund invests primarily in large-capitalization U.S. companies with market capitalizations of $10 billion or higher at the time of initial purchase.
In analyzing potential investments, the Sub‑Advisor does not simply consider the highest yielding names in the Fund’s investment universe. The Sub‑Advisor also analyzes three aspects of the company’s dividend: (1) the amount of the current dividend, (2) stability of the dividend, and (3) the growth of the dividend. In considering the amount of the current dividend, the Sub‑Advisor seeks to invest in companies that have a current dividend yield (that is, the percentage of a company’s share price that it pays out in dividends each year) that is at least as high as the S&P 500 Index average yield. The Sub‑Advisor compares a company’s dividend yield to the average yield of the S&P 500 Index in order to identify companies that can provide current return to offset market volatility. The Fund may invest in companies with a lower dividend yield, however, if the Sub‑Advisor believes that those companies have a clear path to paying higher dividends.
In considering the stability of a company’s dividend, the Sub‑Advisor evaluates the company’s balance sheet, including how the amount of the company’s leverage could potentially impact that dividend. Too much debt, when combined with certain business models, can result in dividends being cut or suspended. Equity investors are at the bottom of the capital structure, and so the Sub‑Advisor evaluates all of a company’s more senior claims as a means of estimating the ongoing stability of the dividend. The Sub‑Advisor also considers the historic volatility of a company’s operating margins and the consistency of its underlying business and end markets in order to evaluate the stability of its dividend.
The Sub‑Advisor also seeks to identify companies that have a history of dividend growth, as well as prospects for future dividend growth. In assessing the potential for future dividend growth, a key metric the Sub‑Advisor considers is the return on equity for a business in order to understand how the company generates free cash flow that could be available for future dividend payments. The Sub‑Advisor analyzes a company’s return on equity using the Dupont formula, which focuses on three separate elements: net profit margin (how much profit the company obtains from its revenues), asset turnover (how effectively the company makes use of its assets) and equity multiplier (a measure of how much the company is leveraged). The Sub‑Advisor uses this analysis to model a company’s future income statement, balance sheet and free cash flow and determine its future dividend payout ratio to assess its dividend growth potential. The Sub‑Advisor seeks to identify companies that have above average cash flow, as compared to the companies in the Fund’s investment universe, and a trajectory of increasing cash flow over time as a means of identifying companies with the potential to grow dividends.
Under normal market conditions, the Fund’s portfolio is comprised of 30 to 40 high-quality companies at prices the Sub‑Advisor views as reasonably priced, where the companies are paying and growing dividends over a period of time of one to five years. In determining whether a security is reasonably priced, the Sub‑Advisor conducts a fundamental analysis of a company’s financials in order to determine its intrinsic value (as opposed to its market value) and seeks to purchase securities at or below this intrinsic value. The Sub‑Advisor seeks to provide superior risk-adjusted returns when compared to both the Russell 1000 Value Index and S&P 500 Index through its focus on identifying large cap companies with dividend growth potential, based on its proprietary analysis of a company’s fundamentals and forward-looking modeling process. The Fund also seeks to provide downside protection in times of market volatility, in that the dividend-paying securities in which the Fund invests can provide current return to offset market volatility. However, in periods of strong up markets, the portfolio is unlikely to exhibit greater upside compared to the indexes. Over the course of a full market cycle, the Fund’s investment strategy seeks to have a lower risk profile than the general market. A “market cycle” is the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. The term of a full market cycle can vary from three to five years or as long as five to ten years.

20	Litman Gregory Funds Trust

The Fund may invest up to 15% of its net assets in foreign equity securities, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Depositary Receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.
The Fund will not invest in cryptocurrency or digital assets or cryptocurrency or digital asset derivatives.
The Sub‑Advisor has discretion to actively manage the Fund’s portfolio in accordance with the Fund’s investment objective. Securities may be sold if they underperform or to implement a revised allocation based on a modified view of market conditions. The Fund may also sell a security when the Sub‑Advisor believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions.

Investment Objectives and Principal Investment Strategies	21

Evaluation and Selection of Sub‑Advisors by the Advisor

iM Global Partner Fund Management, LLC (“iM Global” or the “Advisor”), as the Funds’ investment adviser, is responsible for hiring and removing sub‑advisors. Before hiring a sub‑advisor, iM Global performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. iM Global’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. Each sub‑advisor’s management fee is also an important consideration. It is iM Global’s objective to hire sub‑advisors that it believes are skilled and can deliver strong market cycle returns when taking risk into account. iM Global defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. A full market cycle is usually three to five years, but can vary considerably. The top of a cycle is called a peak and the bottom a trough. iM Global generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years. iM Global is responsible for the general overall supervision of the sub‑advisors along with allocating the portfolio’s assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time. Generally, iM Global seeks to make tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective and prefers managers who it believes will be able to add value through security selection.
In the event a manager ceases to manage a Fund’s portfolio, iM Global will select a replacement manager. The securities that were held in the departing manager’s portfolio may be retained by the replacement manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.

22	Litman Gregory Funds Trust

Description of Principal Investment Risks

All ETFs carry a certain amount of risk. The returns of each Fund (collectively, the “Funds”) will vary, and you could lose money on your investment in the Funds. An investment in a Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for each Fund are identified in the Funds’ Summary Sections and are described in further detail below. Additional information about the principal risks is included in the Funds’ Statement of Additional Information (the “SAI”).
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks described below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses.
The following table summarizes the principal risks of investing in each Fund. Your investment may be subject (in varying degrees) to these risks as well as other risks. Each Fund may be more susceptible to some of these risks than others. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	iMGP DBi Managed Futures Strategy ETF	iMGP DBi Hedge Strategy ETF	iMGP Berkshire Dividend Growth ETF
Commodities Risk	✓
Credit Risk	✓	✓
Currency Risk	✓	✓
Cybersecurity Risk			✓
Debt Securities and Fixed-Income Risk	✓	✓
Derivatives Risk	✓	✓
Dividend Paying Securities Risk			✓
Equity Hedge Strategy Risk		✓
Equity Securities Risk	✓	✓	✓
ETF Risks	✓	✓	✓
Forward Contracts Risk	✓
Foreign Investing Risk			✓
Futures Contracts Risk	✓	✓
Geopolitical Events Risk	✓	✓
Government Securities and Agency Risk	✓	✓
Growth Investing Risk			✓
Inflation Risk	✓	✓
Interest Rate Risk	✓	✓
Investment Selection Risk			✓
Large Capitalization Investing Risk			✓
Large Shareholder Risk			✓
Leverage Risk	✓
Liquidity Risk	✓	✓
Long Short Risk		✓
Managed Futures Strategy Risk	✓
Management Risk	✓	✓	✓
Market Risk	✓	✓	✓
Models and Data Risk	✓	✓
New Fund Risk			✓
Non‑Diversified Fund Risk	✓	✓
Operational Risk	✓	✓	✓
Regulatory Risk	✓	✓	✓
Securities Lending Risk			✓
Short Position Risk	✓	✓
Subsidiary Risk	✓
Tax Risk	✓

Description of Principal Investment Risks	23

Description of Principal Investment Risks — (Continued)

Commodities Risk	Exposure to the commodities markets (including financial futures markets) may subject the iMGP DBi Managed Futures Strategy ETF, through its investment in the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Credit Risk	Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to a Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.
Currency Risk	A Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.
Cybersecurity Risk	Information and technology systems relied upon by the iMGP Berkshire Dividend Growth ETF, iM Global, the sub‑advisor, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although iM Global has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, iM Global, the sub‑advisor, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, iM Global, the sub‑advisor, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.
Debt Securities and Fixed-Income Risk	Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, a Fund’s returns and share price. In addition, a Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

24	Litman Gregory Funds Trust

Derivatives Risk	The Funds may invest in derivatives. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary types of derivatives in which the Funds invest are futures contracts and forward contracts. Futures contracts and forward contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by a Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts and forward contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts and forward contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts or forward contracts could have a potentially large impact on a Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and forward contracts.
Dividend Paying Securities Risk	The iMGP Berkshire Dividend Growth ETF invests in dividend-paying securities. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund (which may be due to forces outside of a company’s control, such as political, social or other pressures) or the capital resources available for such company’s dividend payments may adversely affect the Fund. In the event a company reduces or eliminates its dividend, the Fund may not only lose the dividend payout but the stock price of the company may also fall. Dividend paying equities may also underperform or outperform based on the overall level of interest rates, as well as changes in the tax treatment of dividends.
Emerging Markets Risk
Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Economies in emerging market countries may also be more susceptible to natural and man‑made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many developing countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID‑19, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest.

Among other risks of investing in emerging market countries are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties in bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.

Description of Principal Investment Risks	25

Description of Principal Investment Risks — (Continued)

Equity Hedge Strategy Risk	The iMGP DBi Hedge Strategy ETF uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.
Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium‑sized companies, which tend to be more vulnerable to adverse developments than larger companies.
ETF Risks
Each Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of a Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. A Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. A Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in‑kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in‑kind redemption process was used.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra‑day (premium) or less than the NAV intra‑day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

26	Litman Gregory Funds Trust

Foreign Investing Risk	Investing in foreign (non‑U.S) securities may expose a Fund to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. Economies in foreign countries may also be more susceptible to natural and man‑made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many foreign countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID‑19, Ebola, Zika, avian flu, severe acute respiratory syndrome and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which a Fund invests.
Forward Contracts Risk	Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Funds may invest in non‑deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non‑convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.
Futures Contracts Risk
Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If a Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon a Sub‑Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means a Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset class and may cause the value of a Fund’s securities or related derivatives instruments to be volatile. There is no assurance that a Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Description of Principal Investment Risks	27

Description of Principal Investment Risks — (Continued)

Geopolitical Events Risk	The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long-term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The novel coronavirus (COVID‑19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Funds, Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
Government Securities and Agency Risk	Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.
Growth Investing Risk	Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks generally are priced higher than non‑growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential, but there is no guarantee that their growth potential will be realized. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on future expectations. If investors believe an issuing company’s future earnings expectations will not be met, growth stock prices can decline rapidly and significantly. An investment in growth stocks may also be susceptible to rapid price swings during periods of economic uncertainty.
Inflation Risk	At any time, the iMGP DBi Managed Futures Strategy ETF and the iMGP DBi Hedge Strategy ETF may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

28	Litman Gregory Funds Trust

Interest Rate Risk	Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Funds may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by a Sub‑Advisor. The Funds may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of a Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, or general economic conditions).
Investment Selection Risk	A sub‑Advisor’s portfolio managers may select investments that underperform, and investors’ Fund shares may decline in value. This risk may be more significant when the sub‑advisor invests the Fund’s holdings in a limited number of securities, as may be the case with the Fund, because an individual holding can magnify the potential for gains and losses due to its proportional impact on the value of the Fund’s shares. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.
Large Capitalization Investing Risk	The securities of large-capitalization companies may underperform securities of smaller companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
Large Shareholder Risk	Certain shareholders may from time to time own a substantial amount of the shares of the iMGP Berkshire Dividend Growth ETF. In addition, a third party investor, the Advisor or an affiliate of the Advisor, an authorized participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.
Leverage Risk	Leverage is implicit in the iMGP DBi Managed Futures ETF’s use of long and short positions in the derivatives instruments it trades. The implicit leverage may result in the Fund holding positions whose face or notional value may be greater than the Fund’s NAV. As a result of this leveraging, even a small movement in the price of an instrument can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Volatility is a statistical measurement of the variation of returns of a security or fund or index over time. Higher volatility generally indicates higher risk. You could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.
Liquidity Risk	The Funds are subject to liquidity risk primarily due to their investments in derivatives. Investments in derivative instruments involve the risk that a Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

Description of Principal Investment Risks	29

Description of Principal Investment Risks — (Continued)

Long Short Risk	The iMGP DBi Hedge Strategy ETF seeks long exposure to certain factors and short exposure to certain other factors. The Fund may or may not take long or short positions in correlated asset classes. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The Dynamic Beta Engine may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.
Managed Futures Risk	In seeking to achieve its investment objective, the iMGP DBi Managed Futures Strategy ETF will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.
Management Risk
The Funds are actively managed and may not meet their investment objectives based on the portfolio managers’ success or failure to implement the Funds’ investment strategies.

A Sub‑Advisor’s objective judgments about the attractiveness and potential appreciation or dividend growth of particular investments may prove incorrect, and there is no guarantee that the Sub‑Advisor’s investment strategies will produce the desired results.

Market Risk	The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. For instance, recent failures in the banking sector have caused significant disruption and volatility in U.S. and global markets. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to increased volatility, and may have adverse long-term effects. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.
Models and Data Risk	This is the risk that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for a Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund.
New Fund Risk	The iMGP Berkshire Dividend Growth ETF has a relatively short performance history for investors to evaluate. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.
Non‑Diversified Fund Risk	The iMGP DBi Managed Futures Strategy ETF and iMGP DBi Hedge Strategy ETF are each “non‑diversified,” such that each Fund it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

30	Litman Gregory Funds Trust

Operational Risk	Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub‑Advisors’ control, including instances at third parties. The Funds, the Advisor and the Sub‑Advisors seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Regulatory Risk	Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by a Fund that could adversely impact a Fund’s performance. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Securities Lending Risk	The Funds may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund could also lose money if the value of the collateral decreases. As a result, the value of a Fund’s shares may fall. The value of a Fund’s shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.
Short Position Risk	A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. A Fund’s losses are potentially unlimited in a short position transaction.
Subsidiary Risk	By investing in the Subsidiary, the iMGP DBi Managed Futures Strategy ETF is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.
Tax Risk
The federal income tax treatment of the iMGP DBi Managed Futures Strategy ETF’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Description of Principal Investment Risks	31

Fund Management and Investment Styles

The Advisor, Multi-Manager Issues & Fees
The Advisor

The Funds are managed by iM Global Partner Fund Management, LLC (“iM Global”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245. iM Global is wholly-owned by iM Global Partner SAS (France), which is beneficially owned by iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business. iM Global has overall responsibility for assets under management, recommends the selection of managers as sub‑advisors of the Funds (each, a “manager” or “sub‑advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets (for those series of the Trust that have multiple managers) and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ portfolios or sub‑portfolios, as applicable coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.
Jack Chee is a co‑portfolio manager of the iMGP Berkshire Dividend Growth ETF. Chee is an Assistant Secretary of the Trust. He is also the CIO Asset Management US of the Advisor. Previously, Mr. Chee served as a Director and member of Litman Gregory Wealth Management (“LGWM”), an affiliate of the Advisor. Prior to joining LGWM in 2000, he was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.
Kiko Vallarta is a co‑portfolio manager of the iMGP Berkshire Dividend Growth ETF. He is an Assistant Secretary of the Trust, serves as a Senior Vice President, Co‑Head of Equity Strategies at the Advisor. Prior to joining LGWM in 2012, Vallarta was an associate at a San Diego-based registered investment adviser, providing investment analysis and client support to their team of investment advisors. He has a BS degree in Finance from San Diego State University, a MS degree in Financial Analysis and Investment Management from St. Mary’s College of California and is a CFA® charter holder.
The SAI provides additional information about the compensation of each portfolio manager, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the applicable Fund.
Temporary Defensive Positions and Related Risks. To respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares, and other money market instruments. The Sub‑Advisors also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Funds may be unable to achieve their investment objectives.
Multi-Manager Exemptive Order: The Trust and iM Global have obtained an exemptive order from the SEC (the “Order”) that permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub‑advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub‑advisory agreement that would be included in a proxy statement. Each Fund is currently managed by a single sub‑advisor. When there are multiple sub‑advisors to a Fund, the Order also permits the Fund to disclose sub‑advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub‑advisory agreement with a manager that is affiliated with the Funds or iM Global
Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent (the “Transfer Agent”) at 1‑800‑960‑0188.
Advisory Fees

For the services it provides to the Funds, each Fund pays the Advisor a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.85% for each of the iMGP DBi Managed Futures Strategy ETF and iMGP DBi Hedge Strategy ETF and 0.55% for the iMGP Berkshire Dividend Growth ETF, of the applicable Fund’s average daily net assets. For the fiscal year ended December 31, 2023, each Fund paid its investment adviser the full amount of the advisory fee.
iM Global, not the Funds, is responsible for payment of the sub‑advisory fee to the manager, which is compensated monthly on the basis of the applicable Fund’s net assets. The Advisor also is responsible for each Fund’s ordinary operating expenses other than taxes, brokerage commissions and other transactional expenses, accrued deferred tax liability, and extraordinary expenses.
A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with iM Global and each Sub‑Advisor is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2023.

32	Litman Gregory Funds Trust

The Sub‑Advisor

The Sub‑Advisor for the iMGP DBi Managed Futures Strategy ETF and iMGP DBi Hedge Strategy ETF

Andrew Beer
Mathias Mamou-Mani
Dynamic Beta investments, LLC
12 East 49th Street
New York, NY 10017
Andrew Beer and Mathias Mamou-Mani are the portfolio managers for the Funds. Beer is a Managing Member and Co‑Portfolio Advisor of Dynamic Beta investments, LLC (“DBi” or the “Sub‑Advisor”). Prior to founding DBi in 2012, Beer co‑founded Pinnacle Asset Management, a commodity investment firm, and was a founder of Apex Capital Management, a hedge fund focused on the Greater China Region. Beer’s extensive experience in the hedge business started in 1994, when he joined the Baupost Group, Inc., a leading hedge fund firm, as a portfolio manager. He holds an MBA from Harvard Business School and his AB degree from Harvard College. Mamou-Mani is a Managing Member of the Sub‑Advisor and has over 14 years of experience in asset management at DBi and its predecessors overseeing quantitative research, including the proprietary replication and liquid solution models, risk systems and trade implementation. From 2001 to 2006, Mamou-Mani worked as a consultant/project manager on critical information systems projects for the French Ministry of Defense, France Telecom and Lafarge. Mamou-Mani holds an MBA from the NYU Stern School of Business, with a specialization in Quantitative Finance, and degrees from the University of Paris Dauphine, France.
Founded in 2012, DBi is an SEC‑registered investment advisory firm with over $1.942 billion in assets under management as of December 31, 2023, and is engaged in the business of offering investment trading advice to registered investment companies, private funds and other separately managed accounts, in addition to the Alternative Strategies Fund. iM Square Holding 4, LLC, an affiliate of the Advisor, owns a minority interest in the Sub‑Advisor. The Sub‑Advisor is registered as a CPO and CTA.
Management of the Subsidiary (iMGP DBi Managed Futures Strategy ETF only). DBi also serves as the investment adviser to the Subsidiary, a wholly-owned and controlled subsidiary of the iMGP DBi Managed Futures Strategy ETF organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary (the “Subsidiary Agreement”). The Sub‑Advisor does not receive additional compensation for its services to the Subsidiary. The investment advisory agreement between the Sub‑Advisor and the Subsidiary was approved by the Board. However, because the Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and the iMGP DBi Managed Futures Strategy ETF, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because the iMGP DBi Managed Futures Strategy ETF wholly owns and controls the Subsidiary, and the Sub‑Advisor is subject to the oversight of the Board, it is unlikely that the Subsidiary will take action contrary to the interests of the iMGP DBi Managed Futures Strategy ETF or its shareholders. Additionally, as part of the Board’s consideration of the sub‑advisory agreement between the Advisor and the Sub‑Advisor, the Board also considers the Sub‑Advisor’s performance with regard to the Subsidiary.
The Subsidiary Agreement continues indefinitely, subject to annual renewal by the Board. However, the Subsidiary may terminate the Subsidiary Agreement if iM Global terminates its sub‑advisory agreement with the Sub‑Advisor, or if the SEC takes any action that would prohibit the Sub‑Advisor from providing its sub‑advisory services to the iMGP DBi Managed Futures Strategy ETF. In addition, the Subsidiary or the Sub‑Advisor may terminate the Subsidiary Agreement by giving at least 90 days’ written notice to the other party.
In addition, the iMGP DBi Managed Futures Strategy ETF complies with applicable requirements of the 1940 Act relating to investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary, and the Subsidiary will comply with applicable requirements of the 1940 Act relating to affiliated transactions and custody of assets.
The Sub‑Advisor for the iMGP Berkshire Dividend Growth ETF

Kenneth Krogulski, CFA
Gerard Mihalick, CFA
Michael Weaver, CFA
Berkshire Asset Management LLC
46 Public Square, Suite 700
Wilkes-Barre, PA 18701
Kenneth Krogulski, CFA is Managing Partner and Chief Investment Officer of Berkshire Asset Management LLC (“Berkshire”). Ken has 43 years of experience in security analysis and portfolio management. He joined Berkshire in 1990 after serving for 11 years as senior portfolio manager for the First Eastern Bank’s trust company. He is a director of Allied Services and Cumberland Pharmaceuticals, Inc. (CPIX: NASDAQ). Ken holds a BS from Indiana University of Pennsylvania and an MBA from Wilkes University.
Gerard Mihalick, CFA is a Partner and Portfolio Manager at Berkshire. Gerry has over 26 years of experience in the investment management industry and joined Berkshire in 1995. At Berkshire, Gerry is a member of the firm’s investment committee and has equity research and portfolio management responsibilities. Prior to joining Berkshire, he was employed as a portfolio manager with Fleet Investment Advisors in Rochester, New York. Gerry has served on the board of directors for various local non‑profit organizations. Gerry holds a BA from Gettysburg College.
Michael Weaver, CFA is a Partner and Portfolio Manager at Berkshire. Mike has over 21 years of experience in security analysis and portfolio management. At Berkshire, Mike is a member of the firm’s investment committee and has equity research and portfolio management responsibilities. Prior to joining Berkshire in 1999, Mike was a senior portfolio manager for Mellon Private Asset Management. He is a former director of the North Branch Land Trust and the Luzerne Foundation. Mike holds a BA in Economics from the University of Virginia

Fund Management and Investment Styles	33

Fund Management and Investment Styles — (Continued)

The SAI provides additional information about each Sub‑Advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Prior Performance for Similar Accounts Managed by Berkshire
The following tables set forth performance data relating to the historical performance of all accounts managed by Berkshire Asset Management, LLC (“Berkshire”) for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the iMGP Berkshire Dividend Growth ETF. The data is provided to illustrate the past performance of Berkshire in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.
Some of the accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws. A complete list of Berkshire composites and performance results is available upon request
Berkshire Dividend Growth Strategy Composite
Average Annual Total Returns
For the Periods Ended December 31, 2023

	One Year	Five Years	Ten Years	Since Inception (July 1, 2009)
Berkshire Dividend Growth Strategy Composite Returns
Net of fees / expenses*	3.16%	8.02%	6.65%	10.07%
Gross of fees / expenses	6.16%	11.02%	9.65%	13.12%
Russell 1000® Value Index	11.46%	10.91%	8.40%	11.71%
S&P 500 Index	26.29%	15.69%	12.03%	14.24%
The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
* The net returns for the composite are shown net of all actual fees and expenses, including sales loads. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and, accordingly, the Fund would have lower performance results than those shown for the composite. Berkshire is an SEC‑registered investment advisory firm founded in 1986. Berkshire has prepared and presented the foregoing reports in compliance with the Global Investment Performance Standards (GIPS®), which differs from the SEC method of calculating performance. The GIPS are a set of standardized, industry wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.
The net of fees composite returns are net of management fees, trading commissions, transaction costs and any applicable sales loads and reflect the reinvestment of all income. Actual fees may vary depending on, among other things, the applicable management fee schedule and portfolio size. The Standard Institutional Investment Fee Schedules are as follows:

Management Fees
Berkshire Dividend Growth Strategy:	0.48%

34	Litman Gregory Funds Trust

Shareholder Services

How to Buy and Sell Shares

The Funds issue and redeem Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
Book-Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.
Share Trading Prices on the Exchange
Trading prices of Shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of a Fund’s current portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by such Fund. The IIV should not be viewed as a “real-time” update of each Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.
Frequent Purchases and Redemptions of Shares
Each Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a policy restricting frequent trading in the Funds, the Board evaluated the risks of market timing activities by each Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by each Fund in effecting trades. In addition, the Funds and iM Global reserve the right to reject any purchase order at any time.
Determination of NAV
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing each Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).
Applicable federal tax requirements generally limit the degree to which the iMGP DBi Managed Futures Strategy ETF may invest in the Subsidiary to an amount not exceeding 25% of its total assets. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the iMGP DBi Managed Futures Strategy ETF. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every day the iMGP DBi Managed Futures Strategy ETF is open for business. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

Shareholder Services	35

Shareholder Services — (Continued)

Fair Value Pricing
The Board has approved procedures and methodologies by which the Advisor, as the Funds’ “valuation designee” for purposes of Rule 2a‑5 under the 1940 Act, fair values each Fund’s securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de‑listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Advisor will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-approved valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Advisor will be able to obtain the fair value assigned to the security upon the sale of such security.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Dividends, Distributions, and Taxes

Dividends and Distributions
Each Fund intends to pay out dividends and interest income, if any, quarterly and distribute net realized capital gains, if any, to its shareholders at least annually. Each Fund will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There were minor changes with respect to the specific rules only applicable to a RIC, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. Subsequent legislation and administrative guidance has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Funds.
Each Fund intends to qualify each year for treatment as a RIC under the Code. As long as each Fund qualifies for treatment as a RIC and meets certain minimum distribution requirements, then it generally is not subject to federal income tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation as a regular corporation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax‑exempt entity or tax‑advantaged account, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).
Taxes on Distributions. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non‑corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non‑corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under

36	Litman Gregory Funds Trust

certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Shares is includable in such shareholder’s investment income for purposes of this NII tax.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
The Funds (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Shares are Sold on the Exchange. Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.
Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark‑to‑market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.
Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in‑kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Tax Risks of Investment in Subsidiary (iMGP DBi Managed Futures Strategy ETF only). The investment of up to 25% of a fund’s assets in a CFC, such as the Subsidiary, is a structure that has been used by a number of RICs as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by a RIC (as a further precaution, the iMGP DBi Managed Futures Strategy ETF intends to invest only up to 20% of its assets in the Subsidiary). Code Section 851(b) generally provides that income earned by a CFC, such as the Subsidiary, will be treated as qualifying income for a RIC provided that the CFC actually distributes those earnings out to the RIC each year. During the time period from 2006 through 2011, the IRS issued a number of private letter rulings to other funds (which the iMGP DBi Managed Futures Strategy ETF cannot legally rely upon or cite as precedent) in which the IRS ruled that income derived from a fund’s investment in a CFC such as the Subsidiary would generally constitute qualifying income for the fund, even if the CFC engaged in transactions that would not generate qualifying income if they were engaged in by the fund itself and even if the earnings of the CFC were not distributed to

Shareholder Services	37

Shareholder Services — (Continued)

the fund each year. In 2011, however, the IRS suspended the issuance of such private letter rulings pending further review of the subject. In September 2016, the IRS issued Proposed Treasury Regulations which would treat income derived by the Fund from the Subsidiary as qualifying income only to the extent that such income is currently distributed to the Fund. However, in 2019, the IRS issued final Treasury Regulations which treat income derived by the Fund from the Subsidiary as qualifying income regardless of whether such amounts are distributed.
Taxation of the Subsidiary (iMGP DBi Managed Futures Strategy ETF only). There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). The Subsidiary has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.
Taxation of Foreign Shareholders. If you are a nonresident alien individual or a foreign corporation for U.S. federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding Shares.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Taxation” in the SAI.
Distribution

ALPS Distributors, Inc. is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for each Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1290 Broadway, Denver, CO 80203.
The Board has adopted a Distribution and Service Plan (the “Rule 12b‑1 Plan”) pursuant to Rule 12b‑1 under the 1940 Act. In accordance with the Rule 12b‑1 Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.
No fees are currently paid by the Funds pursuant to the Rule 12b‑1 Plan, and such fees are not expected to be imposed. However, in the event fees are charged pursuant to the Rule 12b‑1 Plan in the future, because the fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
The Advisor, out of its own resources and legitimate profits and without additional cost to the Funds or their shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing. These payments are in addition to or in lieu of any amounts payable to financial intermediaries under the Rule 12b‑1 Plan. The Advisor may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support services; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold. From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non‑cash compensation to representatives of various intermediaries who sell Shares or provide services to a Fund’s shareholders.
Premium/Discount Information

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Funds’ website at www.imgpfunds.com.
Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Advisor and each Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.

38	Litman Gregory Funds Trust

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the fiscal years or periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial information for the fiscal years or periods ended December 31, 2023, 2022 and 2021 have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request or via the EDGAR Database at the Securities and Exchange Commission’s internet site at www.sec.gov. Periods prior to December 31, 2021 for the iMGP DBi Managed Futures Strategy ETF and iMGP DBi Hedge Strategy ETF have been audited by the Predecessor Funds’ independent registered public accounting firm.
iMGP DBi Managed Futures Strategy ETF
Consolidated Financial Highlights
For a capital share outstanding throughout each period

	Year Ended December 31,				Period Ended December 31, 2019**
	2023	2022	2021	2020
Net asset value, beginning of period	$29.05	$25.42	$25.58	$25.34	$25.00

Income from investment operations:
Net investment income (loss)[1]	0.81	(0.23)	(0.26)	(0.14)	0.15
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	(3.34)	6.11 [2]	2.78	0.60	2.55

Total income (loss) from investment operations	(2.53)	5.88	2.52	0.46	2.70

Less distributions:
From net investment income	(0.69)	(1.06)	(0.35)	(0.02)	(0.11)
From net realized gains	—	(1.18)	(1.18)	(0.20)	(2.25)
Return of capital	(0.06)	(0.01)	(1.15)	—	—

Total distributions	(0.75)	(2.25)	(2.68)	(0.22)	(2.36)

Net asset value, end of period	$25.77	$29.05	$25.42	$25.58	$25.34

Market price, end of period	$25.76	$29.11	$25.80	$25.56	$25.33

Net asset value total return	(8.72)%	23.07%	9.80%	1.84%	10.76	%+

Market price total return	(8.94)%	21.53%	11.38%	1.79%	—%

Ratios/supplemental data:
Net assets, end of year (thousands)	$684,737	$951,319	$60,379	$36,454	$18,369

Ratios of total expenses to average net assets:
Before fees waived	0.85%	0.85%	0.95%[3]	0.85%	0.85	%*

After fees waived	0.85%	0.85%	0.95%[3]	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	2.93%	(0.73)%	(0.93)%[3]	(0.55)%	0.84	%*

Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was May 7, 2019.
[1]	Calculated based on the average shares outstanding methodology.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
[3]	Includes broker interest expense of 0.10% of average net assets.

Financial Highlights	39

Financial Highlights — (Continued)

iMGP DBi Hedge Strategy ETF
Financial Highlights
For a capital share outstanding throughout each period

	Year Ended December 31,				Period Ended December 31 2019**
	2023	2022	2021	2020
Net asset value, beginning of period	$25.42	$27.62	$30.87	$25.00	$25.00

Income from investment operations:
Net investment income (loss)[1]	0.93	(0.21)	(0.27)	(0.12)	0.00	^
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	1.08	(1.60)	1.83	6.01	0.00	^

Total income (loss) from investment operations	2.01	(1.81)	1.56	5.89	0.00

Less distributions:
From net investment income	(0.81)	(0.39)	—	(0.02)	(0.00	)^
From net realized gains	—	—	(4.81)	—	—

Total distributions	(0.81)	(0.39)	(4.81)	(0.02)	(0.00)

Net asset value, end of period	$26.62	$25.42	$27.62	$30.87	$25.00

Market price, end of period	$26.59	$25.55	$27.61	$30.86	$25.03

Net asset value total return	7.91%	(6.51)%	5.05%	23.58%	0.01	%+

Market price total return	7.24%	(6.04)%	4.92%	23.42%	—%

Ratios/supplemental data:
Net assets, end of year (thousands)	$32,616	$14,618	$17,261	$18,520	$16,250

Ratios of total expenses to average net assets:
Before fees waived	0.85%	0.85%	0.85%	0.85%	0.85	%*

After fees waived	0.85%	0.85%	0.85%	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	3.51%	(0.78)%	(0.83)%	(0.47)%	0.48	%*

Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was December 17, 2019.
^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.

40	Litman Gregory Funds Trust

iMGP Berkshire Dividend Growth ETF
Financial Highlights
For a capital share outstanding throughout each period

	Period Ended December 31, 2023**
Net asset value, beginning of period	$10.08

Income from investment operations:
Net investment income[1]	0.11
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	0.35

Total income from investment operations	0.46

Less distributions:
From net investment income	(0.10)
From net realized gains	—

Total distributions	(0.10)

Net asset value, end of period	$10.44

Market price, end of period	$10.44

Net asset value total return	4.56	%+

Market price total return	4.54	%+

Ratios/supplemental data:
Net assets, end of year (thousands)	$1,305

Ratios of total expenses to average net assets:
Before fees waived	0.55	%*

After fees waived	0.55	%*

Ratio of net investment income to average net assets	2.18	%*

Portfolio turnover rate	0.02	%+,[2]

+	Not annualized.
*	Annualized.
**	Commenced operations on June 29, 2023.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Portfolio turnover rate excludes securities received or delivered in‑kind. The portfolio turnover rate including securities received or delivered in‑kind was 0.02% for the period ended December 31, 2023.

Financial Highlights	41

Index Descriptions

SG CTA Index calculates the net daily rate of return for a pool of CTAs selected from the largest managers open to new investment. It is equal-weighted and reconstituted annually.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non‑agency).
The Morningstar US Fund Long-Short Equity Category is a category that includes funds that hold sizable stakes in both long and short equity positions. Some funds that fall into the category are market neutral—dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom‑up research. As of March 31, 2023 there are 202 fund and ETFs in the category.
The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies of the Russell 3000® Index.
The Russell 1000 Value Index is an unmanaged index that measures the performance of the large‑cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price‑to‑book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a broad-based free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed and emerging markets.
Direct investment in an index is not possible.

42	Litman Gregory Funds Trust

For More Information
Statement of Additional Information:

The SAI contains additional information about the Funds. A current SAI is on file with the SEC, is incorporated by reference, and is legally considered a part of this Prospectus.
Annual and Semi-Annual Reports:

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, which are available on the Funds’ website (http://imgpfunds.com). In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
The SAI and the Funds’ Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Funds’ Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Funds, please call 1‑800‑960‑0188. You may also obtain a copy of the SAI or Funds’ Annual or Semi-Annual Reports, free of charge, by accessing the Funds’ website (http://www.imgpfunds.com), or by writing to the Funds.
SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Funds’ Annual or Semi-Annual Reports to Shareholders and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may request copies of information available on the EDGAR Database by an electronic request at the following E‑mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.
Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
iMGP DBi Managed Futures Strategy ETF	Managed Futures Strategy	DBMF	53700T827	Y7AX
iMGP DBi Hedge Strategy ETF	Hedge Strategy	DBEH	53700T835	Y7AW
iMGP Berkshire Dividend Growth ETF	Dividend Growth	BDVG	53700T751	Y7A1
Website:

www.imgpfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1‑800‑960‑0188	ALPS Distributors, Inc. Denver, Colorado 80203 ©2024 iM Global Partner Fund Management, LLC. All rights reserved.

Investment Company Act File No: 811-07763

Prospectus
Polen Capital Global Growth ETF (PCGG)
Listed on the NYSE Arca under the symbol PCGG
April 29, 2024
As with all exchange traded funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

For More Information	Back Cover

Polen Capital Global Growth ETF

Summary Section
Investment Objective

The Polen Capital Global Growth ETF (the “Fund”) seeks to achieve long-term growth of capital.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and/or Service (12b‑1) Fees[1]	0.00%
Other Expenses[2]	0.00%

Total Annual Fund Operating Expenses	0.85%

1	The Fund’s Rule 12b‑1 Plan is authorized but inactive, such that no related fees accrue to the Fund.

2
“Other Expenses” have been estimated based on the expenses the Fund expects to incur for the current fiscal year. Actual expenses may be different. Other Expenses include taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability and extraordinary expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$87	$271
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from August 29, 2023 (commencement of operations) until December 31, 2023, the Fund’s portfolio turnover rate was 3.65% of the average value of its portfolio.
Principal Strategies

The Fund is a non‑diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing in a focused portfolio of approximately 25 to 40 common stocks of large capitalization companies (meaning companies with market capitalizations greater than $10 billion at the time of purchase) that are located anywhere in the world, including companies in both developed and emerging markets, and, in the opinion of Polen Capital Management, LLC, the sub‑advisor to the Fund (the “Sub‑Advisor”), have a sustainable competitive advantage. In addition, the Fund may from time to time purchase common stocks, including the common stock of medium capitalization companies (meaning companies with market capitalizations greater than $2 billion but less than $10 billion at the time of purchase), if, in the Sub‑Advisor’s opinion, the stock represents a particularly attractive investment opportunity.
Under normal market conditions, the Fund will invest in at least three different countries and will typically invest at least 40% of its net assets in non‑U.S. equity securities, or, if conditions are not favorable, invest at least 30% of its assets in non‑U.S. equity securities. While under normal market conditions the Fund will invest in at least three different countries, the Sub‑Advisor anticipates that the Fund will ordinarily invest in approximately six or more countries. The specific allocation to U.S. and non‑U.S. securities will vary from time to time based on the Sub‑Advisor’s assessment of domestic and international market conditions. An issuer is considered to be “located” in a particular country on the basis of its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated in that country). There is no minimum portion of the Fund’s assets required to be invested in any single country. Consistent with its investment criteria, the Fund may invest in equity securities of companies in emerging markets. An emerging market country is any country that is included in the MSCI Emerging Markets Index. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.
The Fund invests in companies that the Sub‑Advisor believes have a sustainable competitive advantage within an industry with high barriers to entry. Industries with high barriers to entry include those that are dependent on large amounts of capital investment, government approval of products or services, large-scale distribution systems, and/or patents and other intellectual property. In selecting investments for the Fund, the Sub‑Advisor uses an intensive fundamental research process to identify companies that it believes have certain attractive characteristics, which typically reflect an underlying sustainable competitive advantage. Those characteristics include: (i) consistent and sustainable high return on capital, (ii) strong earnings growth and free cash flow generation, (iii) strong balance sheets typically with low or no net debt to total capital and (iv) competent and shareholder-oriented management teams.
The Sub‑Advisor believes that consistent earnings growth is the primary driver of intrinsic value growth and long-term stock price

2	Litman Gregory Funds Trust

appreciation. Accordingly, the Sub‑Advisor focuses on identifying and investing in a concentrated portfolio of high-quality large capitalization growth companies that it believes has a competitive advantage and can deliver sustainable, above-average earnings growth. In connection with its investment process, the Sub‑Advisor integrates issues it believes should be classified as material environmental, social, and governance (ESG) factors into research analysis as part of a comprehensive evaluation of a company’s long-term financial sustainability. The Sub‑Advisor utilizes an ESG framework that assesses how a company serves its key stakeholders, including employees, customers, shareholders, suppliers and other business partners, and the environment. All business issues studied as part of its investment process, including those classified by the Sub‑Advisor as material ESG issues, are considered as part of the Sub‑Advisor’s holistic assessment of the investment case for each company in the portfolio and its ability to meet the Sub‑Advisor’s return expectations. The Sub‑Advisor believes that such companies not only have the potential to contribute greater returns to the Fund, but also may hold less risk of loss of capital. The Sub‑Advisor may still make an investment even if it fails to satisfy the Sub‑Advisor’s ESG factors.
Because the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund. Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the Sub‑Advisor’s ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate. The Sub‑Advisor expects that the Fund may focus its investments from time to time in the healthcare and technology sectors. The Fund will usually sell a security if, in the view of the Sub‑Advisor, there is a potential threat to the company’s competitive advantage or a degradation in its prospects for strong, long-term earnings growth. The Sub‑Advisor may also sell a security if the Sub‑Advisor believes it is overvalued or if a more attractive investment opportunity exists. Securities may also be sold if they underperform or to implement a revised allocation based on a modified view of market conditions or to invest in cash and cash equivalents. Although the Sub‑Advisor may purchase and then sell a security in a shorter period of time, the Sub‑Advisor typically invests in securities with the expectation of holding those investments on a long term-basis.
Principal Risks

As with all exchange-traded funds, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non‑U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Europe Investing Risk. The Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There continues to be uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

•
Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to

Fund Summary	3

Polen Capital Global Growth ETF — (Continued)

developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Country/Regional Risk. This is the risk that world events – such as political upheaval, financial troubles, or natural disasters will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is heightened in emerging markets.

•	Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

•	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

•	Mid‑Sized Companies Risk. The Fund may invest a portion of its assets in the securities of midsized companies. Securities of these companies are generally more volatile and less liquid than the securities of large‑cap companies. This is because mid‑cap companies may be more reliant on a few products, services or key personnel than large‑cap companies, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Non‑Diversified Fund Risk. Because the Fund is “non‑diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•	ESG Investing Risk: Because the Fund may take into consideration the environmental, social and governance characteristics of portfolio companies in which it may invest, the Fund may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of ESG characteristics in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize these considerations. Consideration of ESG characteristics is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Sub‑Advisor or any judgment exercised by the Sub‑Advisor will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more ESG and sustainability factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other ESG factors. In addition, the Sub‑Advisor may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause the Sub‑Advisor to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.

•	Sector Weightings Risk. The Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Fund emphasizes investments in a particular sector, the Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

¡	Healthcare Sector Risk. The Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence

¡
Technology Sector Risk. The Fund may from time to time invest a portion of its assets in the technology sector as a result of the implementation of its principal investment strategies. Technology companies face competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived

4	Litman Gregory Funds Trust

vulnerabilities in their products or services. To the extent that the Fund emphasizes investments in the technology sector, the Fund has the potential to be subject to a greater degree to the risks particular to this sector.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in‑kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in‑kind redemption process was used.

•	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments

•	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra‑day (premium) or less than the NAV intra‑day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•	Investment Selection Risk. The Sub‑Advisor’s portfolio managers may select investments that underperform and investors’ Fund shares may decline in value. This risk may be more significant when the Sub‑advisor invests the Fund’s holdings in a limited number of securities, as may be the case with the Fund, because an individual holding can magnify the potential for gains and losses securities due to its proportional impact on the value of the Fund’s shares.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	New Fund Risk. The Fund is newly formed and has limited operating history for investors to evaluate. Its performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•	Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.

•
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the

Fund Summary	5

Polen Capital Global Growth ETF — (Continued)

inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or The Sub‑Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub‑Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance.

•	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund’s shares may fall. The value of the Fund’s shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

•	Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the

United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Performance

Because the Polen Capital Global Growth ETF commenced operations on August 29, 2023, no performance information is presented at this time. Once the Fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. This information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compares with those of a broad measure of market performance. Updated performance information is available on the Fund’s website at www.imgpfunds.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director, and Co‑Portfolio Manager	September 2023

	Kiko Vallarta, CFA, Senior Vice President, Co‑Head of Equity Strategies and Co‑Portfolio Manager	Since inception (August 2023)

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:

Polen Capital Management LLC	Damon Ficklin, Head of Team, Portfolio Manager and Analyst	Since inception (August 2023)

	Bryan Power, Director of Research, Portfolio Manager & Analyst	Since inception (August 2023)
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section below.

6	Litman Gregory Funds Trust

Summary of Other Important Information Regarding the Fund

Purchase and Sale of Shares

Shares of the Fund (“Shares”) are listed and trade on the NYSE Arca (the “Exchange”). Individual Shares may only be bought and sold on the Exchange through a broker or dealer at market prices, rather than at NAV. Because Shares trade at market prices rather than at NAV, Shares may trade at a price greater than at NAV (premium) or less than at NAV (discount). Investors may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “Bid‑Ask Spread”).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a designated amount of U.S. cash and/or a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”).
Information on the Fund’s NAV, market price, premiums and discounts to NAV, and bid‑ask spreads is available on the Fund’s website www.imgpfunds.com.
Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax‑advantaged account. Distributions on investments made through tax‑deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), iM Global Partner Fund Management, LLC, the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Summary of Other Important Information Regarding the Fund	7

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to achieve long-term growth of capital. The Fund’s investment objective has been adopted as a non‑fundamental investment policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Under normal market conditions, the Fund will invest in at least three different countries and will typically invest at least 40% of its net assets in non‑U.S. equity securities, or, if conditions are not favorable, invest at least 30% of its assets in non‑U.S. equity securities. While under normal market conditions the Fund will invest in at least three different countries, the Sub‑Advisor anticipates that the Fund will ordinarily invest in approximately six or more countries. The specific allocation to U.S. and non‑U.S. securities will vary from time to time based on the Sub‑Advisor’s assessment of domestic and international market conditions. An issuer is considered to be “located” in a particular country on the basis of its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated in that country). There is no minimum portion of the Fund’s assets required to be invested in any single country. Consistent with its investment criteria, the Fund may invest in equity securities of companies in emerging markets. An emerging market country is one that is included in the MSCI Emerging Markets Index. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.
The Fund invests in companies that the Sub‑Advisor believes have a sustainable competitive advantage within an industry with high barriers to entry. In selecting investments for the Fund, the Sub‑Advisor uses intensive qualitative and quantitative fundamental research processes to identify companies within the Fund’s investment universe that the Sub‑Advisor believes have certain attractive characteristics, which typically reflect an underlying, sustainable competitive advantage. Those characteristics include: (i) consistent and sustainable high return on capital, (ii) strong earnings growth and free cash flow generation, (iii) strong balance sheets typically with low or no net debt to total capital and (iv) competent and shareholder-oriented management teams.
The Sub‑Advisor believes that consistent earnings growth is the primary driver of intrinsic value growth and long-term stock price appreciation. Through its analyses of these characteristics, the Sub‑Advisor focuses on identifying and investing in a concentrated portfolio of high-quality large capitalization growth companies that it believes have a competitive advantage and can deliver sustainable, above-average earnings growth.
In conducting these analyses, the Sub‑Advisor looks for companies that demonstrate organic revenue growth, which relates to a company’s ability to sustain attractive revenue growth by, for example, engaging in internal activities such as increasing output that increases revenue growth without relying on non‑organic financial activities such as acquisitions or divestitures. In order to assess a company’s organic revenue growth, the Sub‑Advisor may review, for example, materials available on a company’s website, earnings releases and earnings calls, information considered and approved at annual shareholder meetings and information in investor presentations, regulatory filings, industry data and information derived from a company’s competitors.
In constructing the Fund’s portfolio, the Sub‑Advisor begins with a universe of all companies within the Fund’s eligible geographic region or regions, and then screens for quality and growth along the parameters outlined above. The Sub‑Advisor will further refine potential investments through initial research such as testing the sustainability of those companies’ financials, which entails assessing a company’s ability to sustain financial metrics in a stable or improving trajectory. The Sub‑Advisor’s assessment in this regard can include, for example, reviewing a company’s debt ratios, margins, returns on capital and free cash flow levels, as well as determining any cyclical influences on the financials. This assessment is followed by fundamental “deep dive” research, which includes assessing the dynamics of and growth in the relevant industry in which a company operates, identifying any company-specific competitive advantages, assessing valuations of companies based on their cash flow, and engagement with management. The Sub‑Advisor also generally seeks businesses with management teams that have a clear vision for their company and properly aligned incentives, demonstrate good corporate governance, effectively deploy free cash flow, conservatively manage the balance sheet and have a consistent track record of delivering upon stated goals.
In connection with its investment process, the Sub‑Advisor integrates issues it believes should be classified as material environmental, social, and governance (ESG) factors into research analysis as part of a comprehensive evaluation of a company’s long-term financial sustainability. The Sub‑Advisor utilizes an ESG framework that assesses how a company serves its key stakeholders, including employees, customers, shareholders, suppliers and other business partners, and the environment. All business issues studied as part of its investment process, including those classified by the Sub‑Advisor as material ESG issues, are considered as part of the Sub‑Advisor’s holistic assessment of the investment case for each company in the portfolio and its ability to meet the Sub‑Advisor’s return expectations. The Sub‑Advisor believes that such companies not only have the potential to contribute greater returns to the Fund, but also may hold less risk of loss of capital. The Sub‑Advisor may still make an investment even if it fails to satisfy the Sub‑Advisor’s ESG factors.
Within its ESG framework, the Sub‑Advisor assesses how effectively a company balances stakeholder interests and analyzes multiple ESG factors for all Fund investments, including, but not limited to, management structure and experience; executive compensation; the ability to attract, develop, and retain employees; and carbon intensity. The Sub‑Advisor uses both quantitative and qualitative processes to analyze ESG factors and identify, monitor and manage sustainability risk.
Prior to acquiring Fund investments, the Sub‑Advisor conducts fundamental analysis to assess ESG matters to inform its views on the adequacy of ESG practices of an issuer and the ability of an issuer to manage the sustainability risk it faces. The Sub‑Advisor

8	Litman Gregory Funds Trust

also reviews research and ESG ratings from a third-party provider as an additional risk management measure but does not use these ratings to include or exclude a potential investment. The Sub‑Advisor uses the information gathered from its fundamental analysis to determine whether the investment meets the Sub‑Advisor’s expectation for long-term sustainability, including financial sustainability. During the life of the investment, sustainability risk is monitored through ongoing fundamental analysis and a review of third-party ESG ratings to determine whether the level of sustainability risk has meaningfully changed since the initial assessment was conducted. The Sub‑Advisor will evaluate how an issuer is responding to any increased risk it perceives and will assess the potential impact of the increased risk on the investment’s ability to perform in line with the Sub‑Advisor’s expectations.
Because the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund. Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market. The Sub‑Advisor expects that the Fund may focus its investments from time to time in the healthcare and technology sectors. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the Sub‑Advisor’s ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate. The Fund will usually sell a security if, in the view of the Sub‑Advisor, there is a potential threat to the company’s competitive advantage or a degradation in its prospects for strong, long-term earnings growth. The Sub‑Advisor may also sell a security if the Sub‑Advisor believes it is overvalued or if a more attractive investment opportunity exists. Securities may also be sold if they underperform or to implement a revised allocation based on a modified view of market conditions or to invest in cash and cash equivalents. Although the Sub‑Advisor may purchase and then sell a security in a shorter period of time, the Sub‑Advisor typically invests in securities with the expectation of holding those investments on a long-term basis.
The investments and strategies discussed above are those that the Sub‑Advisor will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s Statement of Additional Information (“SAI”).
In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents, which the Sub‑Adviser views as defensive assets because they are expected to lose less value under adverse market conditions. The Sub‑Advisor, in consultation with the Advisor, will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund temporarily may not invest in accordance with its investment objective or principal investment strategy and may not achieve its investment objective.

Investment Objective and Principal Investment Strategies	9

Evaluation and Selection of Sub‑Advisor by the Advisor

iM Global Partner Fund Management, LLC (“iM Global” or the “Advisor”), as the Fund’s investment adviser, is responsible for hiring and removing sub‑advisors. Before hiring a sub‑advisor, iM Global performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. iM Global’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. It is iM Global’s objective to hire sub‑advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. iM Global generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years. iM Global is responsible for the general overall supervision of the Sub‑Advisor. An affiliate of iM Global owns a minority, non‑controlling stake of the Sub‑Advisor.
In the event the Sub‑Advisor ceases to manage the Fund’s portfolio, iM Global will select a replacement sub‑advisor. The securities that were held in the departing sub‑advisor’s portfolio may be retained by the replacement sub‑advisor of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.

10	Litman Gregory Funds Trust

Description of Principal Investment Risks

All exchange-traded funds carry a certain amount of risk. The Fund’s returns will vary, and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for the Fund are identified in the Fund’s Summary Section and are described in further detail below. Additional information about the principal risks is included in the Fund’s Statement of Additional Information (the “SAI”).
Investors should be aware that in light of the current uncertainty, volatility and distress in economies and financial markets around the world, the risks described below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses.

Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium‑sized companies, which tend to be more vulnerable to adverse developments than larger companies.
Foreign Investment Risk	Investing in foreign (non‑U.S) securities may expose the Fund to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. Economies in foreign countries may also be more susceptible to natural and man‑made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many foreign countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID‑19, Ebola, Zika, avian flu, severe acute respiratory syndrome and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Fund invests.
Europe Investing Risk
The Fund may invest a significant portion of its assets in European issuers. The economies of countries in Europe are in different stages of economic development and are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the United Kingdom (“UK”) from the EU (a process now commonly referred to as “Brexit”). The economies of Europe and the UK as well as the broader economy could be significantly impacted by Brexit, which may result in lower economic growth and increased volatility and illiquidity across global markets. An exit by any member counties from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could also lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe. In addition, the ongoing war in Ukraine and the resulting sanctions against Russia could adversely affect global energy and financial markets and thus could affect the value of the Fund’s

Description of Principal Investment Risks	11

Description of Principal Investment Risks — (Continued)

investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets.
Emerging Markets Risk
Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Economies in emerging market countries may also be more susceptible to natural and man‑made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many developing countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID‑19, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Fund invests.

Among other risks of investing in emerging market countries are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties in bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. The Fund defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

Country/Regional Risk	World events – such as political upheaval, financial troubles, or natural disasters – may adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the performance of those Fund may be hurt disproportionately by the poor performance of their investments in that area. This risk is heightened in emerging markets – see “Emerging Markets Risk” below.
Growth Investing Risk	Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks generally are priced higher than non‑growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential, but there is no guarantee that their growth potential will be realized. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on future expectations. If investors believe an issuing company’s future earnings expectations will not be met, growth stock prices can decline rapidly and significantly. An investment in growth stocks may also be susceptible to rapid price swings during periods of economic uncertainty.
Large-Capitalization Investing Risk	The securities of large-capitalization companies may underperform securities of smaller companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

12	Litman Gregory Funds Trust

Mid‑Sized Companies Risk	Securities of companies with mid‑sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid‑sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid‑sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more aggressive capital structures, including higher debt levels, than large‑cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks
Market Risk	The market prices of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to increased volatility, and may have adverse long-term effects. The Fund cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Fund’s investments.
Non‑Diversified Fund Risk	The Fund is “non‑diversified,” such that it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
ESG Investing Risk	The Fund may take into consideration ESG factors in making its investment decisions. As a result, the Fund may choose to sell, or not purchase, investments that are otherwise consistent with its investment objective. Generally, the Fund’s consideration of ESG standards or factors may reduce or increase its exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities, which may lower the performance of the Fund. The Fund’s use of ESG standards or factors as part of its investment process will likely make it perform differently from a fund that relies solely or primarily on financial metrics. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Sub‑Advisor or any judgment exercised by the Sub‑Advisor will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more ESG standards or factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other ESG standards or factors, in some cases even egregiously. In addition, the Sub‑Advisor may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause the Sub‑Advisor to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.
Technology Sector Risk	The Fund, through the implementation of its investment strategies, may from time to time invest a significant portion of its assets in the technology sector. Technology companies face competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services. To the extent that the Fund emphasizes investments in the technology sector, the Fund has the potential to be subject to a greater degree to the risks particular to that sector.
Geopolitical Events Risk
The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics,

Description of Principal Investment Risks	13

Description of Principal Investment Risks — (Continued)

terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The novel coronavirus (COVID‑19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Fund. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
ETF Risks
The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡ Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡ Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in‑kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in‑kind redemption process was used.

¡ Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

¡ Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra‑day (premium) or less than the NAV intra‑day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

¡ Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

14	Litman Gregory Funds Trust

Investment Selection Risk	The Sub‑Advisor’s portfolio managers may select investments that underperform, and investors’ Fund shares may decline in value. This risk may be more significant when the Sub‑Advisor invests its holdings in a limited number of securities as may be the case in the Fund because an individual holding can magnify the potential for gains and losses due to its proportional impact on the value of the Fund’s shares. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.
Management Risk	The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund. The Sub‑Advisor’s objective judgments about the attractiveness and potential appreciation of particular investments may prove incorrect, and there is no guarantee that the Sub‑Advisor’s investment strategies will produce the desired results.
New Fund Risk	The Fund is newly organized with limited performance history for investors to evaluate. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.
Large Shareholder Risk	Certain shareholders may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the Advisor or an affiliate of the Advisor, an authorized participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.
Cybersecurity Risk	Information and technology systems relied upon by the Fund, iM Global, the sub‑advisor, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although iM Global has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, iM Global, the sub‑advisor, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, iM Global, the sub‑advisor, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.
Operational Risk	Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub‑Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub‑Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Description of Principal Investment Risks	15

Description of Principal Investment Risks — (Continued)

Regulatory Risk	Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund that could adversely impact the Fund’s performance. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Securities Lending Risk	The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund’s shares may fall. The value of the Fund’s shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.
Settlement Risk	Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

16	Litman Gregory Funds Trust

Fund Management and Investment Styles

The Advisor, Multi-Manager Issues & Fees
The Advisor

The Fund is managed by iM Global Partner Fund Management, LLC (“iM Global”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245. iM Global is wholly-owned by iM Global Partner SAS (France), which is beneficially owned by iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business. iM Global has overall responsibility for assets under management, recommends the selection of managers as sub‑advisors of the various series of Litman Gregory Funds Trust (the “Trust” and the series thereof, the “iMGP Funds”) (each, a “manager” or “sub‑advisor”) to the Board of Trustees (the “Board”) of the Trust, evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets (for those iMGP Funds that have multiple managers), and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ portfolios or sub‑portfolios, as applicable, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the iMGP Funds.
Jack Chee is an Assistant Secretary of the Trust. He is also the CIO Asset Management US of the Advisor. Prior to joining the Advisor, Mr. Chee served as a Director and member of Litman Gregory Wealth Management (“LGWM”), an affiliate of the Advisor, since 2000. Prior to that he was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.
Kiko Vallarta is an Assistant Secretary of the Trust, serves as a Senior Vice President, Co‑Head of Equity Strategies at the Advisor. Prior to joining LGWM in 2012, Vallarta was an associate at a San Diego-based registered investment adviser, providing investment analysis and client support to their team of investment advisors. He has a BS degree in Finance from San Diego State University, a MS degree in Financial Analysis and Investment Management from St. Mary’s College of California and is a CFA® charter holder.
Chee and Vallarta are the individuals at iM Global primarily responsible for monitoring the day‑to‑day activities of the portfolio managers at the Sub‑Advisor and for overseeing all aspects of iM Global’s responsibilities with respect to the Fund.
The Statement of Additional Information (the “SAI”) provides additional information about the compensation of each portfolio manager at the sub‑advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Fund.
Temporary Defensive Positions: Under adverse market conditions or for temporary defensive purposes, a substantial part of the Fund’s total assets may be invested in cash or short-term, high-quality debt securities. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by iM Global.
Multi-Manager Exemptive Order: The Trust and iM Global have obtained an exemptive order from the SEC that permits iM Global, subject to certain conditions, to hire, terminate and replace sub‑advisors with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new sub‑advisor or the implementation of any proposed material change in a sub‑advisory agreement with an existing sub‑advisor, shareholders will be furnished information about the new sub‑advisor or sub‑advisory agreement that would be included in a proxy statement. The Fund is managed by a single sub‑advisor. For funds with multiple sub‑advisors, the order also permits the Fund to disclose sub‑advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub‑advisory agreement with a sub‑advisor that is affiliated with the Fund or iM Global.
Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Fund’s transfer agent (the “Transfer Agent”) at 1‑800‑960‑0188.
Advisory Fees

For the services it provides to the Fund, the Fund pays the Advisor a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.
iM Global, not the Fund, is responsible for payment of the sub‑advisory fee to the sub‑advisor, which is compensated monthly on the basis of the Fund’s net assets. The Advisor is also responsible for each Fund’s ordinary operating expenses other than taxes, brokerage commissions and other transactional expenses, accrued deferred tax liability and extraordinary expenses.
A discussion regarding the Board’s basis for approving the Fund’s investment advisory agreements with iM Global and the Sub‑Advisor is available in the Fund’s Annual Report to Shareholders for the fiscal period ending December 31, 2023.

Fund Management and Investment Styles	17

Fund Management and Investment Styles — (Continued)

The Sub‑Advisor

Fund Management and Investment Styles

Damon Ficklin
Bryan Power
Polen Capital Management, LLC
1825 NW Corporate Boulevard, Suite 300
Boca Raton, FL 33431
Damon Ficklin and Bryan Power are the co‑portfolio managers of the Fund. Ficklin, Head of the Large Company Growth Team, Portfolio Manager and Analyst, is lead portfolio manager for the Global Growth strategy, and a member of the investment team at Polen Capital. Ficklin joined Polen Capital in 2003. From 2012 through June 30, 2019, Ficklin was a co‑portfolio manager on the Focus Growth strategy. Prior to joining Polen Capital, Ficklin spent one year as an equity analyst at Morningstar. Prior to that, he spent four years as a tax consultant at PricewaterhouseCoopers. Ficklin earned a B.S., magna cum laude, in Accounting from the University of South Florida, an M.S.A. from Appalachian State University, and an M.B.A. with high honors from The University of Chicago Booth School of Business. Power joined Polen Capital in 2016. Prior to joining the firm, Power spent two years as an Associate in equity research and institutional equities at Oppenheimer & Co. Prior to that, he spent almost three years working in various equity related analytical roles at Bloomberg LP. Power received a B.A. in Economics and Business (cum laude) from Johns Hopkins University, where he was a student athlete, and earned an M.B.A. from The University of Chicago Booth School of Business. Power is a CFA® charterholder and member of the CFA Society of South Florida.
Ficklin and Power focus on investments in large capitalization companies (market capitalizations greater than $10 billion at the time of purchase) that are located anywhere in the world, including companies in both developed and emerging markets, and, in their opinion, have a sustainable competitive advantage. In addition, Ficklin and Power may from time to time purchase a common stock, including the common stock of medium capitalization or “mid‑cap” companies (market capitalizations greater than $2 billion but less than $10 billion at the time of purchase), if, in their opinion, the stock represents a particularly attractive investment opportunity.
An affiliate of the Advisor owns a minority, non‑controlling stake in Polen Capital.
The SAI provides additional information about the Sub‑Advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Prior Performance for Similar Accounts Managed by the Sub‑Advisor

The following table sets forth performance data relating to the historical performance of all accounts managed by Polen Capital Management, LLC for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of Polen Capital Management, LLC in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.
Some of the accounts that are included in the performance data set forth below are private accounts and are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.
Polen Capital Global Growth Strategy Composite
Average Annual Total Returns
For the Periods Ended December 31, 2023

	One Year	Five Years	Since Inception January 1, 2015
Polen Capital Global Growth Strategy Composite Returns(1)
Net of fees / expenses*	30.92%	12.22%	11.30%
Gross of fees / expenses	32.38%	13.24%	12.29%
MSCI All Country World® Index (“ACWI”) (Net Dividend)(2)	22.20%	11.73%	8.35%
The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

(1)
The net returns for the composite are shown net of all actual fees and expenses, including sales loads. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and, accordingly, the Fund would have lower performance results than those shown for the composite.

(2)	A description of the MSCI ACWI Index is located under Description on page 28 of this Prospectus.
Polen Capital Management, LLC is an SEC‑registered investment advisory firm founded in 1979. Polen Capital has prepared and presented the foregoing reports in compliance with the Global

18	Litman Gregory Funds Trust

Investment Performance Standards (GIPS®), which differs from the SEC method of calculating performance. The GIPS are a set of standardized, industry wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.
The net of fees composite returns are net of management fees, trading commissions, transaction costs and any applicable sales loads and reflect the reinvestment of all income. Actual fees may vary depending on, among other things, the applicable management fee schedule and portfolio size. The Standard Institutional Investment Fee Schedules are as follows:

Management Fees
Polen Capital Global Growth Strategy:	0.85%—First $ 50 Million 0.65%—Over $50 Million
A complete list of Polen composites and performance results is available upon request.

Fund Management and Investment Styles	19

Shareholder Services

How to Buy and Sell Shares

The Fund issues and redeems Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
Book-Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.
Share Trading Prices on the Exchange
Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the Fund’s current portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by the Fund. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.
Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a policy restricting frequent trading in the Fund, the Board evaluated the risks of market timing activities by the Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and iM Global reserve the right to reject any purchase order at any time.
Determination of NAV
The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).
Fair Value Pricing
Pursuant to Rule 2a‑5 under the 1940 Act, the Board has designated the Advisor as the “valuation designee” for the purpose of determinations of fair value for the Fund’s securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de‑listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s

20	Litman Gregory Funds Trust

value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Advisor will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the valuation procedures approved by the Board. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Advisor will be able to obtain the fair value assigned to the security upon the sale of such security.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Dividends, Distributions, and Taxes

Dividends and Distributions
The Fund intends to pay out dividends and interest income, if any, annually and distribute net realized capital gains, if any, to its shareholders at least annually. The Fund will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund qualifies for treatment as a RIC and meets certain minimum distribution requirements, then it generally is not subject to federal income tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation as a regular corporation and, consequently, a reduction in income available for distribution to shareholders.
The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There were minor changes with respect to the specific rules only applicable to a RIC, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation and administrative guidance has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.
Unless your investment in Shares is made through a tax‑exempt entity or tax‑advantaged account, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).
Taxes on Distributions. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non‑corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non‑corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax

Shareholder Services	21

Shareholder Services — (Continued)

of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Shares is includable in such shareholder’s investment income for purposes of this NII tax. In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding
Taxes When Shares are Sold on the Exchange. Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.
Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark‑to‑market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in‑kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Taxation of Foreign Shareholders. If you are a nonresident alien individual or a foreign corporation for U.S. federal income tax purposes, please see the Fund’s SAI for information on how you will be taxed as a result of holding Shares.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on the Fund’s distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Taxation” in the SAI.
Distribution

ALPS Distributors, Inc. is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1290 Broadway, Denver, CO 80203.
The Board has adopted a Distribution and Service Plan (the “Rule 12b‑1 Plan”) pursuant to Rule 12b‑1 under the 1940 Act. In accordance with the Rule 12b‑1 Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

22	Litman Gregory Funds Trust

No fees are currently paid by the Fund pursuant to the Rule 12b‑1 Plan, and such fees are not expected to be imposed. However, in the event fees are charged pursuant to the Rule 12b‑1 Plan in the future, because the fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
The Advisor, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing. These payments are in addition to or in lieu of any amounts payable to financial intermediaries under the Rule 12b‑1 Plan. The Advisor may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support services; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold. From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non‑cash compensation to representatives of various intermediaries who sell Shares or provide services to the Fund’s shareholders. In addition, the Sub‑Advisor has engaged and pays variable compensation to an SEC‑registered broker-dealer and investment adviser for consulting services on marketing strategies and for due diligence, education, training, and support services. The Sub‑Advisor pays these consulting and support service fees from its own resources and not from the assets of the Fund.
Premium/Discount Information

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Fund’s website at www.imgpfunds.com.
Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Advisor and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Shareholder Services	23

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the fiscal years or periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders, which is available upon request.
Polen Capital Global Growth ETF
Financial Highlights
For a capital share outstanding throughout each period

	Period Ended December 31, 2023**
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss[1]	(0.01)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.51

Total income from investment operations	0.50

Less distributions:
From net investment income	—
From net realized gains	—

Total distributions	—

Net asset value, end of period	$10.50

Market price, end of period	$10.48

Net asset value total return	5.03	%+
Market price total return	4.80	%+

Ratios/supplemental data:
Net assets, end of year (thousands)	$38,336

Ratios of total expenses to average net assets:
Before fees waived	0.85	%*

After fees waived	0.85	%*

Ratio of net investment loss to average net assets	(0.41	)%*

Portfolio turnover rate	3.65	%+,[2]

+	Not annualized.
*	Annualized.
**	Commenced operations on August 29, 2023.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Portfolio turnover rate excludes securities received or delivered in‑kind. The portfolio turnover rate including securities received or delivered in‑kind was 3.65% for the period ended December 31, 2023.

24	Litman Gregory Funds Trust

Index Description

The MSCI All Country World® Index (“ACWI”) (Net Dividend) captures large and mid‑cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,933 constituents, the MSCI ACWI (Net Dividend) covers approximately 85% of the global investable equity opportunity.
Direct investment in an index is not possible.

Index Description	25

For More Information
Statement of Additional Information:

The SAI contains additional information about the Fund. A current SAI is on file with the SEC, is incorporated by reference, and is legally considered a part of this Prospectus.
Annual and Semi-Annual Reports:

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, which are available on the Fund’s website (https://www.imgpfunds.com). In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
The SAI is and the Fund’s Annual and Semi-Annual Reports to Shareholders will be available, without charge, upon request. To request an SAI or the Fund’s Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Fund, please call 1‑800‑960‑0188. You may also obtain a copy of the SAI or Fund’s Annual or Semi-Annual Reports, free of charge, by accessing the Fund’s website (www.imgpfunds.com ) or by writing to the Fund.
SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Fund’s Annual or Semi-Annual Reports to Shareholders, when available, and other information about the Fund on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may request copies of information available on the EDGAR Database by an electronic request at the following E‑mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.
Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Polen Capital Global Growth ETF	Global Growth	PCGG	53700T744	Y7A3

Website:
www.imgpfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 © 2024 iM Global Partner Fund Management, LLC. All rights reserved.

Investment Company Act File No: 811‑07763

LITMAN GREGORY FUNDS TRUST

iMGP Global Select Fund

Institutional Class – MSEFX

iMGP International Fund

Institutional Class – MSILX

iMGP Alternative Strategies Fund

Institutional Class – MASFX

Investor Class – MASNX

iMGP High Income Fund

Institutional Class – MAHIX

iMGP Small Company Fund

(formerly, iMGP SBH Focused Small Value Fund)

Institutional Class – PFSVX

iMGP Oldfield International Value Fund

Institutional Class – POIVX

iMGP Dolan McEniry Corporate Bond Fund

Institutional Class – IDMIX

STATEMENT OF ADDITIONAL INFORMATION

Dated April 29, 2024

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April 29, 2024, as it may be amended from time to time, of iMGP Global Select Fund (the “Global Select Fund”), iMGP International Fund (the “International Fund”), iMGP Alternative Strategies Fund (the “Alternative Strategies Fund”), iMGP High Income Fund (the “High Income Fund”), iMGP Small Company Fund (formerly, iMGP SBH Focused Small Value Fund) (the “Small Company Fund”), iMGP Oldfield International Value Fund (the “Oldfield International Value Fund”) and iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund,” and collectively with the Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund and the Oldfield International Value Fund, the “Funds”), each a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997. iM Global Partner Fund Management, LLC (“iM Global” or “Advisor”) is the investment advisor of the Funds. The Advisor has retained certain investment managers as sub-advisors (each, a “Sub-Advisor,” and collectively, the “Sub-Advisors”), responsible for portfolio management of either a segment of a Fund’s total assets or the Fund’s total assets. A copy of the Trust’s prospectus and most recent annual report may be obtained from the Trust without charge at 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245, telephone 1-800-960-0188.

The Trust’s audited financial statements for the fiscal year ended December 31, 2023 are incorporated by reference to the Trust’s Annual Report for the fiscal year ended December 31, 2023.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of thirteen separate series: the Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund, the Dolan McEniry Corporate Bond Fund, the iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”), the iMGP DBi Hedge Strategy ETF (the “DBi Hedge Strategy ETF”), the iMGP Berkshire Dividend Growth ETF, the Polen Capital Global Growth ETF, the Polen Capital China Growth ETF and the Polen Capital International Growth ETF.

This SAI relates only to the Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund and the Dolan McEniry Corporate Bond Fund (collectively, the “Funds”) and not to the other series of the Trust.

The Global Select Fund commenced operations on December 31, 1996. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The International Fund commenced operations on December 1, 1997. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Alternative Strategies Fund commenced operations on September 30, 2011. Both the Institutional Class and the Investor Class commenced operations on that date.

The High Income Fund commenced operations on September 28, 2018. The Institutional Class commenced operations on that date.

The Small Company Fund commenced operations on July 31, 2020. The Institutional Class commenced operations on that date. On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.

The Oldfield International Value Fund commenced operations on November 30, 2020. The Institutional Class commenced operations on that date.

The Dolan McEniry Corporate Bond Fund commenced operations on September 20, 2021. The Institutional Class commenced operations on that date. Simultaneous with the Fund’s commencement of operation, the Fund acquired the assets and assumed the liabilities of the iM Dolan McEniry Corporate Bond Fund, a series of Manager Directed Portfolios (the “Predecessor Fund”).

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of each Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. Each Fund’s investment objective is set forth in the Funds’ prospectus. There is no assurance that each Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes. The investment policies of the Global Select Fund, International Fund, Small Company Fund, Oldfield International Value Fund, and Dolan McEniry Corporate Bond Fund with respect to “80% of the Fund’s net assets” may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions across the world, the risks discussed below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses.

Cash Position

When a Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or a Fund’s Sub-Advisor may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity. Partly because the Sub-Advisors act independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. In addition, when a substantial portion of a Fund’s portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Equity Securities

The Funds may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of small- and medium-size companies. Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies. In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets. However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

Each Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities

Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

Each Fund may invest a portion of its net assets in debt securities rated below “Ba1” by Moody’s, below “BB+” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Sub-Advisor’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-Advisor must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. The tax treatment of ETNs is unclear. No statutory, juridical or administrative authority directly discusses how ETNs should be treated in this context for U.S. federal income tax purposes. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Participation Notes (International Fund, Alternative Strategies Fund and High Income Fund)

The International Fund, the Alternative Strategies Fund and the High Income Fund may invest in participation notes (“P-Notes”). Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The International Fund, the Alternative Strategies Fund and the High Income Fund may use P-Notes to establish a position in such markets as a substitute for direct investment. The International Fund, the Alternative Strategies Fund and the High Income Fund may also invest in P-Notes, as an alternative to investing directly in the underlying security, if iM Global determines that P-Notes offer greater liquidity than the underlying security. P-Notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency, or market. When the P-Note matures, the issuer of the P-Note will pay to, or receive from, the International Fund, the Alternative Strategies Fund or the High Income Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate, including, as applicable, foreign, emerging, and frontier risks. In addition, P-Notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the issuer of the P-Note will not fulfill its contractual obligation to complete the transaction with the International Fund, the Alternative Strategies Fund or the High Income Fund. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the International Fund, the Alternative Strategies Fund and the High Income Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a P-Note against the issuer of the underlying assets. In addition, P-Notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Short-Term Investments

Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which a Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Loan Participations and Assignments (Bank Debt) (Alternative Strategies Fund and High Income Fund)

The Alternative Strategies Fund and the High Income Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. Each Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

Each Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, each Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and each Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, each Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, each Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, each Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by each Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to each Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that each Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, each Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, each Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of each Fund were determined to be subject to the claims of the agent’s general creditors, each Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, each Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for each Fund to assign a value to Assignments or Participations when valuing each Fund’s securities and calculating its net asset value (“NAV”).

Each Fund limits the amount of its assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions” below). For purposes of these limits, each Fund will generally treat the corporate borrower as the “issuer” of indebtedness held by each Fund. In the case of Participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the Participation does not shift to each Fund the direct debtor-creditor relationship with the corporate borrower, U.S. Securities and Exchange Commission (the “SEC”) interpretations require each Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether each Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict each Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Money Market Funds

Each Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act generally prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. For example, Section 12(d)(1)(F) of the 1940 Act provides that the limitations set forth above do not apply to securities purchased or otherwise acquired by the Fund if immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund. The Fund must comply with certain other administrative requirements in order to comply this exception, including, among others, that the Fund (or the Advisor or Sub-Advisor acting on behalf of the Fund) complies with certain voting restrictions when voting the shares of such investment company. The Advisor and the Sub-Advisors will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Municipal Securities (Alternative Strategies Fund, High Income Fund and Dolan McEniry Corporate Bond Fund)

The Alternative Strategies Fund, the High Income Fund and the Dolan McEniry Corporate Bond Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Each Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Shareholders of the Alternative Strategies Fund, the High Income Fund and the Dolan McEniry Corporate Bond Fund should be aware that certain deductions and exemptions may be designated “tax preference items,” which must be added back to taxable income for purposes of calculating a shareholder’s federal alternative minimum tax (“AMT”), if applicable to such shareholder. Tax preference items may include tax-exempt interest on private activity bonds. To the extent that the Alternative Strategies Fund, the High Income Fund and the Dolan McEniry Corporate Bond Fund invest in private activity bonds, their shareholders may be required to report that portion of each Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders are encouraged to consult their tax advisors in this regard.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Government Obligations

Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Variable and Floating Rate Instruments

Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Sub-Advisor under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Asset-Backed Securities (Alternative Strategies Fund and High Income Fund)

The Alternative Strategies Fund and the High Income Fund may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. For example, each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured entities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Mortgage-Related Securities

Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all sub-divisions of the financial services industry. Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker-dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

While the U.S. Department of the Treasury, Federal Reserve Board and Congress have taken steps to address problems in the financial markets and with financial institutions, there can be no assurance that the risks associated with investments in financial services company issuers will decrease as a result of these steps.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Real Estate Investment Trusts

Each Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for preferential tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. A Fund’s investment in a REIT may require a Fund to accrue and distribute income not yet received or may result in a Fund making distributions that constitute a return of capital to a Fund’s shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Investments in REITs by a Fund may subject its shareholders to multiple levels of fees and expenses as a Fund’s shareholders will directly bear the fees and expenses of a Fund and will also indirectly bear a portion of the fees and expenses of the REITs in which a Fund invests.

Foreign Investments and Currencies

Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Forward Foreign Currency Exchange Contracts (Alternative Strategies Fund and High Income Fund). The Alternative Strategies Fund and the High Income Fund may use forward foreign currency exchange contracts for hedging purposes as well as investment purposes. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•

Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”).

•	Do not require an initial margin deposit.

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies (Alternative Strategies Fund and High Income Fund). A “settlement hedge” or “transaction hedge” is designed to protect each Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Each Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

Each Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which each Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that each Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause each Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, each Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, each Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of a Fund’s investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (the “U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effect and implications of Brexit. The actual and potential consequences of Brexit, and the associated uncertainty, have adversely affected, and for the foreseeable future may continue to adversely affect, economic and market conditions in the U.K., in the EU and its member states and elsewhere, and may also contribute to uncertainty and instability in global financial markets. This uncertainty may, at any stage, adversely affect a Fund and its investments. There may be detrimental implications for the value of a Fund’s investments and/or its ability to implement its investment program. This may be due to, among other things: (i) increased uncertainty and volatility in U.K., EU and other financial markets; (ii) fluctuations in asset values; (iii) fluctuations in exchange rates; (iv) increased illiquidity of investments located, listed or traded within the U.K., the EU or elsewhere; (v) changes in the willingness or ability of financial and other counterparties to enter into transactions, or the price at which and terms on which they are prepared to transact; and/or (vi) changes in legal and regulatory regimes to which a Fund or certain of its assets and/or service providers are or become subject. The withdrawal of the U.K. from the EU could have a material impact on the U.K.’s economy and its future growth, impacting adversely a Fund’s investments in the U.K. It could also result in prolonged uncertainty regarding aspects of the U.K.’s economy and damage customers’ and investors’ confidence. Any of these events could have a material adverse effect on a Fund.

Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments.

In addition, Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Recently, the Israel-Hamas war has resulted in significant loss of life and increased volatility in the Middle East, and there is a risk that the war could worsen or spread within the region. The conflict between Israel and Hamas and the involvement of the U.S. and other countries could present material uncertainty and risk with respect to a Fund’s performance and ability to achieve its investment objective. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of a Fund’s investments.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Sub-Advisors expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.

In considering whether to invest in the securities of a foreign company, a Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Sub-Advisor’s assessment of prevailing market, economic and other conditions.

Derivatives and Other Investment Techniques and Related Risks

In connection with the Funds’ use of derivatives, the Funds will comply with the limitations of the derivatives risk management program adopted with respect to each Fund pursuant to Rule 18f-4 under the 1940 Act.

Options on Securities and Securities Indices.

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Sub-Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a

Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Sub-Advisor believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Stock Index Options. Each Fund may also write (sell) and purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be written or purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Sub-Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code with respect to qualification of a Fund as a regulated investment company. See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See “Dealer Options” below.

Dealer Options. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts.

Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Credit Default Swap Agreements (Alternative Strategies Fund and High Income Fund).

The Alternative Strategies Fund and the High Income Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. Each Fund may be either the buyer or the seller in the transaction. As a seller, each Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, each Fund typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by each Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to each Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause each Fund to hold a defaulted security. If each Fund is a buyer and no credit event occurs, each Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

In a single name credit default swap the underlying asset or reference obligation is a bond of one particular issuer or reference entity. There are generally two sides to the swap trade: a buyer of protection and a seller of protection. If the reference entity of a credit default swap experiences what is known as a credit event (such as a bankruptcy, downgrade, etc.), then the buyer of protection (who pays a premium for that protection) can receive payment from the seller of protection. This is desirable because the price of those bonds will experience a decrease in value due to the negative credit event. There is also the option of physical, rather than cash, trade settlement in which the underlying bond or reference obligation actually changes hands, from buyer of protection to seller of protection.

The major tradable indexes for credit default swaps are: CDX, ABX, CMBX and LCDX. The CDX indexes are broken out between investment grade, high yield, high volatility, crossover and emerging market. For example, the CDX.NA.HY is an index based on a basket of North American (NA) single-name high yield credit default swaps. The crossover index includes names that are split rated, meaning they are rated “investment grade” by one agency, and “below investment grade” by another.

The CDX index rolls over every six months, and its 125 names enter and leave the index as appropriate. For example, if one of the names is upgraded from below investment grade to investment grade, it will move from the high yield index to the investment grade index when the rebalance occurs.

The ABX and CMBX are baskets of credit default swaps on two securitized products: asset-backed securities and commercial mortgage-backed securities. The ABX is based on asset-backed securities home equity loans and the CMBX on commercial mortgage-backed securities. There are five separate ABX indexes for ratings ranging from ‘AAA’ to ‘BBB-’. The CMBX also has the same breakdown of five indexes by ratings, but is based on a basket of 25 credit default swaps, which reference commercial mortgage-backed securities.

The LCDX is a credit derivative index with a basket made up of single-name, loan-only credit default swaps. The loans referred to are leveraged loans. The basket is made up of 100 names. Although a bank loan is considered secured debt, the names that usually trade in the leveraged loan market are lower quality credits (if they could issue in the normal investment grade markets, they would). Therefore, the LCDX index is used mostly by those looking for exposure to high-yield debt.

All of the aforementioned indexes are issued by the Credit Default Swaps Index Company and administered by Markit. For these indexes to work, they must have sufficient liquidity. Therefore, the issuer has commitments from the largest dealers (large investment banks) to provide liquidity in the market.

Total Return Swap Agreements (Alternative Strategies Fund and High Income Fund).

The Alternative Strategies Fund and the High Income Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to each Fund’s portfolio because, in addition to its total net assets, each Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to each Fund thereunder. Swap agreements also bear the risk that each Fund will not be able to meet its obligation to the counterparty. Generally, each Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with each Fund receiving or paying, as the case may be, only the net amount of the two payments).

Futures Contracts and Related Options.

Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the CFTC. A Fund will segregate liquid assets in a separate account with its custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

Stock Index Futures Contracts. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate Caps, Floors and Collars (Alternative Strategies Fund and High Income Fund). The Alternative Strategies Fund and the High Income Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as for which it uses interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Foreign Currency Futures Contracts. Each Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund’s portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Sub-Advisor may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by a Fund is also subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use of Futures Contracts and Related Options. Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its total assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund’s total assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See “Taxation.”

Exclusion from Definition of Commodity Pool Operator

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, neither the Funds nor the Advisor is subject to registrations or regulation as a commodity pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exclusion, each Fund is limited in its ability to invest in certain financial instruments regulated under the CEA (“commodity interests”), including futures, options and certain swaps (including securities futures, broad-based stock index futures and financial futures contracts). In the event that the Funds’ investments in commodity interests are not within the thresholds set forth in the Rule 4.5 exclusion, the Advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Funds, which may increase the Funds’ expenses and adversely affect the Funds’ total returns. The Advisor’s eligibility to claim the 4.5 exclusion with respect to the Funds will be based upon, among other things, the level and scope of the Funds’ investments in commodity interests, the purposes of such investments and the manner in which the Funds hold out their use of commodity interests. As a result, in the future, the Funds will be more limited in their ability to invest in commodity interests than in the past, which may negatively impact on the ability of the Advisor to manage the Funds and the Funds’ performance.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act, and the total repurchase agreements of a Fund are limited to 33-1/3% of its total assets.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

TBAs and Dollar Roll Transactions

Funds that purchase or sell mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. With TBA transactions, the Fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because the Fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, a Fund may choose to extend the settlement through a dollar roll transaction. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

Recently finalized rules of FINRA include mandatory margin requirements that require a Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Securities, Forward Commitments and Delayed Settlements

Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside, and the Fund will identify on its books, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Sub-Advisor to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Inflation-Linked and Inflation-Indexed Securities (Alternative Strategies Fund and High Income Fund)

The Alternative Strategies Fund and the High Income Fund may invest in inflation-linked bonds. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period the Fund holds inflation-linked securities, the Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Borrowing

Each of the Global Select Fund, International Fund, Small Company Fund and Oldfield International Value Fund is authorized to borrow money from banks from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowing. The Alternative Strategies Fund and the High Income Fund are authorized to borrow money from banks in amounts up to 33-1/3% of their total assets. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. The 1940 Act requires a Fund to maintain continuous asset coverage (i.e., total assets including borrowings less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the loan collateral must be equal to at least 100% of the value of the loaned securities, and the borrower must increase such collateral such that it remains equal to 100% of the value of the loaned securities whenever the price of the loaned securities increases (i.e., mark to market on a daily basis); (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay reasonable custodial fees in connection with the lending of portfolio securities, which fees must be negotiated by the Fund and the custodian and be approved by the Board; and (v) although the voting rights may pass with the lending of securities, the Board must be obligated to call the loan in time to vote the securities if a material event affecting the investment on loan is to occur.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

The Board has appointed State Street Bank and Trust Company, the Funds’ custodian, as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list and will not lend its securities to be sold short.

Short Sales

Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds

The Funds may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. In addition, the Funds may hold an ETF that is actively managed and does not track a particular index. An actively managed ETF may indirectly subject an investor to active management risk. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. Section 12(d)(1) of the 1940 Act restricts investments by investment companies such as the Funds in the securities of other investment companies, including ETFs. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Funds intend to rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Special Purpose Acquisition Companies Risk (Alternative Strategies Fund)

The Alternative Strategies Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Alternative Strategies Fund may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Alternative Strategies Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Alternative Strategies Fund may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended, and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Alternative Strategies Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years).

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market and may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Alternative Strategies Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Alternative Strategies Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Alternative Strategies Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Alternative Strategies Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Merger Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Sub-Advisors may sell securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Convertible Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize convertible arbitrage as an investment strategy. Convertible Arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize capital structure arbitrage as an investment strategy. This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Initial Public Offerings

The Funds may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small-or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

Risks of Investing in Small Companies

Each Fund may, and the Small Company Fund will, invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Sub-Advisor’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: recent failures in the banking sector, bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; global health crises and pandemics; governmental efforts to limit short selling, and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether these conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Large Shareholder Purchase and Redemption Risk

The Global Select Fund, the International Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund, and the Dolan McEniry Corporate Bond Fund) may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Risks of Increased Reliance on Data Analytics

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s and Sub-Advisors’ regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer. Each Fund’s investment objective is also fundamental.

The following fundamental investment restrictions pertain to the Global Select Fund and the International Fund.

Each Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales.

2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

4. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC.

7. Invest in oil and gas limited partnerships or oil, gas or mineral leases.

8. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements).

9. Make investments for the purpose of exercising control or management.

With respect to the restriction on investments in oil and gas limited partnerships specified in restriction 7, only direct investment in oil and gas limited partnerships are prohibited. Therefore, the Funds may invest in publicly traded master limited partnerships, public limited partnerships or other investment vehicles that invest in oil and gas limited partnerships.

Each of the Global Select Fund and International Fund observes the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

Each Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law. (Generally, the 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

The following fundamental investment restrictions pertain to the Alternative Strategies Fund, the High Income Fund, the Small Company Fund and the Oldfield International Value Fund.

Each Fund may not:

1. Issue senior securities, except as otherwise permitted by its fundamental policy on borrowing.

2. Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) engage in transactions in mortgage dollar rolls and reverse repurchase agreements, make leveraged investments, and engage in other transactions that may entail the use of leverage.

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

4. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

5. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

6. Purchase or sell real estate or interests in real estate, except that (i) the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; and (ii) the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

7. Purchase or sell commodities or contracts on commodities, except to the extent that the Alternative Strategies Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. (Alternative Strategies Fund)

8. Purchase or sell commodities or commodity futures contracts, except that the High Income Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC. (High Income Fund)

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Small Company Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. (Small Company Fund)

10. Purchase or sell commodities or contracts on commodities, except to the extent that the Oldfield International Value Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. (Oldfield International Value Fund)

11. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

12. Make investments for the purpose of exercising control or management.

The Alternative Strategies Fund, the High Income Fund, the Small Company Fund and the Oldfield International Value Fund observe the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

Each Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law. (Generally, the 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by a Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

The following fundamental investment restrictions pertain to the Dolan McEniry Corporate Bond Fund.

The Fund may not:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);

3. borrow money, provided that the Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

4. make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the Fund recognizes that the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account in determining its compliance with the restriction provided in item (2).

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Sub-Advisors, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Sub-Advisors, and the Funds’ administrator, custodian and transfer agent, and review the Funds’ performance. The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objectives and policies and to general supervision by the Board. A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Sub-Advisors.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1946)	Chairperson of the Board, Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) 2014-2022; Retired Partner, Paul Hastings LLP (law firm)from 1999 to 2009.	13	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolio) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)

Thomas W. Bird 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC (impact asset management firm) 2016 - 2020.	13	Sonen Capital LLC; One Summit (not-for-profit organization) Cromwell Harbor Supporting Foundation, Inc. (not-for-profit organization)

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Jennifer M. Borggaard 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	13	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)

Jonathan W. DePriest 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	13	None

Frederick A. Eigenbrod, Jr., Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	13	None

Harold M. Shefrin, Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	13	SA Funds – Investment Trust (mutual funds) (10 portfolios)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years

Jeffrey K. Seeley** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Trustee and President	Open-ended term; Trustee since May 2021; President since March 2023	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	13	None

Philippe Uzan** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1970)	Trustee	Open-ended term; served since March 2023	Deputy Chief Executive Officer and Chief Investment Officer Asset Management of iM Global Partner since February 2020; Chief Executive Officer of UP Quantamental from June 2019 to January 2020; Chief Investment Officer and Member of Executive Committee of Edmond de Rothschild Asset Management from December 2011 to March 2019.	13	iM Global Partner Asset Management; iM GP SICAV (investment vehicle); Syz Capital (asset management)

John M. Coughlan 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1956)	Treasurer	Open-ended term; served as Treasurer since inception.	Chief Operating Officer of the Advisor since 2004 and Chief Compliance Officer of the Advisor from 2004 to June 2023.	N/A	None

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years

Joseph Kelly 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1975)	Chief Compliance Officer and Secretary	Open-ended term; served as Chief Compliance Officer since June 2023. Secretary since September 2023.	Managing Director, Chief Compliance Officer of the Advisor since June 2023. Deputy Chief Compliance Officer, The TCW Group, Inc. from January 2022 to June 2023. Senior Vice President Compliance, The TCW Group, Inc. from June 2021 to December 2021. General Counsel and Chief Compliance Officer, Dunham & Associates Investment Counsel Inc. from November 2013 to June 2021.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, a co-portfolio manager at the Advisor, is an Assistant Secretary of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisors, and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, both in person and held virtually, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Governance Committee, a Qualified Legal Compliance Committee, and a Compensation Committee which are discussed in greater detail under “Board of Trustees – Board Committees” below. Each standing committee of the Board is comprised entirely of Independent Trustees, except for the Compensation Committee, which is comprised of two Independent Trustees and one Interested Trustee. Ms. Allecta, an Independent Trustee, serves as Chairperson of the Board. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from the Advisor as the “valuation designee” pursuant to Rule 2a-5 under the 1940 Act. As the valuation designee, the Advisor is responsible for determinations of fair value with respect to the Funds’ portfolio holdings, subject to oversight by the Board. The valuation designee reports to the Board on the valuation of the Funds’ portfolio securities, selects pricing agents for the valuation of Fund holdings, and reviews the performance of each such pricing service.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and each of the Trustees has served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. Seeley’s Trustee Attributes include his over twenty-five years of professional experience leading and managing various asset management firms, and his in-depth knowledge of fields including product development, distribution, operations and compliance, including with respect to mutual funds, interval funds and exchange-traded funds. This experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Mr. Uzan’s Trustee Attributes include his position as Deputy CEO and Global Asset Management Chief Investment Officer of iM Global Partner. In this position, Mr. Uzan is responsible for overseeing at iM Global Partner Group level due diligence, asset class research and portfolio tactical allocation decisions. In particular, the Portfolio Management team in charge of the Funds, led by Mr. Chee, reports to him. For the past three years he has been a Board member of the European Union regulated iM Global Partner main fund, the iMGP Sicav. He is frequently quoted in media in the areas of asset allocation and manager selection. As Deputy CEO, he is also actively involved in the potential acquisitions strategy at the Group level. Mr. Uzan also has prior experience as asset allocator and financial engineer.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to investment companies, private funds, boards of directors and management companies. Ms. Allecta also has mutual fund and closed-end fund board experience, having served on the board of trustees of Forward Funds from 2012 to 2022, the board of trustees of the Salient MF Trust from 2015 to 2022, and the board of directors of the Salient Midstream & MLP Fund from 2017 to 2022. Ms. Allecta was also a member of the Governing Council of the Independent Directors Council (the “IDC”) from 2014 to 2022, serving terms as chair of the IDC Policy Committee and a member of the IDC Executive Council. Ms. Allecta served as lead Independent Trustee of the Trust beginning in 2021 and was elected Chair of the Trust beginning in 2023.

Mr. Bird’s Trustee Attributes include his thirty years of general management and investment experience, with a focus on impact investing. Mr. Bird has served on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Borggaard’s Trustee Attributes include her experience as a financial services executive and board member with broad global experience guiding boutique asset management companies. Ms. Borggaard currently serves on the board of several for-profit and not-for-profit organizations. Ms. Borggaard’s board experience includes providing guidance on diverse business issues including strategy, crisis management, C-suite succession planning, governance, finance, compliance, product development and equity-based total compensation. This experience gives her extensive knowledge of investment, financial management and governance matters.

Mr. DePriest’s Trustee Attributes include his over two decades of experience as legal counsel to advisers to mutual funds, closed-end funds, private funds and other investment vehicles. Through his roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds - Investment Trust since 1999.

Board Committees

The Board has four standing committees as described below:

Audit Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D. (Chair)	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D. (Chair)	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

Governance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Thomas W. Bird (Chair) Jonathan W. DePriest	Responsible for seeking, identifying and recommending to the Board qualified Trustee candidates for election or appointment to the Board and overseeing matters of Trust governance, including evaluation of Board performance and process, and the establishment of Trust governance guidelines and procedures, to the extent necessary or desirable.	1

Compensation Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Jennifer M. Borggaard (Chair) Herald M. Shefrin, Ph.D. Jeffrey K. Seeley	Responsible for coordinating the review of, and developing recommendations to the Board relating to, the compensation of (i) the Independent Trustees and committee members and (ii) the Chief Compliance Officer of the Trust.	1

Trustee Ownership of Fund Shares

As of December 31, 2023, the Trustees owned the following dollar range of shares of the various series of the Trust (the “iMGP Funds”)(1).

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees
Julie Allecta	High Income Fund#	E	E
Thomas W. Bird	Alternative Strategies Fund	C	E
	High Income Fund#	C
	Dolan McEniry Corporate Bond Fund	C

Jennifer M. Borggaard	Alternative Strategies Fund	D	D

Jonathan W. DePriest	DBi Managed Futures Strategy ETF	D	E
	DBi Hedge Strategy ETF	D

Frederick A. Eigenbrod, Jr., Ph.D.	DBi Managed Futures Strategy ETF	C	E
	International Fund	C
	Alternative Strategies Fund	D
	High Income Fund#	D
	Oldfield International Value Fund	C

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)

Harold M. Shefrin, Ph.D.	International Fund	E	E

Interested Trustees
Philippe Uzan		A	A

Jeffrey K. Seeley	International Fund	C	C
	Alternative Strategies Fund	C

(1)	Dollar Range of Equity Securities in the iMGP Funds:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2)	As of December 31, 2023, the Trustees each oversaw thirteen registered investment companies in the fund complex.
#	On March 9, 2023, the fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.

Trustee Interest in Investment Advisor, Distributor or Affiliates

As of December 31, 2023, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisors, ALPS Distributors, Inc. (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisors, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation

For the year ended December 31, 2023 each Independent Trustee received an annual fee of $125,000, allocated $13,000 per operational Fund with the remaining balance pro-rated quarterly based on each Fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also received an attendance fee in the amount of $6,000 for each special meeting of the Board, to be allocated to each Fund on a prorated basis based on each Fund’s assets. From January 1, 2023 to March 8, 2023, Ms. Allecta served as the lead Independent Trustee. Effective March 8, 2023, Ms. Allecta was elected Chair of the Board. For the year ended December 31, 2023, Ms. Allecta received an additional annual retainer in the amount of $12,500, allocated to each Fund on a prorated basis based on each Fund’s assets, for her roles as lead Independent Trustee and Chair. Effective January 1, 2024, each Independent Trustee receives an annual fee of $135,000, allocated $25,000 per operational Fund with the remaining balance pro-rated quarterly based on each Fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also receives an attendance fee in the amount of $6,000 for each special meeting of the Board, to be allocated to each Fund on a prorated basis based on each Fund’s assets. Ms. Allecta receives an additional annual retainer as Chair in the amount of $15,000, allocated to each Fund on a prorated basis based on each Fund’s assets. Mr. Shefrin serves as the Audit Committee Chair and receives an additional annual retainer in the amount of $10,000, allocated to each Fund on a prorated basis based on each Fund’s assets.

As of April 1, 2024, to the best of the knowledge of the Trust, the Board and the officers of the Funds, as a group, owned of record less than 1% of the outstanding shares of each Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2023.

Name of Trustee	Aggregate Compensation from the Trust^	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex paid to Trustees
Independent Trustees
Julie Allecta	$137,500	$0	$137,500
Thomas W. Bird	$125,000	$0	$125,000
Jennifer M. Borggaard	$125,000	$0	$125,000

Name of Trustee	Aggregate Compensation from the Trust^	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex paid to Trustees
Jonathan W. DePriest	$125,000	$0	$125,000
Frederick A. Eigenbrod, Jr., Ph.D.	$125,000	$0	$125,000
Harold M. Shefrin, Ph.D.	$125,000	$0	$125,000
Interested Trustees
Jeffrey K. Seeley*	None	None	None
Philippe Uzan*	None	None	None

^	As of December 31, 2023, there were thirteen separate series of the Trust.
*	Mr. Seeley and Mr. Uzan are each an Interested Trustee because of their relationship with the Advisor and accordingly serve on the Board without compensation.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of April 1, 2024, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.1

Global Select Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94104-4151	2,034,432.06	22.06%	Record
National Financial Services Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	978,116.36	10.61%	Record

International Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Mac & Co. 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	4,873,024.14	38.64%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94105-1901	4,367,429.74	34.63%	Record
National Financial Services Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	1,041,987.77	8.26%	Record
Mac & Co. 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	680,056.48	5.39%	Record

[1]	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Alternative Strategies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	20,656,903.69	37.03%	Record
National Financial Services 499 Washington Blvd. Jersey City, NJ 07310-1995	10,607,370.21	19.01%	Record
Colorado Retirement Association 8515 E Orchard Road 2T2 Greenwood Village, CO 80111-5002	4,672,096.54	8.37%	Record
SEI Private Trust Company One Freedom Valley Drive Oakes, PA 19456-9989	4,008,637.05	7.19%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	3,003,161.84	5.38%	Record

Alternative Strategies Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	1,253,397.94	50.88%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	771,174.33	31.30%	Record
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	128,780.37	5.23%	Record

High Income Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94105-1901	7,888,540.37	71.35%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	1,840,318.08	16.64%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	582,490.50	5.27%	Record

Small Company Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94105-1901	1,824,606.74	52.31%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	602,196.44	17.26%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	429,791.58	12.32%	Record

Oldfield International Value Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	1,772,174.32	58.39%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	967,036.14	32.15%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1955	216,949.61	7.21%	Record

Dolan McEniry Corporate Bond Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	6,802,268.66	28.78%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	5,103,789.31	21.59%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	2,871,715.04	12.15%	Record
RBC Capital Markets LLC 60 S South Sixth Street #P08 Minneapolis, MN 55402	2,170,008.61	9.18%	Record

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted policies to ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Funds’ portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•	The disclosure is to a mutual fund rating or statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;

•	The disclosure is made to internal parties involved in the investment process, administration or custody of the Funds, including but not limited to the Advisor, the Sub-Advisors and the Board;

•

The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public ( e.g., portfolio information that is available on a Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Funds, or the President of the Trust.

The Funds make their portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Funds do not have any individualized ongoing arrangements to make available information about the Funds’ portfolio securities to any person other than the disclosures made, as described above, to internal parties involved in the Funds’ investment process, administration or custody of the Funds. To the extent required to perform services for the Funds or the Advisor, the Funds’ or the Advisor’s legal counsel or the Funds’ auditors may obtain portfolio holdings information. Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE SUB-ADVISORS

The Advisor is a registered investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is wholly-owned by iM Global Partner SAS (France), which is beneficially owned by iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business. iM Square SAS is owned by Legendre Holdings 36 and three non-controlling parties. Legendre Holdings 36, a holding company, is majority owned (>75%) by Eurazeo SE, a European investment firm.

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Trust, on behalf of the Funds, and the Advisor are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

In addition, individual selection of securities in each segment is provided by a Sub-Advisor approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Sub-Advisors to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Sub-Advisors; (iii) oversee the investments made by such Sub-Advisors on behalf of each Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Sub-Advisors with respect to voting proxies for each Fund, filing Section 13 ownership reports with the SEC for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Sub-Advisor; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisors selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under each Management Agreement, each Sub-Advisor agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, each Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, each Sub-Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s allocated portion of each Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Sub-Advisor’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Sub-Advisor’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Sub-Advisor’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisors’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Funds’ administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Board that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Pursuant to a Restated Contractual Advisory Fee Waiver Agreement effective as of January 1, 2006, for one year and renewable annually for additional one-year terms thereafter (the “Fee Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fees for each Fund to reflect reductions in the Sub-Advisors’ fees. Reductions in Sub-Advisors’ fees can occur due to changes in Sub-Advisors, the negotiation of different Sub-Advisor fee schedules, the reallocation of assets among Sub-Advisors or for other reasons. The Board may terminate the Fee Waiver Agreement upon 60 days’ notice to the Advisor, and the Advisor has reserved the right to decline renewal by written notice to the Trust at least 30 days before the Fee Waiver Agreement’s annual expiration date. The current term of the Fee Waiver Agreement expires on April 30, 2025. The Advisor’s intent in making such waivers is to pass through to the shareholders the benefits of reductions in the fees the Advisor is required to pay to the Sub-Advisors.

The Advisor has contractually agreed, through April 30, 2025, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Global Select Fund’s daily net assets retained by the Advisor is 0.40% on the first $750 million of the Global Select Fund’s assets and 0.30% for assets over $750 million; for the International Fund, the Advisor has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by the Advisor is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion; for the Alternative Strategies Fund, the Advisor has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by the Advisor is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion; and for the High Income Fund, the Advisor has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Fund’s daily net assets retained by the Advisor is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. This agreement may be terminated at any time by the Board of Trustees upon sixty (60) days’ written notice to the Advisor, and the Advisor may decline to renew this agreement at its expiration on April 30, 2024 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the Fee Waiver Agreement.

Pursuant to a separate Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the Global Select Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 0.98% for the Institutional Class. Such annual rate is expressed as a percentage of the daily net assets of the Global Select Fund attributable to the applicable class. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived with respect to prior periods pursuant to this agreement. This agreement may be terminated at any time by the Board of Trustees of the Trust upon sixty (60) days’ written notice to the Advisor, and the Advisor may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Operating expenses referred to in this and the following paragraph include management fees payable to the

Advisor but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as, but not limited to, litigation costs.

Pursuant to a separate Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the High Income Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 0.98% for the Institutional Class. Such annual rate is expressed as a percentage of the daily net assets of the High Income Fund attributable to the applicable class. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived with respect to prior periods pursuant to this agreement. This agreement may be terminated at any time by the Board of Trustees of the Trust upon sixty (60) days’ written notice to the Advisor, and the Advisor may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Operating expenses referred to in this and the following paragraph include management fees payable to the Advisor but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as, but not limited to, litigation costs.

Pursuant to a separate Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the Small Company Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 1.15% for the Institutional Class (the “Small Company Expense Cap”). Such annual rate is expressed as a percentage of the daily net assets of the Small Company Fund attributable to the applicable class. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived with respect to prior periods pursuant to this agreement.

Pursuant to a separate Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the Oldfield International Value Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 0.94% for the Institutional Class (the “Oldfield Expense Cap”). Such annual rate is expressed as a percentage of the daily net assets of the Oldfield International Value Fund attributable to the applicable class. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived with respect to prior periods pursuant to this agreement.

Pursuant to an Investment Sub-Advisory Fee Waiver Agreement, Oldfield Partners LP (“OP”) has agreed to participate in the limitation of the Oldfield International Value Fund’s operating expenses by waiving a portion of its sub-advisory fees until the second anniversary of the effective date of the Investment Sub-Advisory Fee Waiver Agreement. Further, the Sub-Advisor will have no obligation to waive fees in any month in which (i) the average net assets of the Oldfield International Value Fund for that month are equal to or greater than $250 million or (ii) the Fund’s actual annualized operating expenses do not exceed the annual Oldfield Expense Cap. The Investment Sub-Advisory Fee Waiver Agreement will remain in effect for the duration of the Expenses Limitation Agreement and will terminate automatically upon the termination of (i) the Sub-Advisory Agreement or (ii) the Expenses Limitation Agreement.

Pursuant to a contractual operating expense limitation between iM Global and the Dolan McEniry Corporate Bond Fund, iM Global has agreed to waive its management fees and/or reimburse the Fund’s to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% of the Fund’s average daily net assets through April 30, 2025. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70%. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Sub-Advisors will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisors or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of a Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, upon 60 days’ written notice to the Advisor or a Sub-Advisor, as applicable. The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Sub-Advisor, as applicable, upon 60 days’ written notice to the applicable Fund. The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisors, in accordance with Section 15(c) of the 1940 Act. A discussion regarding the Board’s basis for approving the Funds’ Advisory Agreement with the Advisor and each Management Agreement is included in the Funds’ Semi-Annual Report to Shareholders for the period ended June 30, 2023.

Advisory fees net of waivers each of the Funds paid to the Advisor and the amounts waived by the Advisor for the last three fiscal years are specified below. Additional investment advisory fees payable under the Advisory Agreement may have, instead, been reduced by the Advisor and in some circumstances may be subject to reimbursement by the respective Fund, as discussed previously.

Advisor Fees Paid to Advisor, Net of Waivers

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#	$781,850	$1,412,638	$2,684,601
International Fund	$1,942,177	$2,257,221	$2,992,068
Alternative Strategies Fund	$10,075,466	$15,501,635	$17,198,021
High Income Fund##	$376,376	$624,529	$457,886
Small Company Fund*	$354,643	$258,329	$413,923
Oldfield International Value Fund	$105,944	($119,644)	$26,409
Dolan McEniry Corporate Bond Fund	$536,768	$147,859	$212,211^

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
*	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.
^

During the period January 1, 2021 through September 17, 2021, the Predecessor Fund paid the Predecessor Fund’s investment adviser $140,381 in advisory fees pursuant to the prior advisory agreement, net of any fee waivers.

Amounts Waived by Advisor

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#	$541,389	$592,033	$373,809
International Fund	$499,400	$571,021	$769,499
Alternative Strategies Fund	$2,252,960	$3,839,876	$4,276,895
High Income Fund##	$434,686	$483,643	$436,692
Small Company Fund*	$140,343	$285,678	$205,387
Oldfield International Value Fund	$142,421	$298,310	$128,904
Dolan McEniry Corporate Bond Fund	$190,175	$275,958	$233,722^

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
*	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.
^

During the period January 1, 2021 through September 17, 2021, the Predecessor Fund’s investment adviser waived advisory fees and/or reimbursed Predecessor Fund expenses in the amount of $160,734 pursuant to a prior expense limitation agreement.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of the Funds’ fiscal year-end, December 31, 2023. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles			Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Global Select Fund#
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Kiko Vallarta (iM Global)	0	$0	0	$0	0	$0
Scott Moore, CFA (Nuance)	5	$3.5 billion	1	$71.4 million	652	$1.4 billion
Chad Baumler, CFA (Nuance)	5	$3.5 billion	1	$71.4 million	652	$1.4 billion
Brian A. Krawez (Scharf Investments)	3	$486.1 million	2	$136.5 million	1,592	$3.9 billion
Damon Ficklin (Polen Capital)	3	$511.4 million	2	$804 million	634	$3.7 billion
Bryan Power (Polen Capital)	3	$511.4 million	2	$804 million	634	$3.7 billion
Greg McIntire (Polen Capital)	1	$11.7 million	2	$15.2 million	1	$0.7 million
Rayna Lesser Hannaway (Polen Capital)	4	$227.7 million	4	$34.8 million	162	$173.5 million
Shane Smith (Polen Capital)	1	$11.7 million	2	$15.2 million	1	$0.7 million
Angel Ortiz (Polen Capital)##	0	$0	0	$0	0	$0
International Fund
Kiko Vallarta (iM Global)	0	$0	0	$0	0	$0
Daniel Fields (Polen Capital)	3	$566.3 million	2	$31.4 million	185	$1.3 billion
David G. Herro (Harris)	12	$26.84 billion	46	$24.08 billion	25	$4.7 billion
Mark Little (Lazard)	5	$5.31 billion	8	$3.90 billion	40	$7.18 billion
Robin Jones (Lazard)	5	$5.31 billion	8	$3.90 billion	40	$7.18 billion
Todd Morris (Polen Capital)	3	$566.3 million	2	$31.4 million	185	$1.3 billion
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Small Company Fund*
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Mark T. Dickherber (SBH)	3	$989.13 million	0	$0	124	$2.09 billion
Shaun P. Nicholson (SBH)	2	$914.77 million	0	$0	91	$1.53 billion
Rayna Lesser Hannaway (Polen Capital)	4	$227.7 million	4	$34.8 million	162	$173.5 million
Whitney Young Crawford (Polen Capital)	3	$215.9 million	2	$19.6 million	161	$172.8 million
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Alternative Strategies Fund
Jason Steuerwalt (iM Global)	0	$0	0	$0	0	$0
Paul Harrison (BXCSS)	0	$0	13	$4.2 billion	21	$23.6 billion
Adam Dwinells (BXCSS)	0	$0	13	$4.2 billion	21	$23.6 billion
Andrew Beer (DBi)	4	$1.1 billion	2	$70 million	0	$0
Mathias Mamou-Mani (DBi)	4	$1.1 billion	2	$70 million	0	$0
Jeffrey Gundlach (DoubleLine)	31	$67.1 billion	21	$6.8 billion	72	$15.6 billion
Jeffrey Sherman (DoubleLine)	23	$33.9 billion	13	$3.0 billion	19	$3.9 billion
Steven Romick (First Pacific)	4	$10.2 billion	16	$3.1 billion	5	$215 million
Brian Selmo (First Pacific)	4	$10.2 billion	14	$2.7 billion	3	$211 million
Mark Landecker (First Pacific)	4	$10.2 billion	14	$2.9 billion	3	$211 million
Matthew Eagan (Loomis Sayles)	18	$29.3 billion	23	$10.9 billion	104	$25 billion
Brian Kennedy (Loomis Sayles)	16	$28.8 billion	22	$10.2 billion	108	$25 billion

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles			Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Todd Vandam (Loomis Sayles)	6	$1.3 billon	11	$3 billion	44	$8 billion
John Orrico (Water Island)	6	$1.4 billion	1	$25 million	0	$0
Roger Foltynowicz (Water Island)	4	$1.2 billion	0	$0	0	$0
Gregg Loprete (Water Island)	3	$250 million	0	$0	0	$0
Matthew Osowiecki (Water Island)	2	$1.1 billion	1	$25 million	0	$0
Jack Chee (iM Global)	0	$0	0	$0	0	$0
High Income Fund
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Jason Steuerwalt (iM Global)	0	$0	0	$0	0	$0
Andrew P. Hofer (BBH)	5	$15.5 billion	6	$2 billion	146	$3.2 billion
Neil Hohmann (BBH)	4	$8.6 billon	6	$2 billion	146	$3.2 billion
Paul Kunz (BBH)	3	$8.5 billion	4	$1.7 billion	104	$1.7 billion
Evan L. Serdensky (Guggenheim)	14	$39.1 billion	3	$1.6 billion	37	$20.5 billion
Anne Walsh (Guggenheim)	18	$40.4 billion	5	$2.4 billion	46	$115.4 billion
Steven Brown (Guggenheim)	18	$40.4 billion	6	$3.1 billion	39	$21.5 billion
Adam Bloch (Guggenheim)	20	$39.3 billion	6	$3.1 billion	39	$21.5 billion
Derek Devens (Neuberger Berman)	4	$1.5 billion	3	$2.2 billion	88	$3.8 billion
Rory Ewing (Neuberger Berman)	4	$1.5 billion	3	$2.2 billion	82	$3.8 billion
Eric Zhou (Neuberger Berman)	4	$1.5 billion	1	$44 million	9	$3.6 billion
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Oldfield International Value Fund
Kiko Vallarta (iM Global)	0	$0	0	$0	0	$0
Nigel Waller (OP)	0	$0	2	$687 million	3	$1,340 million
Andrew Goodwin (OP)	0	$0	2	$687 million	3	$1,340 million
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Dolan McEniry Corporate Bond Fund
Daniel D. Dolan, Jr. (Dolan McEniry)	0	$0	3	$193 million	4,429	$9.1 billion
Roger S. McEniry (Dolan McEniry)	0	$0	3	$193 million	4,429	$9.1 billion
Stephen M. Schubert (Dolan McEniry)	0	$0	3	$193 million	4,429	$9.1 billion
C. Schaffer Degan, CFA (Dolan McEniry)	0	$0	3	$193 million	4,429	$9.1 billion
Robert W. Greber, III, CFA (Dolan McEniry)	0	$0	3	$193 million	4,429	$9.1 billion

*	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.
##	The information for Angel Ortiz is as of April 29, 2024.

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Funds’ portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Information is shown as of the Funds’ fiscal year-end, December 31, 2023. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Global Select Fund
Brian A. Krawez (Scharf Investments)	0	$0	0	$0	166	$171.8 million
Bryan Power (Polen Capital)	0	$0	1	$30.6 million	1	$204 million
Damon Ficklin (Polen Capital)	0	$0	1	$30.6 million	1	$204 million
Rayna Lesser Hannaway (Polen Capital)	0	$0	1	$15.2 million	0	$0
Greg McIntire (Polen Capital)	0	$0	1	$15.2 million	0	$0
Shane Smith (Polen Capital)	0	$0	1	$15.2 million	0	$0
International Fund
David G. Herro (Harris)	0	$0	2	$773.5 million	0	$0
Mark Little (Lazard)	0	$0	0	$0	0	$0
Robin Jones (Jones)	0	$0	0	$0	0	$0
Small Company Fund*
Rayna Lesser Hannaway (Polen Capital)	0	$0	1	$15.2 million	0	$0
Alternative Strategies Fund
Paul Harrison (BXCSS)	0	$0	13	$4.2 billion	21	$23.6 billion
Adam Dwinells (BXCSS)	0	$0	13	$4.2 billion	21	$23.6 billion
Jeffrey Gundlach (DoubleLine)	0	$0	2	$908 million	3	$1.31 billion
Andrew Beer (DBi)	0	$0	0	$0	0	$0
Mathias Mamou-Mani (DBi)	0	$0	0	$0	0	$0
Steven Romick (First Pacific)	0	$0	8	$574 million	2	$3.7 million
Brian Selmo (First Pacific)	0	$0	6	$175.8 million	0	$0
Mark Landecker (First Pacific)	0	$0	6	$348.6 million	0	$0
Matthew Eagan (Loomis Sayles)	0	$0	0	$0	1	$29 million
Todd Vandam (Loomis Sayles)	0	$0	0	$0	1	$29 million
Brian Kennedy (Loomis Sayles)	0	$0	0	$0	1	$29 million
John Orrico (Water Island)	0	$0	1	$25 million	0	$0
Matthew Osowiecki (Water Island)	0	$0	1	$25 million	0	$0
High Income Fund
Evan L. Serdensky (Guggenheim)	0	$0	1	$215.4 million	1	$108.8 million
Anne Walsh (Guggenheim)	0	$0	3	$1.7 billion	1	$108.8 million
Steven Brown (Guggenheim)	0	$0	3	$1.7 billion	1	$108.8 million
Adam Bloch (Guggenheim)	0	$0	3	$1.7 billion	1	$108.8 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of each of the following Sub-Advisors who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

iM GLOBAL

Advisor to the Funds

iM Global has overall responsibility for assets under management and conducts oversight and evaluation of the Funds’ investment managers and other duties. iM Global generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds. Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by the portfolio managers. iM Global has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

BLACKSTONE CREDIT SYSTEMATIC STRATEGIES LLC (“BXCSS”)

Sub-Advisor to the Alternative Strategies Fund

Effective December 18, 2020, Blackstone Inc. (“Blackstone”) acquired DCI, LLC, which has become a part of the credit, asset-based finance and insurance asset management business unit of Blackstone (“Blackstone Credit & Insurance”) and was subsequently renamed Blackstone Credit Systematic Strategies LLC. The Alternative Strategies Fund’s portion of assets that is sub-advised by BXCSS (“BXCSS Sleeve”) and the shareholders of the Alternative Strategies Fund therefore will be subject to a number of actual and potential conflicts of interest involving Blackstone and Blackstone Credit & Insurance, including BXCSS (together, the “Firm”). In addition, as a consequence of Blackstone holding a controlling interest in Blackstone Credit & Insurance and Blackstone’s status as a public company, the officers, directors, members, managers and employees of Blackstone Credit & Insurance will take into account certain additional considerations and other factors in connection with the management of the BXCSS Sleeve that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Alternative Strategies Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, Blackstone Credit & Insurance, Blackstone or BXCSS in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to Blackstone Credit & Insurance affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other Blackstone Credit & Insurance Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the BXCSS Sleeve or one or more Other Blackstone Credit & Insurance Clients own interests) that Blackstone Credit & Insurance may establish, advise or sub-advise from time to time and to which Blackstone Credit & Insurance provides investment management or sub-advisory services (other than the BXCSS Sleeve and any such funds and accounts in which the BXCSS sleeve has any interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit & Insurance to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit & Insurance Clients” shall not include Blackstone Credit & Insurance in its role as principal of any account, including any accounts for which Blackstone Credit & Insurance or an affiliate thereof acts as an advisor.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the BXCSS Sleeve or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the BXCSS Sleeve, any such funds and accounts in which the BXCSS Sleeve has an interest and Other Blackstone Credit & Insurance Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an advisor.

“Other Clients” means, collectively, Other Blackstone Credit & Insurance Clients and Blackstone Clients.

“BXCSS Sleeve” means the portion of the Alternative Strategies Fund’s assets that is sub-advised by BXCSS.

The Firm’s Policies and Procedures. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the BXCSS Sleeve and the other business units at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that may reduce the positive synergies that the BXCSS Sleeve expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which Other Clients might be considering making an investment or companies that are clients of the Firm. As a consequence, that information, which could be of benefit to the BXCSS Sleeve, might become restricted to those other respective businesses and otherwise be unavailable to the BXCSS Sleeve. It is also possible that the BXCSS Sleeve could be restricted from trading despite the fact that the BXCSS Sleeve did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the BXCSS Sleeve to effectively achieve its investment objective by unduly limiting the investment flexibility of the BXCSS Sleeve and/or the flow of otherwise appropriate information between BXCSS and other business units at the Firm. Personnel of the Firm could be unable, for example, to assist with the activities of the BXCSS Sleeve as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally. In addition, to the extent that the Firm is in possession of material non-public information or is otherwise restricted from trading in certain securities, the BXCSS Sleeve and BXCSS may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will from time to time restrict or otherwise limit the ability of the BXCSS Sleeve and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the BXCSS Sleeve, may require the BXCSS Sleeve to share such opportunities or otherwise limit the amount of an opportunity the BXCSS Sleeve can otherwise take.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of shareholders in the Alternative Strategies Fund with respect to the BXCSS Sleeve. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, BXCSS will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the 1940 Act and the Board’s oversight. Shareholders of the Alternative Strategies Fund should be aware that conflicts will not necessarily be resolved in favor of the BXCSS Sleeve’s interests. In addition, BXCSS may in certain situations choose to obtain the consent of the Board with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act and the Advisers Act. The BXCSS Sleeve may enter into joint transactions or cross-trades with Other Clients or affiliates of the Firm to the extent permitted by the 1940 Act and the Advisers Act. Subject to the limitations of the 1940 Act, the BXCSS Sleeve may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds managed by Blackstone Credit & Insurance.

Allocation of Personnel. BXCSS and its members, officers and employees will devote as much of their time to the activities of the BXCSS Sleeve as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the investment advisory agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities have the potential be in competition with the BXCSS Sleeve and/or to involve substantial time and resources of BXCSS. Firm personnel, including members of the investment committee, will work on other projects, serve on other committees (including boards of directors) and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of BXCSS’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to BXCSS or the BXCSS sleeve. Certain non-investment professionals are not dedicated solely to the BXCSS sleeve and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the BXCSS Sleeve. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of BXCSS and its officers and employees will not be devoted exclusively to the business of the BXCSS Sleeve, but will be allocated between the business of the BXCSS Sleeve and the management of the monies of such Other Clients of BXCSS. Time spent on these other initiatives diverts attention from the activities of the BXCSS Sleeve, which could negatively impact shareholders of the Alternative Strategies Fund. Furthermore, Blackstone Credit & Insurance’s and BXCSS’s personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit & Insurance can share in the fees and performance-based compensation from the BXCSS Sleeve; similarly, Firm personnel may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit & Insurance’s determination of the amount of time necessary to conduct the BXCSS Sleeve’s activities will be conclusive.

Integration Risks; Control of BXCSS. Effective December 18, 2020, Blackstone acquired DCI, LLC, which has become a part of Blackstone Credit & Insurance and was subsequently renamed Blackstone Credit Systematic Strategies LLC. While the two organizations believe they share a number of cultural attributes that should enhance and streamline the integration of BXCSS into the broader Blackstone organization and further the cooperation and collaboration between the BXCSS team and Blackstone in developing a world class investment platform at Blackstone, there can be no assurance that such integration will be successful, that disputes will not arise, or that Blackstone or Blackstone’s other businesses, including its private equity, credit, insurance, real estate and other investment related businesses, will not adversely affect the ability of the BXCSS Sleeve to achieve its investment objectives. Although Blackstone and BXCSS do not expect there to be a material change in the day to day management of the BXCSS Sleeve, Blackstone controls BXCSS notwithstanding any titles retained by the BXCSS professionals in the BXCSS investment advisory business.

Further, as a result of becoming affiliated with Blackstone, BXCSS and the BXCSS Sleeve may be restricted from entering into (or maintaining) certain transactions in which Blackstone or a related entity has an interest or which would result in an economic or other incremental benefit to Blackstone or its related entities. For example, the BXCSS Sleeve could be restricted from trading in certain securities as a result of Blackstone’s or Other Clients’ activities. In that regard, it should be noted that Blackstone and portfolio companies of Other Clients have issued, and may in the future issue, high yield bonds and other securities that the BXCSS Sleeve has invested in or that may otherwise be appropriate for the BXCSS Sleeve. Accordingly, it should be expected that the affiliate relationship between Blackstone and BXCSS will cause BXCSS, Blackstone, the BXCSS Sleeve and the Blackstone Clients to be subject to additional restrictions, risks and conflicts of interest, which could have an adverse impact on BXCSS and/or the BXCSS Sleeve or otherwise impede their ability to effectively achieve their investment objectives. There can be no assurance that any conflicts of interest will be resolved favorably for the BXCSS Sleeve.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of BXCSS will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the BXCSS Sleeve, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the BXCSS Sleeve, including if such other entities compete with the BXCSS Sleeve for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the BXCSS Sleeve. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the BXCSS Sleeve, there can be no assurance that conflicts of interest between the interests of the BXCSS Sleeve and Other Clients will be resolved favorably for the BXCSS Sleeve. Furthermore, certain principals and employees of BXCSS may have a greater financial interest in the performance of such other funds or accounts than the performance of the BXCSS Sleeve. Such involvement may create conflicts of interest in making investments on behalf of the BXCSS Sleeve and such other funds and accounts. Also, Blackstone personnel, Firm employees, including employees of BXCSS, are generally permitted to invest in alternative investment funds, private equity and debt funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the BXCSS Sleeve, or otherwise relate to the obligors in which the BXCSS Sleeve has or acquires a different principal investment (including, for example, with respect to seniority), which is expected to give rise to conflicts of interest related to misaligned interests between the BXCSS Sleeve and such persons. There could be situations in which such alternative investment funds invest in the same portfolio companies as the Company and there could be situations in which such alternative investment funds purchase securities from, or sell securities to, the BXCSS Sleeve if permitted under the 1940 Act and other applicable law. There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the BXCSS Sleeve. Shareholders of the Alternative Strategies Fund will not receive any benefit from any such investments, and the financial incentives of Firm personnel in such other investments could be greater than their financial incentives in relation to the BXCSS Sleeve.

Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by advisers and service providers (or their affiliates) or otherwise actively involved in industries and sectors in which the BXCSS Sleeve invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the BXCSS Sleeve or other counterparties of the BXCSS Sleeve and its obligors and/or assets, or service providers of the BXCSS Sleeve. Moreover, in certain instances, the BXCSS Sleeve or its obligors can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships also may influence Blackstone, BXCSS and/or Blackstone Credit & Insurance in deciding whether to select or recommend certain service providers to perform services for the BXCSS Sleeve or obligors (the cost of which will generally be borne directly or indirectly by the Alternative Strategies Fund or such obligors, as applicable) and to incentivize Blackstone to engage such service provider over a third party. The fees for services provided by such service providers may or may not be at the same rate charged by other third parties and the Firm undertakes no obligations to select service providers who have lower rates. The Firm undertakes no minimum amount of benchmarking. To the extent the Firm does not engage in benchmarking, it cannot be assured that such benchmarking will be accurate, comparable, or relate specifically to the assets or services to which such rates or terms relate. Whether or not the Firm has a relationship or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the appliable services or could provide such services at lesser cost. Notwithstanding the foregoing, investment transactions relating to the BXCSS Sleeve that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that BXCSS believes to be of benefit to the BXCSS Sleeve. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, from time to time, the Firm will provide services in the future beyond those currently provided. Shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the BXCSS Sleeve. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests have the potential to preclude all Blackstone-affiliated clients, including the BXCSS Sleeve, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the BXCSS Sleeve. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The BXCSS Sleeve’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the BXCSS Sleeve’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the BXCSS Sleeve’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading can be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller can permit the BXCSS Sleeve to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The BXCSS Sleeve may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and BXCSS. To the extent that the BXCSS Sleeve holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit & Insurance may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the BXCSS Sleeve. Furthermore, it is possible the BXCSS Sleeve’s interest could be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. The Firm owes a fiduciary duty to Other Clients as well as to the Alternative Strategies Fund and will encounter conflicts in the exercise of these duties. Certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the BXCSS Sleeve or its obligors. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the BXCSS Sleeve or its obligors in any such securities or related securities. From time to time, the BXCSS Sleeve and the Other Clients can be expected to make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent the BXCSS Sleeve holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, BXCSS and its affiliates will be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the BXCSS Sleeve lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the BXCSS Sleeve (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, be averaged, which will, in certain circumstances, be disadvantageous to the BXCSS Sleeve.

Further conflicts could arise after the BXCSS Sleeve and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the BXCSS Sleeve to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of BXCSS to recommend actions in the best interests of the BXCSS Sleeve might be impaired. Blackstone Credit & Insurance may in its sole discretion take steps to reduce the potential for adversity between the BXCSS Sleeve and the Other Clients, including causing the BXCSS Sleeve and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the BXCSS Sleeve and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there may be circumstances where Blackstone Credit & Insurance agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the BXCSS Sleeve or Other Clients, such as where Blackstone Credit & Insurance is expected to cause the BXCSS Sleeve or Other Clients to decline to exercise control- and/or foreclosure-related rights with respect to a portfolio company.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the BXCSS Sleeve, and, subject to applicable law, a decision by Blackstone Credit & Insurance to take any particular action could have the effect of benefiting an Other Client and therefore may not have been in the best interests of, and may be adverse to, the BXCSS Sleeve. There can be no assurance that the return on the BXCSS Sleeve’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. Shareholders of the Alternative Strategies Fund will not receive any benefit from fees paid to any affiliate of Blackstone Credit & Insurance in respect of any Other Client’s investment in a portfolio company, to the extent permitted by the 1940 Act.

Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that BXCSS, Blackstone Credit & Insurance and Blackstone provide investment management, advisory and sub-advisory services to the BXCSS Sleeve and Other Clients.

The respective investment programs of the BXCSS Sleeve and the Other Clients may or may not be substantially similar. Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the BXCSS Sleeve, even though their investment objectives may be the same as or similar to those of the BXCSS Sleeve. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by BXCSS in managing the BXCSS Sleeve and may affect the prices and availability of the securities and instruments in which the BXCSS Sleeve invests. In addition, certain investment opportunities that fall within the BXCSS Sleeve’s investment objectives or strategy may be allocated in whole or in part (a) to Blackstone or Blackstone Credit & Insurance itself, such as strategic investments made by Blackstone or Blackstone Credit & Insurance itself (whether in financial institutions or otherwise), or (b) to Other Clients, such as Other Clients that have investment objectives or guidelines similar to or overlapping, in whole or in part, with the BXCSS Sleeve to some extent, or pursue similar returns as the BXCSS Sleeve but have a different investment strategy or objective. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the BXCSS Sleeve and Other Clients. In any event, it is the policy of Blackstone Credit & Insurance to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit & Insurance, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations. Blackstone Credit & Insurance will share any investment and sale opportunities with such Other Clients and the BXCSS Sleeve in accordance with the Advisers Act, and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, Blackstone Credit & Insurance may also consider the following factors in making any allocation determinations (which determinations shall be on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), and such factors may result in a different allocation of investment and/or sale opportunities: (i) the risk-return and target return profile of the proposed investment relative to the BXCSS Sleeve’s and the Other Clients’ current risk profiles; (ii) the BXCSS Sleeve’s and/or the Other Clients’ investment strategies, mandates, guidelines, restrictions, terms, objectives, parameters, limitations and other contractual provisions, (including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings), other contractual provisions (including

Other Clients with minimum allocation provisions), focus (including investment focus on a classification attributable to an investment, such as maturity), parameters and investor preferences of the BXCSS Sleeve (including, without limitation, with respect to Other Clients that expected to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts or other investment vehicles (whether now in existence or which may be established in the future)) with similar investment strategies and objectives; (iii) diversification and concentration considerations in the BXCSS Sleeve’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector, geography, region, location, market or issuer imbalance in the BXCSS Sleeve’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the BXCSS Sleeve and Other Clients; (iv) liquidity considerations of the BXCSS Sleeve and the relevant Other Clients, (including warehouse vehicles or arrangements (such as CLO warehouses and Blackstone-controlled or third party warehouse arrangements) established for the benefit of current Other Clients or potential future Other Clients), including during a ramp-up (which includes the period prior to or after the initial closing of an Other Client during which its manager is deploying funds already invested or committed (or that its manager anticipates will be invested or committed) and can continue for a period during an Other Client’s fundraising and/or acceptance of future subscriptions as deemed appropriate by Blackstone, including to protect against zero or de minimis allocations or in anticipation of future subscriptions) or wind-down of one or more of the BXCSS Sleeve or such Other Clients, proximity to the end of the BXCSS Sleeve’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) legal, tax, accounting, political, national security and other consequences; (vi) regulatory or contractual restrictions or consequences (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the BXCSS Sleeve or Other Blackstone Credit & Insurance Clients); (vii) avoiding a de minimis or odd lot allocation; (viii) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (ix) the BXCSS Sleeve’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the BXCSS Sleeve or such Other Clients; (xi) the management of any actual or potential conflict of interest; (xii) with respect to investments that are made available to Blackstone Credit & Insurance by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available to the BXCSS Sleeve and all Other Clients; (xiii) available capital of the BXCSS Sleeve and the Other Clients, (xiv) primary and permitted investment strategies, guidelines, liquidity positions and requirements, and objectives of the BXCSS Sleeve and the Other Clients, including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts with similar investment strategies and objectives), (xv) sourcing of the investment, (xvi) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment, (xvii) expected investment return, (xviii) expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows), (xix) capital expenditure required as part of the investment, (xx) portfolio diversification and concentration concerns (including, but not limited to, whether a particular fund already has its desired exposure to the investment, sector, industry, geographic region or markets in question), (xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment), (xxii) timing expected to be necessary to execute an investment, (xxiii) whether Blackstone Credit & Insurance believes that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the BXCSS Sleeve, Other Clients and/or Blackstone and (xxiv) any other considerations deemed relevant by Blackstone Credit & Insurance in good faith.

Blackstone Credit & Insurance shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the BXCSS Sleeve if Blackstone Credit & Insurance determines in good faith that such opportunity (or portion thereof) should not be presented to the BXCSS Sleeve for any one or a combination of the reasons specified above, or if Blackstone Credit & Insurance is otherwise restricted from presenting such investment opportunity to the BXCSS Sleeve.

Moreover, with respect to Blackstone Credit & Insurance’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the BXCSS Sleeve and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), Blackstone Credit & Insurance and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed energy) and other matters. In addition, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions may result in the BXCSS Sleeve or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments. Additionally, investment opportunities sourced by Blackstone Credit & Insurance will be allocated in accordance with Blackstone’s and Blackstone Credit & Insurance’s allocation policies, which may provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and

Blackstone Credit & Insurance believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit & Insurance and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit & Insurance will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit & Insurance, the BXCSS Sleeve and Other Blackstone Credit & Insurance Clients.

When BXCSS determines not to pursue some or all of an investment opportunity for the BXCSS Sleeve that would otherwise be within the BXCSS Sleeve’s objectives and strategies, and Blackstone or Blackstone Credit & Insurance provides the opportunity or offers the opportunity to Other Clients, (or other parties, including issuers, portfolio companies or limited partners of Other Clients, joint venture partners, related parties or other third parties), Blackstone or Blackstone Credit &Insurance, including their personnel (including BXCSS personnel), will in certain circumstances, be expected to receive compensation from the Other Clients and/or such other parties, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the BXCSS Sleeve to BXCSS. As a result, Blackstone Credit & Insurance (including BXCSS personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the BXCSS Sleeve to or source investment opportunities for Other Clients and/or such other parties. In addition, in some cases Blackstone or Blackstone Credit & Insurance can be expected to earn greater fees when Other Clients participate alongside or instead of the BXCSS Sleeve in an Investment.

Blackstone Credit & Insurance makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit & Insurance, or circumstances not foreseen by Blackstone Credit & Insurance at the time of allocation, will, in certain circumstances, cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit & Insurance expects to be consistent with the BXCSS Sleeve’s objectives will, in certain circumstances, fail to achieve them.

Orders may be combined for the BXCSS Sleeve and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit & Insurance or its affiliates consider equitable.

Cross Transactions. Situations may arise where certain assets held by the BXCSS Sleeve may be transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, BXCSS’s contractual obligations to the Alternative Strategies Fund and applicable law, including the 1940 Act. The BXCSS Sleeve or its obligors may purchase investments or assets from or sell investments or assets to shareholders, other obligors of the Alternative Strategies Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the BXCSS Sleeve or its obligors, on the one hand, and shareholders, other obligors of the Alternative Strategies Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the BXCSS Sleeve to a shareholder, other obligors of the Alternative Strategies Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third party bids or obtain a third party valuation prior to causing the BXCSS Sleeve or any of its obligors to purchase or sell any asset or investment from or to a shareholder, other obligors of the Alternative Strategies Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

Transactions with Obligors/Portfolio Companies. The Firm and obligors/portfolio companies of the BXCSS Sleeve and Other Clients operate in multiple industries and provide products and services to or otherwise contract with or have other business arrangements with obligors/portfolio companies of the BXCSS Sleeve, among others. The BXCSS Sleeve and shareholders of the Alternative Strategies Fund will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the any such business arrangements. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to BXCSS. Additionally, the Firm or an affiliate thereof will from time to time hold equity or other investments in companies or businesses that provide services to or otherwise contract with portfolio companies. The BXCSS Sleeve and shareholders of the Alternative Strategies Fund will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit & Insurance as a result of these relationships and/or participation by portfolio companies.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the BXCSS Sleeve, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the BXCSS Sleeve and thus the return to shareholders of the Alternative Strategies Fund.

The 1940 Act could limit the Alternative Strategies Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the BXCSS Sleeve could be prohibited from executing “joint” transactions with the Alternative Strategies Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations could limit the scope of investment opportunities that would otherwise be available to the BXCSS Sleeve.

Technological and Scientific Innovations. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the BXCSS Sleeve’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular Investment may not have been foreseeable at the time the BXCSS Sleeve made such investment and may adversely impact the BXCSS Sleeve and/or its obligors/portfolio companies. Furthermore, Blackstone Credit & Insurance could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of BXCSS can be expected to trade in securities and make personal investments for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by BXCSS. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the BXCSS Sleeve to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the BXCSS Sleeve. Such personal securities transactions and investments will, in certain circumstances, result in conflicts of interest, including to the extent they relate to (i) a company in which the BXCSS Sleeve holds or acquires an investment (either directly through a privately negotiated investment or indirectly through the purchase of securities or other traded instruments related thereto) and (ii) entities that have interests which are adverse to those of the BXCSS Sleeve or pursue similar investment opportunities as the BXCSS Sleeve. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of BXCSS can be expected to take into account certain considerations and other factors in connection with the management of the BXCSS Sleeve that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that have the potential to conflict with their duties to the Alternative Strategies Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the BXCSS Sleeve and Other Clients, BXCSS could decline to undertake investment activity or transact with a counterparty on behalf of the BXCSS Sleeve for reputational reasons, and this decision could result in the BXCSS Sleeve foregoing a profit or suffering a loss.

BROWN BROTHERS HARRIMAN & CO. (“BBH”)

Sub-Advisor to the High Income Fund

BBH, through a separately identifiable department, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) may utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH monitors a variety of areas, including compliance with Fund investment guidelines, review of allocation decisions and compliance with the sub-advisor’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The sub-advisor has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

DOLAN MCENIRY CAPITAL MANAGEMENT, LLC (“DOLAN MCENIRY”)

Sub-Advisor to the Dolan McEniry Corporate Bond Fund

Material conflicts of interest that may arise in connection with portfolio managers’ management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

iM Square SAS, a control person of the Sub-Advisor and of the Advisor, also owns interests in a number of other investment advisory firms. The Sub-Advisor employs certain of the Advisor’s affiliates to assist the firm in marketing certain other pooled investment vehicles and accounts that are advised under WRAP or SMA programs. The Sub-Advisor does not believe that these arrangements present a conflict of interest for the management of the Fund.

DOUBLELINE CAPITAL LP (“DoubleLine”)

Sub-Advisor to the Alternative Strategies Fund

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Alternative Strategies Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Alternative Strategies Fund, be managed (benchmarked) against the same index the Alternative Strategies Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Alternative Strategies Fund. The other accounts might also have different investment objectives or strategies than the Alternative Strategies Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Alternative Strategies Fund. Because of their positions with the Alternative Strategies Fund, the portfolio managers know the size, timing and possible market impact of the Alternative Strategies Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Alternative Strategies Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Alternative Strategies Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Alternative Strategies Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Alternative Strategies Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Alternative Strategies Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Alternative Strategies Fund’s investment opportunities may also arise when the Alternative Strategies Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Alternative Strategies Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Alternative Strategies Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Alternative Strategies Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Alternative Strategies Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Alternative Strategies Fund.

Investors in the Alternative Strategies Fund may also be advisory clients of DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Alternative Strategies Fund, may render advice to the Alternative Strategies Fund that provides a direct or indirect benefit to DoubleLine or a related party or may manage or advise a product in which the Alternative Strategies Fund is invested in such a way that would not be beneficial to the

Fund. For example, DoubleLine may advise a client who has invested in the Alternative Strategies Fund to redeem its investment in the Alternative Strategies Fund, which may cause the Alternative Strategies Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. DoubleLine could also, for example, make decisions with respect to a structured product managed or sponsored by DoubleLine in a manner that could have adverse effects on investors in the product, including, potentially, the Alternative Strategies Fund. DoubleLine currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Alternative Strategies Fund, to a large number of investors.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its related parties may engage in activities where the interests of certain divisions of DoubleLine and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Alternative Strategies Fund.

Possible Future Activities. DoubleLine and its related parties may expand the range of services that they provide over time. Except as provided herein, DoubleLine and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Alternative Strategies Fund. These clients may themselves represent appropriate investment opportunities for the Alternative Strategies Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Alternative Strategies Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Alternative Strategies Fund and performance fee based accounts on a fair and equitable basis over time.

DYNAMIC BETA INVESTMENTS, LLC (“DBi”)

Sub-Advisor to the Alternative Strategies Fund

Material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

FIRST PACIFIC ADVISORS, LP (“First Pacific”)

Sub-Advisor to the Alternative Strategies Fund

First Pacific has potential conflicts of interest in connection with its investment activities. For example, First Pacific manages multiple client accounts with different investment objectives and guidelines, and with different fee structures. First Pacific receives both asset-based fees and performance-based fees as compensation for its investment advisory services. Performance-based fees create an incentive for First Pacific to favor those accounts over asset-based fee accounts or make investments that are riskier or more speculative than would be the case in the absence of performance-based fee clients. To mitigate potential conflicts of interest when managing performance-based fee clients side-by-side with asset-based fee clients, First Pacific has developed a policy in which portfolio managers seek to allocate investment opportunities among eligible accounts on a pro rata basis if that is practical; or, if a pro rata allocation is not practical, to allocate the investment opportunities among First Pacific advisory clients on a basis that over time is fair and equitable to each advisory client relative to other clients.

First Pacific has also implemented other policies and procedures that seek to address other potential conflicts of interest that may arise in connection with First Pacific’s business and that are designed to seek to ensure that all client accounts are treated fairly and equitably over time, including with respect to, among others, code of ethics, insider trading, best execution, trade aggregation, soft dollars, gifts and entertainment, and political contributions, among others. Additional information about potential conflicts of interest regarding First Pacific is set forth in First Pacific’s Form ADV Part 1 and Part 2A, a copy of which is available on the SEC’s website at www.adviserinfo.sec.gov.

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT (“Guggenheim”)

Sub-Advisor to the High Income Fund

Potential Conflicts Related to the Sale of Fund Shares. Guggenheim, its affiliates and its respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. The Fund and/or Guggenheim or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund over other funds or financial products.

To the extent permitted by applicable law, Guggenheim and its affiliates and the Fund may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of the assets of Guggenheim or its affiliates or amounts payable to Guggenheim or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Fund over other funds or financial products.

Potential Conflicts Related to Management of the Fund by Guggenheim. The following are descriptions of certain conflicts, financial or otherwise, that Guggenheim and its employees may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of Guggenheim, its affiliates, or their respective clients. To address these and other actual or potential conflicts, Guggenheim and/or the Fund have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with Guggenheim’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of Guggenheim’s affiliates and are not employees or clients of Guggenheim. Additional information about potential conflicts of interest regarding Guggenheim is set forth in Guggenheim’s Form ADV. A copy of Part 1 and Part 2A of Guggenheim’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.

Guggenheim and its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. Guggenheim is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including Guggenheim (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for Guggenheim in managing the Fund.

For example, the Other Business Activities may create conflicts between the interests of the Fund, on the one hand, and the interests of Guggenheim, its affiliates and their respective other clients, on the other hand. Guggenheim and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by the Fund, and Guggenheim or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that the Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause Guggenheim and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of the Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for Guggenheim’s clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by the Fund. Such activities could affect the prices and availability of the securities and instruments that the Fund holds or that Guggenheim seeks to buy or sell for the Fund’s account, which could adversely impact the financial returns of the Fund.

These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to additional regulatory limits and, in certain circumstances, may prevent the Fund from participating or limit the Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of Guggenheim and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim, its affiliates or other client accounts.

Guggenheim’s and its Affiliates’ Activities on Behalf of Other Clients. Guggenheim and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to Guggenheim as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by the Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited, or when accounts trade in opposite directions. For example, there is a risk that sales (including short sales) of one client portfolio security adversely affects the market value of securities held in another client portfolio, or trading terms could be adversely affected when opposite trades are executed. In addition, Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. Regardless of the similarity in investment objectives and strategies between the Fund and Other Clients, Guggenheim may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Fund, and the Fund and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument. These practices, limitations and conflicts may be disadvantageous to the Fund and adversely affect its performance.

The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients. In some cases, Guggenheim or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Fund (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Fund or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Fund. Guggenheim on behalf of the Fund or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, Guggenheim will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, Guggenheim may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund and other clients. These potential conflicts of interests between Guggenheim’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of the Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.

Guggenheim Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, Guggenheim, from time to time, may initiate or recommend transactions in the loans or securities of companies in which Guggenheim, its related persons, or its respective affiliates have a controlling or other material direct or indirect interest.

Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), Guggenheim’s ultimate parent company. Sammons has relationships with Guggenheim and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”). Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of Guggenheim and, accordingly, pay Guggenheim a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of Guggenheim and the largest individual source of annual advisory fees paid to Guggenheim.

Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including Guggenheim (“Guggenheim Related Persons”) have economic interests or voting interests in companies, including insurance companies that are advisory clients of Guggenheim. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers in which Guggenheim has invested or will invest on behalf of its clients or to which Guggenheim has provided or will provide financing on behalf of its clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of Guggenheim’s clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to Guggenheim and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by Guggenheim on behalf of their clients. Guggenheim does not expect these transactions to be material.

The relationships described above create potential conflicts of interest for Guggenheim in managing the Fund and could create an incentive for Guggenheim to favor the interests of these companies over other clients. These incentives are more pronounced where Guggenheim has multiple relationships with the client. For example, Guggenheim has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of Affiliated Insurance Companies and other Guggenheim clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Fund and other clients of Guggenheim. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by Guggenheim on behalf of the Fund and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) Guggenheim may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) Guggenheim may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Fund. In addition, Guggenheim may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.

Guggenheim mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of Guggenheim’s pecuniary or investment interests (or those of their respective employees or affiliates). The Fund and Guggenheim also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).

Allocation of Investment Opportunities. As described above, Guggenheim and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and Guggenheim may face potential conflicts of interest because Guggenheim may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.

In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by Guggenheim, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When Guggenheim believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.

Guggenheim has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular client account, but not for another.

Guggenheim allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity assets, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.

The application of relevant allocation factors can result in non-pro rata allocations, and particular client accounts (including client accounts in which Guggenheim and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) will receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on the Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund (including prohibiting the Fund from purchasing a position) or may limit the rights that the Fund may exercise with respect to an investment.

Allocation of Limited Time and Attention. The portfolio managers for the Fund may devote as much time to the Fund as Guggenheim deems appropriate to perform their duties in accordance with reasonable commercial standards and Guggenheim’s duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Fund may have no interest. As a result of these separate business activities, Guggenheim may have conflicts of interest in allocating management time, services and functions among the Fund and Other Business Activities or Other Clients in that the time and effort of the Fund’s portfolio managers would not be devoted exclusively to the business of the Fund.

Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, Guggenheim and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. Guggenheim will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, Guggenheim may be unable to initiate a transaction for the Fund’s account that it otherwise might have initiated. As a result, the Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.

Valuation of the Fund’s Investments. Fund assets are valued in accordance with the Fund’s valuation policy and procedures. The valuation of a security or other asset for the Fund may differ from the value ascribed to the same asset by affiliates of Guggenheim (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Fund’s procedures or may have access to different information or pricing vendors or use different models or techniques.

Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Fund may invest in other funds sponsored, managed, advised or sub-advised by Guggenheim. Investments by the Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund. As may be disclosed in the Prospectus and this SAI, Guggenheim has agreed to waive certain fees associated with these investments, which will reduce, but not eliminate, these types of conflicts. In other circumstances, Guggenheim may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of Guggenheim that will be compensated for such services.

Potential Conflicts Associated with Guggenheim and its Affiliates Acting in Multiple Capacities Simultaneously.

Principal and Cross Transactions. Guggenheim may, to the extent permitted under applicable law, effect client cross transactions where Guggenheim causes a transaction to be effected between the Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because Guggenheim represents the interests of both the selling account and the buying account in the same transaction, and Guggenheim could seek to treat one party to the cross transaction more favorably than the other party. Guggenheim has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with Guggenheim’s fiduciary duties and obligation to seek best execution and applicable rules.

Guggenheim and its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, Guggenheim may cause the Fund to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (or retained by) Guggenheim or one of its affiliates. Such investments may include (i) investments that Guggenheim or one of its affiliates originated, arranged or placed, (ii) investments in which Guggenheim’s affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which Guggenheim’s affiliate represented the buyer or seller); (iii) investments where Guggenheim or its affiliates provided other services to a transaction participant or other third party, (iv) investments where Guggenheim or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by Guggenheim or its affiliates, investment funds or pools managed by Guggenheim or its affiliates or assets or obligations managed by Guggenheim or its affiliates. Commissions, fees, or other remuneration payable to Guggenheim or its affiliates in these transactions may present a potential conflict in that Guggenheim may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.

In some circumstances, and also subject to applicable law, Guggenheim may cause the Fund to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of Guggenheim, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of Guggenheim’s affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of Guggenheim’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of Guggenheim, or Guggenheim’s advisory client is a lender or financing provider to Guggenheim or its affiliates (including a parent), a potential conflict may exist as Guggenheim may have an incentive to favor the interests of those clients relative to those of its other clients.

Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of Guggenheim’s affiliates in the offerings described above or the financial markets more broadly may restrict the Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect the Fund’s performance.

Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of Guggenheim but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Fund’s investment programs, these funds may reduce capacity otherwise available to the Fund.

To the extent permitted by applicable law, Guggenheim and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to portfolio holdings of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.

Some of Guggenheim’s employees (and others acting as consultants or advisors) may serve as directors or otherwise serve a role within a portfolio company in which a Fund invests. These services are separate from the services Guggenheim renders to the Fund and may thus create conflicts.

Certain professionals, including investment professionals, of Guggenheim may, from time to time, also serve as investment professionals of affiliates. These arrangements, and the relationship between Guggenheim and its affiliates, present potential conflicts of interest, including those described herein.

Present and future activities of Guggenheim and its affiliates (and the role and relationships of Guggenheim’s personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.

Portfolio Manager Compensation. As discussed in this SAI, portfolio managers may own Fund shares, and a portion of their compensation may include equity in the form of shares of certain funds (other than the Fund) managed by the particular portfolio manager. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of the Fund or fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor the Fund or fund(s) over other advisory clients, including other funds.

HARRIS ASSOCIATES L.P. (“Harris”)

Sub-Advisor to the International Fund

Actual or apparent conflicts may arise when Harris manages the Fund(s) and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the International Fund and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.

Portfolio managers may be privy to the size, timing and possible market impact of trades of multiple accounts, which may be detrimental to other accounts, including the Fund, managed by Harris. A portfolio manager may execute transactions for another Fund or account that may be contrary to a Fund’s investments or that may adversely impact the value of a Fund’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock for some accounts while buying the stock for others.

With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the International Fund, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the International Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the International Fund, will generally participate on a pro rata basis. Investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure) or with different rights (e.g., voting rights, dividend priorities, or other features that may differ) may also create a potential conflict and this may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter.

Harris is a long-only firm, so it does not have the conflicts normally associated with side-by-side management where hedge funds could also be in the market taking opposing positions to those of a long-only fund.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

LAZARD ASSET MANAGEMENT LLC (“LAZARD”)

Sub-Advisor to the International Fund

Lazard’s portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, rather than that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the International Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is an open-end investment company and “diversified” as defined in the Investment Company Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. Most of Lazard’s portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

5. The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

LOOMIS, SAYLES & COMPANY, L.P. (“Loomis Sayles”)

Sub-Advisor to the Alternative Strategies Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Alternative Strategies Fund and other accounts managed by the Portfolio Managers. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the Portfolio Manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund and a Portfolio Manager’s other accounts, the Portfolio Manager may take action with respect to another account that differs from the action taken with respect to the Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the Portfolio Manager in the allocation of management time and resources, Loomis Sayles strives to ensure that Portfolio Managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Aggregation and Allocation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extend a Portfolio Manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Alternative Strategies Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are addressed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

NEUBERGER BERMAN INVESTMENT ADVISERS LLC

Sub-Advisor to the High Income Fund

Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC (“NBIA”) has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.

Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.

A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.

Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman Organization (“NB”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.

NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non- public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

NUANCE INVESTMENTS, LLC (“Nuance”)

Sub-Advisor to the Global Select Fund

Nuance’s management of other accounts may give rise to potential conflicts of interest in connection with the management of the Global Select Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Global Select Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby Nuance could favor one account over another. Another potential conflict could include Nuance’s knowledge about the size, timing and possible market impact of Global Select Fund trades, whereby Nuance could use this information to the advantage of other accounts and to the disadvantage of the Global Select Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

OLDFIELD PARTNERS LLP (“OP”)

Sub-Advisor to the Oldfield International Value Fund

As a general matter, OP attempts to minimize conflicts of interest and has implemented policies and procedures identifying circumstances that might give rise to conflicts of interest. OP’s portfolio managers may manage multiple accounts which may give rise to potential conflicts of interest. Some of these accounts may have the same investment objective as the Fund; a potential conflict of interest may arise as a result of identical investment objectives, whereby the portfolio manager could favor one account over another account. In order to address such potential conflicts, OP manages all global equity accounts in line, except for client specific restrictions which can occasionally cause small differences. Decisions for global equity portfolios are made across all portfolios and trades are created for all accounts in one block, ensuring each client receives the same price. In addition, the firm manages long only portfolios and does have any strategies that hedge. This means there is no possibility of one strategy being short of a position or exposure that is held as a long position in another strategy. Where possible, OP will aggregate orders for clients for the purchase or sale of the same security using the same executing broker. Such aggregation may enable OP to obtain for clients a more favorable price or a better commission rated based upon the volume of a particular transaction. Nevertheless, there may be circumstances when aggregation works to the disadvantage of a client. OP will aggregate client orders where it reasonably believes that it is in clients’ overall best interests or to provide equitable treatment. OP’s allocation procedures are reasonably designed to ensure that no unfair preference is given to any client. OP also requires its employees to obtain prior approval from the Compliance Officer of all outside business interests. The Compliance Officer considers any conflicts as part of the approval process and would consider any new conflicts arising after approval is given.

On occasion, OP and its principals and employees may buy and sell securities for themselves that they also recommend to clients. OP and its principals and employees are also investors in some of the investment funds managed by OP. OP has adopted a Code of Ethics that is reasonably designed to address conflicts that may arise with respect to these transactions. All employees are required to seek prior approval for and to report their personal securities transactions and holdings to the Chief Compliance Officer.

POLEN CAPITAL MANAGEMENT, LLC (“Polen Capital”)

Sub-Advisor to the Global Select Fund, International Fund and Small Company Fund

Polen Capital provides advisory services to other clients which invest in securities of the same type as the Global Select Fund, International Fund and Small Company Fund invest. Polen Capital is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Global Select Fund, the International Fund and the Small Company Fund and other accounts, the Global Select Fund, the International Fund and the Small Company Fund receive fair and equitable allocation of these orders, particularly where affiliated accounts may participate. Polen Capital attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

SCHARF INVESTMENTS, LLC (“Scharf Investments”)

Sub-Advisor to the Global Select Fund

The portfolio managers have portfolio management responsibility for all the investment accounts of Scharf Investments. There is a potential conflict should one of these accounts be favored over another, but the intention of Scharf Investments is to treat all accounts equally. The investment accounts are expected to hold generally the same securities in the same proportions. Buy and/or sell orders will normally be placed concurrently for each account. Any differences between the investment accounts would be expected to arise from differential cash flows and investment restrictions.

SEGALL BRYANT & HAMILL, LLC (“SBH”)

Sub-Advisor to the Small Company Fund

SBH has adopted policies and procedures in which conflicts of interest are identified and managed according to the firm’s operating agreement and compliance manual. The issues monitored by the firm’s compliance process cover a wide range of legal and regulatory elements. Some examples of the more frequent monitoring areas include employee personal trading, billing reviews, proxy voting, best-execution, electronic communication reviews, political contributions, employee holdings, and marketing and advertising review. SBH has identified certain potential conflicts of interest, including (1) conflicts related to managing multiple client accounts side by side in the same or similar investment styles, the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, and differences in client fees/structure, (2) investment teams obtaining investment research through client commissions (research arrangements) (3) adviser personnel and their personal investing activities, (4) proxy voting of portfolio securities on behalf of clients and (5) structure of investment team compensation. SBH has adopted policies and procedures that the firm believes address these potential conflicts of interest as well as monitoring systems and procedures to provide ongoing oversight. While there is no guarantee that such policies and procedures will be effective in all cases, SBH believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been reasonably designed.

WATER ISLAND CAPITAL, LLC (“Water Island”)

Sub-Advisor to the Alternative Strategies Fund

Water Island maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple portfolios. Other portfolios managed by Water Island may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings and private placement securities) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these multiple funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. Water Island has adopted trade aggregation and allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner among client accounts, including the Alternative Strategies Fund. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies. Water Island and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by Water Island’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Different Investment Strategies. Water Island and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, Water Island has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by Water Island’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or Water Island has a financial interest. For instance, Water Island may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. Typically, Water Island or an affiliate supplies the funding for these accounts. Employees of Water Island, including portfolio managers of the Alternative Strategies Fund, may also invest in certain pilot accounts. Water Island may also manage certain pooled investment vehicles whereby Water Island provides principal protection for investors. Water Island may be motivated to favor such funds to minimize the likelihood of losses. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit Water Island or the portfolio manager. As described above, it is Water Island’s policy that investment opportunities and trades are allocated fairly and equitably among client accounts, taking into consideration the objectives, restrictions, investment strategy, asset allocation and benchmarks of each client. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management. Moreover, Water Island has adopted a policy to treat pilot accounts in the same manner as other client accounts for purposes of trade aggregation and allocation — neither favoring nor disfavoring them (except that pilot accounts do not receive allocations of initial public offerings or private placement securities unless other accounts receive a full allocation first).

Selection of Brokers/Dealers. A portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide Water Island with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. To be assured of continuing to receive services considered of value to the Alternative Strategies Fund and its other clients, Water Island has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that Water Island determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Alternative Strategies Fund and Water Island may also promote the sale of investment companies or pooled investment vehicles advised by Water Island, and Water Island and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the broker-dealer and is not based on any sales of investment companies or pooled investment vehicles advised by Water Island.

Personal Holdings and Transactions. Water Island’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts, including the Alternative Strategies Fund. Under limited circumstances, Water Island allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Water Island for its client accounts. Water Island and its employees may also invest in registered investment companies and other pooled investment vehicles that are managed by Water Island. This may result in a potential conflict of interest since Water Island’s employees have knowledge of such funds’ investment holdings, which is non-public information. Water Island has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

Water Island and the Alternative Strategies Fund’s portfolio managers may also face other potential conflicts of interest in the management of the Alternative Strategies Fund and other client accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2023.

iM GLOBAL

Advisor to the Funds

iM Global’s portfolio managers are compensated based on a fixed salary and a distribution of iM Global’s profits commensurate with the portfolio managers’ respective ownership percentages in the parent company of the Advisor.

BBH

Sub-Advisor to the High Income Fund

Portfolio managers of BBH are paid a salary and variable incentives based on experience, the investment performance of their respective Funds and other portfolios managed or co-managed, and the overall profitability of BBH. Their salaries are determined within a market competitive salary range, based on individual experience and performance, and are consistent with the salaries paid to other Principals of BBH. The variable incentives are composed of three separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria (the “Performance Bonus”). A portion of the Performance Bonus is a deferred award. The second element is a cash bonus paid at the end of each calendar year based on the profitability of BBH. The third and typically the smallest element is participation in a profit-sharing plan that allows all employees to share in the success of BBH. in meeting its profit objectives. This participation is a uniform portion of each employee’s salary plus eligible bonus payments and is paid to each employee’s 401(k) account. The main criteria for establishing the Principals Performance Bonuses are the investment performance of their respective funds and certain other funds and separate accounts managed by the portfolio managers, their leadership, collaboration, and communication skills. The portfolio managers’ profit share is consistent with the percentage received by other portfolio managers of BBH.

Neil Hohmann is a Partner of BBH. As a Partner, most of his compensation is linked directly to the profits of BBH through a working interest in BBH’s profits and a return on capital invested in BBH. Mr. Hohmann’s working interest is set at the beginning of each calendar year by BBH’s Executive Committee based on his overall contribution to BBH., including the investment performance and profitability of the Funds and other funds and accounts that he manages and co-manage. Mr. Hohmann has also invested capital in BBH and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH. Mr. Hohmann is also paid a salary.

BXCSS

Sub-Advisor to the Alternative Strategies Fund

BXCSS’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to BXCSS and performance of the client assets for which the portfolio manager has primary responsibility. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of BXCSS and its clients.

DBI

Sub-Advisor to the Alternative Strategies Fund

Each portfolio manager receives a fixed salary and owns an equity interest in DBi. Each portfolio manager’s compensation is determined by the profitability of DBi and is not based on the performance or value of assets of the Alternative Strategies Fund.

DOLAN MCENIRY

Sub-Advisor to the Dolan McEniry Corporate Bond Fund

Portfolio managers are compensated with a salary based on employee experience and performance in their respective jobs and contributions to the success of the Dolan McEniry team and are generally tracked with growth in the firm’s assets under management. Work ethic, teamwork, attitude and commitment to Dolan McEniry are the important criteria in setting individual compensation levels. Two portfolio managers, Mr. Dolan and Mr. McEniry, also own an equity interest in the Sub-Advisor and may be compensated based on the Sub-Advisor’s revenue at the end of each fiscal year.

DOUBLELINE

Sub-Advisor to the Alternative Strategies Fund

The overall objective of the compensation program for the portfolio managers employed by the Sub-Advisor is for the Sub-Advisor to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the Sub-Advisor’s portfolio managers for their contribution to the success of the clients and the Sub-Advisor. The Sub-Advisor’s Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in the Sub-Advisor.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of the Sub-Advisor, through direct ownership interests in the Sub-Advisor. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Sub-Advisor. Participation is generally determined in the discretion of the Sub-Advisor, taking into account factors relevant to the portfolio manager’s contribution to the success of the Sub-Advisor.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Sub-Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Sub-Advisor may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Sub-Advisor’s leadership criteria.

FIRST PACIFIC

Sub-Advisor to the Alternative Strategies Fund

Compensation of the portfolio managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) for the portfolio managers that are equity owners of the firm, participation in residual profits of the firm.

The bonus calculation has both variable and fixed components and is primarily based on the revenues received on the assets managed by the portfolio managers, including the relevant account’s assets. The most significant portion of the variable component is based upon the firm’s assessment of the portfolio managers’ performance in three key areas: long-term performance, team building, and succession planning. The firm assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include portfolio manager and strategy recognition, client engagement and retention, and business development. The portfolio managers can receive 100% of their variable participation even if the strategy is closed to investors. In addition, the value of a portfolio manager’s equity ownership interest in the firm is dependent upon their ability to effectively manage the business over the long term, which includes the three main components discussed above: long-term performance, team-building and succession planning.

First Pacific believes this compensation structure aligns the interests of the portfolio managers with those of investors by reducing conflicts such as disparate compensation structures, establishing appropriate fee rates for accounts in the strategy and keeping the portfolio managers incentivized in areas such as long-term performance, team building and succession.

Compensation for some of the firm’s investment professionals involved in the management of certain UCITs accounts is governed by the provisions of the firm’s Remuneration Policy which is designed to comply with requirements mandated by the European Securities and Markets Authority’s ‘Guidelines on sound remuneration policies under the UCITS Directive and AIFMD.

GUGGENHEIM

Sub-Advisor to the High Income Fund

Guggenheim compensates portfolio managers for their management of a fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. All employees of Guggenheim are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. Guggenheim’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of fund(s) managed by the particular portfolio manager. The value of the fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years). A portfolio manager’s ownership of shares of a fund managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such fund over other funds or other accounts.

HARRIS

Sub-Advisor to the International Fund

Harris receives fees based on the assets under management of the International Fund, as set forth in the Investment Sub-Advisory Agreement between Harris and iM Global.

Harris is solely responsible for compensating its portfolio managers. Compensation for each of its portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of such portfolio manager’s base salary and discretionary bonus participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the accounts or the amount of assets under management. Performance is measured in a number of ways, including by funds, accounts and by strategy, and is compared to one or more of the following benchmarks but not limited to: S&P 500® Index, Russell Mid-Cap® Value Index, Russell 1000® Value Index, Lipper Balanced Funds Index (60% S&P 500® Index and 40% Barclays Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over short and long term periods, including one year, three years, five years, ten years and since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

LAZARD

Sub-Advisor to the International Fund

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment; (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

A variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenues or assets generated by the accounts managed by such portfolio management teams.

LOOMIS SAYLES

Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles believes that Portfolio Manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although Portfolio Manager compensation is not directly tied to assets under management, a Portfolio Manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other Portfolio Managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of Loomis Sayles, and personal conduct.

Investment performance is the primary component of the annual bonus and generally represents at least 60 % of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of Loomis Sayles’ Chief Investment Officer (“CIO”) and senior management. The Loomis Sayles’ CIO and senior management evaluate these other factors annually.

The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Portfolio Managers working on several product teams receive a final score based on the relative revenue weight of each product.

Portfolio Managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and Loomis Sayles profitability, and/or investment performance.

General

The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, Loomis Sayles experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and Loomis Sayles profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.

For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.

In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the Loomis Sayles prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).

NEUBERGER BERMAN

Sub-Advisor to the High Income Fund

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of the Neuberger Berman organization (“NB”). Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. Neuberger Berman also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual restrictive covenant arrangements.

NUANCE

Sub-Advisor to the Global Select Fund

The Nuance team is compensated in four ways: salary, bonus revenue sharing and profit sharing. The profit sharing component of the compensation is motivation to stay loyal to the firm and participate in its growth through the overall profitability of the firm. Additionally, all employees of Nuance have a clear path to “equity rights” – without upfront capital that can be difficult for families. These rights grant true equity value without the upfront investment which adds clear retentive qualities.

Scott Moore, President, Co-Chief Investment Officer, and portfolio manager, owns 78.12% of Nuance. He firmly believes that the profits of the firm will coincide directly with the success of the investment products he manages with his team. The vast majority of his compensation has a direct correlation with the success of his clients and their experience as clients with Nuance.

OLDFIELD PARTNERS LLP

Sub-Advisor to the Oldfield International Value Fund

Remuneration within OP will reflect at least in part the overall profitability or otherwise of the firm. Partners (including all portfolio managers) receive their remuneration in the form of non-guaranteed profit share. Part of this is paid as a fixed amount which is equivalent to a salary and then each partner or employee is eligible for a discretionary profit share or bonus, dependent on the availability of profit. This discretionary part is decided by the remuneration committee consisting of the four non-executive directors of Oldfield & Co. (a member of OP) and Richard Oldfield. The discretionary element of profit share for partners and bonuses for employees is limited to 1/3 of the pre bonus profits in total. The firm has an appraisal system which includes the setting of objectives each year for every executive by his/her manager and assessment against those objectives. The appraisal output is the basis of the remuneration process, when in addition to the profitability of the business as a whole and the specific area in which the executive is involved (e.g., global equity portfolios) may be taken into account, along with other factors. The remuneration committee considers the appraisal output in making its decisions and, in the case of portfolio managers, other factors include. but are not limited to, contribution to overall investment debate and portfolio performance. Portfolio performance is appraised over the short term (one year) and long term (up to since inception) with a higher weighting being given to the longer term measure. Performance is judged against the respective benchmarks of the portfolios, such as the MSCI World Index.

POLEN CAPITAL

Sub-Advisor to the Global Select Fund, International Fund and Small Company Fund

Each portfolio manager’s compensation consists of (i) a base salary, (ii) a year-end bonus and (iii) awards of equity (“Equity Interests”) in Polen Capital, including direct Equity Interests and/or phantom Equity Interests, entitling each portfolio manager to a proportionate year-end distribution of Polen Capital’s net profits. Polen Capital’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the portfolio managers is not related to the Global Select, International Fund or Small Company Fund’s performance.

SBH

Sub-Advisor to the Small Company Fund

Investment professionals compensation includes multiple components and is designed to attract and retain superior investment talent and to align the teams’ incentives with client interests. Compensation for investment professionals generally consists of base salary, profit sharing, and incentive compensation. Investment professionals are eligible for a performance-based bonus (incentive compensation), which emphasizes long-term performance of client portfolios and expands/contracts with strategy revenue. Importantly, this compensation is based on the performance of the aggregate portfolio and not the performance of the individual investment professional. Individual incentive allocation is merit-based and determined by the investment team’s director, with final approval from SBH’s President.

SCHARF INVESTMENTS

Sub-Advisor to the Global Select Fund

Each portfolio manager receives a fixed base salary and a share of the profits of Scharf Investments equal in proportion to his ownership of the firm.

WATER ISLAND

Sub-Advisor to the Alternative Strategies Fund

Investment professionals are compensated with salary and a bonus based on individual performance, both relative and absolute fund performance, and profitability of Water Island. Profit sharing in Water Island may also be included as potential compensation. In addition, Water Island believes employee ownership and the opportunity for all employees to hold ownership interests in Water Island fosters teamwork and encourages longevity in tenure. Ownership shares may be issued to employees based on tenure, position, and contribution to Water Island. Water Island’s policies help ensure that the financial interests of its key investment personnel are aligned with its clients’ financial interests. Water Island also expends efforts to help ensure it attracts and retains key investment talent. Its goal is to focus its employees on long-term rather than short-term performance and to encourage employee retention.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2023.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Chad Baumler/
Global Select Fund	A
Andrew Beer/
Alternative Strategies Fund	A
Adam Bloch/
High Income Fund	A
Steven Brown/
High Income Fund	C
Jack Chee/
Global Select Fund	A
International Fund	A
Small Company Fund	C

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Alternative Strategies Fund	A
High Income Fund	F
Oldfield International Value Fund	A
C. Schaffer Degen
Dolan McEniry Corporate Bond Fund	A
Global Select Fund	E
International Fund	E
Small Company Fund	E
Alternative Strategies Fund	E
High Income Fund	E
Oldfield International Value Fund	D
Derek Devens/
High Income Fund	A
Mark T. Dickherber/
Small Company Fund	A
Daniel D. Dolan, Jr./
Dolan McEniry Corporate Bond Fund	G
Adam Dwinells/
Alternative Strategies Fund	A
Matthew Eagan/
Alternative Strategies Fund	A
Rory Ewing/
High Income Fund	A
Damon Ficklin/
Global Select Fund	A
Daniel Fields/
International Fund	A
Roger Foltynowicz/
Alternative Strategies Fund	A
Global Select Fund	A
Andrew Goodwin
Oldfield International Value Fund	A
Robert W. Greber, III, CFA
Dolan McEniry Corporate Bond Fund	A
Jeffrey Gundlach/
Alternative Strategies Fund	A
Paul Harrison/
Alternative Strategies Fund	A
David G. Herro/
International Fund	D
Andrew Hofer/
High Income Fund	A
Neil Hohmann/
High Income Fund	A
Gabe Houston/
Global Select Fund	A
Brian Kennedy/
Alternative Strategies Fund	A
Brian A. Krawez/
Global Select Fund	A
Paul Kunz/
High Income Fund	A

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Mark Landecker/
Alternative Strategies Fund	A
Mark Little/
International Fund	A
Robin Jones/
International Fund	A
Gregg Loprete/
Alternative Strategies Fund	E
Mathia Mamou-Mani/
Alternative Strategies Fund	A
Roger S. McEniry
Dolan McEniry Corporate Bond Fund	G
Scott Moore/
Global Select Fund	A
Todd Morris/
International Fund	A
Shaun P. Nicholson/
Small Company Fund	A
William C. Nygren/
Global Select Fund	A
John Orrico/
Alternative Strategies Fund	A
Angel Ortiz/
Global Select Fund	A
Steven Romick/
Alternative Strategies Fund	A
Stephen M. Schubert
Dolan McEniry Corporate Bond Fund	A
Brian Selmo/
Alternative Strategies Fund	A
Evan L. Serdensky/
High Income Fund	A
Jeffrey Sherman/
Alternative Strategies Fund	A
Jason Steuerwalt/
Alternative Strategies Fund	E
High Income Fund	E
Elaine Stokes/
Alternative Strategies Fund	A
Kiko Vallarta/
Global Select Fund	C
International Fund	C
Oldfield International Value Fund	C
Todd Vandam/
Alternative Strategies Fund	A
Nigel Waller
Oldfield International Value Fund	A

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Anne Walsh/
High Income Fund	A
Eric Zhou/
High Income Fund	A
Bryan Power/
Global Select Fund	A
Greg McIntire/
Global Select Fund	A
Rayna Lesser Hannaway/
Global Select Fund	A
Small Company Fund	A
Shane Smith/
Global Select Fund	A
Whitney Young Crawford
Small Company Fund	A
Matthew Osowiecki
Alternative Strategies Fund	A

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisors.

iM GLOBAL

Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”). However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to one or more of the Sub-Advisors. To the extent such responsibility is delegated to a Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Funds or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

BBH

Sub-Advisor to the High Income Fund

BBH has adopted a Proxy Voting & Class Action Policy and Procedures which are designed to mitigate potential conflicts of interest from influencing proxy voting decisions that BBH makes on behalf of advisory clients. Upon request, clients may obtain copies of a report showing how proxies were voted with respect to securities in their accounts by requesting a copy. Nevertheless, notwithstanding such Proxy Voting & Class Action Policy and Procedures, actual proxy voting decisions of BBH may have the effect of favoring the interests of certain clients or businesses of other divisions or units of BBH or its affiliates provided that BBH believes such voting decisions to be in accordance with its fiduciary obligations. Unless otherwise stated in the investment management agreement, BBH maintains the right to vote proxies on behalf of clients and may utilize the services of a third- party proxy agent in making voting decisions. BBH reserves the right to vote proxies in a manner that is different than the vote recommended by third-party proxy agents. When BBH uses a sub-adviser, the sub-adviser generally votes proxies on behalf of BBH. BBH is not responsible for voting proxies where clients choose to opt out of BBH’s proxy process. The clients’ custody banks must be instructed to mail proxy material directly to clients who choose to vote their own proxies.

BXCSS

Sub-Advisor to the Alternative Strategies Fund

BXCSS generally invests in fixed income securities that do not involve proxy votes. However, BXCSS has adopted Proxy Voting Policies and Procedures pursuant to Rule 206(4)-6 under the Advisers Act. When voting proxies on behalf of clients, BXCSS’s overall objective is to vote proxies in the best interest of the clients and, in so doing, to maximize the value of the investments made by the clients taking into consideration the clients’ investment horizons and other relevant factors.

While BXCSS endeavors to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation. In addition, BXCSS will apply its proxy voting policies and procedures to votes cast or other corporate actions with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

Monitoring Corporate Actions. When BXCSS receives proxy voting materials (or similar voting/solicitation notices), they are initially transmitted by the account custodian to the employee who is designated to receive notices in the definitive documentation governing the relevant client’s investment, if any (the “Proxy Recipient”). The Proxy Recipient will consult the relevant portfolio manager(s) of each client that holds the securities that are the subject of the proxy vote. The Proxy Recipient will monitor the voting deadline to confirm that the deadline for the response is met.

Determination of Voting Decisions. Decisions on whether and how to vote a proxy generally are made by the relevant portfolio manager. The portfolio manager and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Where appropriate, the portfolio manager or a member of the investment team may consult with the Chief Compliance Officer or Chief Legal Officer and the members of the applicable Investment Committee regarding decisions and completion of the proxy material. Decisions are based on a number of factors that may vary depending on a proxy’s subject matter, but are guided by the general policies described in this document. In addition, BXCSS may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.

Conflicts of Interest. Material conflicts of interest that may arise between BXCSS and the clients when voting proxies will be resolved in accordance with the applicable conflicts of interest policies and procedures.

Communication of Decision. After making a decision to vote a proxy and determining how to vote the proxy, the portfolio manager or a member of the investment team covering the security will then submit the vote. The portfolio manager or such investment team member will send completed copies of the proxy materials to the Proxy Recipient. The procedures for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

Providing Proxy Voting Information to Clients. BXCSS acknowledges that its investors have a right to information about how the BXCSS votes client proxies, and BXCSS will make information available on request. BXCSS also will make a copy of these policies and procedures available on request. When an investor makes a request about a particular vote, BXCSS usually will provide the following information: (1) the date of the vote; (2) a brief description of the matter voted on; (3) how (or whether) BXCSS cast the vote on the matter; and (4) any other reasonable information an investor might request. Proxy voting information and the procedure for obtaining such information is included in BXCSS’s Form ADV, which is available to each investor.

DBi

Sub-Advisor to the Alternative Strategies Fund

Due to the nature of its investment activities, DBi will seldom, if ever, be called upon to vote client proxies. If a situation arises where the Sub-Advisor is in a position to vote proxies, it will vote any proxies in accordance with its fiduciary duty to its clients and will generally seek to vote proxies in a way that maximizes the value of clients’ assets. DBi will document and maintain certain books and records associated with its proxy voting policies and procedures in accordance with paragraph (c)(ii) of Rule 204-2 under the Investment Advisers Act of 1940, as amended. The CCO will ensure that DBI complies with all applicable recordkeeping requirements associated with proxy voting.

DOLAN MCENIRY

Sub-Advisor to the Dolan McEniry Corporate Fund

Due to the nature of fixed income securities, it is very rare for the Fund to receive a proxy in which to vote. The Advisor has delegated the authority to vote proxies for the portfolio securities held by the Fund to the Sub-Advisor in accordance with the proxy voting policy (the “Voting Policy”) adopted by the Sub-Advisor. In the event the Fund receives a proxy to vote, the Sub-Advisor will adhere to the Voting Policy as described below.

Where a proxy proposal raises a material conflict of interest between the interests of the Advisor or Sub-Advisor, or an affiliated person of the Advisor or Sub-Advisor, and the interests of the Fund, the Advisor or Sub-Advisor shall abstain from making a voting decision and will forward all necessary proxy voting materials to the Trust for the Board to make a voting decision. Only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Alternately, a material conflict of interest in a proxy proposal involving the Fund may be addressed by such other method set forth in the Voting Policies and approved by the Board.

The Sub-Advisor strives to vote all proxies in the best economic interests of its clients. The decision how to vote follows the same criteria the Sub-Advisor uses in managing client accounts – to vote for proposals in such a manner that, in the Sub-Advisor’s opinion, will increase shareholder value. In evaluating a particular proposal, the Sub-Advisor takes into consideration, among other things:

•	management’s assertions regarding the proxy proposal;

•	the Sub-Advisor’s determination of how the proxy proposal will impact its clients; and

•	the Sub-Advisor’s determination of whether the proxy proposal will create dilution for shareholders.

The Sub-Advisor will generally support management’s recommendations on proxy issues related to business operation matters. The Sub-Advisor believes a company’s management should generally have the latitude to make decisions related to other company’s business operations. However, when the Sub-Advisor believes the company’s management is acting in an inconsistent manner with its clients’ best interests, the Sub-Advisor will vote against management recommendations.

The Sub-Advisor will generally vote against non-salary compensation plans, unless in the Sub-Advisor’s opinion, such plans are structured to not create serious dilution to shareholders. The Sub-Advisor will analyze all other compensation plans on a case-by-case basis. The Sub-Advisor will review proxy proposals regarding control matters related to a company on a case-by-case basis. The Sub-Advisor generally opposes measures limiting rights of shareholders, and the Sub-Advisor generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

DOUBLELINE

Sub-Advisor to the Alternative Strategies Fund

DoubleLine determines how to vote proxies relating to portfolio securities pursuant to its written proxy voting policies and procedures, which have been adopted pursuant to Rule 206(4)-6 under the Advisers Act (the “DoubleLine Proxy Policy”). The DoubleLine Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The DoubleLine Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the funds managed by DoubleLine and their shareholders. Under the DoubleLine Proxy Policy, DoubleLine will review each proxy to determine whether there may be a material conflict between DoubleLine and the fund. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound by, any recommendation made by any third party vendor that has been engaged by DoubleLine to provide recommendations on the voting of proxies.

If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the DoubleLine Proxy Policy, which seeks to resolve such conflict in the relevant fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the recommendation of an independent third-party service provider; (iii) voting in accordance with the instructions of the relevant fund’s board, or any committee thereof; or (iv) not voting the proxy. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in the DoubleLine Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, DoubleLine reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the relevant fund.

DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the DoubleLine Proxy Policy.

FIRST PACIFIC

Sub-Advisor to the Alternative Strategies Fund

First Pacific has implemented Proxy Voting Policies and Procedures, which underscore First Pacific’s concern that all proxy voting decisions be made in the best interests of the funds it manages and that First Pacific act in a prudent and diligent manner intended to enhance the economic value of the assets of such funds. First Pacific has contracted with Institutional Shareholder Services (“ISS”), an independent service provider, to assist in the administration of proxy voting for the portfolio securities held in the accounts managed by First Pacific, including the Alternative Strategies Fund.

In the event a proxy proposal raises a material conflict of interest, First Pacific will convene an internal group of senior First Pacific employees who are independent from the conflict of interest issue and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable First Pacific client(s). The internal group may take, but is not limited to, the following courses of action: (i) consulting with the board of directors/trustees of the registered investment companies managed by First Pacific for conflicts involving registered investment companies for a course of action; (ii) voting in accordance with the recommendation of its proxy voting service provider; (iii) “echo” or “mirror” voting the shares in the same proportion as other votes; (iv) seeking client consent for the vote recommended by the Portfolio Manager; (v) engaging an independent third party to provide a recommendation on how to vote the proxy; (vi) abstaining from voting the proxy; or (vii) for debt proxies, additional courses of action may also include: (a) voting with the majority of uninterested lenders; (b) ceding its vote to the agent bank if the asset held is bank debt; or (c) appointing an independent committee or party to make the voting decision.

In certain instances, First Pacific may elect not to vote a proxy or otherwise be unable to vote a proxy on a client’s behalf. Such instances may include, but are not limited to: (i) a de minimis number of shares held; (ii) potential adverse impact on the client’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote); (iii) logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction); or (iv) if First Pacific believes the costs of voting the proxy exceed the expected benefit to the client. In addition, First Pacific generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

GUGGENHEIM

Sub-Advisor to the High Income Fund

Guggenheim’s Proxy Voting Policies and Procedures (the “Procedures”) are designed to ensure that proxies are voted in the best interests of clients. Where Guggenheim has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term interests of its clients. Guggenheim will consider all relevant factors and will not give undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.

The financial interest of Guggenheim’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Guggenheim and its clients with respect to proxy voting are resolved in the best interests of the clients. Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits are outside the scope of the Procedures.

Guggenheim has adopted the proxy voting guidelines of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), as Guggenheim’s proxy voting guidelines (the “Guidelines”). Guggenheim has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. At inception, Guggenheim will assess the Procedures to determine which Guidelines will be followed. Guggenheim reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually.

Guggenheim may override the Guidelines recommending a vote on a particular proposal if Guggenheim determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted contrary to the Guidelines, the reasons will be documented in writing by Guggenheim.

Guggenheim seeks to vote securities in the best interest of clients and will apply the Guidelines regardless of whether the issuer, a third party, or both solicit Guggenheim’s vote.

In the absence of contrary instructions received from Guggenheim, ISS will vote proxies in accordance with the Guidelines, as such Guidelines may be revised from time to time. Guggenheim will typically vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) Guggenheim has decided to vote some or all of the securities contrary to the Guidelines.

(1) Proposals not addressed by Guidelines: ISS will notify Guggenheim of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which Guggenheim has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities). If the investment team(s) responsible, together with the Proxy Voting Advisory Committee (“PVAC”), comprising of representatives from investment management, compliance, risk operations and legal, determines that there are no material conflicts of interest, the proposal will be voted in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflict of interest, Guggenheim will follow the procedures outlined below.

(2) Proposal to be voted contrary to Guidelines: When an investment team decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the investment team will consult with the PVAC to determine whether there is a material conflict of interest as to that proposal. If the investment team(s) responsible, together with the PVAC, determines that there is no material conflict of interest, Guggenheim will override the proposal from ISS in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflict of interest, Guggenheim will follow the procedures outlined below.

Guggenheim occasionally will be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) Guggenheim or an affiliate of Guggenheim provides or is seeking to provide services to the company on whose behalf proxies are being solicited, (b) an employee of Guggenheim or its affiliate has a personal relationships with the company’s management or another proponent of a proxy issue, or (c) an immediate family member of the employee of Guggenheim or its affiliates is a director or executive officer of the company. Senior members of the investment team(s) responsible for voting the proxy, in consultation with compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team(s) will consult with the PVAC to determine how to resolve the conflict consistent with the procedures below. In certain cases, Guggenheim occasionally engages and appoints an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to a client.

If the Guidelines do not address a proposal, or Guggenheim wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and Guggenheim has a material conflict of interest as to the vote, then Guggenheim will seek to resolve the conflict in any of the following ways, as recommended by the PVAC:

•	Refer Proposal to the Client - Guggenheim may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

•

Obtain Client Ratification - If Guggenheim is in a position to disclose the conflict to the client (i.e., such information is not confidential), Guggenheim may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how Guggenheim will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Abstain from voting.

•

Use another Independent Third Party for All Proposals - Subject to any client-imposed proxy voting policies, Guggenheim may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).

•

Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict - Subject to any client-imposed proxy voting policies, Guggenheim may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).

The method selected by Guggenheim to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

In certain instances, proxy voting involves logistical issues which affect Guggenheim’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) securities being subject to lending arrangements; (ii) special issues with voting foreign proxies; (iii) share blocking; and (iv) lack of adequate information.

Clients may obtain information about how Guggenheim voted proxies on their behalf by contacting Guggenheim.

HARRIS

Sub-Advisor to the International Fund

Harris believes that proxy voting rights are valuable portfolio assets and an important part of the investment process, and Harris exercises voting responsibilities as a fiduciary solely with the goals of serving the best interests of Harris’ clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. Harris has a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding proxy voting and ensures compliance with those policies.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and invests in companies in which Harris believes management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of Harris’ investment. Accordingly, on most issues, Harris casts votes in accordance with management’s recommendations. This does not mean that Harris does not care about corporate governance. Rather, it is confirmation that Harris’ process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When Harris believes management’s position on a particular issue is not in the best interests of its clients, Harris will vote contrary to management’s recommendation.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. Harris will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed Harris to vote otherwise. Harris’ voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

•

With respect to a company’s board of directors, Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors, and will usually vote in favor of proposals that ensure such independence.

•

With respect to auditors, Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely-related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

•

With respect to equity based compensation plans, Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

•

With respect to corporate structure and shareholder rights, Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

•

With respect to social responsibility issues, Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and typically will vote against shareholder proposals requesting that a company disclose or amend certain business practices unless Harris believes the proposal would have a substantial positive economic impact on the company.

The Proxy Voting Committee, in consultation with Harris’ Legal and Compliance Departments, is responsible for monitoring and resolving any possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris, or Harris is actively soliciting business from the issuer; (ii) when Harris, is aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when Harris is aware that it has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when Harris is aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company).

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, will vote pursuant to the Guidelines set forth in the Proxy Voting Policy when conflicts of interest arise. However, if Harris believes that voting in accordance with a Guideline is not in the best interest of clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then Harris will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if Harris believes the recommendation of ISS is not in the best interests of clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in the Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

LAZARD

Sub-Advisor to the International Fund

Introduction

Generally, Lazard is granted proxy voting authority under its client agreements and Lazard generally accepts the responsibility to vote proxies on behalf of any client. As a fiduciary, Lazard votes proxies in the best interests of its clients. Lazard has adopted a Global Proxy Voting Policy (the “Policy”) that discloses how our investment professionals generally will vote on types of proposals, governs how Lazard resolves conflicts arising from proxy voting, and refers to steps our Proxy Operations team takes to implement the Policy and Lazard’s votes. Our voting activities and voting policies are overseen by Lazard’s Proxy Committee, which meets at least quarterly.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, or an approved decision to split Lazard’s votes, Lazard’s general Policy is to vote proxies on a given issue consistently for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

To assist it in its proxy-voting responsibilities, Lazard continues to subscribe to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities. Lazard also continues to use the ISS operations plat- form to submit its proxy votes

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”), which are set forth in the Policy. These Approved Guidelines provide that Lazard generally should vote FOR a particular proposal, AGAINST a particular proposal, or that the proposal should be considered on a case-by-case basis.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of ISS’s Proxy Advisor Service, or also may abstain.

Amendments to Policy

In March 2020, Lazard revised the Policy to amend Approved Guidelines for the following areas:

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Routine Items: The types of routine items recommended by management that Lazard generally will vote FOR were clarified to include items such as the timing of meetings, the approval of regular-course audit reports and similar reports.

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Amendments to Charters and Policies: A new section of Approved Guidelines was added for this category of proposal, noting that Lazard generally will vote FOR amendments driven by regulatory changes and the like, and that Lazard generally will vote AGAINST amendments to by-laws and the like that lack sufficient disclosure.

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ESG Items: Although many environmental, social and corporate governance (“ESG”)issues will remain case-by-case votes, the Policy now notes that Lazard generally will vote FOR items that ask companies to increase ESG disclosures, approve anti-dis- crimination policies, improve a company’s ESG risk management, and the like.

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Certain Shareholder Proposals: The Policy was amended to add a new section of Approved Guidelines on shareholder proposals, identifying items Lazard generally will vote FOR and generally will vote AGAINST.

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Overall, the Policy updates were designed to provide better disclosure of Lazard’s expected votes on ESG matters and certain common types of shareholder resolutions. The updates also aim to reduce the number of potential case-by-case referrals for routine items. By reducing case-by-case referrals, the revisions intend to allow Lazard’s analysts and portfolio managers additional time to research agenda items that warrant more of their time.

The Policy’s ESG-related updates were the product of discussions led by Lazard’s Co-Heads of Sustainable Investment, and involved consultations with an outside expert. The revisions were presented to the firm’s Proxy Committee and Investment Counsel before they were adopted.

LOOMIS SAYLES

Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Services’ own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee.

All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the fund holding the security, and will be voted in the best investment interests of the fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of Loomis Sayles’ Proxy Voting Policies and Procedures (the “Procedures”), including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate and, periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the clients’ best interests and, (3) engagement and oversight of third-party vendors, including determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues, providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients, receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

NEUBERGER BERMAN

Sub-Advisor to the High Income Fund

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (the “Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.

Neuberger Berman’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with Neuberger Berman’s voting guidelines, or in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis, an independent third party.

Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate. the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

NUANCE

Sub-Advisor to the Global Select Fund

It is Nuance’s policy, where it has accepted responsibility to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is Nuance’s policy to follow the provisions of any ERISA plan’s investment policy statement or other documentation that might be provided in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Responsibility

Where Nuance has accepted responsibility to vote proxies on behalf of a particular client, the Executive Committee is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by Nuance (the “Proxy Voting Guidelines”) and Nuance’s policies and procedures.

Procedures

Nuance will vote client proxies where a client requests and Nuance accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, Nuance. In such circumstances Nuance will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Nuance shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how Nuance voted their proxies when applicable.

It is generally the responsibility of the custodian appointed by the client, or the program sponsor in the case of the SMA/UMA Accounts, to ensure ballots are generated sufficiently in advance of the relevant meeting to allow adequate time for the processing of both paper and electronic ballots to be delivered to Nuance’s proxy voting vendor, ISS. Certain custodians provide Nuance with notice of eligible proxy ballots in the aggregate, rather than on the underlying account-level. In the case of aggregated ballots, Nuance is not afforded underlying account-level transparency. Nuance undertakes reasonable efforts to reconcile aggregated ballots to the account level but in instances where that is not possible, Nuance’s policy is to vote such ballots in accordance with its policy. At any time, a client may contact Nuance to request information about its proxy voting policies. It is generally Nuance’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Nuance’s Trading & Portfolio Operations Department will be responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. Nuance may delegate the responsibility to vote client proxies to one or more persons (such person(s) are hereafter referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when Nuance receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with Nuance’s Proxy Voting Guidelines. When Nuance receives proxy proposals where the Proxy Voting Guidelines do not include a recommendation or otherwise outline a general position as voting on a case-by-case basis, the proxy will be forwarded to the Portfolio Management team, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if Nuance has determined that such action is in the best interest of Nuance’s clients. In the exercise of such discretion, the Responsible Voting Parties along with other relevant firm personnel, may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should be voted in accordance with such conclusions. In addition, the proposals should be evaluated in context. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of Nuance’s recordkeeping process. In performing its responsibilities, Nuance may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Responsible Voting Parties. The Responsible Voting Parties may consult with various members of Nuance’s staff including the Portfolio Management Team or the Compliance & Risk Committee.

Retention and Oversight of Proxy Advisory Firms

Nuance has retained Institutional Shareholder Service (“ISS”), an independent adviser that specializes in providing a variety of fiduciary-level proxy services to financial service firms. The services provided include substantive, in-depth research, global and domestic issuer analysis, vote and issue recommendations, record retention, reconciliation, and ballot processing. To assist Nuance in facilitating proxy voting, ISS provides company level reports that summarize key data elements contained within an issuers proxy statement and an analysis on vote measures. While Nuance votes all proxies based on its own policies in the best interests of its clients, Nuance primarily relies on the ISS recommendations. ISS Voting Guidelines take into account a variety of factors, including social and environmental issues, but the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholding value in either the short or long term. ISS provides vote execution, reporting and recordkeeping services in addition to vote research.

Nuance monitors its vendor communications to take into account additional information (i.e., subsequent notices or filings) and conducts an additional analysis if Nuance determines that information could impact the outcome of Nuance’s vote determination.

As part of Nuance’s ongoing oversight of vendors, periodic due diligence is performed on ISS to ensure policies regarding vote recommendation methodologies are understood, to make a reasonable inquiry that conflicts of interest are known and disclosed, and to ensure that Nuance can form a reasonable belief that the proxy advisory firm has the capacity and competency to analyze the matters upon which it offers recommendations to Nuance. The Compliance Department along with the Responsible Voting Parties will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

Conflicts of Interest

Nuance may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. Nuance, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance & Risk Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. Nuance will take the below steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict.

•	Where the Proxy Voting Guidelines outline Nuance’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with its Proxy Voting Guidelines.

•

Where the Proxy Voting Guidelines outline Nuance’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Review of Third Party Research Service Conflicts of Interest

Nuance considers the research and recommendations of ISS, so the Responsible Vote Parties take reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures and disclosed conflicts. When reviewing these conflict management procedures, Nuance will consider, among other things, (i) whether ISS has the capacity and competency to adequately analyze proxy issues; (ii) whether ISS can offer research in an impartial manner and in the best interests of Nuance’s clients; and (iii) what conflicts ISS has disclosed to Nuance.

Special Circumstances

Nuance may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed Nuance that they wish to retain the right to vote the proxy; (ii) where Nuance deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated Nuance’s services; (iv) where a proxy is received for a security that Nuance no longer manages (i.e., Nuance had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s Portfolio Managers to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which Nuance has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because the title to loaned securities passes to the borrower, Nuance will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nuance has investment discretion, however, Nuance shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Proxy Voting Guidelines

In accordance with Rules 30b1-4, 206(4)-6 and 204-2 of the Investment Adviser Act of 1940, as amended, Nuance is providing all clients with a summary of its proxy voting procedures.

•

Upon opening an account with Nuance, clients are given the option to delegate proxy-voting discretion to Nuance by completing the appropriate documents. Nuance will only exercise proxy-voting discretion over client shares in the instances where clients give Nuance discretionary authority to vote on their behalf. Clients retain the responsibility to inform the custodian of their account of their intention to delegate proxy voting discretion to Nuance.

•

It is Nuance’s policy to vote client shares based on its proxy voting policy after consideration of the ISS recommendations. Nuance’s policy includes a review of potential conflicts that exist relative to voting decisions and that may impact its clients. If Nuance identifies a conflict of interest that exists between Nuance and its client, Nuance’s policy is to review each conflict on a case-by-case basis. ISS and Nuance retain a record of all recommendations.

•

ISS is a neutral third party that issues recommendations based upon its own internal guidelines and outlines them in its “ISS United States Proxy Voting Guidelines – Benchmark Policy Recommendations” document available at: https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf. To the extent Nuance uses automated or pre-population of votes, Nuance will monitor communications, taking into account additional information (i.e., subsequent notices or filings) to determine if such information could impact the outcome of Nuance’s vote determination when such determination is based on an ISS recommendation.

•

Nuance may vote client shares inconsistent with ISS recommendations if Nuance believes, based on its internal review, that it is in the best interest of its clients. In such a case, Nuance will have on file written documentation detailing why they believe ISS’s recommendation was not in the client’s best interest.

•	Nuance votes client shares via ISS, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ISS retains a record of proxy votes for each client.

•	Annually, Nuance will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	Nuance’s Compliance & Risk Committee will review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of Nuance’s proxy voting procedures and ISS’s proxy voting guidelines.

These procedures are currently in effect. If you have any questions would like a copy of Nuance’s proxy voting procedures, ISS’s proxy voting guidelines and/or a record of how your shares were voted, please contact Nuance’s Compliance Department at 816-743-7080.

OP

Sub-Advisor to the Oldfield International Value Fund

OP complies with its Proxy Voting Policies and Procedures (the “Procedures”) that are designed to ensure that it votes proxies with respect to client securities in the best interests of its clients. The Procedures also require that OP identify any conflicts of interest between OP and its clients. If a material conflict exists, OP will determine whether voting in accordance with the voting guidelines and factors described in the Procedures is in the best interests of the client or take some other appropriate action.

OP will generally vote in favor of routine corporate housekeeping proposals such as the election of directors where no corporate governance issues are implicated, the reappointment of auditors or increases or reclassification of common stock. Generally, OP will vote against proposals that make it more difficult to replace members of a board of directors, that cause management to be too heavily represented on the board, or that introduce cumulative voting, unequal voting rights or create supermajority voting. For all other proposals, OP will determine whether a proposal is in the best interests of its clients and may take into account, among others, the following factors: whether the proposal was recommended by management and OP’s opinion of management; whether the proposal acts to entrench existing management; whether the proposal fairly compensates management for past and future performance; and whether the proposal is likely to strengthen the issuer’s business franchise and therefore benefit its shareholders over a time frame that is relevant for OP’s clients’ portfolios.

POLEN CAPITAL

Sub-Advisor to the Global Select Fund, International Fund and Small Company Fund

In exercising its voting obligations, Polen Capital is guided by general fiduciary principles. It must act prudently, solely in the interest of the Global Select Fund, the International Fund and Small Company Fund, and for the purpose of providing benefits to the Global Select Fund, the International Fund and Small Company Fund. Polen Capital will consider the factors that could affect the value of the Global Select Fund’s, the International Fund’s and the Small Company Fund’s investment in its determination on a vote.

Polen Capital has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Global Select Fund, the International Fund and Small Company Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Polen Capital’s proxy voting procedures establish a protocol for voting of proxies in cases in which Polen Capital or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Global Select Fund, the International Fund and Small Company Fund or that could compromise Polen Capital’s independence of judgment and action in voting the proxy in the best interest of the Global Select Fund’s, the International Fund’s and Small Company Fund’s shareholders. Polen Capital believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interest of shareholders.

SBH

Sub-Advisor to the Small Company Fund

SBH has adopted proxy voting policies and procedures that address recordkeeping and include provisions that address material conflicts of interest that arise in the proxy voting process. SBH relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Adviser has voting authority. Annually, SBH reviews ISS’ independence and its Proxy Voting Guidelines. SBH follows ISS’ General Guidelines on most issues for shareholder votes.

The ISS’ Global Voting Principles provide for four key tenets on accountability, stewardship, independence and transparency. These underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies.

The principles guiding the policy construction intend to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by aiming to promote long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

These practices seek to respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of SBH’s investment clients, SBH may override ISS’ recommendation. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer (CCO) or President of SBH. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, SBH will exercise its voting authority. However, if SBH believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, SBH may not exercise its voting authority after considering all relevant factors.

SCHARF INVESTMENTS

Sub-Advisor to the Global Select Fund

Scharf Investments will vote all proxies after making the determination that the vote is in the best interest of the Global Select Fund’s shareholders. In determining whether a proposal serves the best interests of the Global Select Fund and its shareholders, Scharf Investments will consider a number of factors, including the economic effect of the proposal on shareholder value, the threat posed by the proposal to existing rights of shareholders, the dilution of existing shares that would result from the proposal, the effect of the proposal on management or director accountability to shareholders, and, if the proposal is a shareholder initiative, whether it wastes time and resources of the company or reflects the grievance of one individual. Scharf Investments will abstain from voting proxies when it believes it is appropriate to do so. Scharf Investments has established a Proxy Voting Committee which is comprised of employees separate from those persons responsible for the Global Select Fund’s portfolio management. If a material conflict of interest over proxy voting arises between Scharf Investments and the Global Select Fund, such proxy votes will be referred to the Proxy Voting Committee and the Committee will vote all such proxies in accordance with the policy described above. The goal of the Proxy Voting Committee is to ensure that all proxy votes serve the best interests of the Global Select Fund and its shareholders.

WATER ISLAND

Sub-Advisor to the Alternative Strategies Fund

Water Island takes its fiduciary responsibilities very seriously and believes the right to vote proxies is a significant asset of shareholders and clients. Water Island exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its shareholders’ and clients’ investments. Water Island has adopted and implemented proxy voting policies and procedures that are designed to reasonably ensure that proxies are voted in the best interests of its clients. The policies and procedures include proxy voting guidelines, address the manner in which material conflicts of interest that may arise in the proxy voting process should be handled, and contain recordkeeping requirements.

Since the quality and depth of management is a primary factor considered when investing in a company, Water Island gives substantial weight to the recommendation of management on any issue. However, Water Island will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of Water Island’s clients. For example, Water Island generally votes against any management proposals that it believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance.

Water Island generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that Water Island believes will not typically have a significant effect on the value of the investment. Proposals that change the status of a company, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Water Island generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment and generally will support proposals that maintain or expand shareholder democracy. Water Island believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually.

Water Island may abstain from voting proxies or deviate from the policies stated above in certain situations, such as when the cost of voting the proxy exceeds the expected benefit to the client or when required under applicable law, rule, or regulation. For example, Water Island may abstain when share blocking is imposed in certain countries, when it may be necessary to hire a translator or travel to vote in person, or when the securities are on loan and the income benefit exceeds the benefit of voting.

Water Island believes that conflicts of interest must be resolved in the way that will most benefit its clients. Water Island recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Water Island or one or more of its affiliates, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote or where a portfolio manager has business or personal relationships with an officer or director of the issuer. Water Island shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Water Island with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Water Island’s business, and to bring conflicts of interest of which they become aware to the attention of Water Island. Water Island shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Water Island’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If Water Island determines that a conflict of interest is not material, Water Island may vote proxies notwithstanding the existence of a conflict.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request, by calling 1-800-960-0188.

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration Agreement dated September 10, 2014 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street is located at 1 Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114. Pursuant to the Administration Agreement with the Trust, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Administration Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

The following table shows administrative fees paid to the Funds’ administrator during the fiscal years or period ended December 31:

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#	$0	$97,077	$47,438
International Fund	$0	$124,642	$52,544
Alternative Strategies Fund	$0	$515,914	$198,268
High Income Fund##	$0	$52,198	$23,157
Small Company Fund*	$4,902	$26,748	$46,965
Oldfield International Value Fund	$0	$34,099	$3,025
Dolan McEniry Corporate Bond Fund	$16,036	$0	$139,060^

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
*	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.
^

During the period January 1, 2021 through September 17, 2021, the Predecessor Fund paid the Predecessor Fund’s administrator $97,471 in administration fees pursuant to the prior administration agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the applicable Sub-Advisor, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board. In general, a Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

The aggregate dollar amounts of brokerage commissions paid by the Funds during the last three fiscal years or period are as follows:

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#	$60,711	$185,495	$72,804
International Fund	$103,112	$127,820	$370,124
Alternative Strategies Fund	$430,519	$590,169	$881,908
High Income Fund##	$426	$221	$973
Small Company Fund*	$51,162	$43,087	$69,491
Oldfield International Value Fund	$8,402	$10,601	$8,229
Dolan McEniry Corporate Bond Fund	$0	$0	$0

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
*	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.

Of these amounts, the dollar amount of brokerage commissions paid to the brokers who furnished research services during the last three fiscal years are as follows:

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#	$21,973	$30,320	$26,109
International Fund	$37,473	$35,063	$71,520
Alternative Strategies Fund	$818,952	$357,414	$544,465
High Income Fund##	$0	$0	$0
Small Company Fund*	$28,128	$12,346	$39,405
Oldfield International Value Fund	$0	$0	$0
Dolan McEniry Corporate Bond Fund	N/A	N/A	N/A

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
*	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.

For the fiscal years ended December 31, 2023, 2022 and 2021, the Funds paid no commissions to broker-dealers affiliated with the Advisor or any of the Sub-Advisors.

Subject to such policies as the Advisor and the Board may determine, a Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients. Each Sub-Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. Each Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

The following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Fund	Broker	Amount
Alternative Strategies Fund	Citigroup, Inc.	$1,655,854
	UBS Group AG	$308,033
	Jeffries Financial Group, Inc.	$695,860
	JP Morgan Chase & Co.	$39,385
	Morgan Stanley	$16,819
	Bank of America Corp.	$8,802
High Income Fund	Bank of America Corp.	$701,421
	Citigroup, Inc.	$225,677
	Citadel Securities LP	$99,858
	Goldman Sachs Group, Inc.	$88,923

Distribution of Fund Shares

The Funds’ principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is engaged on a non-exclusive, best efforts basis to assist in the distribution of the Funds’ shares in a continuous offering of such shares. The Distributor is compensated for performing this service by the Advisor and does not receive underwriting commissions from the Funds (and has not received any such commissions during the last three fiscal years for the Funds).

Distribution Plan

As noted in the prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Investor Class of the Alternative Strategies Fund.
Under the Distribution Plan, the Alternative Strategies Fund is authorized to pay the Distributor for distribution services related to Investor Class shares (the “Distribution Fee”) at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Alternative Strategies Fund’s Investor Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Investor Class of the Alternative Strategies Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of the Alternative Strategies Fund’s shares, the printing and mailing of prospectuses, statements of additional information and reports to prospective shareholders, the printing and mailing of sales literature, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Alternative Strategies Fund may, from time to time, deem advisable.

The tables below show the amount of the Distribution Fee for the fiscal year or period ended December 31, 2023.

Fund	Distribution Fee incurred by Investor Class Shares
Alternative Strategies Fund	$85,040

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
Alternative Strategies Fund	$0	$0	$85,040	$0	$0	$0

Other Shareholder Servicing Expenses Paid by the Funds

The Funds make payments to financial intermediaries for certain sub-recordkeeping, sub-transfer agent or similar services provided by financial intermediaries in amounts determined by the Funds’ Board of Trustees to represent reasonable amounts for those services. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any supplemental amounts the Advisor pays out of its own resources and are in addition to a Fund’s payment of any amounts through the Distribution Plan.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

The table below identifies the financial intermediaries who received compensation from the Funds for providing sub-recordkeeping, sub-transfer agency or similar services during the calendar year ended December 31, 2023:

Firm

Payments by the Advisor

Set forth below is a list of the member firms of FINRA to which the Advisor, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2023. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2023 are not reflected:

FINRA member firms

Raymond James

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions as compared to the costs and taxable transactions of an investment company that holds investments for a longer period. The Advisor does not expect each Fund’s portfolio turnover rate (except for the Alternative Strategies Fund) to exceed 150% in most years.

Portfolio turnover rates for the fiscal years or period ended December 31, 2023 and 2022 were as follows:

Fund	2023	2022
Global Select Fund	55.74%	108.86%
International Fund	40.55%	42.74%
Alternative Strategies Fund	100.76%	89.62%
High Income Fund	38.78%	49.41%
Small Company Fund#	56.46%	35.50%
Oldfield International Value Fund	27.70%	34.50%
Dolan McEniry Corporate Bond Fund	21.22%	26.08%

#	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.

The Global Select Fund’s portfolio turnover rate decreased year over year due to changes in portfolio management and investment strategy change that occurred in 2022.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

NET ASSET VALUE

The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern Time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund’s NAV on the last day on which such exchange was open will be used, unless the Advisor, as the Board’s “valuation designee” for purposes of Rule 2a-5 under the 1940 Act, determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s NAV is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its NAV may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s NAV unless the Advisor deems that such events would materially affect the NAV, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service selected by the Advisor does not provide a valuation or provides a valuation that in the judgment of the relevant Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Advisor in consultation with the relevant Sub-Advisor and the Administrator pursuant to procedures approved by the Board.

Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds’ accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisors to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Advisor.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Advisor, or at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by the Advisor. If an options or futures exchange closes after the time at which a Fund’s NAV is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the NAV.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Advisor in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Advisor in good faith deems appropriate to reflect their fair value.

TAXATION

The following is a summary of certain material U.S. federal income tax consequences of acquiring, holding and disposing of the interests in the Funds. It is based upon the Code, the U.S. Treasury Regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date hereof and all of which are subject to change or differing interpretations at any time (possibly with retroactive effect). This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to a Fund or to all categories of investors, some of whom may be subject to special rules (including, without limitation, dealers in securities or currencies, financial institutions, life insurance companies, holders of Fund interests held as part of a “straddle,” “hedge” or “conversion transaction” with other investments, persons whose “functional currency” is not the U.S. dollar or persons for whom the Fund interests are not capital assets). This discussion also does not address U.S. federal tax consequences other than income taxes (such as estate and gift tax consequences). In addition, the following discussion generally applies only to “U.S. persons,” as defined for U.S. federal income tax purposes) who are beneficial owners of Fund interests. A “U.S. person” is generally defined as (i) a citizen or resident of the United States, (ii) a corporation (or an entity treated as a corporation for federal income tax purposes) or partnership (or an entity or arrangement treated as a partnership for federal income tax purposes) created or organized in or under the law of the United States or any political subdivision thereof, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an investor in the Funds, the U.S. federal income tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership.

The tax consequences of an investment in the Funds will depend not only on the nature of the Funds’ operations and the then applicable U.S. federal tax principles, but also on certain factual determinations that cannot be made at this time, and upon a particular investor’s individual circumstances. No advance rulings have been sought from the Internal Revenue Service (the “IRS”).

IN VIEW OF THE FOREGOING, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING ALL THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS WITH SPECIFIC REFERENCE TO SUCH INVESTOR’S OWN PARTICULAR TAX SITUATION AND RECENT CHANGES IN APPLICABLE LAW.

Each Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and each Fund has elected to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in (i) securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (ii) securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more of qualified publicly traded partnerships, as such term is defined under the Code.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to the extent permitted under the Code. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed. Tax consequences are not the primary consideration of a Fund in implementing its investment strategy.

Each Fund or any securities dealer effecting a redemption of a Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, under the federal backup withholding rules, a Fund will be required to withhold federal income tax at the current rate of 24% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the account application or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to federal backup withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the prospectus. In order to avoid the payment of a 4% non-deductible federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98.2% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Certain U.S. shareholders, including individuals and estates and trusts, in the higher income brackets will be subject to an additional 3.8% federal tax on all or a portion of their “net investment income,” which generally will include dividends from the Funds and net gain from the disposition of shares of the Funds. U.S. shareholders are urged to consult their tax advisors regarding the implications of the additional net investment income tax resulting from an investment in the Funds.

Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the dividends received deduction, and individual shareholders may, depending on the Fund’s underlying sources of income, have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum federal capital gains tax rate. Availability of the deduction and/or taxation at the maximum federal capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies should qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by that Fund may constitute a straddle for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%/40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of a Fund will result in gains or losses for federal income tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized (to the extent it is allowed) upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

As of December 31, 2023, the capital loss carryforwards for each Fund were as follows:

	International Fund	Alternative Strategies Fund
Capital Loss Carryforwards
Perpetual Short-Term	$(27,794,169)	$(37,053,548)
Perpetual Long-Term	(6,959,830)	(24,695,588)

Total	$(34,753,999)	$(61,749,136)

	High Income Fund##	Dolan McEniry Corporate Bond Fund
Capital Loss Carryforwards
Perpetual Short-Term	$(633,032)	$(366,108)
Perpetual Long-Term	(2,283,895)	(2,353,901)

Total	$(2,916,927)	$(2,720,009)

Distributions and redemptions may be subject to state and local taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Funds’ distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations (including, if applicable, complying with an intergovernmental agreement); (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Funds. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable tax consequences of an investment in the Funds. Paul Hastings LLP, counsel to the Trust, has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A Fund may make taxable distributions to shareholders even during periods in which the share price has declined.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such year if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold as federal backup withholding 24% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with their correct taxpayer identification number. The Funds also are required to withhold 24% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to federal backup withholding.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. The Global Select Fund commenced operations on December 31, 1996. The International Fund commenced operations on December 1, 1997. The Alternative Strategies Fund commenced operations on September 30, 2011. The High Income Fund commenced operations on September 28, 2018. The Small Company Fund commenced operations on July 31, 2020. The Oldfield International Value Fund commenced operations on November 30, 2020. The Dolan McEniry Corporate Bond Fund commenced operations on September 20, 2021. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders. The Board has created fifteen series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Funds. Currently, the Alternative Strategies Fund is authorized to issue two classes of shares: Institutional Class shares and Investor Class shares. The Global Select Fund, International Fund, High Income Fund, Small Company Fund, Oldfield International Value Fund and Dolan McEniry Corporate Bond Fund are authorized to issue one class of shares: Institutional Class shares.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund, the Dolan McEniry Corporate Bond Fund, the DBi Managed Futures Strategy ETF, the DBi Hedge Strategy ETF, iMGP Berkshire Dividend Growth ETF, Polen Capital Global Growth ETF, Polen Capital China Growth ETF and Polen Capital International Growth ETF are the only operating series of shares of the Trust. The Board may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Trust and iM Global have obtained an exemptive order from the SEC, which permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub-advisory agreement with a manager that is affiliated with the Funds or iM Global.

The Trust, the Advisor, the Sub-Advisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisors and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company, 1 Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent. The Trust’s transfer agent, SS&C Global Investor & Distribution Solutions, Inc., is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call SS&C Global Investor & Distribution Solutions, Inc. at 1-800-960-0188 if you have questions about your account. The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, also assists with the Funds’ tax returns. The Trust’s legal counsel is Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, California 94111.

The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds for the year ended December 31, 2023, and Cohen & Company, Ltd.’s report thereon are incorporated by reference to the Trust’s Annual Report for the fiscal year ended December 31, 2023. The report of Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of Cohen & Company, Ltd. and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

APPENDIX

Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa through Caa. Both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—highest quality; Prime 2—higher quality; Prime 3—high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

LITMAN GREGORY FUNDS TRUST

iMGP DBi Managed Futures Strategy ETF (DBMF)

iMGP DBi Hedge Strategy ETF (DBEH)

iMGP Berkshire Dividend Growth ETF (BDVG)

Listed on the NYSE Arca

STATEMENT OF ADDITIONAL INFORMATION

Dated April 29, 2024

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April 29, 2024, as it may be amended from time to time, of iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF“), iMGP DBi Hedge Strategy ETF (the “DBi Hedge Strategy ETF”) and iMGP Berkshire Dividend Growth ETF (the “Berkshire Dividend Growth ETF ”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997. iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”) is the investment advisor of the Funds. The Advisor has retained certain investment managers as sub-advisors (each a “Sub-Advisor,” and collectively, the “Sub-Advisors”), responsible for portfolio management of a Fund’s assets. A copy of the Funds’ prospectus and the Trust’s most recent annual report may be obtained from the Trust without charge at 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245, telephone 1-800-960-0188.

The Trust’s audited financial statements for the fiscal year ended December 31, 2023 are incorporated by reference to the Trust’s Annual Report for the fiscal year ended December 31, 2023.

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FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of thirteen separate series: the iMGP Global Select Fund (formerly, iMGP Equity Fund) (the “Global Select Fund”), the iMGP International Fund (the “International Fund”), the iMGP Alternative Strategies Fund (the “Alternative Strategies Fund”), the iMGP High Income Fund (the “High Income Fund”), the iMGP Small Company Fund (the “Small Company Fund) (formerly, iMGP SBH Focused Small Company Value Fund), the iMGP Oldfield International Value Fund (the “Oldfield International Value Fund”), the iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”), the iMGP DBi Hedge Strategy ETF (the “DBi Hedge Strategy ETF”), the iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund”), the iMGP Berkshire Dividend Growth ETF (the “Berkshire Dividend Growth ETF”), the Polen Capital Global Growth ETF, the Polen Capital China Growth ETF and the Polen Capital International Growth ETF.

This SAI relates only to the DBi Managed Futures Strategy ETF, the DBi Hedge Strategy ETF and the Berkshire Dividend Growth ETF (together, the “Funds”) and not to the other series of the Trust.

The DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF commenced operations on September 20, 2021. Simultaneous with the DBi Managed Futures Strategy ETF’s and DBi Hedge Strategy ETF’s commencement of operations, each Fund acquired the assets and assumed the liabilities of the iM DBi Managed Futures Strategy ETF and iM DBi Hedge Strategy ETF, respectively, each a series of Manager Directed Portfolios (each, a “Predecessor Fund,” and together, the “Predecessor Funds”). The Berkshire Dividend Growth ETF commenced operations on June 29, 2023.

Each Fund is an actively managed exchange-traded fund (“ETF”) that is a separate series of the Trust. The DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are non-diversified series of the Trust meaning they can invest a greater portion of their assets in a particular investment or issuer than a diversified Fund such as the Berkshire Dividend Growth ETF. Each Fund offers and issues shares (“Shares”) at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund expects to make purchases and redemptions of Creation Units in whole or in part on a cash basis. However, a Fund reserves the right to offer and issue Creation Units in exchange for an in-kind deposit of specified instruments (each, a “Deposit Security” and collectively the “Deposit Securities”), or for specified instruments together with a specified cash payment. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. As noted above, Shares are also redeemable only in Creation Unit aggregations, generally for a specified cash payment. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. The DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF’s investment objective is set forth in the Funds’ prospectus. There is no assurance that DBi Managed Futures Strategy ETF or the DBi Hedge Strategy ETF will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF.

The investment objective of the Berkshire Dividend Growth ETF is non-fundamental and therefore may be changed without the approval of the Berkshire Dividend Growth ETF’s shareholders upon 60 days’ prior written notice to shareholders. The Berkshire Dividend Growth ETF’s investment objective is set forth in the Fund’s prospectus. There is no assurance that the Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of the Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes.

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Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions across the world, the risks discussed below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses.

Cash Position

When a Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual—they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or a Fund’s Sub-Advisor may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. In addition, when a substantial portion of a Fund’s portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Equity Securities

The Funds may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of small- and medium-size companies. Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies. In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets. However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

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Subsidiary Risk (DBi Managed Futures Strategy ETF only)

The Fund may invest up to 20% of its assets in a subsidiary that is wholly-owned by the Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest without limitation in commodity-linked derivative instruments, including commodity futures contracts, swap agreements, commodity-linked structured notes, as well as other instruments intended to serve as margin or collateral for these derivative instruments. The Subsidiary may invest in any type of investment in which the Fund is permitted to invest, as described in the Prospectus and this SAI. The Fund’s investment in the Subsidiary will not exceed 20% of the value of the Fund’s total assets (notwithstanding any subsequent market appreciation in the Subsidiary’s value). Asset limitations are imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and are measured at each taxable year and quarter end. The Sub-Advisor also serves as the investment adviser to the Subsidiary, but will not receive separate compensation.

The Subsidiary is not registered under the 1940 Act, but will be subject to certain protections of the 1940 Act with respect to the Fund, as described in this SAI. All of the Fund’s investments in the Subsidiary will be subject to the investment policies and restrictions of the Fund, including those related to leverage, collateral and segregation requirements and liquidity. In addition, the valuation and brokerage policies of the Fund will be applied to the Subsidiary. The Fund’s investments in the Subsidiary are not subject to all investor protection provisions of the 1940 Act. However, because the Fund is the sole investor in the Subsidiary, it is not likely that the Subsidiary will take any action that is contrary to the interests of the Fund and its shareholders.

The Subsidiary is subject to regulation as a commodity pool under the Commodity Exchange Act of 1936, as amended (“CEA”), and the Commodity Futures Trading Commission (“CFTC”) rules and regulations thereunder. The Sub-Advisor serves as the “commodity pool operator” (“CPO”) of the Subsidiary. The Sub-Advisor is registered and regulated by the CFTC as a CPO and commodity trading advisor (“CTA”). Although the Subsidiary is subject to regulation as a commodity pool, the Fund’s trading in commodity interests will be limited. There is no assurance that the Sub-Advisor will remain a registered CPO with respect to the Subsidiary, or that the Subsidiary will remain a commodity pool to the extent that one or more exclusions or exemptions are available under applicable CFTC regulations. The Sub-Advisor currently does not rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund. The Sub-Advisor is subject to dual regulation by the CFTC and the SEC. The CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Sub-Advisor has availed itself of the CFTC’s substituted compliance option under the harmonization regulations with respect to the Fund by filing a notice with the National Futures Association. The Sub-Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semi-annual reports provided to shareholders.

Regulatory changes, including changes in the laws of the U.S. or the Cayman Islands, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and this SAI. Such changes could potentially impact the Fund’s ability to implement its investment strategy and could result in decreased investment returns. In addition, in the event changes to the laws of the Cayman Islands require the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.

Investments in the Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, the Fund must, among other things, satisfy certain diversification requirements, including the requirement that not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as the Fund is subject to this limit, the Fund may not invest any more than 25% of the value of its total assets in the Subsidiary.

In order to qualify as a RIC under Subchapter M of the Code and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the source of income test, at least 90% of a RIC’s gross income each year must be “qualifying income,” which generally consists of dividends, interest, gains on investment assets and certain other categories of investment income. Qualifying income generally does not include income derived directly from commodities, including certain commodity-linked derivatives. When a RIC is a “U.S. Shareholder” of certain foreign subsidiaries (“controlled foreign corporations” or “CFCs”), the RIC will generally be required to include in gross income certain income whether or not such income is distributed by the CFC. Under final Treasury Regulations issued in 2019 (“the Final Regulations”), both imputed and actual distributions from a CFC are generally treated as qualifying income under the RIC source of income test. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to the commodities markets within the limitations of the Code such that the Fund continues to qualify as a RIC, but there is a risk that the Internal Revenue Service (“IRS”) could assert that the income that the Fund derives from the Subsidiary and/or certain commodity-linked structured notes will not be considered qualifying income for purposes of the source of income test.

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The IRS issued many private letter rulings (which the Fund may not use or cite as precedent because only the recipient of a private letter ruling may rely upon it) between 2006 and 2011 concluding that income a RIC derives from a CFC, such as the Subsidiary, which earns income derived from commodities is qualifying income. In the past, there have been some indications that the aforementioned 2006 to 2011 private letter rulings may no longer represent the IRS’ views. The policies underlying those private letter rulings would have been officially overturned if Treasury Regulations proposed on September 28, 2016 (the “Proposed Regulations”) were finalized as proposed. Under the Proposed Regulations, the Subpart F Inclusions, which the 2006 through 2011 private letter rulings concluded was qualifying income for a RIC, would no longer be considered qualifying income. Instead, only actual distributions that the CFC makes to the RIC out of the CFC’s earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) would qualify. As discussed above, in the Final Regulations, the Proposed Regulations were reversed with respect to this particular issue. Under the Final Regulations, both actual and imputed distributions that the CFC makes to the RIC and Subpart F Inclusions are generally treated as qualifying income under the source of income test, provided that such income is derived with respect to the RIC’s business of investing in stock, securities or currencies. However, the Final Regulations do not specifically address distributions or Subpart F Imputations from CFCs that derive income from commodities. The Final Regulations do not clarify whether there are any limitations on whether such income is qualifying income under the source of income test. The Final Regulations also do not expressly adopt or apply the aforementioned 2006-2011 private letter rulings to other taxpayers, although those private letter rulings are consistent with the Final Regulations and may continue to be valid (as opposed to invalid as they would have been under the Proposed Regulations).

The federal income tax treatment of the Fund’s income from the Subsidiary also may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other IRS guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Derivatives and Other Investment Techniques and Related Risks (DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF only)

In connection with the Funds’ use of derivatives, the Funds will comply with the limitations of the derivatives risk management program adopted with respect to each Fund pursuant to Rule 18f-4 under the 1940 Act.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument at a specified future time and at a specified price. The Funds may use futures contracts for: enhancing returns; bona fide hedging; attempting to offset changes in the value of financial instruments held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

Transactions in futures by a Fund are subject to limitations established by futures exchanges governing the maximum number of futures that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures that a Fund may write or hold may be affected by futures written or held by other entities. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified currency amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund or the Subsidiary may enter into an agreement with a Futures Commodity Merchant that provides for the cash settlement of futures contracts. If this occurs, such Fund would treat the financial instrument as being cash-settled for purposes of determining such Fund’s coverage requirements.

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There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the instruments held by a Fund and the prices of futures; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Commodity-Linked Instruments. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in commodity instrument markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately. Pursuant to Rule 4.5 under CEA, the Funds do not qualify for an exclusion from the definition of a commodity pool. Accordingly, each Fund is subject to regulation as a commodity pool and each of the Advisor and Sub-Advisor is registered as a CPO under the CEA.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent such Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in each Fund or the ability of each Fund to continue to implement its investment strategies. The futures and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures and swap transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action. In particular, Title VII of the Dodd-Frank Act set forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. The provisions of Title VII of the Dodd-Frank Act have not yet been fully implemented and accordingly, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Funds. However, swap dealers, major market participants and swap counterparties are now becoming subject to new and/or additional regulations, requirements, compliance burdens and associated costs. This law and the rules to be promulgated may negatively impact each Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, position limits imposed on each Fund or its counterparties may impact a Fund’s ability to invest in futures and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Regulation of Derivatives in Europe. The European Markets and Infrastructure Regulation (“EMIR”) introduces uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivative contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivative contracts

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to trade repositories. In addition, EMIR imposes requirements for appropriate procedures and arrangements to measure, monitor and mitigate operational counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These requirements are likely to include the posting and segregation of collateral, not only to and for, but also by, each Fund.

Many provisions of EMIR require the adoption of delegated acts by the European Commission before becoming fully effective. Accordingly, it is difficult to predict the precise impact of EMIR on the Funds. However, investors should be aware that the regulatory changes arising from EMIR may in due course adversely affect a Fund’s ability to adhere to its investment approach and achieve its investment objective.

Counterparty Credit Risk. The Funds will be subject to counterparty credit risk with respect to their use of derivative and short sale transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, a Sub-Advisor will seek to effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Tax Risk. The Funds intend to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, a Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities, including income from the DBi Managed Futures Strategy ETF’s investment in the Subsidiary, is Qualifying Income is not entirely clear. The DBi Managed Futures Strategy ETF’s investment in the Subsidiary is expected to provide the DBi Managed Futures Strategy ETF with exposure to the commodities markets within the limitations of the Code for qualification as a RIC, but there is a risk that the IRS could assert that the income derived from the DBi Managed Futures Strategy ETF’s investment in the Subsidiary and certain commodity-linked structured notes will not be considered Qualifying Income. For more information on the tax risks related to the Subsidiary, see the section “Subsidiary Risk,” above.

An investment in the Subsidiary generally may not exceed 25% of the value of the DBi Managed Futures Strategy ETF’s total assets at the end of each quarter of the Fund’s taxable year. If the Subsidiary does exceed 25% of the value of the DBi Managed Futures Strategy ETF’s total assets, in any quarter, the DBi Managed Futures Strategy ETF may fail to qualify as a RIC under the Code. See “Taxes” below for additional information related to these restrictions.

In addition, each Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark to market, constructive sale, wash sale, and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Funds’ shareholders. A Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

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Risks of Investing in Lower-Rated Debt Securities

Each Fund may invest a portion of its net assets in debt securities rated below “Ba1” by Moody’s, below “BB+” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Sub-Advisor’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-Advisor must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Short-Term Investments

Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry

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As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which a Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Money Market Funds (Berkshire Dividend Growth ETF only)

The Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. For example, Section 12(d)(1)(F) of the 1940 Act provides that the limitations set forth above do not apply to securities purchased or otherwise acquired by the Fund if immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund. The Fund must comply with certain other administrative requirements in order to comply this exception, including, among others, that the Fund (or the Advisor or Sub-Advisor acting on behalf of the Fund) complies with certain voting restrictions when voting the shares of such investment company. The Advisor and the Sub-Advisor will not impose advisory fees on assets of the Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

Government Obligations (DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF only)

Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

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Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Foreign Investments and Currencies

Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (the “U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effect and implications of Brexit. The actual and potential consequences of Brexit, and the associated uncertainty, have adversely affected, and for the foreseeable future may continue to adversely affect, economic and market conditions in the U.K., in the EU and its member states and elsewhere, and may also contribute to uncertainty and instability in global financial markets. This uncertainty may, at any stage, adversely affect a Fund and its investments. There may be detrimental implications for the value of a Fund’s investments and/or its ability to implement its investment program. This may be due to, among other things: (i) increased uncertainty and volatility in U.K., EU and other financial markets; (ii) fluctuations in asset values; (iii) fluctuations in exchange rates; (iv) increased illiquidity of investments located, listed or traded within the U.K., the EU or elsewhere; (v) changes in the willingness or ability of financial and other counterparties to enter into transactions, or the price at which and terms on which they are prepared to transact; and/or (vi) changes in legal and regulatory regimes to which a Fund or certain of its assets and/or service providers are or become subject. The withdrawal of the U.K. from the EU could have a material impact on the U.K.’s economy and its future growth, impacting adversely a Fund’s investments in the U.K. It could also result in prolonged uncertainty regarding aspects of the U.K.’s economy and damage customers’ and investors’ confidence. Any of these events could have a material adverse effect on a Fund.

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Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Funds’ investments.

In addition, Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Recently, the Israel-Hamas war has resulted in significant loss of life and increased volatility in the Middle East, and there is a risk that the war could worsen or spread within the region. The conflict between Israel and Hamas and the involvement of the U.S. and other countries could present material uncertainty and risk with respect to a Fund’s performance and ability to achieve its investment objective. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of a Fund’s investments.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Sub-Advisors expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

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Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.

In considering whether to invest in the securities of a foreign company, a Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on the Sub-Advisor’s assessment of prevailing market, economic and other conditions.

Exclusion from Definition of Commodity Pool Operator (Berkshire Dividend Growth ETF only)

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, neither the Fund nor the Advisor is subject to registrations or regulation as a commodity pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exclusion, the Fund is limited in its ability to invest in certain financial instruments regulated under the CEA (“commodity interests”), including futures, options and certain swaps (including securities futures, broad-based stock index futures and financial futures contracts). In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the Rule 4.5 exclusion, the Advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund, which may increase the Fund’s expenses and adversely affect the Fund’s total returns. The Advisor’s eligibility to claim the 4.5 exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investments in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. As a result, in the future, the Fund will be more limited in their ability to invest in commodity interests than in the past, which may negatively impact on the ability of the Advisor to manage the Fund and the Fund’s performance.

Repurchase Agreements (DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF only)

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or the Sub-Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act, and the total repurchase agreements of a Fund are limited to 33-1/3% of its total assets.

Reverse Repurchase Agreements (DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF only)

Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

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When-Issued Securities, Forward Commitments and Delayed Settlements (DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF only)

Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside, and the Fund will identify on its books, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of the Sub-Advisor to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Borrowing

Each Fund is authorized to borrow money from banks in amounts up to 33-1/3% of their total assets. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. The 1940 Act requires a Fund to maintain continuous asset coverage (i.e., total assets including borrowings less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the loan collateral must be equal to at least 100% of the value of the loaned securities, and the borrower must increase such collateral such that it remains equal to 100% of the value of the loaned securities whenever the price of the loaned securities increases (i.e., mark to market on a daily basis); (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay reasonable custodial fees in connection with the lending of portfolio securities, which fees must be negotiated by the Fund and the custodian and be approved by the Board; and (v) although the voting rights may pass with the lending of securities, the Board must be obligated to call the loan in time to vote the securities if a material event affecting the investment on loan is to occur.

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The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

The Board has appointed State Street Bank and Trust Company, the Funds’ custodian, as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list and will not lend its securities to be sold short.

Short Sales (DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF only)

Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: recent failures in the banking sector; bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; global health crises and pandemics; governmental efforts to limit short selling, and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether these conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Risks of Increased Reliance on Data Analytics

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s and Sub-Advisors’ regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF each will not:

1.

purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2.

invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);

3.	borrow money, provided that such Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

4.

make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.	underwrite any issue of securities, except to the extent that such Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.

purchase or sell real estate, provided that such Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

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7.

purchase or sell physical commodities, provided that such Fund may invest in, purchase, sell or enter into futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.	issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (1) above does not apply to securities issued by other investment companies, the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account in determining its compliance with the restriction provided in item (1).

As a matter of fundamental policy, the Berkshire Dividend Growth ETF will not:

1.

invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in a particular industry or group of industries (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);

2.	borrow money, provided that such Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

3.

make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

4.	underwrite any issue of securities, except to the extent that such Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

5.

purchase or sell real estate, provided that such Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

6.

purchase or sell physical commodities, provided that such Fund may invest in, purchase, sell or enter into futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

7.	issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (1) above does not apply to securities issued by other investment companies, the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account in determining its compliance with the restriction provided in item (1).

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Funds are no longer able to operate in reliance on Rule 6c-11 of the 1940 Act; (2) the Funds no longer comply with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of a Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for a Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

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BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Sub-Advisors, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Sub-Advisors, and the Funds’ administrator, custodian and transfer agent, and review the Funds’ performance. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives and policies and to general supervision by the Board. A majority of the Trustees are not otherwise affiliated with the Advisor or the Sub-Advisors.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1946)	Chairperson of the Board Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) 2014-2022; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	13	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolio) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)

Thomas W. Bird 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016 - 2020.	13	Sonen Capital LLC; One Summit (not-for-profit organization) Cromwell Harbor Supporting Foundation, Inc. (not-for-profit organization)

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Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jennifer M. Borggaard 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	13	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)

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Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jonathan W. DePriest 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	13	None

Frederick A. Eigenbrod, Jr., Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	13	None

Harold M. Shefrin, Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	13	SA Funds – Investment Trust (mutual funds) (10 portfolios)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years
Jeffrey K. Seeley** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Trustee and President	Open-ended term; Trustee since May 2021; President since March 2023	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	13	None

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Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years
Philippe Uzan** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1970)	Trustee	Open-ended term; served since March 2023	Deputy Chief Executive Officer and Chief Investment Officer Asset Management of iM Global Partner since February 2020; Chief Executive Officer of UP Quantamental from June 2019 to January 2020; Chief Investment Officer and Member of Executive Committee of Edmond de Rothschild Asset Management from December 2011 to March 2019 .	13	iM Global Partner Asset Management; iM GP SICAV (investment vehicle); Syz Capital (asset management)

John M. Coughlan 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1956)	Treasurer	Open-ended term; served as Treasurer since inception.	Chief Operating Officer of the Advisor since 2004. Chief Compliance Officer of the Advisor from 2004 to June 2023.	N/A	None

Joseph Kelly 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1975)	Chief Compliance Officer and Secretary	Open-ended term; served as Chief Compliance Officer since June 2023. Secretary since September 2023	Managing Director, Chief Compliance Officer of the Advisor since June 2023. Deputy Chief Compliance Officer, The TCW Group, Inc. from January 2022 to June 2023. Senior Vice President Compliance, The TCW Group, Inc. from June 2021 to December 2021. General Counsel and Chief Compliance Officer, Dunham & Associates Investment Counsel Inc. from November 2013 to June 2021.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, a co-portfolio manager at the Advisor, is an Assistant Secretary of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisors, and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has

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appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, both in person and held virtually, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Governance Committee, a Qualified Legal Compliance Committee, and a Compensation Committee which are discussed in greater detail under “Board of Trustees – Board Committees” below. Each of the standing committees of the Board is comprised entirely of Independent Trustees , except for the Compensation Committee, which is comprised of two Independent Trustees and one Interested Trustee. Ms. Allecta, an Independent Trustee, serves as the Chairperson of the Board. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with the Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from the Advisor as the “valuation designee” pursuant to Rule 2a-5 under the 1940 Act. As the valuation designee, the Advisor is responsible for determinations of fair value with respect to the Funds’ portfolio holdings, subject to oversight by the Board. The valuation designee reports to the Board on the valuation of the Funds’ portfolio securities, selects pricing agents for the valuation of Fund holdings, and reviews the performance of each such pricing service.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

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Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and the Trustees have served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. Seeley’s Trustee Attributes include his over twenty-five years of professional experience leading and managing various asset management firms, and his in-depth knowledge of fields including product development, distribution, operations and compliance, including with respect to mutual funds, interval funds and exchange-traded funds. This experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Mr. Uzan’s Trustee Attributes include his position as Deputy CEO and Global Asset Management Chief Investment Officer of iM Global Partner. In this position, Mr. Uzan is responsible for overseeing at iM Global Partner Group level sub-advisor due diligence, asset class research and portfolio tactical allocation decisions. In particular, the Portfolio Management team in charge of the Funds, led by Mr. Chee, reports to him. For the past three years he has been a Board member of the European Union regulated iM Global Partner main fund, the iMGP Sicav. He is frequently quoted in media in the areas of asset allocation and manager selection. As Deputy CEO, he is also actively involved in the potential acquisitions strategy. Mr. Uzan also has prior experience as asset allocator and financial engineer.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to investment companies, private funds, boards of directors and management companies. Ms. Allecta also has mutual fund and closed-end fund board experience, having served on the board of trustees of Forward Funds from 2012 to 2022, the board of trustees of the Salient MF Trust from 2015 to 2022, and the board of directors of the Salient Midstream & MLP Fund from 2017 to 2022. Ms. Allecta was also a member of the Governing Council of the Independent Directors Council (the “IDC”) from 2014 to 2022, serving terms as chair of the IDC Policy Committee and a member of the IDC Executive Council Ms. Allecta served as lead Independent Trustee of the Trust beginning in 2021 and was elected Chair of the Trust beginning in 2023.

Mr. Bird’s Trustee Attributes include his thirty years of general management and investment experience, with a focus on impact investing. Mr. Bird has served on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

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Ms. Borggaard’s Trustee Attributes include her experience as a financial services executive and board member with broad global experience guiding boutique asset management companies. Ms. Borggaard currently serves on the board of several for-profit and not-for-profit organizations. Ms. Borggaard’s board experience includes providing guidance on diverse business issues including strategy, crisis management, C-suite succession planning, governance, finance, compliance, product development and equity-based total compensation. This experience gives her extensive knowledge of investment, financial management and governance matters.

Mr. DePriest’s Trustee Attributes include his over two decades of experience as legal counsel to advisers to mutual funds, closed-end funds, private funds and other investment vehicles. Through his roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds - Investment Trust since 1999.

Board Committees

The Board has four standing committees as described below:

Audit Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D. (Chair)	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D.(Chair)	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

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Governance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Thomas W. Bird (Chair) Jonathan W. DePriest	Responsible for seeking, identifying and recommending to the Board qualified Trustee candidates for election or appointment to the Board and overseeing matters of Trust governance, including evaluation of Board performance and process, and the establishment of Trust governance guidelines and procedures, to the extent necessary or desirable.	1

Compensation Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Jennifer M. Borggaard (Chair) Harold M. Shefrin, Ph.D. Jeffrey K. Seeley	Responsible for Coordinating the review of, and developing recommendations to the Board relating to the compensation of (i) the Independent Trustees and committee members and (ii) the Chief Compliance Officer of the Trust.	1

Trustee Ownership of Fund Shares

As of December 31, 2023, the Trustees owned the following dollar range of shares of the various series of the Trust (the “iMGP Funds”)(1).

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees

Julie Allecta	High Income Fund#	E	E

Thomas W. Bird	Alternative Strategies Fund	C	E
	High Income Fund#	C
	Dolan McEniry Corporate Bond Fund	C

Jennifer M. Borggaard	Alternative Strategies Fund	D	D

Jonathan W. DePriest	DBi Managed Futures Strategy ETF	D	E
	DBi Hedge Strategy ETF	D

Frederick A. Eigenbrod, Jr., Ph.D.	DBi Managed Futures Strategy ETF	C	E
	International Fund	C
	Alternative Strategies Fund	D
	High Income Fund#	D
	Oldfield International Value Fund	C

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Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Harold M. Shefrin, Ph.D.	International Fund	E	E

Interested Trustees
Philippe Uzan*		A	A

Jeffrey K. Seeley	International Fund	C	C
	Alternative Strategies Fund	C

(1)	Dollar Range of Equity Securities in the iMGP Funds:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2)	As of December 31, 2023, the Trustees each oversaw thirteen registered investment companies in the fund complex.
#	On March 9, 2023, the fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.

Trustee Interest in Investment Advisor, Distributor or Affiliates

As of December 31, 2023, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisors, ALPS Distributors, Inc. (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisors, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation

For the year ended December 31, 2023 each Independent Trustee received an annual fee of $125,000, allocated $13,000 per operational Fund with the remaining balance pro-rated quarterly based on each Fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also received an attendance fee in the amount of $6,000 for each special meeting of the Board, to be allocated to each Fund on a prorated basis based on each Fund’s assets. From January 1, 2023 to March 8, 2023, Ms. Allecta served as the lead Independent Trustee. Effective March 8, 2023, Ms. Allecta was elected Chair of the Board. For the year ended December 31, 2023, Ms. Allecta received an additional annual retainer in the amount of $12,500, allocated to each Fund on a prorated basis based on each Fund’s assets, for her roles as lead Independent Trustee and Chair. Effective January 1, 2024, each Independent Trustee receives an annual fee of $135,000, allocated $25,000 per operational Fund with the remaining balance pro-rated quarterly based on each Fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also receives an attendance fee in the amount of $6,000 for each special meeting of the Board, to be allocated to each Fund on a prorated basis based on each Fund’s assets. Ms. Allecta receives an additional annual retainer as Chair in the amount of $15,000, allocated to each Fund on a prorated basis based on each Fund’s assets. Mr. Shefrin serves as the Audit Committee Chair and receives an additional annual retainer in the amount of $10,000, allocated to each Fund on a prorated basis based on each Fund’s assets.

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As of April 1, 2024, to the best of the knowledge of the Trust, the Board and the officers of the Funds, as a group, owned of record less than 1% of the outstanding shares of each Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2023.

Name of Trustee	Aggregate Compensation from the Trust^	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex paid to Trustees
Independent Trustees
Julie Allecta	$137,500	$0	$137,500
Thomas W. Bird	$125,000	$0	$125,000
Jennifer M. Borggaard	$125,000	$0	$125,000
Jonathan W. DePriest	$125,000	$0	$125,000
Frederick A. Eigenbrod, Jr., Ph.D.	$125,000	$0	$125,000
Harold M. Shefrin, Ph.D.	$125,000	$0	$125,000
Interested Trustees
Jeffrey K. Seeley*	None	None	None
Philippe Uzan*	None	None	None

^	As of December 31, 2023, there were thirteen separate series of the Trust.
*	Mr. Seeley and Mr. Uzan are each an Interested Trustee because of their relationship with the Advisor and accordingly serve on the Board without compensation.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of April 22, 2024, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.1

DBi Managed Futures Strategy ETF Name and Address	% Ownership	Type of Ownership
Fidelity Brokerage Services, LLC 900 Salem Street Smithfield, RI 02917	9.32%	Record
J.P. Morgan Securities, LLC 1 Metrotech Ctr N Ste C Brooklyn, NY, 11201-3832	8.71%	Record

[1]	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

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DBi Hedge Strategy ETF
Name and Address	% Ownership	Type of Ownership
Northern Trust Asset Management 801 South Canal Street C-5S	70.95%	Record
Chicago, Il 60607
Beacon Harbor Wealth Advisors 4400 Viking Drive Virginia Beach, VA 23452	23.69%	Record
Monarch Wealth Strategies 26565 West Agoura Calabasas, CA 91302	8.04%	Record
Litman Gregory Wealth Management 1676 N. California Blvd., Suite 200 Walnut Creek, CA 94596	5.58%	Record

Berkshire Dividend Growth ETF
Name and Address	% Ownership	Type of Ownership
Dickinson Investment Advisors 535 W Broadway Council Bluffs, IA 51503	44.65%	Record
Berkshire Asset Management 46 Public Square Wilkes Barre, PA 18701	11.79%	Record
Fidelity Brokerage Services, LLC 245 Summer St Boston, MA 02210	9.27%	Record
Bank of America Securities, Inc. 1 Bryant Park New York, NY 100336	8.27%	Record
Orion Portfolio Solutions, LLC 17605 Wright Street Omaha, NE 68130	5.80%	Record

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

THE ADVISOR AND THE SUB-ADVISORS

The Advisor is a registered investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is wholly-owned by iM Global Partner SAS (France), which is beneficially owned by iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business. iM Square SAS is owned by Legendre Holdings 36 and three non-controlling parties. Legendre Holdings 36, a holding company, is majority owned (>75%) by Eurazeo SE, a European investment firm.

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Trust, on behalf of the Funds, and the Advisor are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

In addition, individual selection of securities is provided by the Sub-Advisors approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Sub-Advisors to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Sub-Advisors; (iii) oversee the investments made by such Sub-Advisor on behalf of each Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Sub-Advisors with respect to voting proxies for each Fund, filing Section 13 ownership reports with the SEC for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or the Sub-Advisors; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

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The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisors selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under each Management Agreement, each Sub-Advisor agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, each Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, each Sub-Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s allocated portion of each Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Sub-Advisor’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Sub-Advisor’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Sub-Advisor’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisors’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus. From that advisory fee, the Advisor is responsible for each Fund’s operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Board that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement. Each Fund remains responsible for taxes, brokerage commissions and other transactional expenses, accrued deferred tax liability, and extraordinary expenses.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Sub-Advisors will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisors or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

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The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of a Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, upon 60 days’ written notice to the Advisor or the Sub-Advisors, as applicable. The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or the Sub-Advisors, as applicable, upon 60 days’ written notice to the applicable Fund. The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisors, in accordance with Section 15(c) of the 1940 Act. A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with Advisor and the Sub-Advisors is included in the Funds’ Semi-Annual Report to Shareholders for the period ended June 30, 2023.

For the fiscal periods/years indicated below, the Funds paid the Advisor the following amounts of advisory fees.

Name of Fund	2023		2022	2021
DBi Managed Futures Strategy ETF	$6,807,956		$3,889,866	$416,873	(1)
DBi Hedge Strategy ETF	$240,103		$143,237	$171,189	(2)
Berkshire Dividend Growth ETF	$2,812	(3)	N/A	N/A

(1)	For the period January 1, 2021 through September 17, 2021, the Predecessor Fund paid the Predecessor Fund’s investment adviser $266,668 in advisory fees pursuant to the prior advisory agreement.
(2)	For the period January 1, 2021 through September 17, 2021, the Predecessor Fund paid the Predecessor Fund’s investment adviser $123,206 in advisory fees pursuant to the prior advisory agreement.
(3)	For the period June 29, 2023 (commencement of Fund operations) through December 31, 2023.

The Sub-Advisor for the DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF, Dynamic Beta investments LLC, located at 12 East 49th Street, New York, NY 10017 is engaged in the business of providing investment advice to funds. The Sub-Advisor, an SEC-registered investment adviser, was founded in 2012, and is owned by Beachhead Capital Holdings LLC, and iM Square Holding 4 LLC, an affiliate of the Advisor. Beachhead Capital Holdings LLC is owned by the Andrew Beer Family Trust, Mathias Mamou-Mani and certain employees of DBi. iM Square Holding 4 LLC is a wholly-owned subsidiary of iM Square SAS, a French company in which Legendre Holding 36 is the principal owner. The principal owner of Legendre Holding 36 is Eurazeo SA. Prior to September 2018, the name of the Sub-Adviser was Beachhead Capital Management, LLC.

The Sub-Advisor for the Berkshire Dividend Growth ETF is Berkshire Asset Management, LLC (“Berkshire”). Berkshire is an SEC-registered investment advisory firm founded in 1986. In 1999 the firm was sold to Legg Mason. In 2007, senior leadership repurchased the firm—forming Berkshire in its current form. The Sub-Advisor is an independent advisor with $4.4 billion in assets under management as of December 31, 2023. In December 2022, iM Global Partner, an affiliate of the Advisor, acquired a 45% minority non-controlling stake in Berkshire. Employees of the firm own more than 50% of the firm.

iM Global, not the Funds, is responsible for the payment of the sub-advisory fee to the Sub-Advisor, which is compensated monthly on the basis of each Fund’s assets.

Management of the Subsidiary (DBi Managed Futures Strategy ETF only). DBi also serves as the investment adviser to a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company pursuant to an investment advisory agreement with the Subsidiary. The Sub-Advisor does not receive additional compensation for its services to the Subsidiary. The investment advisory agreement between the Sub-Advisor and the Subsidiary was approved by the Board. However, because the Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because the Fund wholly owns and controls the Subsidiary, and the Sub-Advisor is subject to the oversight of the Board, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. Additionally, as part of the Board’s consideration of the sub-advisory agreement between the Advisor and the Sub-Advisor, the Board will also consider the Sub-Advisor’s performance with regard to the Subsidiary.

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The Advisor and the Sub-Advisor, as it relates to the Subsidiary, comply with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the DBi Managed Futures Strategy ETF under Section 2(a)(20) of the 1940 Act. The DBi Managed Futures Strategy ETF complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary, and the Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of the Funds’ fiscal year-end, December 31, 2023. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Andrew Beer (DBi)	4	$1.1 billion	2	$70 million	0	$0
Mathias Mamou-Mani (DBi)	4	$1.1 billion	2	$70 million	0	$0
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Kiko Vallarta (iM Global)	0	$0	0	$0	0	$0
Kenneth Krogulski (Berkshire)	0	$0	2	$27 million	2,331	$2.3 billion
Gerald Mihalick (Berkshire)	0	$0	2	$27 million	2,331	$2.3 billion
Michael Weaver (Berkshire)	0	$0	2	$27 million	2,331	$2.3 billion

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Sub-Advisor who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

iM Global

Advisor to the Funds

iM Global has overall responsibility for assets under management and conducts oversight and evaluation of the Funds’ investment managers and other duties. iM Global generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds. Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by the portfolio managers. iM Global has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

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DYNAMIC BETA INVESTMENTS, LLC (“DBi”)

Sub-Advisor to the DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF

Material conflicts of interest that may arise in connection with a portfolio manager’s management of each Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

BERKSHIRE ASSET MANAGEMENT

Sub-Advisor to the Berkshire Dividend Growth ETF

Material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2023.

iM GLOBAL

Advisor to the Funds

iM Global’s portfolio managers are compensated based on a fixed salary and a distribution of iM Global’s profits commensurate with the portfolio managers’ respective ownership percentages in the parent company of the Advisor.

DBi

Sub-Advisor to the DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF

Each portfolio manager receives a fixed salary and owns an equity interest in the Sub-Advisor. Each Portfolio Manager’s compensation is determined by the profitability of the Sub-Advisor and is not based on the performance or value of assets of the Funds.

BERKSHIRE ASSET MANAGEMENT

Sub-Advisor to the Berkshire Dividend Growth ETF

Each portfolio manager receives a fixed salary and owns an equity interest in the Sub-Advisor. Each Portfolio Manager’s compensation is determined by the profitability of the Sub-Advisor and is not based on the performance or value of assets of the Fund.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2023.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Andrew Beer/
DBi Managed Futures Strategy ETF	A
DBi Hedge Strategy ETF	A
Mathias Mamou-Mani
DBi Managed Futures Strategy ETF	A
DBi Hedge Strategy ETF	A
Jack Chee/
Berkshire Dividend Growth ETF	A
Kiko Vallarta/

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Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Berkshire Dividend Growth ETF	A
Kenneth Krogulski/
Berkshire Dividend Growth ETF	E
Gerard Mihalick/
Berkshire Dividend Growth ETF	E
Michael Weaver /
Berkshire Dividend Growth ETF	A

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - 1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisors.

iM GLOBAL

Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”). However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to the Sub-Advisors. To the extent such responsibility is delegated to a Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Funds or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

DBi

Sub-Advisor to the DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF

Due to the nature of its investment activities, DBi will seldom, if ever, be called upon to vote client proxies. If a situation ever arises where DBi is in a position to vote proxies, it will vote any proxies in accordance with its fiduciary duty to its clients and will generally seek to vote proxies in a way that maximizes the value of clients’ assets. DBi will document and abide by any specific proxy voting instructions conveyed by a client with respect to that client’s securities and maintain certain books and records associated with its proxy voting policies and procedures in accordance with paragraph (c)(ii) of Rule 204-2 under the Investment Advisers Act of 1940, as amended. The CCO will ensure that DBi complies with all applicable recordkeeping requirements associated with proxy voting.

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BERKSHIRE ASSET MANAGEMENT

Sub-Advisor to the Berkshire Dividend Growth ETF

Corporate Action and Proxy Voting Policy Background

Berkshire has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of the clients, in accordance with our fiduciary duties under applicable laws, rules and regulations.

In exercising its voting authority, Berkshire will not consult or enter into agreements with anyone regarding the voting of any securities owned by its clients.

Policy

Berkshire’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of clients for whom it has voting authority. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Berkshire’s obligations to its clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Berkshire deems appropriate).

Procedures

Responsibility and Oversight

Berkshire’s investment committee (the “Investment Committee”) is responsible for overseeing the proxy voting process. Berkshire’s proxy coordinator (the “Proxy Coordinator”) coordinates the gathering of proxies.

To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting cards pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Berkshire currently contracts the proxy voting services of Broadridge Financial Services, ProxyEdge (“ProxyEdge”). As a result, Berkshire has authorized and delegated the mechanics of voting to a professional voting agent thus further reducing the possibility of error and confusion. Most clients for which Berkshire has proxy voting authority and its equity holdings are registered into the ProxyEdge voting system to facilitate electronic voting. This is designed to result in the preparation and voting of a single proxy card reflecting the total of all shares owned by Berkshire clients. It also provides the data foundation to create a record of the proxy votes entered for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). There may be instances whereby certain prime brokers utilize other third-party proxy administrators that Berkshire may rely upon if necessary.

Proxy Voting

Once proxy materials are received, the Proxy Coordinator will initiate the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Berkshire’s voting authority.

•	The Investment Committee reviews proxy issues to determine any material conflicts of interest.

•

If a material conflict of interest exists (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Berkshire obtains the client’s proxy voting instructions, and (ii) to the extent to which it is not reasonably practicable and permitted by applicable law to notify the client and obtain such instructions (e.g., in the case of the Fund), Berkshire generally seeks voting instructions from an independent third party research firm such as Glass Lewis & Co.

•

The Investment Committee determines votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. Subject to the best interest of each individual client, Berkshire votes proxies in the same way for similarly situated clients. The Investment Committee’s basis for decision is documented and maintained by a member of the Investment Committee.

•	Proxies may also be voted against Board recommendation’s if the Investment Committee believes voting against Board recommendation is in the best interest of the client.

•	The Investment Committee votes the proxy pursuant to the instructions received in bullets # 4 or 5 above and returns the voted proxy as indicated in the proxy materials.

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Timing

Berkshire personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Conflicts of Interest

All proxies are reviewed for potential material conflicts of interest by ProxyEdge with support of the Proxy Coordinator. Issues to be reviewed include, but are not limited to:

•	Whether Berkshire manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer;

•

Whether Berkshire, an officer or director of the adviser or the applicable portfolio manager, analyst or other person(s) responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is not special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent;

•	Whether there is any other material business or personal relationship as a result of which a Voting Person has an interest in the outcome of the matter before shareholders; or

•	Whether an affiliate of Berkshire has a conflict as described in bullets #1-3 above and such conflict is known to the adviser’s Voting Persons.

All of the conflicts noted above should be deemed material. If the conflict resides with an individual Voting Person, that person will exclude himself or herself from the vote determination process in order to shield the adviser and the other Voting Persons from the conflict, provided that the other Voting Persons can determine a vote without undue influence from the conflicted Voting Person. If the conflict cannot be walled off, the vote will be passed on to a neutral party such as a third-party service provider or to the client directly. Any time a material conflict is encountered, Berkshire will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

Berkshire’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the Proxy Coordinator and if necessary the Investment Committee. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

Board Approves Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Berkshire generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to board-approved proposals are as follows:

Matters Relating to the Board of Directors

Berkshire votes proxies for the election of a company’s nominees for directors and for board-approved proposals on matters relating to the board of directors with the following exceptions:

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•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters Relating to Executive Compensation

Berkshire generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Berkshire votes for stock option plans that will result in a minimal annual dilution.

•	Berkshire votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Berkshire usually votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Berkshire votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters Relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Berkshire votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Berkshire is otherwise withholding votes for the entire board of directors.

•	Berkshire votes for proposals relating to the authorization of additional common stock.

•	Berkshire votes for proposals to effect stock splits (excluding reverse stock splits).

•	Berkshire votes for proposals authorizing share repurchase programs.

Matters Relating to Acquisitions, Mergers, Reorganizations and Other Transactions

•	Berkshire votes these issues on a case-by-case basis on board-approved transactions.

Matters Relating to Anti-Takeover Measures

Berkshire votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Berkshire votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

•	Berkshire votes on a case-by-case basis on proposals to adopt fair price provisions.

•	Other business matters:

•

Berkshire votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Berkshire votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Berkshire votes against authorization to transact other unidentified, substantive business at the meeting.

Shareholder Proposals – SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Berkshire votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Berkshire votes for shareholder proposals to require shareholder approval of shareholder rights plans.

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•	Berkshire votes for shareholder proposals that are consistent with Berkshire’s proxy voting guidelines for board-approved proposals.

•	Berkshire votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Voting Shares of Investment Companies

Berkshire may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

Berkshire votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Berkshire votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Voting Shares of Foreign Issuers

In the event Berkshire is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Berkshire votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Berkshire votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Berkshire votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Berkshire votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Voting Procedures when Berkshire Utilizes a Third Party Proxy Service

If Berkshire is utilizing a third party proxy service in connection with certain client accounts, the Proxy Coordinator will ensure that the proxy service receives updated holdings for the affected accounts. The Proxy Coordinator will also ensure that the proxy service delivers its recommendations on a timely basis and that such information is provided to the Proxy Voting Chairman. After the Proxy Voting Chairman authorizes the proxy service to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request, by calling 1-800-960-0188.

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration Agreement dated September 10, 2014 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street is located at One Congress Street, Suite 1, Boston, MA 02114. Pursuant to the Administration Agreement with the Trust, the Administrator has agreed to furnish statistical and

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research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Administration Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the applicable Sub-Advisor, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board. In general, a Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Advisor and the Board may determine, a Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to the Fund or other advisory clients. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. The Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The table below shows brokerage commissions paid in the aggregate amount by each Fund for the fiscal period/years ended December 31.

Name of Fund	2023	2022	2021(1)
DBi Managed Futures Strategy ETF	$1,341,866	$651,057	$—
DBi Hedge Strategy ETF	$16,531	$8,940	$—
Berkshire Dividend Growth ETF(2)	$17	$—	$—

(1)	Brokerage commissions paid prior to September 20, 2021 were paid by the Predecessor Funds.
(2)	The Berkshire Dividend Growth ETF commenced operations on June 29, 2023.

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Advisor, the Sub-Advisors or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

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For the fiscal year ended December 31, 2023, the Funds paid no commissions to affiliated broker dealers.

Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from a Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of a Fund; or (iii) sold the largest dollar amounts of the Shares. During the fiscal periods/years ended December 31, 2022, and December 31, 2021 the Funds and the Predecessor Funds did not hold the securities of any regular brokers or dealers of the Funds and the Predecessor Funds.

The following Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Fund	Broker	Amount
Berkshire Dividend Growth ETF	JP Morgan Chase & Co.	$64,638
	Bank of America Corp.	$57,071

Subject to such policies as the Advisor and the Board may determine, a Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients. Each Sub-Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. Each Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations. During the fiscal period/years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Funds and the Predecessor Funds did not direct brokerage transactions to a broker because of research services provided.

On occasions when a Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

Distribution of Fund Shares

The Funds’ principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. Shares are continuously offered for sale by the Distributor only in Creation Units on a best efforts basis. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

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The Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees who are not parties to the agreement or interested persons of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of a Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

As noted in the prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Funds. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. Under the Plan, a Fund is authorized to pay a Rule 12b-1 fee to the Distributor and other authorized recipients (the “Distribution Fee”) for distribution and shareholder services on behalf of such Fund. The Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of a Fund’s shares, subject to the terms of the Plan, or to provide certain shareholder services.

No fees are currently paid pursuant to the Plan by a Fund, and there is no expectation that such fees will be imposed. However, in the event fees are charged to a Fund pursuant to the Plan in the future, because the fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Under the Plan, each Fund is authorized to pay a fee (the “Distribution Fee”) to the Distributor and other authorized persons pursuant to the Plan for distribution and shareholder services on behalf of the applicable Fund. Under the Plan, the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of a Fund’s shares, subject to the terms of the Plan, or to provide certain shareholder services.

Set forth below is a list of the member firms of FINRA to which the Advisor, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2023. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2023 are not reflected:

FINRA member firms

Raymond James

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High turnover rates are likely to result in comparatively greater brokerage expenses. Because amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF, the Funds did not report a portfolio turnover rate for the fiscal year ended December 31, 2022. During the period from June 29, 2023 (commencement of operations) until December 31, 2023, the Berkshire Dividend Growth ETF’s portfolio turnover rate was 0.02% of the average value of its portfolio.

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BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, a Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the Exchange is open for business.

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Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of a specified cash payment (the “Deposit Cash”) and/or Deposit Securities (defined below) and a Cash Component (defined below). Notwithstanding the foregoing, the Trust reserves the right to offer and issue Shares in exchange for an in-kind deposit of a designated portfolio of Deposit Securities per each Creation Unit, constituting a substantial replication of the securities included in a Fund’s portfolio and a Cash Component (defined below), computed as described below. The Trust also reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Deposit Cash to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the applicable Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the applicable Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available. Notwithstanding the foregoing, each Fund may determine on a given Business Day that all purchases, all redemptions, or all purchases and redemptions on that day will be made entirely in cash.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Funds for orders to purchase Creation Units, including custom orders, is expected to be 2:00 p.m. Eastern time, which time may be modified by each Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

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On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the applicable Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in

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connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee”, may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the applicable Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is $250, regardless of the number of Creation Units created in the transaction. A Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the applicable Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the shareholders of the applicable Fund. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the applicable Fund to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

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Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund is $250 regardless of the number of Creation Units redeemed in the transaction. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the applicable Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the shareholders of the applicable Fund.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the applicable Fund to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized

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Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the applicable Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

NET ASSET VALUE

The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern Time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund’s NAV on the last day on which such exchange was open will be used, unless the Advisor, as the Board’s “valuation designee” for purposes of Rule 2a-5 under the 1940 Act, determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s NAV is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its NAV may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s NAV unless the Advisor deems that such events would materially affect the NAV, in which case an adjustment would be made.

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Generally, a Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service selected by the Advisor does not provide a valuation or provides a valuation that in the judgment of the relevant Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Advisor in consultation with the relevant Sub-Advisor and the Administrator pursuant to procedures approved by the Board.

Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds’ accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by a Sub-Advisor to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Advisor.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Advisor, or at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by the Advisor. If an options or futures exchange closes after the time at which a Fund’s NAV is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the NAV.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Advisor in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Advisor in good faith deems appropriate to reflect their fair value.

TAXATION

The following summarizes certain additional U.S. federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

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Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Funds. Each Fund intends to qualify each year to be treated as a separate RIC under the Code. As such, a Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the applicable Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the applicable Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the applicable Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the applicable Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the applicable Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

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Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

As of December 31, 2023, the capital loss carryforwards for each Fund were as follows:

	DBi Managed Futures Strategy ETF	DBi Hedge Strategy ETF	Berkshire Dividend Growth ETF
Capital Loss Carryforwards
Perpetual Short-Term	$(31,097,586)	$(187,586)	$(81)
Perpetual Long-Term	$(84,935,334)	$(64,787)	$—

Total	$(116,032,920)	$(252,373)	$(81)

A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), and its net tax-exempt income, if any. Each Fund intends to distribute annually any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a real estate investment trust (“REIT”) may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the applicable Fund may report all distributions of such income as qualified dividend income.

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As noted above, dividends received by a Fund from a REIT may be treated as qualified dividend income, but generally only to the extent so reported by such REIT. Additionally, In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the applicable Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the applicable Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

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The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year that qualify as section 1256 contracts under the Code. Gain or loss from futures contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. If a Fund is required to mark-to-market certain types of positions in its portfolios (i.e., treat them as if they were closed out), this may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding Fund-level income and excise taxes. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

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Any annual net profit of the Subsidiary will be recognized as ordinary income by the Fund, but any annual net loss of the Subsidiary will not be recognized and will not carry forward. In general, DBi Managed Futures Strategy ETF will have to recognize as ordinary income its pro rata share of (i) any Subpart F income of the Subsidiary, (ii) any investments by the Subsidiary in U.S. property, and (iii) any global intangible low-taxed income of the Subsidiary, regardless of whether the Subsidiary makes any distributions of any such income to DBi Managed Futures Strategy ETF.

Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income, as long as the income from a Fund is not effectively connected with the foreign shareholder’s U.S. trade or business. However, distributions of a Fund attributable to U.S.-source portfolio interest income paid may not be subject to this withholding tax if appropriately designated and reported by such Fund (subject to certain additional restrictions in the hands of a foreign shareholder). Additionally, qualifying foreign shareholders generally may be exempt from federal income tax on distributions of a Fund attributable to net long-term and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund, if appropriately designated and reported by such Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (as determined under a special formula). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Funds’ distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations (including, if applicable, complying with an intergovernmental agreement); (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Funds. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

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For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Foreign taxpayers are generally subject to withholding tax at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax treaty or convention.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in a Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool or that has a subsidiary that is a taxable mortgage pool or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states and localities which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Each Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the applicable Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

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Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF commenced operations on September 20, 2021. Berkshire Dividend Growth ETF commenced operations on June 29, 2023. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. The Board has created thirteen series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund, the Dolan McEniry Corporate Bond Fund, the DBi Managed Futures Strategy ETF, the DBi Hedge Strategy ETF, the Berkshire Dividend Growth ETF, the Polen Capital Global Growth ETF, the Polen Capital China Growth ETF and the Polen Capital International Growth ETF are the only operating series of shares of the Trust. The Board may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

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The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Trust and iM Global have obtained an exemptive order from the SEC, which permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub-advisory agreement with a manager that is affiliated with the Funds or iM Global.

The Trust, the Advisor, the Sub-Advisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisors and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent. The transfer agent is State Street. The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, also assists with the Funds’ tax returns. The Trust’s legal counsel is Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, California 94111.

The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds for the (period or) year ended December 31, 2023, and Cohen & Company, Ltd.’s report thereon are incorporated by reference to the Trust’s Annual Report for the fiscal year ended December 31, 2023. The report of Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of Cohen & Company, Ltd. and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

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APPENDIX

Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa through Caa. Both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

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Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—highest quality; Prime 2—higher quality; Prime 3—high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

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LITMAN GREGORY FUNDS TRUST

Polen Capital Global Growth ETF (PCGG)

Listed on NYSE Arca

STATEMENT OF ADDITIONAL INFORMATION

Dated April 29, 2024

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April 29, 2024, as it may be amended from time to time, of Polen Capital Global Growth ETF (the “Fund” or the “Polen Capital Global Growth ETF”), a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997. iM Global Partner Fund Management, LLC (the “Advisor” or “iM Global”) is the investment advisor of the Fund. The Advisor has retained an investment manager as sub-advisor (the “Sub-Advisor”), which is responsible for portfolio management of the Fund’s assets. A copy of the Fund’s prospectus and the Trust’s most recent annual report may be obtained from the Trust without charge at 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245, telephone 1-800-960-0188.

The Trust’s audited financial statements for the period ended December 31, 2023 are incorporated by reference to the Trust’s Annual Report for the period year ended December 31, 2023.

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FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of thirteen separate series: the iMGP Global Select Fund (the “Global Select Fund”), the iMGP International Fund (the “International Fund”), the iMGP Alternative Strategies Fund (the “Alternative Strategies Fund”), the iMGP High Income Fund (formerly, iMGP High Income Alternatives Fund) (the “High Income Fund”), the iMGP Small Company Fund (formerly, iMGP SBH Focused Small Company Value Fund) (the “ Small Company Fund”), the iMGP Oldfield International Value Fund (the “Oldfield International Value Fund”), the iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”), the iMGP DBi Hedge Strategy ETF (the “DBi Hedge Strategy ETF”), the iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund”), the iMGP Berkshire Dividend Growth ETF (“Berkshire Dividend Growth ETF”), the Polen Capital Global Growth ETF, the Polen Capital China Growth ETF and the Polen Capital International Growth ETF.

This SAI relates only to one series of the Trust, the Polen Capital Global Growth ETF (the “Fund”), which commenced operations on August 29, 2023.

The Fund is an actively managed exchange-traded fund (“ETF”) that is a separate series of the Trust. The Fund is a non-diversified series of the Trust meaning it can invest a greater portion of its assets in a particular investment or issuer than a diversified fund. The Fund offers and issues shares (“Shares”) at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund expects to offer and issue Creation Units in exchange for an in-kind deposit of specified instruments (each, a “Deposit Security” and collectively the “Deposit Securities”), or for specified instruments together with a specified cash payment. The Fund also reserves the right to make purchases and redemptions of Creation Units in whole or in part on a cash basis. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. As noted above, Shares are also redeemable only in Creation Unit aggregations, generally for a specified cash payment. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of the Fund is non-fundamental and therefore may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders. The Fund’s investment objective is set forth in the Fund’s prospectus. There is no assurance that the Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of the Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes. The investment policies of the Fund with respect to “80% of the Fund’s net assets” may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets across the world, the risks discussed below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses.

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Cash Position

When the Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual—they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or the Fund’s Sub-Advisor may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity.

Convertible Securities and Warrants

The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Other Corporate Debt Securities

The Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

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Risks of Investing in Lower-Rated Debt Securities

The Fund may invest a portion of its net assets in debt securities rated below “Ba1” by Moody’s, below “BB+” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the Sub-Advisor’s ability to accurately value high yield bonds and the Fund’s assets and hinder the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Sub-Advisor must monitor the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. The Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Derivatives and Other Investment Techniques and Related Risks

In connection with the Fund’s use of derivatives, the Fund will comply with the limitations of the derivatives risk management program adopted with respect to the Fund pursuant to Rule 18f-4 under the 1940 Act.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument at a specified future time and at a specified price. The Fund may use futures contracts for: enhancing returns; bona fide hedging; attempting to offset changes in the value of financial instruments held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

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Transactions in futures by the Fund are subject to limitations established by futures exchanges governing the maximum number of futures that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures that the Fund may write or hold may be affected by futures written or held by other entities. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified currency amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Fund may enter into an agreement with a Futures Commodity Merchant that provides for the cash settlement of futures contracts. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the instruments held by the Fund and the prices of futures; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Commodity-Linked Instruments. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instrument markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately. Pursuant to Rule 4.5 under CEA, the Fund does not qualify for an exclusion from the definition of a commodity pool. Accordingly, the Fund is subject to regulation as a commodity pool and each of the Advisor and Sub-Advisor is registered as a CPO under the CEA.

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Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures and swap transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action. In particular, Title VII of the Dodd-Frank Act set forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The provisions of Title VII of the Dodd-Frank Act have not yet been fully implemented and accordingly, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are now becoming subject to new and/or additional regulations, requirements, compliance burdens and associated costs. This law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Regulation of Derivatives in Europe. The European Markets and Infrastructure Regulation (“EMIR”) introduces uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivative contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivative contracts to trade repositories. In addition, EMIR imposes requirements for appropriate procedures and arrangements to measure, monitor and mitigate operational counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These requirements are likely to include the posting and segregation of collateral, not only to and for, but also by, the Fund.

Many provisions of EMIR require the adoption of delegated acts by the European Commission before becoming fully effective. Accordingly, it is difficult to predict the precise impact of EMIR on the Fund. However, investors should be aware that the regulatory changes arising from EMIR may in due course adversely affect the Fund’s ability to adhere to its investment approach and achieve its investment objective.

Counterparty Credit Risk. The Fund will be subject to counterparty credit risk with respect to their use of derivative and short sale transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Sub-Advisor will seek to effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is not entirely clear.

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In addition, the Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark to market, constructive sale, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Equity Securities

The Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of small- and medium-size companies. Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies. In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets. However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

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Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”), which are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. In addition, the Fund may hold an ETF that is actively managed and does not track a particular index. An actively managed ETF may indirectly subject an investor to active management risk. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. Section 12(d)(1) of the 1940 Act restricts investments by investment companies such as the Fund in the securities of other investment companies, including ETFs. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund intends to rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Government Obligations

The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

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Money Market Funds

The Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. For example, Section 12(d)(1)(F) of the 1940 Act provides that the limitations set forth above do not apply to securities purchased or otherwise acquired by the Fund if immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund. The Fund must comply with certain other administrative requirements in order to comply this exception, including, among others, that the Fund (or the Advisor or Sub-Advisor acting on behalf of the Fund) complies with certain voting restrictions when voting the shares of such investment company. The Advisor and the Sub-Advisor will not impose advisory fees on assets of the Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities. The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all sub-divisions of the financial services industry. Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker-dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially. While the U.S. Department of the Treasury, Federal Reserve Board and Congress have taken steps to address problems in the financial markets and with financial institutions, there can be no assurance that the risks associated with investments in financial services company issuers will decrease as a result of these steps.

Foreign Investments and Currencies

The Fund may invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

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Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (the “U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effect and implications of Brexit. The actual and potential consequences of Brexit, and the associated uncertainty, have adversely affected, and for the foreseeable future may continue to adversely affect, economic and market conditions in the U.K., in the EU and its member states and elsewhere, and may also contribute to uncertainty and instability in global financial markets. This uncertainty may, at any stage, adversely affect the Fund and its investments. There may be detrimental implications for the value of the Fund’s investments and/or its ability to implement its investment program. This may be due to, among other things: (i) increased uncertainty and volatility in U.K., EU and other financial markets; (ii) fluctuations in asset values; (iii) fluctuations in exchange rates; (iv) increased illiquidity of investments located, listed or traded within the U.K., the EU or elsewhere; (v) changes in the willingness or ability of financial and other counterparties to enter into transactions, or the price at which and terms on which they are prepared to transact; and/or (vi) changes in legal and regulatory regimes to which the Fund or certain of its assets and/or service providers are or become subject. The withdrawal of the U.K. from the EU could have a material impact on the U.K.’s economy and its future growth, impacting adversely the Fund’s investments in the U.K. It could also result in prolonged uncertainty regarding aspects of the U.K.’s economy and damage customers’ and investors’ confidence. Any of these events could have a material adverse effect on the Fund.

Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund’s investments.

Recently, the Israel-Hamas war has resulted in significant loss of life and increased volatility in the Middle East, and there is a risk that the war could worsen or spread within the region. The conflict between Israel and Hamas and the involvement of the U.S. and other countries could present material uncertainty and risk with respect to the Fund’s performance and ability to achieve its investment objective. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.

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In addition, Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of the Fund’s investments.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Sub-Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders.

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Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Fund cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Fund’s investments.

In considering whether to invest in the securities of a foreign company, the Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on the Sub-Advisor’s assessment of prevailing market, economic and other conditions.

Borrowing

The Fund is authorized to borrow money from banks in amounts up to 33-1/3% of their total assets. The Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. The 1940 Act requires the Fund to maintain continuous asset coverage (i.e., total assets including borrowings less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with

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the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the loan collateral must be equal to at least 100% of the value of the loaned securities, and the borrower must increase such collateral such that it remains equal to 100% of the value of the loaned securities whenever the price of the loaned securities increases (i.e., mark to market on a daily basis); (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay reasonable custodial fees in connection with the lending of portfolio securities, which fees must be negotiated by the Fund and the custodian and be approved by the Board; and (v) although the voting rights may pass with the lending of securities, the Board must be obligated to call the loan in time to vote the securities if a material event affecting the investment on loan is to occur.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seeks to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

The Board has appointed State Street Bank and Trust Company, the Fund’s custodian, as securities lending agent for the Fund’s securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Fund will only enter into loan arrangements with borrowers on this list and will not lend its securities to be sold short.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

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Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: recent failures in the banking sector, bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; global health crises and pandemics; governmental efforts to limit short selling, and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether these conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for preferential tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to the Fund’s shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or the Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by

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the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act, and the total repurchase agreements of the Fund are limited to 33-1/3% of its total assets.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. The Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund’s securities is disadvantageous.

Risks of Increased Reliance on Data Analytics

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s and Sub-Advisor’s regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Short Sales

The Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, the Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

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Short-Term Investments

The Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper. The Fund may invest a portion of its assets in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper in which the Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Variable and Floating Rate Instruments

The Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Sub-Advisor under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Sub-Advisor

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will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

When-Issued Securities, Forward Commitments and Delayed Settlements

The Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside, and the Fund will identify on its books, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Sub-Advisor to manage it may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, the Fund will not:

1.

invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in a particular industry or group of industries (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);

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2.	borrow money, provided that such Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

3.

make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

4.	underwrite any issue of securities, except to the extent that such Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

5.

purchase or sell real estate, provided that such Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

6.

purchase or sell physical commodities, provided that such Fund may invest in, purchase, sell or enter into futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

7.	issue senior securities, except to the extent permitted by the 1940 Act.

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EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer able to operate in reliance on Rule 6c-11 of the 1940 Act; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Fund, review the compensation arrangements between the Advisor and the Sub-Advisor, review contractual arrangements with companies that provide services to the Fund, including the Advisor, Sub-Advisor, and the Fund’s administrator, custodian and transfer agent, and review the Fund’s performance. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives and policies and to general supervision by the Board. A majority of the Trustees are not otherwise affiliated with the Advisor or the Sub-Advisor.

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Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1946)	Chairperson of the Board, Independent Trustee	Open-ended term; Trustee since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) 2014-2022; Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	13	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolio) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)

Thomas W. Bird 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016—2020.	13	Sonen Capital LLC; One Summit ( not-for-profit organization) Cromwell Harbor Supporting Foundation, Inc. (not-for-profit organization)

Jennifer M. Borggaard 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	13	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)

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Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jonathan W. DePriest 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	13	None

Frederick A. Eigenbrod, Jr., Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	13	None

Harold M. Shefrin, Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	13	SA Funds – Investment Trust (mutual funds) (10 portfolios)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeffrey K. Seeley** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Trustee and President	Open-ended term; Trustee since May 2021; President since March 2023.	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; and Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	13	None

Philippe Uzan** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1970)	Trustee	Open-ended term; served since March 2023	Deputy Chief Executive Officer and Chief Investment Officer Asset Management of iM Global Partner since February 2020; Chief Executive Officer of UP Quantamental from June 2019 to January 2020; Chief Investment Officer and Member of Executive Committee of Edmond de Rothschild Asset Management from December 2011 to March 2019.	13	iM Global Partner Asset Management; iM GP SICAV (investment vehicle); Syz Capital (asset management)

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Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
John M. Coughlan 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1956)	Treasurer	Open-ended term; served as Treasurer since inception.	Chief Operating Officer of the Advisor since 2004 and Chief Compliance Officer of the Advisor from 2004 to June 2023.	N/A	None

Joseph Kelly 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1975)	Chief Compliance Officer and Secretary	Open-ended term; served as Chief Compliance Officer since June 2023 and Secretary since September 2023.	Managing Director, Chief Compliance Officer of the Advisor since June 2023. Deputy Chief Compliance Officer, The TCW Group, Inc. from January 2022 to June 2023. Senior Vice President Compliance, The TCW Group, Inc. from June 2021 to December 2021. General Counsel and Chief Compliance Officer, Dunham & Associates Investment Counsel Inc. from November 2013 to June 2021.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

Jack Chee, a co-portfolio manager at the Advisor, is an Assistant Secretary of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisor, and the Fund’s distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Fund. The Board has

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appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, both in person and held virtually, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Governance Committee, a Qualified Legal Compliance Committee and a Compensation Committee which are discussed in greater detail under “Board of Trustees – Board Committees” below. Each standing committee of the Board is comprised entirely of Independent Trustees, except for the Compensation Committee, which is comprised of two Independent Trustees and one interested Trustee. Ms. Allecta, an Independent Trustee, serves as the Chairperson of the Board. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with the Sub-Advisor or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from the Advisor as the “valuation designee” pursuant to Rule 2a-5 under the 1940 Act. As the valuation designee, the Advisor is responsible for determinations of fair value with respect to the Fund’s portfolio holdings, subject to oversight by the Board. The valuation designee reports to the Board on the valuation of the Fund’s portfolio securities, selects pricing agents for the valuation of Fund holdings, and reviews the performance of each such pricing service.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of

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these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and the Trustees have served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. Uzan’s Trustee Attributes include his position as Deputy CEO and Global Asset Management Chief Investment Officer of iM Global Partner. In this position, Mr. Uzan is responsible for overseeing at iM Global Partner Group level sub-advisor due diligence, asset class research and portfolio tactical allocation decisions. In particular, the Portfolio Management team in charge of the Fund, led by Mr. Chee, reports to him. For the past three years he has been a Board member of the European Union regulated iM Global Partner main fund, the iMGP Sicav. He is frequently quoted in media in the areas of asset allocation and manager selection. As Deputy CEO, he is also actively involved in the potential acquisitions strategy. Mr. Uzan also has prior experience as asset allocator and financial engineer.

Mr. Seeley’s Trustee Attributes include his over twenty-five years of professional experience leading and managing various asset management firms, and his in-depth knowledge of fields including product development, distribution, operations and compliance, including with respect to mutual funds, interval funds and exchange-traded funds. This experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to investment companies, private funds, boards of directors and management companies. Ms. Allecta also has mutual fund and closed-end fund board experience, having served on the board of trustees of Forward Funds from 2012 to 2022, the board of trustees of the Salient MF Trust from 2015 to 2022, and the board of directors of the Salient Midstream & MLP Fund from 2017 to 2022. Ms. Allecta was also a member of the Governing Council of the Independent Directors Council (The “IDC”) from 2014 to 2022, serving terms as chair of the IDC Policy Committee and a member of the IDC Executive Council. Ms. Allecta served as lead Independent Trustee of the Trust beginning in 2021 and was elected Chair of the Trust beginning in 2023.

Mr. Bird’s Trustee Attributes include his thirty years of general management and investment experience, with a focus on impact investing. Mr. Bird has served on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Borggaard’s Trustee Attributes include her experience as a financial services executive and board member with broad global experience guiding boutique asset management companies. Ms. Borggaard currently serves on the board of several for-profit and not-for-profit organizations. Ms. Borggaard’s board experience includes providing guidance on diverse business issues including strategy, crisis management, C-suite succession planning, governance, finance, compliance, product development and equity-based total compensation. This experience gives her extensive knowledge of investment, financial management and governance matters.

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Mr. DePriest’s Trustee Attributes include his over two decades of experience as legal counsel to advisers to mutual funds, closed-end funds, private funds and other investment vehicles. Through his roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds—Investment Trust since 1999.

Board Committees

The Board has four standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D. (Chair)	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D. (Chair)	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

Governance Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Thomas W. Bird (Chair) Jonathan W. DePriest.	Responsible for seeking, identifying and recommending to the Board qualified Trustee candidates for election or appointment to the Board and overseeing matters of Trust governance, including evaluation of Board performance and process, and the establishment of Trust governance guidelines and procedures, to the extent necessary or desirable.	1

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Compensation Committee

Members	Description
Jennifer M. Borggaard (Chair) Jeffrey K. Seeley Harold M. Shefrin, Ph. D.	Responsible for coordinating the review of, and developing recommendations to the Board relating to, the compensation of (i) the Independent Trustees and committee members and (ii) the Chief Compliance Officer of the Trust.	1

Trustee Ownership of Fund Shares

As of December 31, 2023, the Trustees owned the following dollar range of shares of the various series of the Trust (the “iMGP Funds”):((1).

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
Julie Allecta	High Income Fund	E	E

Thomas W. Bird	Alternative Strategies Fund	C	E
	High Income Fund	C
	Dolan McEniry Corporate Bond Fund	C

Jennifer M. Borggaard	Alternative Strategies Fund	D	D

Jonathan W. DePriest	DBi Managed Futures Strategy ETF	D	E
	DBi Hedge Strategy ETF	D

Frederick A. Eigenbrod, Jr., Ph.D.	DBi Managed Futures Strategy ETF	C	E
	International Fund	C
	Alternative Strategies Fund	D
	High Income Fund	D
	Oldfield International Value Fund	C

Harold M. Shefrin, Ph.D.	International Fund	E	E

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Interested Trustees
Philippe Uzan**	N/A	A	A

Jeffrey K. Seeley	International Fund	C	C
	Alternative Strategies Fund	C

(1)	Dollar Range of Equity Securities in the iMGP Funds:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2)	As of December 31, 2023, the Trustees each oversaw thirteen registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates

As of December 31, 2023, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisor, ALPS Distributors, Inc. (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisor, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation

For the year ended December 31, 2023 each Independent Trustee received an annual fee of $125,000, allocated $13,000 per operational Fund with the remaining balance pro-rated quarterly based on each Fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also received an attendance fee in the amount of $6,000 for each special meeting of the Board, to be allocated to each Fund on a prorated basis based on each Fund’s assets. From January 1, 2023 to March 8, 2023, Ms. Allecta served as the lead Independent Trustee. Effective March 8, 2023, Ms. Allecta was elected Chair of the Board. For the year ended December 31, 2023, Ms. Allecta received an additional annual retainer in the amount of $12,500, allocated to each Fund on a prorated basis based on each Fund’s assets, for her roles as lead Independent Trustee and Chair. Effective January 1, 2024, each Independent Trustee receives an annual fee of $135,000, allocated $25,000 per operational Fund with the remaining balance pro-rated quarterly based on each Fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also receives an attendance fee in the amount of $6,000 for each special meeting of the Board, to be allocated to each Fund on a prorated basis based on each Fund’s assets. Ms. Allecta receives an additional annual retainer as Chair in the amount of $15,000, allocated to each Fund on a prorated basis based on each Fund’s assets. Mr. Shefrin serves as the Audit Committee Chair and receives an additional annual retainer in the amount of $10,000, allocated to each Fund on a prorated basis based on each Fund’s assets.

As of April 1, 2024, to the best of the knowledge of the Trust, the Board and the officers of the Fund, as a group, own of record less than 1% of the outstanding shares of the Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2023.

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Name of Trustee	Aggregate Compensation from the Trust^	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex paid to Trustees
Independent Trustees
Julie Allecta	$137,500	$0	$137,500
Thomas W. Bird	$125,000	$0	$125,000
Jennifer M. Borggaard	$125,000	$0	$125,000
Jonathan W. DePriest	$125,000	$0	$125,000
Frederick A. Eigenbrod, Jr., Ph.D.	$125,000	$0	$125,000
Harold M. Shefrin, Ph.D.	$125,000	$0	$125,000
Interested Trustees
Jeffrey K. Seeley*	None	None	None
Philippe Uzan*	None	None	None

^	As of December 31, 2023, there were thirteen separate series of the Trust.
*	Mr. Seeley and Mr. Uzan are each an Interested Trustee because of their relationship with the Advisor and accordingly serve on the Board without compensation.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of April 22, 2024 the shareholders indicated below were considered to be either a control person or principal shareholder of the Fund.1

Polen Capital Global Growth ETF Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co 3000 Schwab Way Westlake, TX 76262	74.84%	Record
Hantz Financial Services, Inc. 26200 American Drive Southfield, MI 48034	20.72%	Record

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

THE ADVISOR AND THE SUB-ADVISOR

The Advisor is a registered investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is wholly-owned by iM Global Partner SAS (France), which is beneficially owned by iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business. iM Square SAS is owned by Legendre Holdings 36 and three non-controlling parties. Legendre Holdings 36, a holding company, is majority owned (>75%) by Eurazeo SE, a European investment firm.

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to the Fund, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Trust, on behalf of the Fund, and the Advisor are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

[1]	The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

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In addition, individual selection of securities is provided by the Sub-Advisor approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish the Fund with advice and recommendations with respect to the selection and continued employment of Sub-Advisor to manage the actual investment of the Fund’s assets; (ii) direct the allocation of the Fund’s assets among such Sub-Advisor; (iii) oversee the investments made by such Sub-Advisor on behalf of the Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Sub-Advisor with respect to voting proxies for the Fund, filing Section 13 ownership reports with the SEC for the Fund, and taking other actions on behalf of the Fund; (v) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of the Fund or the Sub-Advisor; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and the Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisor selected to invest the assets of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under the Management Agreement for the Fund, the Sub-Advisor agrees to invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Trust’s and the Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, the Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, the Sub-Advisor has agreed to (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets; (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities; (v) maintain the books and records required to be maintained; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisor’s fees), the Fund pays the Advisor an advisory fee at the rate specified in the prospectus. From that advisory fee, the Advisor is responsible for the Fund’s operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and

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expenses of its custodian, shareholder services agent and accounting services agent; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement. The Fund remains responsible for taxes, brokerage commissions and other transactional expenses, accrued deferred tax liability, and extraordinary expenses.

Under the Advisory Agreement and the Management Agreement, the Advisor and the Sub-Advisor will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisor or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreement remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and the Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement and Management Agreement are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, upon 60 days’ written notice to the Advisor or the Sub-Advisor, as applicable. The Advisory Agreement and the Management Agreement also may be terminated by the Advisor or the Sub-Advisor, as applicable, upon 60 days’ written notice to the Fund. The Advisory Agreement and the Management Agreement terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreement each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisor, in accordance with Section 15(c) of the 1940 Act. At a Board meeting held on June 7, 2023 the Board considered the approval of the Management Agreement for the Fund for an initial two-year period from the Fund’s commencement of operations. A discussion regarding the Board’s basis for approving the Fund’s investment advisory agreements with Advisor and the Sub-Advisor will be available in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ending June 30, 2023.

The Sub-Advisor is Polen Capital Management, LLC (“Polen Capital’) a registered investment adviser headquartered at 1825 NW Corporate Blvd., Suite 300, Boca Raton, FL 33431. Polen Capital was founded in 1979 and, in addition to serving as the sub-advisor to the Fund, provides portfolio management services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses. As of December 31, 2023, Polen Capital had approximately $66 billion in assets under management.

During the period from August 29, 2023 (commencement of operations) through December 31, 2023 the Fund paid the Advisor $34,044 in advisory fees.

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ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as December 31, 2023. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Kiko Vallarta (iM Global)	0	$0	0	$0	0	$0
Damon Ficklin (Polen Capital)	3	$498.6 million	2	$804 million	634	$3.7 billon
Bryan Power (Polen Capital)	3	$498.6 million	2	$804 million	634	$3.7 billon

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Fund’s portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Information is shown as of December 31, 2023. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Kiko Vallarta (iM Global)	0	$0	0	$0	0	$0
Damon Ficklin (Polen Capital)	0	$0	1	$30.6 million	1	$204 million
Bryan Power (Polen Capital)	0	$0	1	$30.6 million	1	$204 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Sub-Advisor who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

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IM GLOBAL

Advisor to the Fund

iM Global has overall responsibility for assets under management and conducts oversight and evaluation of the Fund’s investment managers and other duties. iM Global generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Fund. Accordingly, no material conflicts of interest are expected to arise between the Fund and other accounts managed by the portfolio managers. iM Global has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

POLEN CAPITAL MANAGEMENT, LLC

Sub-Advisor to the Fund

Polen Capital provides advisory services to other clients which invest in securities of the same type as the Fund invests. Polen Capital is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. Polen Capital attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the date of this SAI.

IM GLOBAL

Advisor to the Fund

iM Global’s portfolio managers are compensated based on a fixed salary and a distribution of iM Global’s profits commensurate with the portfolio managers’ respective ownership percentages in the parent company of the Advisor.

POLEN CAPITAL MANAGEMENT, LLC

Sub-Advisor to the Fund

Each portfolio manager’s compensation consists of (i) a base salary, (ii) a year-end bonus and (iii) awards of equity (“Equity Interests”) in Polen Capital, including direct Equity Interests and/or phantom Equity Interests, entitling each portfolio manager to a proportionate year-end distribution of Polen Capital’s net profits. Polen Capital’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the portfolio managers is not related to the Fund’s performance.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2023.

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Portfolio Manager	Dollar Range of Securities Owned
Jack Chee (iM Global) Kiko Vallarta (iM Global) Damon Ficklin (Polen Capital) Bryan Power (Polen Capital)	A A A A

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Advisor as a part of the Advisor’s general management of the Fund, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisor.

IM GLOBAL

Advisor to the Fund

It is the Advisor’s policy to vote all proxies received by the Fund in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”). However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Fund, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Fund’s portfolio securities to one or more of the Sub-Advisor. To the extent such responsibility is delegated to the Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Fund or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Fund’s shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Fund’s principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

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POLEN CAPITAL MANAGEMENT, LLC

Sub-Advisor to the Fund

In exercising its voting obligations, Polen Capital is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. Polen Capital will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.

Polen Capital has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Polen Capital’s proxy voting procedures establish a protocol for voting of proxies in cases in which Polen Capital or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise Polen Capital’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders. Polen Capital believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interest of shareholders.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, will be available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 1-800-960-0188.

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration Agreement dated September 10, 2014 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street is located at One Congress Street, Suite 1, Boston, MA 02114-2016. Pursuant to the Administration Agreement with the Trust, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Administration Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Advisor pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Management Agreement states that the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board. In general, the Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

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The aggregate dollar amounts of brokerage commissions paid by the Fund during the fiscal year ended December 31, 2023 was $554. None of the brokerage commissions were paid to the brokers who furnished research services.

For the fiscal year ended December 31, 2023, the Fund paid no commissions to broker-dealers affiliated with the Advisor or the Sub-Advisor.

Subject to such policies as the Advisor and the Board may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to the Fund or other advisory clients. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. The Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Shares.

Subject to such policies as the Advisor and the Board may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular

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transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to the Fund or other advisory clients. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. The Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Distribution of Fund Shares

The Fund’s principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. Shares are continuously offered for sale by the Distributor only in Creation Units on a best efforts basis. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees who are not parties to the agreement or interested persons of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

As noted in the prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. Under the Plan, the Fund is authorized to pay a Rule 12b-1 fee to the Distributor and other authorized recipients (the “Distribution Fee”) for distribution and shareholder services on behalf of the Fund. The Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Fund’s shares, subject to the terms of the Plan, or to provide certain shareholder services.

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No fees are currently paid pursuant to the Plan by the Fund, and there is no expectation that such fees will be imposed. However, in the event fees are charged to the Fund pursuant to the Plan in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Under the Plan, the Fund is authorized to pay a fee (the “Distribution Fee”) to the Distributor and other authorized persons pursuant to the Plan for distribution and shareholder services on behalf of the Fund. Under the Plan, the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Fund’s shares, subject to the terms of the Plan, or to provide certain shareholder services.

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Fund and its shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

Other Distribution and Marketing Arrangements

As described in the Fund’s prospectus, the Advisor and the Sub-Advisor may make payments out of their own resources to intermediaries and other parties for shareholder services and distribution-related services.

As part of one such arrangement, the Sub-Advisor has engaged and pays variable compensation to Hantz Financial Services, Inc., an SEC-registered broker-dealer and investment adviser (“Hantz”), for consulting services on marketing strategies involving third-party investment platforms utilizing third-party investment management models. The Sub-Advisor also compensates Hantz for due diligence, education, training, and support services available to Hantz’s investment professionals in fixed amounts adjusted periodically. The Sub-Advisor pays these consulting and support service fees from its own resources and not from the assets of the Fund. The amounts received by Hantz in these special compensation arrangements, together with the related conflicts of interest, are disclosed and updated annually by Hantz on its website.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High turnover rates are likely to result in comparatively greater brokerage expenses. For the period August 29, 2023 (commencement of operations) through December 31, 2023 The Fund’s portfolio turnover rate was 3.65%.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

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Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the Exchange is open for business.

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Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of a specified cash payment (the “Deposit Cash”) and/or Deposit Securities (defined below) and a Cash Component (defined below). Notwithstanding the foregoing, the Trust reserves the right to offer and issue Shares in exchange for an in-kind deposit of a designated portfolio of Deposit Securities per each Creation Unit, constituting a substantial replication of the securities included in the Fund’s portfolio and a Cash Component (defined below), computed as described below. The Trust also reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Deposit Cash to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available. Notwithstanding the foregoing, the Fund may determine on a given Business Day that all purchases, all redemptions, or all purchases and redemptions on that day will be made entirely in cash.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units, including custom orders, is expected to be 2:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

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An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust

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will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee”, may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (d) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

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Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $250, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the shareholders of the Fund. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund

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Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $250 regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the shareholders of the Fund.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

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The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

NET ASSET VALUE

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern Time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine the Fund’s NAV on the last day on which such exchange was open will be used, unless the Advisor, as the Board’s “valuation designee” for purposes of Rule 2a-5 under the 1940 Act, determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund’s NAV is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its NAV may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of the Fund’s NAV unless the Advisor deems that such events would materially affect the NAV, in which case an adjustment would be made.

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Generally, the Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service selected by the Advisor does not provide a valuation or provides a valuation that in the judgment of the Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Advisor in consultation with the Sub-Advisor, and the Administrator pursuant to procedures approved by the Board.

The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Fund’s accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisor to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Advisor.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Advisor, or at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by the Advisor. If an options or futures exchange closes after the time at which the Fund’s NAV is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the NAV.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Advisor in good faith will establish a conversion rate for such currency.

All other assets of the Fund are valued in such manner as the Advisor in good faith deems appropriate to reflect their fair value.

TAXATION

The following summarizes certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.

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The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund intends to qualify each year to be treated as a separate regulated investment company (“RIC”) under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations.

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To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code. As of December 31, 2023, the Fund had no capital loss carryforwards.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), and its net tax-exempt income, if any. The Fund intends to distribute annually any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

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Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a real estate investment trust (“REIT”) may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

As noted above, dividends received by the Fund from a REIT may be treated as qualified dividend income, but generally only to the extent so reported by such REIT. Additionally, In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

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Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

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The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year that qualify as section 1256 contracts under the Code. Gain or loss from futures contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. If the Fund is required to mark-to-market certain types of positions in its portfolios (i.e., treat them as if they were closed out), this may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding Fund-level income and excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

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Foreign Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income, as long as the income from the Fund is not effectively connected with the foreign shareholder’s U.S. trade or business. However, distributions of the Fund attributable to U.S.-source portfolio interest income paid may not be subject to this withholding tax if appropriately designated and reported by such Fund (subject to certain additional restrictions in the hands of a foreign shareholder). Additionally, qualifying foreign shareholders generally may be exempt from federal income tax on distributions of the Fund attributable to net long-term and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund, if appropriately designated and reported by such Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (as determined under a special formula). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations (including, if applicable, complying with an intergovernmental agreement); (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Fund. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Foreign taxpayers are generally subject to withholding tax at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax convention.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

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The tax rules of other countries with respect to an investment in the Fund can differ from the federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states and localities which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. Dividends from net investment income, if any, are generally declared and paid annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

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Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. The Fund commenced operations on August 30, 2023. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. The Board has created fifteen series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Fund by the Trustees, generally on the basis of the relative net assets of each Fund.

The Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

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The Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund, the iM DBi Managed Futures Strategy ETF, the iM DBi Hedge Strategy ETF, the Dolan McEniry Corporate Bond Fund, the Berkshire Dividend Growth ETF, the Polen Capital Global Growth ETF, the Polen Capital China Growth ETF and the Polen Capital International Growth ETF are the only operating series of shares of the Trust. The Board may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Trust and iM Global have obtained an exemptive order from the SEC, which permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits the Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub-advisory agreement with a manager that is affiliated with the Fund or iM Global.

The Trust, the Advisor, the Sub-Advisor and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisor and the Distributor, to invest in securities that may be purchased or held by the Fund.

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016 is responsible for holding the Fund’s assets and acting as the Trust’s accounting services agent. The Fund’s transfer agent is State Street. The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., also assists with the Fund’s tax returns. The Trust’s legal counsel is Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, California 94111.

The Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Fund for the period ended December 31, 2023, and Cohen & Company, Ltd.’s report thereon are incorporated by reference to the Trust’s annual report for the year ended December 31, 2023. The report of Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of Cohen & Company, Ltd. and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

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APPENDIX

Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa through Caa. Both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

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Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—highest quality; Prime 2—higher quality; Prime 3—high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

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LITMAN GREGORY FUNDS TRUST

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)		Articles of Incorporation.

	(1)	Agreement and Declaration of Trust is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A, filed with the U.S. Securities and Exchange Commission (“SEC”) on August 12, 1996

		(A)	Amendment to Agreement and Declaration of Trust is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 15, 1996

		(B)	Amendment to Agreement and Declaration of Trust dated December 4, 2008 is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 2, 2011

		(C)	Amendment to Agreement and Declaration of Trust dated August 31, 2011 is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 2, 2011

(b)		By-laws are incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2014

(c)		Instruments Defining Rights of Security Holders – See Articles III and V of Agreement and Declaration of Trust and Article II of Third Amended and Restated By-Laws

(d)		Investment Advisory Contracts

	(1)	Unified Investment Advisory Agreement between Litman Gregory Funds Trust and Litman Gregory Fund Advisors, LLC dated June 1, 2021, as amended September 20, 2021, is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

	(2)	Amended Appendix A and Appendix B to the Unified Investment Advisory Agreement dated April 22, 2022, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2022

	(3)	Form of Amended Appendix B to the Unified Investment Advisory Agreement - is filed herewith

	(4)	Amended and Restated Investment Advisory Agreement between Litman Gregory Funds Trust and iM Global Partner Fund Management, LLC dated December 5, 2022, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

	(5)	Form of Amended Appendix A and Appendix B to the Amended and Restated Investment Advisory Agreement between Litman Gregory Funds Trust and iM Global Partner Fund Management, LLC, - is filed herewith

	(6)	Sub-Advisory Agreements

		(A)	Global Select Fund (formerly, the Equity Fund)

			1.	Investment Management Agreement with Nuance Investments, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

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	2.	Investment Management Agreement with Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

	3.	Investment Management Agreement with Scharf Investments, LLC is incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

(B)	International Fund

	1.	Investment Management Agreement with Harris Associates L.P. is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	2.	Investment Management Agreement with Lazard Asset Management LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	3.	Investment Management Agreement with Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(C)	Alternative Strategies Fund

	1.	Investment Management Agreement with Blackstone Credit Systematic Strategies LLC (formerly DCI, LLC) is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

	2.	Investment Management Agreement with DoubleLine Capital LP is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	3.	Investment Management Agreement with First Pacific Advisors, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	4.	Investment Management Agreement with Loomis, Sayles & Company, L.P. is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	5.	Investment Management Agreement with Water Island Capital LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	6.	Investment Management Agreement with Dynamic Beta investments, LLC incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

(D)	High Income Fund

	1.	Investment Management Agreement with Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	2.	Investment Management Agreement with Guggenheim Partners Investment Management, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	3.	Investment Management Agreement with Neuberger Berman Investment Advisers LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

(E)	SBH Focused Small Value Fund

	1.	Investment Management Agreement with Segall Bryant & Hamill, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	2.	Form of Investment Management Agreement with Polen Capital Management, LLC - is filed herewith

(F)	Oldfield International Value Fund

	1.	Investment Management Agreement with Oldfield Partners LLP is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

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		(G)	Dolan McEniry Corporate Bond Fund

			1.	Investment Management Agreement with Dolan McEniry Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

		(H)	DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF

			1.	Investment Management Agreement with Dynamic Beta investments, LLC on behalf of DBi Managed Futures Strategy ETF is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

			2.	Investment Management Agreement with Dynamic Beta investments, LLC on behalf of DBi Hedge Strategy ETF is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

			3.	Form of Investment Management Agreement between iM DBi Cayman Managed Futures Subsidiary and Dynamic Beta investments, LLC is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

		(I)	Berkshire Dividend Growth ETF

			1.	Investment Management Agreement with Berkshire Asset Management, LLC, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

		(J)	Polen Capital Global Growth ETF

			1.	Form of Investment Management Agreement with Polen Capital Management, LLC, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

		(K)	Polen Capital China Growth ETF

			1.	Form of Investment Management Agreement with Polen Capital Management, LLC – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

		(L)	Polen Capital International Growth ETF

			1.	Form of Investment Management Agreement with Polen Capital Management, LLC – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

(e)		Underwriting Contracts

	(1)	Distribution Agreement with ALPS Distributors, Inc. dated April 26, 2018 is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2018

	(2)	Amended and Restated Distribution Letter Agreement with ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

		(A)	Amendment to the Amended and Restated Distribution Letter Agreement with ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

		(B)	Amendment to the Amended and Restated Distribution Letter Agreement with ALPS Distributors, Inc. – to be filed by amendment

	(3)	Amendment No. 5 dated November 30, 2020 to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

	(4)	Form of Amendment to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

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	(5)	Form of Authorized Participant Agreement is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

	(6)	Amendment to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

	(7)	Amendment to the Distribution Agreement – to be filed by amendment

(f)		Bonus or Profit Sharing Contracts – None

(g)		Custodian Agreements

	(1)	Custody Agreement with State Street Bank and Trust dated July 1, 2023, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

(h)		Other Material Contracts

	(1)	Administration Agreement with State Street Bank and Trust Company dated September 10, 2014 is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2015

		(A)	Amendment dated September 20, 2018 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2019

		(B)	Amendment dated July 30, 2020 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

		(C)	Amendment dated October 30, 2020 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

		(D)	Amendment dated August 31, 2021 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on October 1, 2021

		(E)	Amendment dated July 1, 2023 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

	(2)	Power of Attorney dated May 26, 2021 is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 4, 2021

	(3)	Power of Attorney dated April 26, 2023 is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

	(4)	Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2015

		(A)	Amendment dated August 31, 2011 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2015

		(B)	Amendment dated May 20, 2013 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 26, 2014

		(C)	Amendment dated January 1, 2017 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2017

		(D)	Amendment dated August 28, 2018 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 6, 2018

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		(E)	Amendment dated July 31, 2020 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 22, 2020

		(F)	Amendment dated October 30, 2020 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

		(G)	Amendment to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

	(5)	Operating Expenses Limitation Agreement

		(A)	Operating Expenses Limitation Agreement dated August 28, 2018 for the High Income Alternatives Fund is incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 6, 2018

		(B)	Operating Expenses Limitation Agreement dated July 31, 2020 for the SBH Focused Small Value Fund is incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 22, 2020

		(C)	Operating Expenses Limitation Agreement dated October 30, 2020 for the Oldfield International Value Fund is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

		(D)	Operating Expenses Limitation Agreement dated September 30, 2021 for the Dolan McEniry Corporate Bond Fund is incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 29, 2022

		(E)	Operating Expenses Limitation Agreement for the Global Select Fund dated August 1, 2022 is incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

	(6)	Fund of Funds Investment Agreements

		(A)	Fund of Funds Investment Agreement with Wisdom Tree Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

		(B)	Fund of Funds Investment Agreement with Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust IV, Nuveen Investment Trust V, Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Investment Funds, Inc. and NuShares ETF Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

		(C)	Fund of Funds Investment Agreement with BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

		(D)	Fund of Funds Investment Agreement with Vanguard Funds – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

		(E)	Fund of Funds Investment Agreement with Janus Detroit Street Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

(i)		Legal Opinions

	(1)	Opinion and Consent of Counsel relating to the iMGP Berkshire Dividend Growth ETF is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

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	(2)	Opinion and Consent of Counsel relating to the Polen Capital Global Growth ETF is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

	(3)	Opinion and Consent of Counsel relating to the Polen Capital China Growth ETF and Polen Capital International Growth ETF- is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

	(4)	Consent of Counsel– filed herewith

(j)		Other Opinions

	(1)	Consent of Independent Registered Public Accounting Firm for iMGP Global Select Fund, iMGP International Fund, iMGP Alternative Strategies Fund, iMGP High Income Fund, iMGP Small Company Fund, iMGP Oldfield International Value Fund, and iMGP Dolan McEniry Corporate Bond Fund – filed herewith

	(2)	Consent of Independent Registered Public Accounting Firm for iMGP DBi Managed Futures Strategy ETF, iMGP DBi Hedge Strategy ETF, and iMGP Berkshire Dividend Growth ETF – filed herewith

	(3)	Consent of Independent Registered Public Accounting Firm for Polen Capital Global Growth ETF - filed herewith

(k)		Omitted Financial Statements – None

(l)		Initial Capital Agreements

	(1)	Subscription Agreement (initial seed capital only) is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on December 17, 1996

(m)		Rule 12b-1 Plan

	(1)	Distribution and Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

	(2)	Amendment to Appendix B to Distribution and Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

	(3)	Amendment to Appendix B to Distribution and Shareholder Servicing Plan – to be filed by amendment

(n)		Rule 18f-3 Plan

	(1)	Multiple Class Plan – is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(o)		Reserved

(p)		Codes of Ethics

	(1)	Code of Ethics for Litman Gregory Funds Trust is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

	(2)	Code of Ethics for iM Global Partner Fund Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

	(3)	Code of Ethics for ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2018

	(4)	Codes of Ethics for the Sub-Advisors

		(A)	First Pacific Advisors, LP is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

		(B)	Nuance Investments, LLC incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

		(C)	Harris Associates L.P. is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2022

		(D)	DoubleLine Capital LP is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 4, 2021

		(E)	Loomis, Sayles & Company, L.P. – incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

		(F)	Water Island Capital, LLC is incorporated by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 17, 2021

		(G)	Lazard Asset Management LLC is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2018

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(H)	Blackstone Credit Systematic Strategies LLC (formerly DCI, LLC) is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

(I)	Segall Bryant & Hamill, LLC is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2019

(J)	Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 6, 2018

(K)	Guggenheim Partners Investment Management, LLC, dated June 13, 2023 – is incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on October 3, 2023

(L)	Neuberger Berman Investment Advisers LLC, dated January 13, 2023 - is incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on October 3, 2023

(M)	Oldfield Partners LLP is incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 6, 2020

(N)	Dolan McEniry Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(O)	Dynamic Beta investments, LLC is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

(P)	Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

(Q)	Scharf Investments, LLC is incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 29, 2022

(R)	Berkshire Asset Management, LLC is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculated Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Label Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29.	Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

(a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

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(b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine.

(c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(b) A written opinion by an independent legal counsel.

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Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

In addition to the indemnification provisions provided for in the Registrant’s By-Laws, the Registrant has also entered into indemnification agreements (the “Indemnification Agreements”) with each of the Trustees and with its Chief Compliance Officer (collectively, the “Indemnitees”). The Indemnification Agreements set forth the procedure by which Indemnitees are to request and receive advancement of expenses and indemnification. The Indemnification Agreements provide that, in any determination for advancement of expenses or indemnification, the Indemnitees are entitled to a rebuttable presumption that they did not engage in conduct that would disqualify them from eligibility to receive advancement of expenses or for indemnification. The Indemnification Agreements also set forth the procedure by which an independent counsel may be chosen if independent counsel is to make a determination of any Indemnitee’s qualification for advancement of expenses or indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

9

Item 31.	Business and Other Connections of the Investment Adviser

The information required by this item is contained in the Form ADVs of the following entities and is incorporated herein by reference:

Name of Investment Adviser	File No.
iM Global Partner Fund Management, LLC	801-52710
(formerly Litman Gregory Fund Advisors, LLC)

Name of Sub-Advisors
Berkshire Asset Management, LLC	801-68485
Blackstone Credit Systematic Strategies LLC (formerly DCI, LLC)	801-63857
Brown Brothers Harriman & Co.	801-60256
Dolan McEniry Capital Management, LLC	801-54756
DoubleLine Capital LP	801-70942
Dynamic Beta investments, LLC	801-77106
First Pacific Advisors, LLC	801-67160
Guggenheim Partners Investment Management, LLC	801-66786
Harris Associates L.P.	801-50333
Lazard Asset Management LLC	801-61701
Loomis, Sayles & Company, L.P.	801-170
Neuberger Berman Investment Advisers LLC	801-61757
Nuance Investments, LLC	801-69682
Oldfield Partners LLP	801-72023
Polen Capital Management, LLC	801-15180
Scharf Investments, LLC	801-18799
Segall Bryant & Hamill, LLC	801-47232
Water Island Capital, LLC	801-57341

Item 32.	Principal Underwriters

(a)	ALPS Distributors, Inc., the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1 WS Credit Income Fund

1290 Funds

abrdn ETFs

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund (fka Griffin Institutional Access Credit Fund)

Apollo Diversified Real Estate Fund (fka Griffin Institutional Access Real Estate Fund)

The Arbitrage Funds

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income + Real Estate Fund

Brandes Investment Trust

Bridge Builder Trust

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Cambria ETF Trust

Centre Funds

CIM Real Estate Assets & Credit Fund

CION Ares Diversified Credit Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

CRM Mutual Fund Trust

DBX ETF Trust

Emerge ETF Trust

ETF Series Solutions (Vident Series)

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS MVP Private Markets Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

GraniteShares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group. Inc.

IndexIQ ETF Trust

Index IQ Active ETF Trust

Investment Managers Series Trust II (AXS – Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott Funds Trust

Stone Ridge Residential Real Estate Income Fund I, Inc.

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust III

Stone Ridge Trust IV

Stone Ridge Trust V

Stone Ridge Trust VI

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Stone Ridge Trust VIII

Stone Ridge Longevity Risk Premium Fixed Income Trust

Themes ETF Trust

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

X-Square Balanced Fund, LLC

X-Square Series Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with ALPS Distributors, Inc.	Positions and Offices with Registrant
Stephen J. Kyllo	President, Chief Operating Officer, Chief Compliance Officer	None
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	None
Brian N. Schell	Vice President and Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White	Secretary	None
Eric Theroff	Assistant Secretary	None
Adam Girard	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
Kevin Ireland	Senior Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Adviser	iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596

Registrant’s Fund Administrator	State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114-2016

Registrant’s Custodian/Fund Accountant	State Street Bank and Trust Company 1776 Heritage Drive Quincy, MA 02171

12

Records Relating to:	Are located at:
Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Registrant’s Transfer Agent	SS&C Global Investor & Distribution Solutions, Inc (formerly, DST Asset Manager Solutions, Inc.) 330 West 9th Street Kansas City, MO 64105

The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) under the 1940 Act will be maintained by the Registrant’s respective Sub-Advisors:

Berkshire Asset Management, LCC

46 Public Square

Suite 700

Wilkes-Barre, PA 8701-2609

Blackstone Credit Systematic Strategies LLC (formerly, DCI, LLC)

201 Spear Street, Suite 250

San Francisco, CA 94105

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Dolan McEniry Capital Management, LLC

120 North LaSalle Street

Suite 1510

Chicago, IL 60602

DoubleLine Capital LP

2002 N. Tampa Street, Suite 200

Tampa, FL 33602

Dynamic Beta investments, LLC

12 East 49th Street

New York, NY 10017

First Pacific Advisors, LLC

11601 Wilshire Boulevard, Suite 1200

Los Angeles, CA 90025

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

Harris Associates L.P.

111 S. Wacker Drive, Suite 4600

Chicago, IL 60606

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Nuance Investments, LLC

4900 Main Street, Suite 220

Kansas City, MO 64112

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Oldfield Partners LLP

11 Grosvenor Place

London SW1X 7HH – United Kingdom

Polen Capital Management, LLC

1825 NW Corporate Boulevard, Suite 300

Boca Raton, FL 33431

Scharf Investments, LLC

16450 Los Gatos Boulevard, Suite 207

Los Gatos, CA 95032

Segall Bryant & Hamill, LLC

540 West Madison Street, Suite 1900

Chicago, IL 60661

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Item 34.	Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.	Undertakings

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

(2)

If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 141 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 141 and Amendment No. 142 under the Investment Company Act of 1940, as amended, to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Segundo and State of California, on the 29th day of April 2024.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeffrey K. Seeley
Jeffrey K. Seeley
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 141 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julie Allecta*	Chairman of the Board, Trustee	April 29, 2024
Julie Allecta

/s/ Thomas W. Bird*	Trustee	April 29, 2024
Thomas W. Bird

/s/ Jennifer M. Borggaard*	Trustee	April 29, 2024
Jennifer M. Borggaard

/s/ Jonathan W. DePriest*	Trustee	April 29, 2024
Jonathan W. DePriest

/s/ Frederick A. Eigenbrod, Jr.*	Trustee	April 29, 2024
Frederick A. Eigenbrod, Jr.

/s/ Jeffrey K. Seeley Jeffrey K. Seeley	Trustee and President (Principal Executive Officer)	April 29, 2024

/s/ Harold M. Shefrin*	Trustee	April 29, 2024
Harold M. Shefrin

/s/ Philippe Uzan*	Trustee	April 29, 2024
Philippe Uzan

/s/ John M. Coughlan John M. Coughlan	Treasurer (Principal Financial Officer)	April 29, 2024

* By: /s/ John M. Coughlan
John M. Coughlan, Attorney-in-Fact

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INDEX TO EXHIBITS

(d) (3)	Form of Amended Appendix B to the Unified Investment Advisory Agreement

(d) (5)	Form of Amended Appendix A and Appendix B to the Amended and Restated Investment Advisory Agreement between Litman Gregory Funds Trust and iM Global Partner Fund Management, LLC

(d) (6)(E)(2)	Investment Management Agreement with Polen Capital Management, LLC

(i) (4)	Consent of Counsel

(j) (1)	Consent of Independent Registered Public Accounting Firm for iMGP Global Select Fund, iMGP International Fund, iMGP Alternative Strategies Fund, iMGP High Income Fund, iMGP Small Company Fund, iMGP Oldfield International Value Fund, and iMGP Dolan McEniry Corporate Bond Fund

(j) (2)	Consent of Independent Registered Public Accounting Firm for iMGP DBi Managed Futures Strategy ETF, iMGP DBi Hedge Strategy ETF, and iMGP Berkshire Dividend Growth ETF

(j) (3)	Consent of Independent Registered Public Accounting Firm for Polen Capital Global Growth ETF

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculated Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Label Linkbase

EX-101.PRE	XBRL Taxonomy Extension Label Linkbase

16